REGISTRATION STATEMENT NO.333-65500
                                                                       811-07463
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 6

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 28

                                 --------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                               (Name of Depositor)

                                 --------------

                                  One Cityplace
                        Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 308-1000

                                ERNEST J. WRIGHT
                     The Travelers Life and Annuity Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

                                 --------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] on May 2, 2005 pursuant to paragraph (b) of Rule 485.

[   ] __ days after filing pursuant to paragraph (a)(1) of Rule 485.

[   ] on ______ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                     PART A

                                   PROSPECTUS

                TRAVELERS PREMIER ADVISERS II ANNUITY PROSPECTUS:

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS PREMIER ADVISERS II ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. The Fixed Account option may not currently be available. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

JANUS ASPEN SERIES
   Balanced Portfolio -- Service Shares
   Forty Portfolio -- Service Shares(1)
   Mid Cap Value Portfolio -- Service Shares
   Worldwide Growth Portfolio -- Service Shares
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
   All Cap Fund -- Class I
   High Yield Bond Fund -- Class I
   Investors Fund -- Class I
   Small Cap Growth Fund - Class I
   Strategic Bond Fund -- Class I
THE TRAVELERS SERIES TRUST
   Equity Income Portfolio
   Large Cap Portfolio
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Core Plus Fixed Income Portfolio, Class II
   Emerging Markets Equity Portfolio, Class I
   Equity and Income Portfolio, Class II
   Equity Growth Portfolio, Class I
   Global Franchise Portfolio, Class II
   Global Value Equity Portfolio, Class I
   Mid Cap Growth Portfolio, Class I
   Small Company Growth Portfolio, Class II
   Technology Portfolio, Class I
   U.S. Mid Cap Value Portfolio, Class I
   U.S. Real Estate Securities Portfolio, Class I
   Value Portfolio, Class I
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II Shares
    Emerging Growth Portfolio Class II Shares
    Enterprise Portfolio Class II Shares
    Government Portfolio Class II Shares
    Growth and Income Portfolio Class II Shares
    Money Market Portfolio Class II Shares
 VARIABLE INSURANCE PRODUCTS FUND
    Contrafund(R) Portfolio -- Service Class 2
    Mid Cap Portfolio -- Service Class 2

----------
(1)   Formerly Capital Appreciation Portfolio -- Service Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                   MAY 2, 2005

                                TABLE OF CONTENTS

Glossary..................................................................     3
Summary...................................................................     5
Fee Table.................................................................     8
Condensed Financial Information...........................................    14
The Annuity Contract......................................................    14
   Contract Owner Inquiries...............................................    15
   Purchase Payments......................................................    15
   Accumulation Units.....................................................    15
   The Variable Funding Options...........................................    16
The Fixed Account.........................................................    19
Charges and Deductions....................................................    19
   General................................................................    19
   Withdrawal Charge......................................................    20
   Free Withdrawal Allowance..............................................    21
   Administrative Charges.................................................    21
   Mortality and Expense Risk Charge......................................    21
   Enhanced Stepped-Up Provision Charge...................................    21
   Guaranteed Minimum Withdrawal Benefit Charge...........................    21
   Variable Liquidity Benefit Charge......................................    22
   Variable Funding Option Expenses.......................................    22
   Premium Tax............................................................    22
   Changes in Taxes Based upon Premium or Value...........................    22
Transfers.................................................................    22
   Dollar Cost Averaging..................................................    24
Access to Your Money......................................................    25
   Systematic Withdrawals.................................................    25
   Loans..................................................................    25
Ownership Provisions......................................................    25
   Types of Ownership.....................................................    25
     Contract Owner.......................................................    25
     Beneficiary..........................................................    26
     Annuitant............................................................    26
Death Benefit.............................................................    26
   Death Proceeds before the Maturity Date................................    26
   Enhanced Stepped-Up Provision..........................................    27
   Payment of Proceeds....................................................    28
   Spousal Contract Continuance...........................................    30
   Beneficiary Contract Continuance.......................................    31
   Planned Death Benefit..................................................    31
   Death Proceeds after the Maturity Date.................................    32
Living Benefits...........................................................    32
   Guaranteed Minimum Withdrawal Benefit..................................    32
The Annuity Period........................................................    37
   Maturity Date..........................................................    37
   Allocation of Annuity..................................................    38
   Variable Annuity.......................................................    38
   Fixed Annuity..........................................................    38
Payment Options...........................................................    39
   Election of Options....................................................    39
   Annuity Options........................................................    39
   Income Options.........................................................    40
   Variable Liquidity Benefit.............................................    40
Miscellaneous Contract Provisions.........................................    40
   Right to Return........................................................    40
   Termination............................................................    40
   Required Reports.......................................................    41
   Suspension of Payments.................................................    41
The Separate Accounts.....................................................    41
   Performance Information................................................    41
Federal Tax Considerations................................................    42
   General Taxation of Annuities..........................................    42
   Types of Contracts: Qualified and Non-qualified........................    42
   Qualified Annuity Contracts............................................    42
     Taxation of Qualified Contracts......................................    43
     Mandatory Distributions for Qualified Plans..........................    43
   Non-qualified Annuity Contracts........................................    43
     Diversification Requirements for Variable Annuities..................    44
     Ownership of the Investments.........................................    44
     Taxation of Death Benefit Proceeds...................................    44
   Other Tax Considerations...............................................    44
     Treatment of Charges for Optional Benefits...........................    44
     Penalty Tax for Premature Distributions..............................    45
     Puerto Rico Tax Considerations.......................................    45
     Non-Resident Aliens..................................................    45
Other Information.........................................................    45
   The Insurance Companies................................................    45
   Financial Statements...................................................    46
   Distribution of Variable Annuity Contracts.............................    46
   Conformity with State and Federal Laws.................................    47
   Voting Rights..........................................................    48
   Restrictions on Financial Transactions.................................    48
   Legal Proceedings and Opinions.........................................    48
Appendix A: Condensed Financial Information for The Travelers Fund ABD
   for Variable Annuities.................................................   A-1
Appendix B: Condensed Financial Information for The Travelers Fund ABD II
   for Variable Annuities.................................................   B-1
Appendix C: The Fixed Account.............................................   C-1
Appendix D: Contents of the Statement of Additional Information...........   D-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                      TRAVELERS PREMIER ADVISERS II ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income ("Annuity Payments") you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine if you may purchase this contract and which optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.35%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. (Please refer to "Payment Options" for a description of this benefit.)

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your

Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

      o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

      o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

      o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

      o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

      o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

      o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

      o GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

                                    FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE........................................      6%(1)
      (AS A PERCENTAGE OF THE PURCHASE PAYMENTS WITHDRAWN)

      VARIABLE LIQUIDITY BENEFIT CHARGE..............................6%(2)
      (AS A PERCENTAGE OF THE PRESENT VALUE OF THE REMAINING ANNUITY PAYMENTS THAT ARE SURRENDERED. THE INTEREST RATE USED TO
      CALCULATE THIS PRESENT VALUE IS 1% HIGHER THAN THE ASSUMED
      (DAILY) NET INVESTMENT FACTOR USED TO CALCULATE THE ANNUITY
      PAYMENTS)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE..........................$30(3)

----------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for over seven years. The charge is as follows:

                     YEARS SINCE PURCHASE                  WITHDRAWAL
                         PAYMENT MADE                        CHARGE
          ----------------------------------------         ----------
          GREATER THAN OR EQUAL TO   BUT LESS THAN
                  0 years               2 years                6%
                  2 years               4 years                5%
                  4 years               5 years                4%
                  5 years               6 years                3%
                  6 years               7 years                2%
                 7 + years                                     0%

(2) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

                     YEARS SINCE INITIAL                   WITHDRAWAL
                       PURCHASE PAYMENT                      CHARGE
          ----------------------------------------         ----------
          GREATER THAN OR EQUAL TO   BUT LESS THAN
                  0 years               2 years                6%
                  2 years               4 years                5%
                  4 years               5 years                4%
                  5 years               6 years                3%
                  6 years               7 years                2%
                 7 + years                                     0%

(3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.


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

ANNUAL SEPARATE ACCOUNT CHARGES:
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.45% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.15% charge for E.S.P., a 0.40% charge for GMWB I, a 0.50% charge for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

Mortality and Expense Risk Charge                       1.45%
Administrative Expense Charge                           0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
NO OPTIONAL FEATURES SELECTED                           1.60%
Optional E.S.P. Charge                                  0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. ONLY SELECTED                                    1.75%
Optional GMWB I Charge                                  0.40%(5)
Optional GMWB II Charge                                 0.50%(5)
Optional GMWB III Charge                                0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB I ONLY SELECTED                                    2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB II ONLY SELECTED                                   2.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB III ONLY SELECTED                                  1.85%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB I SELECTED                              2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB II SELECTED                             2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB III SELECTED                            2.00%

----------
(5)   The maximum charge for GMWB I and GMWB II is 1.00%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2004 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                            MINIMUM      MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses).       0.77%        1.88%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                      DISTRIBUTION
                                                         AND/OR                                  CONTRACTUAL FEE   NET TOTAL
                                                        SERVICE                    TOTAL ANNUAL      WAIVER         ANNUAL
                                       MANAGEMENT       (12B-1)         OTHER       OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                          FEE             FEES        EXPENSES       EXPENSES     REIMBURSEMENT    EXPENSES
----------------                       ----------     ------------    --------     ------------  ---------------   ---------
JANUS ASPEN SERIES
   Balanced Portfolio --
     Service Shares* ..........           0.55%          0.25%          0.01%          0.81%            --           0.81%
   Forty Portfolio --
     Service Shares* ..........           0.64%          0.25%          0.02%          0.91%            --           0.91%(1)
   Mid Cap Value Portfolio
     -- Service Shares* .......           0.64%          0.25%          0.47%          1.36%            --           1.36%(2)
   Worldwide Growth
     Portfolio -- Service
     Shares* ..................           0.60%          0.25%          0.03%          0.88%            --           0.88%
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I ....           0.81%            --           0.08%          0.89%            --           0.89%(3)
   High Yield Bond Fund --
     Class I ..................           0.75%            --           0.39%          1.14%            --             --(11)
   Investors Fund -- Class I ..           0.68%            --           0.09%          0.77%            --           0.77%(4)
   Small Cap Growth Fund --
     Class I ..................           0.75%            --           0.28%          1.03%            --           1.03%
   Strategic Bond Fund --
     Class I ..................           0.75%            --           0.23%          0.98%            --           0.98%
THE TRAVELERS SERIES TRUST
   Equity Income Portfolio ....           0.73%            --           0.11%          0.84%            --             --(5),(11)
   Large Cap Portfolio ........           0.75%            --           0.11%          0.86%            --           0.86%(5)
THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC.
   Core Plus Fixed Income
     Portfolio, Class II* .....           0.38%          0.35%          0.32%          1.05%            --             --(11)
   Emerging Markets Equity
     Portfolio, Class I .......           1.25%            --           0.46%          1.71%            --             --(11)
   Equity and Income
     Portfolio, Class II* .....           0.49%          0.35%          0.36%          1.20%            --             --(11)
   Equity Growth Portfolio,
     Class I ..................           0.50%            --           0.34%          0.84%            --           0.84%
   Global Franchise
     Portfolio, Class II* .....           0.80%          0.35%          0.50%          1.65%            --             --(11)
   Global Value Equity
     Portfolio, Class I .......           0.67%            --           0.37%          1.04%            --           1.04%
   Mid Cap Growth
     Portfolio, Class I .......           0.75%            --           0.38%          1.13%            --             --(11)
   Small Company Growth
     Portfolio, Class II* .....           0.92%          0.35%          0.61%          1.88%            --             --(11)
   Technology Portfolio,
     Class I ..................           0.80%            --           0.49%          1.29%            --             --(11)
   U.S. Mid Cap Value
     Portfolio, Class I .......           0.72%            --           0.30%          1.02%            --           1.02%
   U.S. Real Estate
     Securities Portfolio,
     Class I ..................           0.76%            --           0.26%          1.02%            --           1.02%
   Value Portfolio, Class I ...           0.55%            --           0.40%          0.95%            --             --(11)

                                                      DISTRIBUTION
                                                         AND/OR                                  CONTRACTUAL FEE   NET TOTAL
                                                        SERVICE                    TOTAL ANNUAL      WAIVER         ANNUAL
                                       MANAGEMENT       (12B-1)         OTHER       OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                          FEE             FEES        EXPENSES       EXPENSES     REIMBURSEMENT    EXPENSES
----------------                       ----------     ------------    --------     ------------  ---------------   ---------
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio
     Class II Shares* .........           0.57%          0.25%          0.04%          0.86%            --           0.86%
   Emerging Growth
     Portfolio Class II
     Shares* ..................           0.70%          0.25%          0.07%          1.02%            --           1.02%
   Enterprise Portfolio
     Class II Shares* .........           0.50%          0.25%          0.13%          0.88%            --             --(6),(11)
   Government Portfolio
     Class II Shares* .........           0.50%          0.25%          0.15%          0.90%            --             --(7),(11)
   Growth and Income
     Portfolio Class II
     Shares* ..................           0.58%          0.25%          0.04%          0.87%            --           0.87%
   Money Market Portfolio
     Class II Shares* .........           0.49%          0.25%          0.22%          0.96%            --             --(8),(11)
VARIABLE INSURANCE
   PRODUCTS FUND
   Contrafund(R) Portfolio --
     Service Class 2* .........           0.57%          0.25%          0.11%          0.93%            --             --(9),(11)
   Mid Cap Portfolio --
     Service Class 2* .........           0.57%          0.25%          0.14%          0.96%            --             --(10),(11)

----------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1)   Formerly named Capital Appreciation Portfolio.

(2) Included in "Other Expenses" is a service fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

(3) Effective August 1, 2004, the management fees were reduced from 0.85% to the following breakpoints: First $1.5 billion 0.75%; next $0.5 billion 0.70%; next $0.5 billion 0.65%; next $1 billion 0.60%; over $3.5 billion 0.50%.

(4) Effective August 1, 2004, the management fees were reduced from 0.70% to the following breakpoints: First $350 million 0.65%; next $150 million 0.55%; next $250 million 0.53%; next $250 million 0.50%; over $1 billion 0.45%.

(5) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on the next $500 million and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. The expense information in the table has been restated to reflect the current fee schedule.

(6) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2004, the Adviser waived $49,190 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

(7) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2004, the Adviser voluntarily waived $73,341 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

(8) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2004, the Adviser voluntarily waived $68,600 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(11) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                             VOLUNTARY FEE
                                                                             WAIVER AND/OR
                                                                                EXPENSE              NET TOTAL ANNUAL
FUNDING OPTION                                                               REIMBURSEMENT          OPERATING EXPENSES
--------------                                                               -------------          ------------------
High Yield Bond Fund -- Class I                                                   0.14%                     1.00%
Equity Income Portfolio                                                           0.01%                     0.83%
Core Plus Fixed Income Portfolio, Class II                                        0.10%                     0.95%
Emerging Markets Equity Portfolio, Class I                                        0.06%                     1.65%
Equity and Income Portfolio, Class II                                             0.30%                     0.90%
Global Franchise Portfolio, Class II                                              0.45%                     1.20%
Mid Cap Growth Portfolio, Class I                                                 0.08%                     1.05%
Small Company Growth Portfolio, Class II                                          0.63%                     1.25%
Technology Portfolio, Class I                                                     0.14%                     1.15%
Value Portfolio, Class I                                                          0.10%                     0.85%
Enterprise Portfolio Class II Shares                                              0.03%                     0.85%
Government Portfolio Class II Shares                                              0.05%                     0.85%
Money Market Portfolio Class II Shares                                            0.11%                     0.85%
Contrafund(R) Portfolio -- Service Class 2                                        0.02%                     0.91%
Mid Cap Portfolio -- Service Class 2                                              0.03%                     0.93%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the available optional benefits.

EXAMPLE 1 -- This example assumes that you have elected the E.S.P. optional death benefit and a Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge of 1.00% applies).

                                               IF CONTRACT IS SURRENDERED           IF CONTRACT IS NOT SURRENDERED OR
                                               AT THE END OF PERIOD SHOWN:       ANNUITIZED AT THE END OF PERIOD SHOWN:
                                         --------------------------------------  ---------------------------------------
FUNDING OPTION                           1 YEAR   3 YEARS    5 YEARS   10 YEARS  1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------                           ------   -------    -------   --------  ------    -------   -------    --------
Underlying Fund with Minimum Total
Annual Operating Expenses..............     951     1569       2208      3758      351       1069      1808       3758
Underlying Fund with Maximum Total
Annual Operating Expenses..............    1060     1886       2719      4687      460       1386      2319       4687

EXAMPLE 2 -- This example assumes that you have elected the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit ("GMWB I") (assuming the current 0.40% charge applies).

                                               IF CONTRACT IS SURRENDERED           IF CONTRACT IS NOT SURRENDERED OR
                                               AT THE END OF PERIOD SHOWN:       ANNUITIZED AT THE END OF PERIOD SHOWN:
                                         --------------------------------------  ---------------------------------------
FUNDING OPTION                           1 YEAR   3 YEARS    5 YEARS   10 YEARS  1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------                           ------   -------    -------   --------  ------    -------   -------    --------
Underlying Fund with Minimum Total
Annual Operating Expenses..............     891     1392       1919      3206      291        892      1519       3206
Underlying Fund with Maximum Total
Annual Operating Expenses..............    1001     1716       2447      4199      401       1216      2047       4199

EXAMPLE 3 -- This example assumes that you have elected the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit II ("GMWB II") (assuming the current 0.50% charge applies).

                                               IF CONTRACT IS SURRENDERED           IF CONTRACT IS NOT SURRENDERED OR
                                               AT THE END OF PERIOD SHOWN:       ANNUITIZED AT THE END OF PERIOD SHOWN:
                                         --------------------------------------  ---------------------------------------
FUNDING OPTION                           1 YEAR   3 YEARS    5 YEARS   10 YEARS  1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------                           ------   -------    -------   --------  ------    -------   -------    --------
Underlying Fund with Minimum Total
Annual Operating Expenses..............     901     1422       1968      3301      301        922      1568       3301
Underlying Fund with Maximum Total
Annual Operating Expenses..............    1011     1744       2493      4283      411       1244      2093       4283

EXAMPLE 4 -- This example assumes that you have elected the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit III ("GMWB III") (assuming the current 0.25% charge applies).

                                               IF CONTRACT IS SURRENDERED           IF CONTRACT IS NOT SURRENDERED OR
                                               AT THE END OF PERIOD SHOWN:       ANNUITIZED AT THE END OF PERIOD SHOWN:
                                         --------------------------------------  ---------------------------------------
FUNDING OPTION                           1 YEAR   3 YEARS    5 YEARS   10 YEARS  1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------                           ------   -------    -------   --------  ------    -------   -------    --------
Underlying Fund with Minimum Total
Annual Operating Expenses..............    876      1348       1846      3063      276        848      1446       3063
Underlying Fund with Maximum Total
Annual Operating Expenses..............    986      1673       2377      4072      386       1173      1977       4072

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Premier Advisers II Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions contained in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

On or after age May 2, 2005, the Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. Before May 2, 2005, the Contract was available for purchase by owners and Annuitants age 85 or under as of the Contract Date.

The ages of the owner and Annuitant determine if you can purchase the contract and which optional features are available to you.

                                                      MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
    DEATH BENEFIT/OPTIONAL FEATURE                             ANNUITANT ON THE CONTRACT DATE
--------------------------------------             -----------------------------------------------------
Standard Death Benefit                             Age 80 (for Contracts purchased on or after 5-2-2005)
                                                      Age 85 (for Contracts purchased before 5-2-2005)

Enhanced Stepped-Up Provision (E.S.P.)                                     Age 75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation, tenure and brand recognition, performance and the capability and qualification of each sponsoring investment advisory firm. Another factor the Company considers during the initial selection process of an Underlying Fund is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company and/or its affiliate for providing administrative, marketing and other support services for the Underlying Fund.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund if the Company determines the Underlying Fund no longer meets the criteria and/or if the Underlying Fund has not attracted significant client assets. In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each Variable Funding Option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As mentioned above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of many of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.65% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from an Underlying Fund's assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

              UNDERLYING                                 INVESTMENT                                INVESTMENT
                 FUND                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
JANUS ASPEN SERIES
   Balanced Portfolio -- Service Shares   Seeks long term capital growth,              Janus Capital Management LLC
                                          consistent with preservation of capital
                                          and balanced by current income. The
                                          Fund normally invests in common stocks
                                          selected for their growth potential and
                                          other securities selected for their
                                          income potential.

   Forty Portfolio -- Service Shares      Seeks long-term growth of capital. The       Janus Capital Management LLC
                                          Fund normally invests in common stocks
                                          selected for their growth potential.

   Mid Cap Value Portfolio -- Service     Seeks capital appreciation. The Fund
     Shares                               normally invests primarily in equity
                                          securities, which are believed to be
                                          undervalued in the marketplace.

   Worldwide Growth Portfolio --          Seeks growth of capital in a manner          Janus Capital Management LLC
     Service Shares                       consistent with the preservation of
                                          capital. The Fund normally invests in
                                          the common stocks of companies of any
                                          size throughout the world.
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class I                Seeks capital appreciation. The Fund         Salomon Brothers Asset
                                          normally invests in common stocks and        Management, Inc.
                                          their equivalents of companies the
                                          manager believes are undervalued in the
                                          marketplace.

   High Yield Bond Fund -- Class I        Seeks total return consistent with the       Salomon Brothers Asset
                                          preservation of capital. The Fund            Management, Inc.
                                          normally invests in high yield
                                          fixed-income securities issued by U.S.
                                          and foreign corporations and foreign
                                          governments and their agencies.

   Investors Fund -- Class I              Seeks long term growth of capital.           Salomon Brothers Asset
                                          Secondarily seeks current income. The        Management, Inc.
                                          Fund normally invests in common stocks
                                          of established companies.

   Small Cap Growth Fund -- Class I       Seeks long term growth of capital. The       Salomon Brothers Asset
                                          Fund normally invests in equity              Management, Inc.
                                          securities of companies with small
                                          market capitalizations.

   Strategic Bond Fund -- Class I         Seeks to maximize total return               Salomon Brothers Asset
                                          consistent with the preservation of          Management, Inc.
                                          capital. The Fund normally invests in a
                                          globally diverse portfolio of
                                          fixed-income securities.
THE TRAVELERS SERIES TRUST
   Equity Income Portfolio                Seeks reasonable income by investing         Travelers Asset Management
                                          primarily in income producing equity         International Company LLC
                                          securities. In choosing these                Subadviser: Fidelity Management &
                                          securities, the fund will also consider      Research Company
                                          the potential for capital appreciation.
                                          The fund's goal is to achieve a yield
                                          which exceeds the composite yield on
                                          the securities compromising the S&P 500.

   Large Cap Portfolio                    Seeks long term growth of capital. The       Travelers Asset Management
                                          Fund normally invests in the securities      International Company LLC
                                          of companies with large market               Subadviser: Fidelity Management &
                                          capitalizations.                             Research Company

              UNDERLYING                                 INVESTMENT                                INVESTMENT
                 FUND                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC.
   Core Plus Fixed Income Portfolio,      Seeks above-average total return over a      Morgan Stanley Investment
     Class II                             market cycle of three to five years.         Management Inc.
                                          The Fund normally invests in a
                                          diversified mix of dollar denominated
                                          investment grade fixed income
                                          securities, particularly U.S.
                                          Government, corporate and mortgage
                                          securities.

   Emerging Markets Equity Portfolio,     Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class I                              The Fund normally invests in                 Management Inc.
                                          growth-oriented equity securities of
                                          issuers in emerging market countries.

   Equity and Income Portfolio,           Seeks both capital appreciation and          Morgan Stanley Investment
     Class II                             current income. The Fund normally            Management Inc.
                                          invests in income-producing equity
                                          instruments (including common stocks,
                                          preferred stocks and convertible
                                          securities) and investment grade fixed
                                          income securities.

   Equity Growth Portfolio, Class I       Seeks long-term capital appreciation.        Morgan Stanley Investment
                                          The Fund normally invests in                 Management Inc.
                                          growth-oriented equity securities of
                                          large capitalization companies.

   Global Franchise Portfolio,            Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class II                             The Fund normally invests in equity          Management Inc.
                                          securities of issuers located
                                          throughout the world believed to have,
                                          among other things, resilient business
                                          franchises and growth potential.

   Global Value Equity Portfolio,         Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class I                              The Fund normally invests in equity          Management Inc.
                                          securities of issuers throughout the
                                          world, including U.S. issuers.

   Mid Cap Growth Portfolio, Class I      Seeks long-term capital appreciation.        Morgan Stanley Investment
                                          The Fund normally invests in common          Management Inc.
                                          stocks and other equity securities of
                                          growth-oriented mid cap companies.

   Small Company Growth Portfolio,        Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class II                             The Fund normally invests in                 Management Inc.
                                          growth-oriented equity securities of
                                          small U.S. and, to a limited extent,
                                          foreign companies.

   Technology Portfolio, Class I          Seeks long-term capital appreciation.        Morgan Stanley Investment
                                          The Fund normally invests in equity          Management Inc.
                                          securities of companies expected to
                                          benefit from their involvement in
                                          technology and technology related
                                          industries.

   U.S. Mid Cap Value Portfolio,          Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class I                              The Fund normally invests in common          Management Inc.
                                          stocks and other equity securities of
                                          growth-oriented mid cap companies.

   U.S. Real Estate Securities            Seeks above average current income and       Morgan Stanley Investment
     Portfolio, Class I                   long-term capital appreciation. The          Management Inc.
                                          Fund normally invests in equity
                                          securities of companies in the U.S.
                                          real estate industry, including real
                                          estate investment trusts.

   Value Portfolio, Class I               Seeks above-average total return over a      Morgan Stanley Investment
                                          market cycle of three to five years.         Management Inc.
                                          The Fund normally invests in common
                                          stocks and other equity securities of
                                          companies undervalued in comparison to
                                          the market.

              UNDERLYING                                 INVESTMENT                                INVESTMENT
                 FUND                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares     Seeks capital growth and income. The         Van Kampen Asset Management Inc.
                                          Fund normally invests in common and
                                          preferred stocks, and convertible
                                          securities, of well established
                                          undervalued companies.

   Emerging Growth Portfolio Class II     Seeks capital appreciation. The Fund         Van Kampen Asset Management Inc.
     Shares                               normally invests in common stocks of
                                          companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500.

   Enterprise Portfolio Class II          Seeks capital appreciation. The Fund         Van Kampen Asset Management Inc.
     Shares                               normally invests in common stocks of
                                          companies believed to have
                                          above-average potential for capital
                                          appreciation.

   Government Portfolio Class II          Seeks high current return consistent         Van Kampen Asset Management Inc.
     Shares                               with preservation of capital. The Fund
                                          normally invests in securities issued
                                          or guaranteed by the U.S. Government,
                                          its agencies or instrumentalities.

   Growth and Income Portfolio Class      Seeks long-term growth of capital and        Van Kampen Asset Management Inc.
     II Shares                            income. The Fund normally invests in
                                          income producing equity securities.

   Money Market Portfolio Class II        Seeks protection of capital and high         Van Kampen Asset Management Inc.
     Shares                               current income. The Fund normally
                                          invests in short-term U.S. money market
                                          instruments and seeks to maintain a net
                                          asset value of $1.00 per share.
VARIABLE INSURANCE PRODUCTS FUND
   Contrafund(R) Portfolio -- Service     Seeks long-term capital appreciation by      Fidelity Management & Research
     Class 2                              investing in common stocks of companies      Company
                                          whose value Fidelity Management &
                                          Research Co. believes is not fully
                                          recognized by the public.

   Mid Cap Portfolio -- Service Class 2   Seeks long-term growth of capital by         Fidelity Management & Research
                                          investing in common stocks of companies      Company
                                          with medium market capitalizations.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      o the ability for you to make withdrawals and surrenders under the Contracts;

      o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners,

      o the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

      o     administration of the annuity options available under the Contracts;
            and

      o     the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

      o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

      o sales and marketing expenses including commission payments to your sales agent and

      o     other costs of doing business.

Risks we assume include:

      o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

      o that the amount of the death benefit will be greater than the Contract Value and

      o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

                   YEARS SINCE PURCHASE                  WITHDRAWAL
                       PAYMENT MADE                        CHARGE
        -----------------------------------------        ----------
        GREATER THAN OR EQUAL TO   BUT LESS THAN
                0 years               2 years                6%
                2 years               4 years                5%
                4 years               5 years                4%
                5 years               6 years                3%
                6 years               7 years                2%
                7 years+                                     0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

      (a)   any Purchase Payment to which no withdrawal charge applies then

      (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

      (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis) then;

      (d)   any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

      o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

      o     if an annuity payout has begun

      o due to a minimum distribution under our minimum distribution rules then in effect

      o     if an income option of at least five year's duration is begun.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial withdrawals only.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

      (1)   from the distribution of death proceeds

      (2)   after an annuity payout has begun or

      (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.35% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 76 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

                     YEARS SINCE INITIAL                     WITHDRAWAL
                      PURCHASE PAYMENT                         CHARGE
          -----------------------------------------          ----------
          GREATER THAN OR EQUAL TO    BUT LESS THAN
                  0 years                2 years                 6%
                  2 years                4 years                 5%
                  4 years                5 years                 4%
                  5 years                6 years                 3%
                  6 years                7 years                 2%
                  7+ years                                       0%

Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

            o     the dollar amount you request to transfer;

            o the number of transfers you made within the previous three months;

            o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

            o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

            o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

            o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

      o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

      o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

      o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the Dollar Cost Averaging Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

      o     the death benefit will not be payable upon the Annuitant's death

      o     the Contingent Annuitant becomes the Annuitant

      o     all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal or beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans not previously deducted.

      (1)   the Contract Value on the Death Report Date

      (2) the total Purchase Payments less the total of any partial withdrawals made under the Contract or

      (3)   the step-up value (if any, as described below).

STEP-UP VALUE. A step-up value will be established on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each contract anniversary before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals.

IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted:

      (1)   the Contract Value on the Death Report Date or

      (2) the total Purchase Payments less the total amount of any partial withdrawals, made under the Contract.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

      50,000 x (10,000/55,000) = 9,090

Your new step-up value would be $50,000 - $9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

      50,000 x (10,000/30,000) = 16,666

Your new step-up value would be $50,000 - $16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

      50,000 X (10,000/55,000) = 9,090

Your new modified Purchase Payment would be $50,000 - $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

      50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be $50,000 - $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump-sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

-------------------------------------------------------------------------------------------------------------------------------
    BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                  MANDATORY PAYOUT
      UPON THE DEATH OF THE             PAY THE PROCEEDS TO:       UNLESS. . .                                RULES APPLY*
-------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT)       The beneficiary(ies),       Unless the beneficiary elects to        Yes
(WITH NO JOINT OWNER)                  or if none, to the          continue the Contract rather than
                                       Contract Owner's            receive the distribution.
                                       estate.
-------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)           The beneficiary(ies),       Unless the beneficiary elects to        Yes
(WITH NO JOINT OWNER)                  or if none, to the          continue the Contract rather than
                                       Contract Owner's            receive the distribution.
                                       estate.
-------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The surviving joint                                                 Yes
NOT THE ANNUITANT)                     owner.
-------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The beneficiary(ies),       Unless the beneficiary elects to        Yes
THE ANNUITANT)                         or, if none, to the         continue the Contract rather than
                                       surviving joint owner.      receive a distribution.
-------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS NOT        The surviving joint         Unless the spousal beneficiary          Yes
THE ANNUITANT)                         owner.                      elects to continue the Contract.
-------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS THE        The beneficiary(ies),       Unless the spouse elects to             Yes
ANNUITANT)                             or, if none, to the         continue the contract.
                                       surviving joint owner.
                                                                   A spouse who is not the
                                                                   beneficiary may decline to receive
                                                                   the proceeds or to continue the
                                                                   Contract and instruct the Company
                                                                   to pay the beneficiary.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE              The beneficiary (ies),      Unless the beneficiary elects to        Yes
CONTRACT OWNER)                        or if none, to the          continue the Contract rather than
                                       Contract Owner.  If         receive the distribution.
                                       the Contract Owner is
                                       not living, then to         But, if there is a Contingent
                                       the joint owner.  If        Annuitant, then the Contingent
                                       none, then to the           Annuitant becomes the Annuitant
                                       Contract Owner's            and the Contract continues in
                                       estate.                     effect (generally using the
                                                                   original Maturity Date). The
                                                                   proceeds will then be paid upon
                                                                   the death of the Contingent
                                                                   Annuitant or owner.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE CONTRACT         See death of "owner                                                 Yes
OWNER)                                 who is the Annuitant"
                                       above.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                  MANDATORY PAYOUT
      UPON THE DEATH OF THE             PAY THE PROCEEDS TO:       UNLESS. . .                                RULES APPLY*
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A            The beneficiary(ies),                                               Yes (Death of
NON-NATURAL ENTITY/TRUST)              or if none, to the                                                  Annuitant is
                                       owner.                                                              treated as death
                                                                                                           of the owner in
                                                                                                           these
                                                                                                           circumstances.)
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT (ASSUMING         No death proceeds are                                               N/A
ANNUITANT IS STILL ALIVE)              payable; Contract
                                       continues.
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                            No death proceeds are                                               N/A
                                       payable; Contract
                                       continues.
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                 No death proceeds are                                               N/A
                                       payable; Contract
                                       continues.
-------------------------------------------------------------------------------------------------------------------------------

                               QUALIFIED CONTRACTS

-------------------------------------------------------------------------------------------------------------------------------
    BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                  MANDATORY PAYOUT
      UPON THE DEATH OF THE             PAY THE PROCEEDS TO:       UNLESS. . .                                RULES APPLY*
-------------------------------------------------------------------------------------------------------------------------------
OWNER / ANNUITANT                     The beneficiary(ies),        Unless the beneficiary elects to        Yes
                                      or if none, to the           continue the Contract rather than
                                      Contract Owner's estate.     receive a distribution.
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                           No death proceeds are                                                N/A
                                      payable; Contract
                                      continues.
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                No death proceeds are                                                N/A
                                      payable; Contract
                                      continues.
-------------------------------------------------------------------------------------------------------------------------------

----------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal Beneficiaries must choose to continue the contract as allowed under the Spousal Contract Continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If your spouse is named as one of multiple beneficiaries, your spouse can elect to continue the Contract only in the proportion to which he/she is entitled as a beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump-sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      o     transfer ownership

      o     take a loan

      o     make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      o through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

      o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump-sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". The availability of each rider is shown below.

----------------------------------------------------------------------------------------------------------------------------

NAME OF RIDER:                           GMWB I                           GMWB II                         GMWB III

----------------------------------------------------------------------------------------------------------------------------
ALSO CALLED:                           Principal                         Principal                        Principal
                                       Guarantee                         Guarantee                     Guarantee Value

----------------------------------------------------------------------------------------------------------------------------

AVAILABILITY:                Not available for purchase on      Available on or after March      Not available at this time
                            or after March 21, 2005, unless    21, 2005 if approved in your
                            GMWB II is not approved in your                state
                                         state
----------------------------------------------------------------------------------------------------------------------------

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have a loan outstanding, and you may not take out a loan once you elect a GMWB rider.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                                              GMWB I         GMWB II        GMWB III
                                                                            -----------------------------------------
If you make your first withdrawal BEFORE the 3rd
anniversary after you purchase GMWB:                                         5% of RBB       5% of RBB      5% of RBB

If you make your first withdrawal AFTER the 3rd
anniversary after you purchase GMWB:                                        10% of RBB      10% of RBB      5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

      o To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

      o To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by
            2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

      o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

----------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT                                                CONTRACT
                        VALUE             RBB                AWB (5%)           VALUE             RBB              AWB (5%)
----------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
----------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000        $100,000             $5,000
----------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR
TO WITHDRAWAL         $115,000          $100,000              $5,000          $85,000         $100,000             $5,000
----------------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL       N/A            (100,000           [5,000 X (1-         N/A           (100,000            [5,000 X
REDUCTION (PWR)                    X 10,000/115,000)=    90,000/100,000)]=                X 10,000/85,000)=   (1-88,235/100,000)]=
                                         8,696                  500                            $11,765              $588
----------------------------------------------------------------------------------------------------------------------------------
GREATER OF PWR OR                       $10,000                                                $11,765
THE DOLLAR AMOUNT
OF THE WITHDRAWAL                    (10,000>8,696)                                        (11,765>10,000)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000          $10,000                $500           $10,000          $11,765              $588
----------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
AFTER WITHDRAWAL      $105,000          $90,000               $4,500          $75,000          $88,235             $4,412
----------------------------------------------------------------------------------------------------------------------------------

WITHDRAWAL EXAMPLE FOR GMWB I

----------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT                                                CONTRACT
                        VALUE             RBB                AWB (5%)           VALUE             RBB              AWB (5%)
----------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
----------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000        $100,000             $5,000
----------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR
TO WITHDRAWAL         $115,000          $100,000              $5,000          $85,000         $100,000             $5,000
----------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY AFTER     $105,000           91,304               $4,565          $75,000         $88,235              $4,412
WITHDRAWAL
                                  [100,000 - (100,000    [5,000 - (5,000 X                   [100,000 -           [5,000 X
                                   X 10,000/115,000)]    91,304/100,000)]                    (100,000 X      (88,235/100,000)]
                                                                                          10,000/85,000)]
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000           $8,696                $435           $10,000         $11,265               $588
----------------------------------------------------------------------------------------------------------------------------------

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

      o Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

                  o     a qualified retirement plan (Code Section 401),

                  o     a tax-sheltered annuity (Code Section 403(b)),

                  o     an individual retirement account (Code Sections 408(a)),

                  o an individual retirement annuity (Code Section 408(b)), or

                  o     a qualified deferred compensation plan (Code Section
                        457).

            Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

      o Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

      o Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

      o Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 -9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

      o YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

            You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

      o ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

                                         GMWB I          GMWB II        GMWB III
                                         ------          -------        --------
Current Annual Charge.............        0.40%           0.50%          0.25%
Maximum Annual Charge
After a Reset.....................        1.00%           1.00%           N/A

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

      o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

      o The total annual payment amount will equal the AWB and will never exceed your RBB, and

      o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

-------------------------------------------------------------------------------------------------------------------------
                                       GMWB I                          GMWB II                         GMWB III
-------------------------------------------------------------------------------------------------------------------------
AWB                         5% of RBB if first withdrawal   5% of RBB if first withdrawal             5% of RBB
                               before 3rd anniversary           before 3rd anniversary
                           10% of RBB if first withdrawal        10% of RBB if first
                                after 3rd anniversary            withdrawal after 3rd
                                                                     anniversary
-------------------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                           0.40%                           0.50%                           0.25%
-------------------------------------------------------------------------------------------------------------------------
RESET                                    Yes                             Yes                              No
-------------------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?                    No                       Yes, after the 5th              Yes, after the 5th
                                                             anniversary of GMWB purchase    anniversary of GMWB purchase
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS                  No                              Yes                             Yes
-------------------------------------------------------------------------------------------------------------------------
WAIVER OF RECALCULATION                  No                              Yes                             Yes
OF AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS
-------------------------------------------------------------------------------------------------------------------------

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options (annuity or income options) or elect a lump-sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70th birthday for Qualified Contracts and the Annuitant's 75th birthday for Non-qualified Contracts or ten years after the effective date of the Contract, if later. (In certain states, the Maturity Date elected may not be later than the Annuitant's 90th birthday; refer to your Contract.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's Cash Surrender Value (or, if required by state law, Contract Value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the Cash Surrender Value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the income option "Payments for a Fixed
Period."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B) where (A) equals the present value of remaining certain payments and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Travelers Fund ABD and Travelers Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P. or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company ("TIC") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company ("TLAC") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

On January 31, 2005, Citigroup Inc. announced that it has agreed to sell its life insurance and annuity businesses to MetLife, Inc. The proposed sale would include TIC and TLAC, the insurance companies that issue the variable annuity contract described in this prospectus. The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Travelers Insurance Company and The Travelers Life and Annuity Company (together the "Company") have appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). TDLLC does not retain any fees under the Contracts; however, TDLLC may receive 12b-1 fees from the Underlying Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives). We may periodically establish compensation specials whereby we pay a higher amount for sales of the Contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any compensation specials.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under your Contract. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Underlying Funds for providing administrative, marketing and other support and services to the Underlying Funds. If your Contract assesses a Contingent Deferred Sales Charge, proceeds from this charge may be used to reimburse the Company for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and TDLLC have entered into a preferred distribution arrangement with Morgan Stanley DW, Inc., the only broker-dealer firm that is authorized by the Company and TDLLC to offer the Contracts.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/01)..............   2004        1.101           1.174                 656,139
                                                               2003        0.983           1.101                 659,001
                                                               2002        1.069           0.983                 429,691
                                                               2001        1.000           1.069                  32,747

   Capital Appreciation Portfolio -- Service Shares (5/01)..   2004        1.115           1.296                 114,627
                                                               2003        0.941           1.115                 115,959
                                                               2002        1.137           0.941                  95,080
                                                               2001        1.000           1.137                   1,633

   Mid Cap Value Portfolio -- Service Shares (4/03).........   2004        1.342           1.558                 107,091
                                                               2003        1.000           1.342                 112,389

   Worldwide Growth Portfolio -- Service Shares (5/01)......   2004        1.042           1.073                 309,491
                                                               2003        0.855           1.042                 286,804
                                                               2002        1.168           0.855                 166,807
                                                               2001        1.000           1.168                   3,205

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................   2004        1.141           1.217               1,164,086
                                                               2003        0.833           1.141               1,076,809
                                                               2002        1.128           0.833                 730,292
                                                               2001        1.000           1.128                  18,152

   High Yield Bond Fund -- Class I (8/98)...................   2004        1.343           1.470                 380,096
                                                               2003        1.098           1.343                 336,397

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
   High Yield Bond Fund -- Class I  (continued).............   2002        1.038           1.098                 114,014
                                                               2001        1.000           1.038                   8,264

   Investors Fund -- Class I (6/98).........................   2004        1.121           1.219                 211,351
                                                               2003        0.860           1.121                 190,653
                                                               2002        1.135           0.860                 151,714
                                                               2001        1.000           1.135                  44,862

   Small Cap Growth Fund -- Class I (5/01)..................   2004        1.185           1.344                 555,140
                                                               2003        0.808           1.185                 501,599
                                                               2002        1.257           0.808                 333,751
                                                               2001        1.000           1.257                  14,064

   Strategic Bond Fund -- Class I (8/98)....................   2004        1.214           1.275                 955,017
                                                               2003        1.088           1.214                 999,675
                                                               2002        1.015           1.088                 909,386
                                                               2001        1.000           1.015                   9,594

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................   2004        1.239           1.341               1,120,613
                                                               2003        0.959           1.239               1,123,955
                                                               2002        1.131           0.959                 921,039
                                                               2001        1.000           1.131                  17,656

   Large Cap Portfolio (12/96)..............................   2004        1.064           1.116                 471,100
                                                               2003        0.866           1.064                 478,656
                                                               2002        1.139           0.866                 259,390
                                                               2001        1.000           1.139                  11,464

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......   2004        1.011           1.037                  70,102
                                                               2003        1.000           1.011                   9,977

   Emerging Markets Equity Portfolio, Class I (11/98).......   2004        1.684           2.042                  80,582
                                                               2003        1.142           1.684                  50,634
                                                               2002        1.272           1.142                  19,241
                                                               2001        1.000           1.272                      --

   Equity and Income Portfolio -- Class II (5/03)...........   2004        1.161           1.275                  66,329
                                                               2003        1.000           1.161                  13,869

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
   Equity Growth Portfolio, Class I (5/01)..................   2004        1.021           1.084                 248,169
                                                               2003        0.830           1.021                 261,981
                                                               2002        1.168           0.830                 163,726
                                                               2001        1.000           1.168                  12,000

   Global Franchise Portfolio -- Class II Shares (5/03).....   2004        1.223           1.359                  68,109
                                                               2003        1.000           1.223                  36,135

   Global Value Equity Portfolio, Class I (6/98)............   2004        1.146           1.282                 494,757
                                                               2003        0.902           1.146                 404,919
                                                               2002        1.101           0.902                 326,202
                                                               2001        1.000           1.101                  23,629

   Mid Cap Growth Portfolio, Class I (5/01).................   2004        1.119           1.340                 389,487
                                                               2003        0.801           1.119                 371,826
                                                               2002        1.181           0.801                 111,958
                                                               2001        1.000           1.181                   7,226

   Mid Cap Value Portfolio, Class I (6/98)..................   2004        1.201           1.355                 874,966
                                                               2003        0.861           1.201                 855,019
                                                               2002        1.215           0.861                 772,419
                                                               2001        1.000           1.215                  34,947

   Small Company Growth Portfolio -- Class II (5/03)........   2004        1.360           1.594                   5,868
                                                               2003        1.000           1.360                      --

   Technology Portfolio, Class I (5/01).....................   2004        0.988           0.957                  17,433
                                                               2003        0.679           0.988                  74,734
                                                               2002        1.350           0.679                  23,288
                                                               2001        1.000           1.350                  10,093

   U.S. Real Estate Portfolio, Class I (10/98)..............   2004        1.461           1.963                 399,336
                                                               2003        1.078           1.461                 445,634
                                                               2002        1.103           1.078                 332,514
                                                               2001        1.000           1.103                   9,591

   Value Portfolio, Class I (7/98)..........................   2004        1.170           1.358                 111,218
                                                               2003        0.886           1.170                 108,739
                                                               2002        1.155           0.886                  84,230
                                                               2001        1.000           1.155                   9,571

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00)............   2004        1.120           1.295               2,407,012
                                                               2003        0.869           1.120               2,318,331
                                                               2002        1.095           0.869               1,768,217
                                                               2001        1.000           1.095                 123,837

   Emerging Growth Portfolio -- Class II Shares (12/00).....   2004        0.942           0.991                 775,805
                                                               2003        0.753           0.942                 737,160
                                                               2002        1.135           0.753                 571,673
                                                               2001        1.000           1.135                  42,302

   Enterprise Portfolio -- Class II Shares (12/00)..........   2004        1.022           1.045                 201,843
                                                               2003        0.825           1.022                 132,777
                                                               2002        1.189           0.825                  55,429
                                                               2001        1.000           1.189                      --

   Government Portfolio -- Class II Shares (12/00)..........   2004        1.075           1.100               2,364,596
                                                               2003        1.075           1.075               2,616,550
                                                               2002        0.998           1.075               1,867,764
                                                               2001        1.000           0.998                  66,638

   Growth and Income Portfolio -- Class II Shares (12/00)...   2004        1.179           1.326               1,771,484
                                                               2003        0.937           1.179               1,661,003
                                                               2002        1.116           0.937               1,158,525
                                                               2001        1.000           1.116                  27,731

   Money Market Portfolio -- Class II Shares (12/00)........   2004        0.984           0.974                 904,644
                                                               2003        0.995           0.984               1,737,839
                                                               2002        1.001           0.995               2,018,647
                                                               2001        1.000           1.001                 380,393

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (5/00)........   2004        1.259           1.429                 650,154
                                                               2003        0.997           1.259                 601,657
                                                               2002        1.120           0.997                 380,935
                                                               2001        1.000           1.120                   1,337

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (5/01)..............   2004        1.358           1.667                 301,375
                                                               2003        0.997           1.358                 283,844
                                                               2002        1.125           0.997                 119,005
                                                               2001        1.000           1.125                   1,211

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/01)..............   2004        1.137           1.206                  51,353
                                                               2003        1.000           1.137                  43,834

   Capital Appreciation Portfolio -- Service Shares (5/01)..   2004        1.218           1.407                      --
                                                               2003        1.000           1.218                      --

   Mid Cap Value Portfolio -- Service Shares (4/03).........   2004        1.337           1.542                  13,766
                                                               2003        1.000           1.337                   8,200

   Worldwide Growth Portfolio -- Service Shares (5/01)......   2004        1.284           1.315                  10,045
                                                               2003        1.000           1.284                   1,781

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................   2004        1.403           1.488                  14,234
                                                               2003        1.000           1.403                   8,114

   High Yield Bond Fund -- Class I (8/98)...................   2004        1.199           1.304                  92,834
                                                               2003        1.000           1.199                  22,248

   Investors Fund -- Class I (6/98).........................   2004        1.342           1.451                   1,784
                                                               2003        1.000           1.342                   1,784

   Small Cap Growth Fund -- Class I (5/01)..................   2004        1.551           1.748                  90,167
                                                               2003        1.000           1.551                   1,475

   Strategic Bond Fund -- Class I (8/98)....................   2004        1.098           1.147                  97,623
                                                               2003        1.000           1.098                  59,183

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................   2004        1.352           1.454                  63,963
                                                               2003        1.000           1.352                  43,144

   Large Cap Portfolio (12/96)..............................   2004        1.257           1.312                  13,288
                                                               2003        1.000           1.257                   3,817

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......   2004        1.007           1.027                  60,591
                                                               2003        1.000           1.007                  23,100

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
   Emerging Markets Equity Portfolio, Class I (11/98).......   2004        1.495           1.802                  13,338
                                                               2003        1.000           1.495                   4,316

   Equity and Income Portfolio -- Class II (5/03)...........   2004        1.156           1.262                  16,761
                                                               2003        1.000           1.156                      --

   Equity Growth Portfolio, Class I (5/01)..................   2004        1.259           1.328                  35,220
                                                               2003        1.000           1.259                  20,016

   Global Franchise Portfolio -- Class II Shares (5/03).....   2004        1.219           1.346                  56,349
                                                               2003        1.000           1.219                  17,053

   Global Value Equity Portfolio, Class I (6/98)............   2004        1.355           1.506                  55,544
                                                               2003        1.000           1.355                   4,874

   Mid Cap Growth Portfolio, Class I (5/01).................   2004        1.416           1.686                      --
                                                               2003        1.000           1.416                      --

   Mid Cap Value Portfolio, Class I (6/98)..................   2004        1.453           1.631                   5,864
                                                               2003        1.000           1.453                      --

   Small Company Growth Portfolio -- Class II (5/03)........   2004        1.355           1.578                  13,220
                                                               2003        1.000           1.355                   7,765

   Technology Portfolio, Class I (5/01).....................   2004        1.411           1.359                   2,356
                                                               2003        1.000           1.411                     733

   U.S. Real Estate Portfolio, Class I (10/98)..............   2004        1.396           1.865                  23,916
                                                               2003        1.000           1.396                  16,277

   Value Portfolio, Class I (7/98)..........................   2004        1.376           1.587                  55,967
                                                               2003        1.000           1.376                  43,875

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00)............   2004        1.330           1.529                 209,044
                                                               2003        1.000           1.330                  98,912

   Emerging Growth Portfolio -- Class II Shares (12/00).....   2004        1.253           1.310                  20,583
                                                               2003        1.000           1.253                   9,345

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
   Enterprise Portfolio -- Class II Shares (12/00)..........   2004        1.267           1.288                  10,858
                                                               2003        1.000           1.267                  10,859

   Government Portfolio -- Class II Shares (12/00)..........   2004        0.994           1.011                  44,760
                                                               2003        1.000           0.994                  27,632

   Growth and Income Portfolio -- Class II Shares (12/00)...   2004        1.309           1.463                 113,211
                                                               2003        1.000           1.309                  54,526

   Money Market Portfolio -- Class II Shares (12/00)........   2004        0.984           0.969                  16,366
                                                               2003        1.000           0.984                  10,312

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (5/00)........   2004        1.312           1.480                  74,496
                                                               2003        1.000           1.312                  36,921

Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (5/01)..............   2004        1.411           1.723                  89,382
                                                               2003        1.000           1.411                   6,462

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix D. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/01)..............   2004        1.101           1.174               2,152,426
                                                               2003        0.983           1.101               2,405,037
                                                               2002        1.069           0.983               1,659,239
                                                               2001        1.000           1.069                 136,938

   Capital Appreciation Portfolio -- Service Shares (5/01)..   2004        1.115           1.296                 448,151
                                                               2003        0.941           1.115                 477,568
                                                               2002        1.137           0.941                 365,809
                                                               2001        1.000           1.137                  98,632

   Mid Cap Value Portfolio -- Service Shares (4/03).........   2004        1.342           1.558                 246,949
                                                               2003        1.000           1.342                 199,473

   Worldwide Growth Portfolio -- Service Shares (5/01)......   2004        1.042           1.073                 849,026
                                                               2003        0.855           1.042                 860,039
                                                               2002        1.168           0.855                 748,746
                                                               2001        1.000           1.168                 121,009

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................   2004        1.141           1.217               3,033,138
                                                               2003        0.833           1.141               3,207,036
                                                               2002        1.128           0.833               2,558,965
                                                               2001        1.000           1.128                 243,597

   High Yield Bond Fund -- Class I (8/98)...................   2004        1.343           1.470               1,163,104
                                                               2003        1.098           1.343               1,305,965

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
   High Yield Bond Fund -- Class I  (continued).............   2002        1.038           1.098                 835,785
                                                               2001        1.000           1.038                  86,775

   Investors Fund -- Class I (6/98).........................   2004        1.121           1.219               1,135,738
                                                               2003        0.860           1.121               1,431,038
                                                               2002        1.135           0.860               1,271,371
                                                               2001        1.000           1.135                 191,902

   Small Cap Growth Fund -- Class I (5/01)..................   2004        1.185           1.344               1,684,418
                                                               2003        0.808           1.185               1,801,472
                                                               2002        1.257           0.808               1,317,186
                                                               2001        1.000           1.257                 199,757

   Strategic Bond Fund -- Class I (8/98)....................   2004        1.214           1.275               3,926,322
                                                               2003        1.088           1.214               4,257,587
                                                               2002        1.015           1.088               2,867,485
                                                               2001        1.000           1.015                 100,718

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................   2004        1.239           1.341               2,039,901
                                                               2003        0.959           1.239               2,235,620
                                                               2002        1.131           0.959               1,490,295
                                                               2001        1.000           1.131                 108,076

   Large Cap Portfolio (12/96)..............................   2004        1.064           1.116               1,299,093
                                                               2003        0.866           1.064               1,238,524
                                                               2002        1.139           0.866                 901,897
                                                               2001        1.000           1.139                  70,360

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......   2004        1.011           1.037                 732,196
                                                               2003        1.000           1.011                 575,581

   Emerging Markets Equity Portfolio, Class I (11/98).......   2004        1.684           2.042                 286,876
                                                               2003        1.142           1.684                 281,132
                                                               2002        1.272           1.142                 148,057
                                                               2001        1.000           1.272                  55,899

   Equity and Income Portfolio -- Class II (5/03)...........   2004        1.161           1.275                 534,833
                                                               2003        1.000           1.161                 358,530

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
   Equity Growth Portfolio, Class I (5/01)..................   2004        1.021           1.084               1,332,689
                                                               2003        0.830           1.021               1,344,577
                                                               2002        1.168           0.830               1,199,791
                                                               2001        1.000           1.168                 133,010

   Global Franchise Portfolio -- Class II Shares (5/03).....   2004        1.223           1.359                 551,087
                                                               2003        1.000           1.223                 384,483

   Global Value Equity Portfolio, Class I (6/98)............   2004        1.146           1.282               1,656,685
                                                               2003        0.902           1.146               1,650,196
                                                               2002        1.101           0.902               1,040,066
                                                               2001        1.000           1.101                  70,802

   Mid Cap Growth Portfolio, Class I (6/98).................   2004        1.119           1.340               1,532,752
                                                               2003        0.801           1.119               1,647,317
                                                               2002        1.181           0.801               1,287,236
                                                               2001        1.000           1.181                 139,943

   Mid Cap Value Portfolio, Class I (5/01)..................   2004        1.201           1.355               2,968,245
                                                               2003        0.861           1.201               3,176,281
                                                               2002        1.215           0.861               2,885,419
                                                               2001        1.000           1.215                 168,541

   Small Company Growth Portfolio -- Class II (5/03)........   2004        1.360           1.594                 112,927
                                                               2003        1.000           1.360                  43,630

   Technology Portfolio, Class I (5/01).....................   2004        0.988           0.957                 344,209
                                                               2003        0.679           0.988                 410,064
                                                               2002        1.350           0.679                 339,001
                                                               2001        1.000           1.350                  66,791

   U.S. Real Estate Portfolio, Class I (10/98)..............   2004        1.461           1.963               1,741,505
                                                               2003        1.078           1.461               1,819,434
                                                               2002        1.103           1.078               1,454,045
                                                               2001        1.000           1.103                  81,155

   Value Portfolio, Class I (7/98)..........................   2004        1.170           1.358               2,570,074
                                                               2003        0.886           1.170               2,505,634
                                                               2002        1.155           0.886               1,944,954
                                                               2001        1.000           1.155                 217,212

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00)............   2004        1.120           1.295              10,925,322
                                                               2003        0.869           1.120              11,109,159
                                                               2002        1.095           0.869               8,432,311
                                                               2001        1.000           1.095                 454,712

   Emerging Growth Portfolio -- Class II Shares (12/00).....   2004        0.942           0.991               1,342,355
                                                               2003        0.753           0.942               1,565,309
                                                               2002        1.135           0.753               1,377,816
                                                               2001        1.000           1.135                 110,625

   Enterprise Portfolio -- Class II Shares (12/00)..........   2004        1.022           1.045                 678,005
                                                               2003        0.825           1.022                 843,699
                                                               2002        1.189           0.825                 615,136
                                                               2001        1.000           1.189                  93,156

   Government Portfolio -- Class II Shares (12/00)..........   2004        1.075           1.100               8,782,280
                                                               2003        1.075           1.075              10,257,623
                                                               2002        0.998           1.075               7,940,302
                                                               2001        1.000           0.998                 224,652

   Growth and Income Portfolio -- Class II Shares (12/00)...   2004        1.179           1.326               7,252,232
                                                               2003        0.937           1.179               7,481,058
                                                               2002        1.116           0.937               5,568,775
                                                               2001        1.000           1.116                 141,987

   Money Market Portfolio -- Class II Shares (12/00)........   2004        0.984           0.974               2,906,266
                                                               2003        0.995           0.984               4,314,778
                                                               2002        1.001           0.995               4,649,809
                                                               2001        1.000           1.001                 297,756

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (5/00)........   2004        1.259           1.429               2,421,587
                                                               2003        0.997           1.259               2,261,926
                                                               2002        1.120           0.997               1,757,225
                                                               2001        1.000           1.120                 124,958

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (5/01)..............   2004        1.358           1.667               1,643,916
                                                               2003        0.997           1.358               1,475,893
                                                               2002        1.125           0.997                 977,317
                                                               2001        1.000           1.125                  56,344

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/01)..............   2004        1.137           1.206                 216,240
                                                               2003        1.000           1.137                 264,585

   Capital Appreciation Portfolio -- Service Shares (5/01)..   2004        1.218           1.407                 180,399
                                                               2003        1.000           1.218                 166,797

   Mid Cap Value Portfolio -- Service Shares (4/03).........   2004        1.337           1.542                 263,424
                                                               2003        1.000           1.337                 232,177

   Worldwide Growth Portfolio -- Service Shares (5/01)......   2004        1.284           1.315                 138,521
                                                               2003        1.000           1.284                 143,521

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)..........................   2004        1.403           1.488                 276,460
                                                               2003        1.000           1.403                 139,676

   High Yield Bond Fund -- Class I (8/98)...................   2004        1.199           1.304                 133,699
                                                               2003        1.000           1.199                 141,838

   Investors Fund -- Class I (6/98).........................   2004        1.342           1.451                 148,518
                                                               2003        1.000           1.342                  90,649

   Small Cap Growth Fund -- Class I (5/01)..................   2004        1.551           1.748                 374,589
                                                               2003        1.000           1.551                 361,629

   Strategic Bond Fund -- Class I (8/98)....................   2004        1.098           1.147                 771,504
                                                               2003        1.000           1.098                 542,774

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................   2004        1.352           1.454                 404,333
                                                               2003        1.000           1.352                 341,627

   Large Cap Portfolio (12/96)..............................   2004        1.257           1.312                 204,152
                                                               2003        1.000           1.257                 188,176

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......   2004        1.007           1.027                 393,832
                                                               2003        1.000           1.007                 251,073

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
   Emerging Markets Equity Portfolio, Class I (11/98).......   2004        1.495           1.802                 112,031
                                                               2003        1.000           1.495                  82,940

   Equity and Income Portfolio -- Class II (5/03)...........   2004        1.156           1.262                 620,129
                                                               2003        1.000           1.156                 522,610

   Equity Growth Portfolio, Class I (5/01)..................   2004        1.259           1.328                 611,481
                                                               2003        1.000           1.259                 549,080

   Global Franchise Portfolio -- Class II Shares (5/03).....   2004        1.219           1.346                 620,944
                                                               2003        1.000           1.219                 367,366

   Global Value Equity Portfolio, Class I (6/98)............   2004        1.355           1.506                 281,065
                                                               2003        1.000           1.355                 218,929

   Mid Cap Growth Portfolio, Class I (6/98).................   2004        1.416           1.686                 189,390
                                                               2003        1.000           1.416                 152,748

   Mid Cap Value Portfolio, Class I (5/01)..................   2004        1.453           1.631                 399,038
                                                               2003        1.000           1.453                 289,610

   Small Company Growth Portfolio -- Class II (5/03)........   2004        1.355           1.578                 212,853
                                                               2003        1.000           1.355                 126,141

   Technology Portfolio, Class I (5/01).....................   2004        1.411           1.359                 116,736
                                                               2003        1.000           1.411                 131,242

   U.S. Real Estate Portfolio, Class I (10/98)..............   2004        1.396           1.865                 427,322
                                                               2003        1.000           1.396                 368,027

   Value Portfolio, Class I (7/98)..........................   2004        1.376           1.587                 200,249
                                                               2003        1.000           1.376                 124,186

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00)............   2004        1.330           1.529               1,802,010
                                                               2003        1.000           1.330               1,277,170

   Emerging Growth Portfolio -- Class II Shares (12/00).....   2004        1.253           1.310                 473,495
                                                               2003        1.000           1.253                 435,769

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR         END OF YEAR
--------------                                                 ----        ----         -----------         -----------
   Enterprise Portfolio -- Class II Shares (12/00)..........   2004        1.267           1.288                 178,575
                                                               2003        1.000           1.267                 176,857

   Government Portfolio -- Class II Shares (12/00)..........   2004        0.994           1.011                 438,443
                                                               2003        1.000           0.994               1,057,056

   Growth and Income Portfolio -- Class II Shares (12/00)...   2004        1.309           1.463               1,604,496
                                                               2003        1.000           1.309               1,359,723

   Money Market Portfolio -- Class II Shares (12/00)........   2004        0.984           0.969               1,119,363
                                                               2003        1.000           0.984                 978,757

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (5/00)........   2004        1.312           1.480                 948,829
                                                               2003        1.000           1.312                 735,053

Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (5/01)..............   2004        1.411           1.723                 389,025
                                                               2003        1.000           1.411                 254,232

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                               The Insurance Company
                               Principal Underwriter
                               Distribution and Principal Underwriting Agreement Valuation of Assets
                               Federal Tax Considerations
                               Independent Accountants
                               Condensed Financial Information
                               Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 2, 2005 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-21249S and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-21250S.

Name:
         ---------------------------------------------
Address:
         ---------------------------------------------

         ---------------------------------------------

L-21249-B                                                            May 2, 2005

            TRAVELERS LIFE & ANNUITY PREMIER ADVISERS III PROSPECTUS:

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS LIFE & ANNUITY PREMIER ADVISERS III ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or fixed basis in one of our funding options. The Fixed Account option may not currently be available. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

GREENWICH STREET SERIES FUND                                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Salomon Brothers Variable Aggressive Growth Fund --             Core Plus Fixed Income Portfolio, Class II
     Class I Shares                                                Emerging Markets Equity Portfolio, Class I
MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS Y)                Equity and Income Portfolio, Class II
   Dividend Growth Portfolio(1)                                    Equity Growth Portfolio, Class I
   Equity Portfolio(2)                                             Global Franchise Portfolio, Class II
   S&P 500 Index Portfolio(3)                                      Global Value Equity Portfolio, Class I
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                        Mid Cap Growth Portfolio, Class I
   All Cap Fund Class I(4)                                         Small Company Growth Portfolio, Class II
   High Yield Bond Fund -- Class I                                 U.S. Mid Cap Value Portfolio, Class I(5)
   Investors Fund -- Class I                                       U.S. Real Estate Securities Portfolio, Class I
   Large Cap Growth Fund -- Class I                                Value Portfolio, Class I
   Small Cap Growth Fund -- Class I                              TRAVELERS SERIES FUND INC.
   Strategic Bond Fund -- Class I                                  AIM Capital Appreciation Portfolio
SCUDDER VARIABLE SERIES I                                          MFS Total Return Portfolio
   Growth and Income Portfolio -- Class B                        VAN KAMPEN LIFE INVESTMENT TRUST
SCUDDER VARIABLE SERIES II                                         Comstock Portfolio Class II Shares
   Scudder International Select Equity Portfolio -- Class B        Emerging Growth Portfolio Class II Shares
THE TRAVELERS SERIES TRUST                                         Enterprise Portfolio Class II Shares
   Equity Income Portfolio                                         Government Portfolio Class II Shares
   Large Cap Portfolio                                             Growth and Income Portfolio Class II Shares
   Managed Allocation Series: Aggressive Portfolio                 Money Market Portfolio Class II Shares
   Managed Allocation Series: Conservative Portfolio            VARIABLE INSURANCE PRODUCTS FUND
   Managed Allocation Series: Moderate Portfolio                   Contrafund(R) Portfolio -- Service Class 2
   Managed Allocation Series: Moderate-Aggressive Portfolio        Mid Cap Portfolio -- Service Class 2
   Managed Allocation Series: Moderate-Conservative
     Portfolio
   Style Focus Series: Small Cap Value Portfolio

--------------
(1)     Formerly The Dividend Growth Portfolio -- Class Y        (4)  Formerly Capital Fund -- Class I
(2)     Formerly The Equity Portfolio -- Class Y                 (5)  Formerly U.S. Mid Cap Core Portfolio, Class I
(3)     Formerly The S&P 500 Index Portfolio -- Class Y

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                   MAY 2, 2005

                                TABLE OF CONTENTS

Glossary.............................................     3    Payment Options.....................................   46
Summary..............................................     5       Election of Options..............................   46
Fee Table............................................     9       Annuity Options..................................   46
Condensed Financial Information......................    15       Variable Liquidity Benefit.......................   47
The Annuity Contract.................................    15    Miscellaneous Contract Provisions...................   47
   Contract Owner Inquiries..........................    16       Right to Return..................................   47
   Purchase Payments.................................    16       Termination......................................   48
   Accumulation Units................................    16       Required Reports.................................   48
   The Variable Funding Options......................    17       Suspension of Payments...........................   48
Fixed Account........................................    21    The Separate Accounts...............................   48
Charges and Deductions...............................    21       Performance Information..........................   49
   General...........................................    21    Federal Tax Considerations..........................   49
   Withdrawal Charge.................................    22       General Taxation of Annuities....................   49
   Free Withdrawal Allowance.........................    22       Types of Contracts: Qualified and Non-qualified..   50
   Administrative Charges............................    23       Qualified Annuity Contracts......................   50
   Mortality and Expense Risk Charge.................    23         Taxation of Qualified Annuity Contracts........   50
   Enhanced Stepped-Up Provision Charge..............    23         Mandatory Distributions for Qualified Plans....   50
   Guaranteed Minimum Withdrawal Benefit                          Non-qualified Annuity Contracts..................   50
     Charge..........................................    23         Diversification Requirements for
   Guaranteed Minimum Accumulation Benefit                            Variable Annuities...........................   51
     Charge..........................................    23         Ownership of the Investments...................   51
   Variable Liquidity Benefit Charge.................    23         Taxation of Death Benefit Proceeds.............   52
   Variable Funding Option Expenses..................    24       Other Tax Considerations.........................   52
   Premium Tax.......................................    24         Treatment of Charges for Optional Benefits.....   52
   Changes in Taxes Based upon                                      Penalty Tax for Premature Distribution.........   52
     Premium or Value................................    24         Puerto Rico Tax Considerations.................   52
Transfers............................................    24         Non-Resident Aliens............................   52
   Dollar Cost Averaging.............................    26    Other Information...................................   53
Access to Your Money.................................    26       The Insurance Companies..........................   53
   Systematic Withdrawals............................    27       Financial Statements.............................   53
Ownership Provisions.................................    27       Distribution of Variable Annuity Contracts.......   53
   Types of Ownership................................    27       Conformity with State and Federal Laws...........   55
Contract Owner.......................................    27       Voting Rights....................................   55
     Beneficiary.....................................    28       Restrictions on Financial Transactions...........   55
     Annuitant.......................................    28       Legal Proceedings and Opinions...................   55
Death Benefit........................................    28    Appendix A: Condensed Financial Information for
Death Proceeds before the Maturity Date..............    28       The Travelers Fund ABD for Variable
   Enhanced Stepped-Up Provision.....................    29         Annuities......................................  A-1
   Payment of Proceeds...............................    30    Appendix B: Condensed Financial Information for
   Spousal Contract Continuance......................    31       The Travelers Fund ABD II for Variable
   Beneficiary Contract Continuance..................    32         Annuities......................................  B-1
   Planned Death Benefit.............................    32    Appendix C: The Fixed Account.......................  C-1
   Death Proceeds after the Maturity Date............    32    Appendix D: Waiver of Withdrawal Charge for
Living Benefits......................................    33       Nursing Home Confinement.........................  D-1
   Guaranteed Minimum Withdrawal Benefit.............    33    Appendix E: Contents of the Statement of
   Guaranteed Minimum Accumulation Benefit...........    38       Additional Information...........................  E-1
The Annuity Period...................................    45
   Maturity Date.....................................    45
   Allocation of Annuity.............................    45
   Variable Annuity..................................    45
   Fixed Annuity.....................................    46


                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

              TRAVELERS LIFE & ANNUITY PREMIER ADVISERS III ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

This product is available to owners and Annuitants the age of 80 or younger as of the Contract Date. The ages of the owner and Annuitant determine which optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.45%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in Contract Year eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

       o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

       o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

       o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

       o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

       o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

       o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

       o GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

       o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE...........................................  6%(1)
      (AS A PERCENTAGE OF THE PURCHASE PAYMENTS WITHDRAWN)

      TRANSFER CHARGE.............................................  $10(2)
      (ASSESSED ON TRANSFERS THAT EXCEED 12 PER YEAR)

      VARIABLE LIQUIDITY BENEFIT CHARGE...........................  6%(3)
      (AS A PERCENTAGE OF THE PRESENT VALUE OF THE REMAINING ANNUITY PAYMENTS THAT ARE SURRENDERED. THE INTEREST RATE USED TO CALCULATE THIS PRESENT VALUE IS 1% HIGHER THAN THE ASSUMED (DAILY) NET INVESTMENT FACTOR USED TO CALCULATE THE ANNUITY PAYMENTS.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE.........................$30(4)
--------------
 (1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

             YEARS SINCE PURCHASE PAYMENT MADE          WITHDRAWAL CHARGE
         -------------------------------------------  ----------------------
         GREATER THAN OR EQUAL TO    BUT LESS THAN
                  0 years               2 years                6%
                  2 years               4 years                5%
                  4 years               5 years                4%
                  5 years               6 years                3%
                  6 years               7 years                2%
                 7 years+                                      0%
 (2)   We do not currently assess the transfer charge.

 (3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

            YEARS SINCE INITIAL PURCHASE PAYMENT        WITHDRAWAL CHARGE
         -------------------------------------------  ----------------------
          GREATER THAN OR EQUAL TO    BUT LESS THAN
                  0 years               2 years                6%
                  2 years               4 years                5%
                  4 years               5 years                4%
                  5 years               6 years                3%
                  6 years               7 years                2%
                 7 years+                                      0%
 (4) We do not assess this charge if the Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:

(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.45% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.15% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% charge for GMWB I, a 0.50% charge for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

Mortality and Expense Risk Charge                      1.45%
Administrative Expense Charge                          0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
NO OPTIONAL FEATURES SELECTED                          1.60%
Optional E.S.P. Charge                                 0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. ONLY SELECTED                                   1.75%
Optional GMAB Charge                                   0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMAB ONLY SELECTED                                     2.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMAB SELECTED(5)                            2.25%
Optional GMWB I Charge                                 0.40%
Optional GMWB II Charge                                0.50%(6)
Optional GMWB III Charge                               0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB I ONLY SELECTED                                   2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB II ONLY SELECTED                                  2.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB III ONLY SELECTED                                 1.85%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB I SELECTED                             2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB II SELECTED                            2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB III SELECTED                           2.00%

---------------------------------
(5) GMAB and GMWB cannot both be elected.
(6) The maximum charge for GMWB I and GMWB II is 1.00%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2004 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                    MINIMUM            MAXIMUM
                                                    -------            -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other
expenses.)                                           0.41%              1.88%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE      NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL        WAIVER           ANNUAL
                                MANAGEMENT       (12B-1)        OTHER      OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                   FEE             FEES       EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
-----------------             ------------     ------------   --------    ----------     ---------------    ----------
GREENWICH STREET SERIES FUND
   Salomon Brothers
     Variable Aggressive
     Growth Fund -- Class
     Shares.................      0.87%            --           0.17%        1.04%              --                1.04%(1)
MORGAN STANLEY VARIABLE
   INVESTMENT SERIES
   (CLASS Y)
   Dividend Growth
     Portfolio*.............      0.45%          0.25%          0.10%        0.80%              --                0.80%
   Equity Portfolio*........      0.42%          0.25%          0.11%        0.78%              --                0.78%
   S&P 500 Index Portfolio*.      0.12%          0.25%          0.14%        0.51%              --                0.51%
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I...     0.81%            --           0.08%        0.89%              --                0.89%(2)
   High Yield Bond Fund --
     Class I................      0.75%            --           0.39%        1.14%              --                  --(15)
   Investors Fund -- Class I.     0.68%            --           0.09%        0.77%              --                0.77%(3)
   Large Cap Growth Fund --                                                                                         --(4),(15)
     Class I................      0.71%            --           0.86%        1.57%              --
   Small Cap Growth Fund --
     Class I................      0.75%            --           0.28%        1.03%              --                1.03%
   Strategic Bond Fund --
     Class I................      0.75%            --           0.23%        0.98%              --                0.98%
SCUDDER VARIABLE SERIES I
   Growth and Income
     Portfolio -- Class B*...     0.48%          0.25%          0.16%        0.89%              --                0.89%(5)
SCUDDER VARIABLE SERIES II
   Scudder International
     Select Equity
     Portfolio -- Class B*...     0.75%          0.25%          0.28%        1.28%              --                1.28%
THE TRAVELERS SERIES TRUST
   Equity Income Portfolio..      0.73%            --           0.11%        0.84%              --                  --(6)
   Large Cap Portfolio......      0.75%            --           0.11%        0.86%              --                0.86%(6)
   Managed Allocation
     Series: Aggressive
     Portfolio..............      0.15%            --           0.26%        0.41%            0.06%               0.35%(7)
   Managed Allocation
     Series: Conservative
     Portfolio..............      0.15%            --           0.26%        0.41%            0.06%               0.35%(7)
   Managed Allocation
     Series: Moderate
     Portfolio..............      0.15%            --           0.26%        0.41%            0.06%               0.35%(7)
   Managed Allocation
     Series:
     Moderate-Aggressive
     Portfolio..............      0.15%            --           0.26%        0.41%            0.06%               0.35%(7)
   Managed Allocation
     Series:
     Moderate-Conservative
     Portfolio..............      0.15%            --           0.26%        0.41%            0.06%               0.35%(7)
   Style Focus Series:
     Small Cap Value
     Portfolio..............      0.83%            --           0.43%        1.26%            0.16%               1.10%(8)
THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC.
   Core Plus Fixed Income
     Portfolio, Class II*...      0.38%          0.35%          0.32%        1.05%              --                  --(15)
   Emerging Markets Equity
     Portfolio, Class I.....      1.25%            --           0.46%        1.71%              --                  --(15)
   Equity and Income
     Portfolio, Class II*...      0.49%          0.35%          0.36%        1.20%              --                  --(15)
   Equity Growth Portfolio,
     Class I................      0.50%            --           0.34%        0.84%              --                0.84%




                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE      NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL        WAIVER           ANNUAL
                                MANAGEMENT       (12B-1)        OTHER      OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                   FEE             FEES       EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
-----------------             ------------     ------------   --------    ----------     ---------------    ----------
   Global Franchise               0.80%          0.35%          0.50%        1.65%              --                  --(15)
     Portfolio, Class II*...
   Global Value Equity
     Portfolio, Class I.....      0.67%            --           0.37%        1.04%              --                1.04%
   Mid Cap Growth
     Portfolio, Class I.....      0.75%            --           0.38%        1.13%              --                  --(15)
   Small Company Growth
     Portfolio, Class II*...      0.92%          0.35%          0.61%        1.88%              --                  --(15)
   U.S. Mid Cap Value
     Portfolio, Class I.....      0.72%            --           0.30%        1.02%              --                1.02%
   U.S. Real Estate
     Securities Portfolio,
     Class I................      0.76%            --           0.26%        1.02%              --                1.02%
   Value Portfolio, Class I.      0.55%            --           0.40%        0.95%              --                  --(15)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio..............      0.80%            --           0.05%        0.85%              --                0.85%
   MFS Total Return
     Portfolio..............      0.77%            --           0.02%        0.79%              --                0.79%(9)
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio Class
     II Shares*.............      0.57%          0.25%          0.04%        0.86%              --                0.86%
   Emerging Growth
     Portfolio Class II
     Shares*................      0.70%          0.25%          0.07%        1.02%              --                1.02%
   Enterprise Portfolio                                                                                             --(10),(15)
     Class II Shares*.......      0.50%          0.25%          0.13%        0.88%              --
   Government Portfolio                                                                                             --(11),(15)
     Class II Shares*.......      0.50%          0.25%          0.15%        0.90%              --
   Growth and Income
     Portfolio Class II
     Shares*................      0.58%          0.25%          0.04%        0.87%              --                0.87%
   Money Market Portfolio                                                                                           --(12),(15)
     Class II Shares*.......      0.49%          0.25%          0.22%        0.96%              --
VARIABLE INSURANCE PRODUCTS
   FUND
   Contrafund(R) Portfolio --                                                                                       --(13),(15)
     Service Class 2*.......      0.57%          0.25%          0.11%        0.93%              --
   Mid Cap Portfolio --                                                                                             --(14),(15)
     Service Class 2*.......      0.57%          0.25%          0.14%        0.96%              --

--------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

 (1) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.95% to the following breakpoints:
       0.80% on first $5 billion of net assets; 0.775% on next $2.5 billion; 0.75% on next $2.5 billion; and 0.70% on net assets in excess of $10 billion.

 (2) Effective August 1, 2004, the management fees were reduced from 0.85% to the following breakpoints: First $1.5 billion 0.75%; next $0.5 billion 0.70%; next $0.5 billion 0.65%; next $1 billion 0.60%; over $3.5 billion 0.50%.

 (3) Effective August 1, 2004, the management fees were reduced from 0.70% to the following breakpoints: First $350 million 0.65%; next $150 million 0.55%; next $250 million 0.53%; next $250 million 0.50%; over $1 billion 0.45%.

 (4) Effective August 1, 2004, the management fees were reduced from 0.75% to the following breakpoints: First $5 billion 0.70%; next $2.5 billion 0.70%; next $2.5 billion 0.68%; over $10 billion 0.65%.

 (5) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names for B share class:
       Scudder Growth and Income (1.09%).

 (6) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on the next $500 million and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. The expense information in the table has been restated to reflect the current fee schedule.

 (7) The figures shown above do not include the Funds' share of Underlying Fund expenses. Because the Underlying Funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each Underlying Fund, it is not possible to determine precisely the amount of Underlying Fund expenses that will be borne by the Funds. However, the total annual operating expenses of the Underlying Funds range from 0.40% to 1.10%, so the Underlying Funds expenses borne by the Funds will be somewhere in that range. The Funds have a contractual expense cap of 0.35% that continues to May 1, 2006. Other Expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

 (8) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

 (9) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

 (10) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2004, the Adviser waived $49,190 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

 (11) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2004, the Adviser voluntarily waived $73,341 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

 (12) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2004, the Adviser waived $68,600 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at any time.

 (13) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.

 (14) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

 (15) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                    VOLUNTARY FEE
                                                                                    WAIVER AND/OR
                                                                                       EXPENSE              NET TOTAL ANNUAL
        FUNDING OPTION                                                              REIMBURSEMENT          OPERATING EXPENSES
        --------------                                                              -------------          ------------------
        High Yield Bond Fund -- Class I.....................................            0.14%                     1.00%
        Large Cap Growth Fund -- Class I....................................            0.57%                     1.00%
        Equity Income Portfolio............................................             0.01%                     0.83%
        Core Plus Fixed Income Portfolio, Class II.........................             0.10%                     0.95%
        Emerging Markets Equity Portfolio, Class I.........................             0.06%                     1.65%
        Equity and Income Portfolio, Class II..............................             0.30%                     0.90%
        Global Franchise Portfolio, Class II...............................             0.45%                     1.20%
        Mid Cap Growth Portfolio, Class I..................................             0.08%                     1.05%
        Small Company Growth Portfolio, Class II...........................             0.63%                     1.25%
        Value Portfolio, Class I...........................................             0.10%                     0.85%
        Enterprise Portfolio Class II Shares...............................             0.03%                     0.85%
        Government Portfolio Class II Shares...............................             0.05%                     0.85%
        Money Market Portfolio Class II Shares.............................             0.11%                     0.85%
        Contrafund(R) Portfolio -- Service Class 2............................          0.02%                     0.91%
        Mid Cap Portfolio -- Service Class 2................................            0.03%                     0.93%


EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the E.S.P. optional death benefit and a Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge of 1.00% applies).

                                          IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN
                                          ---------------------------------------  ---------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------                          --------  --------  --------  ---------  --------  --------  --------  ---------
Underlying Fund with Minimum Total
Annual Operating Expenses..............     920       1479      2062      3480       320       979       1662      3480
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1065      1901      2743      4728       465       1401      2343      4728

EXAMPLE 2 --This example assumes that you have elected the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit ("GMWB I") (assuming the current 0.40% charge applies).

                                          IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN
                                          ---------------------------------------  ---------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------                          --------  --------  --------  ---------  --------  --------  --------  ---------

Underlying Fund with Minimum Total
Annual Operating Expenses..............     861       1301      1768      2910       261       801       1368      2910
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1006      1731      2471      4243       406       1231      2071      4243

EXAMPLE 3 -- This example assumes that you have elected the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit II ("GMWB II") (assuming the current 0.50% charge applies).

                                          IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN**
                                          ---------------------------------------  ---------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------                          --------  --------  --------  ---------  --------  --------  --------  ---------
Underlying Fund with Minimum Total
Annual Operating Expenses..............     871       1331      1817      3007       271       831       1417      3007
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1016      1760      2517      4326       416       1260      2117      4326

EXAMPLE 4 -- This example assumes that you have elected the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit III ("GMWB III") (assuming the current 0.25% charge applies).

                                          IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN**
                                          ---------------------------------------  ---------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------                          --------  --------  --------  ---------  --------  --------  --------  ---------
Underlying Fund with Minimum Total
Annual Operating Expenses..............     846       1256      1693      2761       246       756       1293      2761
Underlying Fund with Maximum Total
Annual Operating Expenses..............     992       1688      2402      4117       392       1188      2002      4117


EXAMPLE 5 --This example assumes that you have elected the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.

                                          IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN
                                          ---------------------------------------  ---------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------                          --------  --------  --------  ---------  --------  --------  --------  ---------
Underlying Fund with Maximum Total
Annual Operating Expenses..............     871       1331      1817      3007       271       831       1417      3007
Underlying Fund with Minimum Total
Annual Operating Expenses..............     1016      1760      2517      4326       416       1260      2117      4326


                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Life & Annuity Premier Advisers III Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions contained in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options, and one Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

On or after age May 2, 2005, the Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. Before May 2, 2005, the Contract was available for purchase by owners and Annuitants age 85 or under as of the Contract Date.

The ages of the owner and Annuitant determine if you can purchase the Contract, and which optional features are available to you.

                                                       MAXIMUM AGE BASED ON
     DEATH BENEFIT/                                  THE OLDER OF THE OWNER AND
   OPTIONAL FEATURE                               ANNUITANT ON THE CONTRACT DATE
------------------------------------------   -----------------------------------
Standard Death Benefit                                         80
Enhanced Stepped-Up Provision (E.S.P)                          75

Since optional benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation, tenure and brand recognition, performance and the capability and qualification of each sponsoring investment advisory firm. Another factor the Company considers during the initial selection process of an Underlying Fund is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company and/or its affiliate for providing administrative, marketing and other support services for the Underlying Fund.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund if the Company determines the Underlying Fund no longer meets the criteria and/or if the Underlying Fund has not attracted significant client assets. In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As mentioned above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of many of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.65% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from an Underlying Fund's assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                   OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
GREENWICH STREET SERIES FUND

   Salomon Brothers Variable              Seeks capital appreciation. The Fund         Salomon Brothers Asset
     Aggressive Growth Fund -- Class I    normally invests in common stocks of         Management, Inc.
     Shares                               companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500.

MORGAN STANLEY VARIABLE INVESTMENT
   SERIES (CLASS Y)

   Dividend Growth Portfolio              Seeks to provide reasonable current          Morgan Stanley Investment
                                          income and long term growth of income        Advisors Inc.
                                          and capital. The Fund normally invests
                                          in the common stocks of companies with
                                          a record of paying dividends and the
                                          potential for increasing dividends.

   Equity Portfolio                       Seeks growth of capital and secondarily      Morgan Stanley Investment
                                          income when consistent with the primary      Advisors Inc.
                                          objective. The Fund normally invests in
                                          equity securities and securities
                                          convertible into equity securities that
                                          are believed to have potential for
                                          superior growth.

   S&P 500 Index Portfolio                Seeks to provide investment results          Morgan Stanley Investment
                                          that, before expenses, correspond to         Advisors Inc.
                                          the total return of the S&P 500 Index.
                                          The Fund normally invests in the common
                                          stocks included in the Index.
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.

   All Cap Fund -- Class I                Seeks capital appreciation. The Fund         Salomon Brothers Asset
                                          normally invests in common stocks and        Management, Inc.
                                          their equivalents of companies the
                                          manager believes are undervalued in the
                                          marketplace.

   High Yield Bond Fund -- Class I        Seeks total return consistent with the       Salomon Brothers Asset
                                          preservation of capital. The Fund            Management, Inc.
                                          normally invests in high yield
                                          fixed-income securities issued by U.S.
                                          and foreign corporations and foreign
                                          governments and their agencies.

   Investors Fund -- Class I              Seeks long term growth of capital.           Salomon Brothers Asset
                                          Secondarily seeks current income. The        Management, Inc.
                                          Fund normally invests in common stocks
                                          of established companies.

   Large Cap Growth Fund -- Class I       Seeks long-term growth of capital. The       Salomon Brothers Asset
                                          Fund normally invests in equity              Management, Inc.
                                          securities of companies with large
                                          market capitalizations.

   Small Cap Growth Fund -- Class I       Seeks long term growth of capital. The       Salomon Brothers Asset
                                          Fund normally invests in equity              Management, Inc.
                                          securities of companies with small
                                          market capitalizations.

   Strategic Bond Fund -- Class I         Seeks to maximize total return               Salomon Brothers Asset
                                          consistent with the preservation of          Management, Inc.
                                          capital. The Fund normally invests in a
                                          globally diverse portfolio of
                                          fixed-income securities.
SCUDDER VARIABLE SERIES I

   Growth and Income Portfolio --         Seeks long-term growth of capital,           Deutsche Investment Management
     Class B                              current income and growth of income.         Americas Inc.
                                          The portfolio invests at least 65% of
                                          total assets in equities, mainly common
                                          stocks. Although the portfolio can
                                          invest in companies of any size and
                                          from any country, it invests primarily
                                          in large US companies.




               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                   OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
SCUDDER VARIABLE SERIES II

   Scudder International Select           Seeks capital appreciation. Under            Deutsche Investment Management
     Equity Portfolio -- Class B          normal circumstances, the portfolio          Americas Inc.
                                          invests at least 80% of its net assets,      Subadviser: Deutsche Asset
                                          plus the amount of any borrowing for         Management Investments Services
                                          investment purposes, in equity               Ltd.
                                          securities and other securities with
                                          equity characteristics.
THE TRAVELERS SERIES TRUST

   Equity Income Portfolio                Seeks reasonable income by investing         Travelers Asset Management
                                          primarily in income producing equity         International Company LLC
                                          securities. In choosing these                Subadviser: Fidelity Management &
                                          securities, the fund will also consider      Research Company
                                          the potential for capital appreciation.
                                          The fund's goal is to achieve a yield
                                          which exceeds the composite yield on
                                          the securities compromising the S&P 500.

   Large Cap Portfolio                    Seeks long term growth of capital. The       Travelers Asset Management
                                          Fund normally invests in the securities      International Company LLC
                                          of companies with large market               Subadviser: Fidelity Management &
                                          capitalizations.                             Research Company

   Managed Allocation Series:             Seeks long-term growth of capital. The       Travelers Asset Management
     Aggressive Portfolio                 Fund normally invests in other               International Company LLC
                                          investment companies ("Underlying            Subadviser: Deutsche Investment
                                          Funds") that invest primarily in equity      Management Americas Inc.
                                          securities.

   Managed Allocation Series:             Seeks a high level of current income         Travelers Asset Management
     Conservative Portfolio               with some consideration given to growth      International Company LLC
                                          of capital. The Fund normally invests        Subadviser: Deutsche Investment
                                          in other investment companies                Management Americas Inc.
                                          ("Underlying Funds") that invest in
                                          both equity and debt securities.

   Managed Allocation Series:             Seeks a balance between a high level of      Travelers Asset Management
     Moderate Portfolio                   current income and growth of capital,        International Company LLC
                                          with a greater emphasis on growth of         Subadviser: Deutsche Investment
                                          capital. The Fund normally invests in        Management Americas Inc.
                                          other investment companies ("Underlying
                                          Funds") that invest in both equity and
                                          debt securities.

   Managed Allocation Series:             Seeks long-term growth of capital. The       Travelers Asset Management
     Moderate-Aggressive Portfolio        Fund normally invests in other               International Company LLC
                                          investment companies ("Underlying            Subadviser: Deutsche Investment
                                          Funds") that invest in both equity and       Management Americas Inc.
                                          debt securities.

   Managed Allocation Series:             Seeks a balance between a high level of      Travelers Asset Management
     Moderate-Conservative Portfolio      current income and growth of capital,        International Company LLC
                                          with a greater emphasis on income. The       Subadviser: Deutsche Investment
                                          Fund normally invests in other               Management Americas Inc.
                                          investment companies ("Underlying
                                          Funds") that invest in both equity and
                                          debt securities.

   Style Focus Series: Small Cap          Seeks capital appreciation. The Fund         Travelers Asset Management
     Value Portfolio                      normally invests in common stocks and        International Company LLC
                                          other equity securities of small U.S.        Subadviser: Travelers Investment
                                          companies.                                   Management Company and Dreman
                                                                                       Value Management L.L.C.

THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC.

   Core Plus Fixed Income Portfolio,      Seeks above-average total return over a      Morgan Stanley Investment
     Class II                             market cycle of three to five years.         Management Inc.
                                          The Fund normally invests in a
                                          diversified mix of dollar denominated
                                          investment grade fixed income
                                          securities, particularly U.S.
                                          Government, corporate and mortgage
                                          securities.

   Emerging Markets Equity Portfolio,     Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class I                              The Fund normally invests in                 Management Inc.
                                          growth-oriented equity securities of
                                          issuers in emerging market countries.

   Equity and Income Portfolio, Class     Seeks both capital appreciation and          Morgan Stanley Investment
     II                                   current income. The Fund normally            Management Inc.
                                          invests in income-producing equity
                                          instruments (including common stocks,
                                          preferred stocks and convertible
                                          securities) and investment grade fixed
                                          income securities.



               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                   OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
   Equity Growth Portfolio, Class I       Seeks long-term capital appreciation.        Morgan Stanley Investment
                                          The Fund normally invests in                 Management Inc.
                                          growth-oriented equity securities of
                                          large capitalization companies.

   Global Franchise Portfolio,            Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class II                             The Fund normally invests in equity          Management Inc.
                                          securities of issuers located
                                          throughout the world believed to have,
                                          among other things, resilient business
                                          franchises and growth potential.

   Global Value Equity Portfolio,         Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class I                              The Fund normally invests in equity          Management Inc.
                                          securities of issuers throughout the
                                          world, including U.S. issuers.

   Mid Cap Growth Portfolio, Class I      Seeks long-term capital appreciation.        Morgan Stanley Investment
                                          The Fund normally invests in common          Management Inc.
                                          stocks and other equity securities of
                                          growth-oriented mid cap companies.

   Small Company Growth Portfolio,        Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class II                             The Fund normally invests in                 Management Inc.
                                          growth-oriented equity securities of
                                          small U.S. and, to a limited extent,
                                          foreign companies.

   U.S. Mid Cap Value Portfolio,          Seeks long-term capital appreciation.        Morgan Stanley Investment
     Class I                              The Fund normally invests in common          Management Inc.
                                          stocks and other equity securities of
                                          growth-oriented mid cap companies.

   U.S. Real Estate Securities            Seeks above average current income and       Morgan Stanley Investment
     Portfolio, Class I                   long-term capital appreciation. The          Management Inc.
                                          Fund normally invests in equity
                                          securities of companies in the U.S.
                                          real estate industry, including real
                                          estate investment trusts.

   Value Portfolio, Class I               Seeks above-average total return over a      Morgan Stanley Investment
                                          market cycle of three to five years.         Management Inc.
                                          The Fund normally invests in common
                                          stocks and other equity securities of
                                          companies undervalued in comparison to
                                          the market.
TRAVELERS SERIES FUND INC.

   AIM Capital Appreciation Portfolio     Seeks capital appreciation. The Fund         Travelers Investment Adviser Inc.
                                          normally invests in common stocks of         Subadviser:  AIM Capital
                                          companies that are likely to benefit         Management Inc.
                                          from new products, services or
                                          processes or have experienced
                                          above-average earnings growth.

   MFS Total Return Portfolio             Seeks above average income consistent        Travelers Investment Adviser Inc.
                                          with the prudent employment of capital.      Subadviser: MFS
                                          Secondarily, seeks growth of capital
                                          and income. The Fund normally invests
                                          in a broad range of equity and
                                          fixed-income securities of both U.S.
                                          and foreign issuers.
VAN KAMPEN LIFE INVESTMENT TRUST

   Comstock Portfolio Class II Shares     Seeks capital growth and income. The         Van Kampen Asset Management Inc.
                                          Fund normally invests in common and
                                          preferred stocks, and convertible
                                          securities, of well established
                                          undervalued companies.

   Emerging Growth Portfolio Class II     Seeks capital appreciation. The Fund         Van Kampen Asset Management Inc.
     Shares                               normally invests in common stocks of
                                          companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500.

   Enterprise Portfolio Class II          Seeks capital appreciation. The Fund         Van Kampen Asset Management Inc.
     Shares                               normally invests in common stocks of
                                          companies believed to have
                                          above-average potential for capital
                                          appreciation.

   Government Portfolio Class II          Seeks high current return consistent         Van Kampen Asset Management Inc.
     Shares                               with preservation of capital. The Fund
                                          normally invests in securities issued
                                          or guaranteed by the U.S. Government,
                                          its agencies or instrumentalities.



               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                   OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
   Growth and Income Portfolio Class      Seeks long-term growth of capital and        Van Kampen Asset Management Inc.
     II Shares                            income. The Fund normally invests in
                                          income producing equity securities.

   Money Market Portfolio Class II        Seeks protection of capital and high         Van Kampen Asset Management Inc.
     Shares                               current income. The Fund normally
                                          invests in short-term U.S. money market
                                          instruments and seeks to maintain a net
                                          asset value of $1.00 per share.

VARIABLE INSURANCE PRODUCTS FUND
   Contrafund(R) Portfolio -- Service     Seeks long-term capital appreciation by      Fidelity Management & Research
     Class 2                              investing in common stocks of companies      Company
                                          whose value Fidelity Management &
                                          Research Co. believes is not fully
                                          recognized by the public.

   Mid Cap Portfolio -- Service Class 2   Seeks long-term growth of capital by         Fidelity Management & Research
                                          investing in common stocks of companies      Company
                                          with medium market capitalizations.

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.


                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

       o the ability for you to make withdrawals and surrenders under the Contracts

       o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

       o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

       o administration of the annuity options available under the Contracts and

       o   the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

       o sales and marketing expenses including commission payments to your sales agent and

       o   other costs of doing business.

Risks we assume include:

       o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

       o that the amount of the death benefit will be greater than the Contract Value and

       o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

             YEARS SINCE PURCHASE PAYMENT MADE           WITHDRAWAL CHARGE
        ---------------------------------------------  ----------------------
         GREATER THAN OR EQUAL TO    BUT LESS THAN
                  0 years               2 years                 6%
                  2 years               4 years                 5%
                  4 years               5 years                 4%
                  5 years               6 years                 3%
                  6 years               7 years                 2%
                 7 years+                                       0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

       (a) any Purchase Payment to which no withdrawal charge applies then;

       (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

       (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

       (d) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

       o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

       o   if a lifetime annuity payout has begun

       o due to a minimum distribution under our minimum distribution rules then in effect

       o if you elect Annuity Payments for a fixed period of at least five years.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

       (1)   from the distribution of death proceeds

       (2)   after an annuity payout has begun or

       (3) if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.45% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.15% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 76 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge will not be assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

         YEARS SINCE INITIAL PURCHASE PAYMENT        WITHDRAWAL CHARGE
      -------------------------------------------  ----------------------
      GREATER THAN OR EQUAL TO    BUT LESS THAN
               0 years               2 years                6%
               2 years               4 years                5%
               4 years               5 years                4%
               5 years               6 years                3%
               6 years               7 years                2%
              7 years+                                      0%

Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

     o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

     o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

     o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. Under each program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of Fixed Account Value. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the program period selected to the current funding options over the remainder of that program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the Dollar Cost Averaging Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, and any premium tax not previously deducted. Unless you submit a

Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, or make additional Purchase Payments.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note that naming different persons as owner and Annuitant may affect whether certain benefits are payable, the amount of those benefits, and who will receive them. Use care when naming owners, Annuitants and beneficiaries, and consult your agent if you have questions.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

     o   the death benefit will not be payable upon the Annuitant's death

     o   the Contingent Annuitant becomes the Annuitant

     o   all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect. If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal or beneficiary contract continuance ("Death Report Date").

Note: If the Contract Owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "Contract Owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted.

       (1) the Contract Value on the Death Report Date

       (2) your adjusted Purchase Payment (see below) or*

       (3) the Step-Up Value (if any, as described below).

* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

STEP-UP VALUE. The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

PARTIAL SURRENDER REDUCTION.

ADJUSTED PURCHASE PAYMENT. The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately prior to the reduction for the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value immediately before the withdrawal.

STEP-UP VALUE: The partial surrender reduction equals (1) the Step-Up Initial Value in effect immediately before the reduction for withdrawal, multiplied by
(2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

The following examples apply to the Adjusted Purchase Payment and Step-Up Value. Assume your current Contract Value is $55,000. If the current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the death benefit as follows:

       50,000 x (10,000/55,000) = 9,090

Your new death benefit would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If the current Adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the death benefit as follows:

       50,000 x (10,000/30,000) = 16,666

Your new death benefit would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

         50,000 x (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

         50,000 x (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

----------------------------------- -------------------------- -------------------------------------- --------------------
    BEFORE THE MATURITY DATE,           THE COMPANY WILL                                              MANDATORY PAYOUT
      UPON THE DEATH OF THE           PAY THE PROCEEDS TO:     UNLESS. . .                            RULES APPLY*
----------------------------------- -------------------------- -------------------------------------- --------------------
OWNER (WHO IS NOT THE ANNUITANT)    The beneficiary (ies),     Unless the beneficiary elects to       Yes
(WITH NO JOINT OWNER)               or if none, to the         continue the Contract rather than
                                    CONTRACT OWNER'S estate.   receive the distribution.
----------------------------------- -------------------------- -------------------------------------- --------------------
OWNER (WHO IS THE ANNUITANT)        The beneficiary (ies),     Unless the beneficiary elects to       Yes
(WITH NO JOINT OWNER)               or if none, to the         continue the Contract rather than
                                    CONTRACT OWNER'S estate.   receive the distribution.
----------------------------------- -------------------------- -------------------------------------- --------------------
NON-SPOUSAL JOINT OWNER (WHO IS     The surviving joint                                               Yes
NOT THE ANNUITANT)                  owner.
----------------------------------- -------------------------- -------------------------------------- --------------------
NON-SPOUSAL JOINT OWNER (WHO IS     The beneficiary (ies),     Unless the beneficiary elects to       Yes
THE ANNUITANT)                      or, if none, to the        continue the Contract rather than
                                    surviving joint owner.     receive a distribution.
----------------------------------- -------------------------- -------------------------------------- --------------------
SPOUSAL JOINT OWNER (WHO IS NOT     The surviving joint        Unless the spouse elects to continue   Yes
THE ANNUITANT)                      owner.                     the Contract.
----------------------------------- -------------------------- -------------------------------------- --------------------
SPOUSAL JOINT OWNER (WHO IS THE     The beneficiary (ies),     Unless the spouse elects to continue   Yes
ANNUITANT)                          or, if none, to the        the Contract.
                                    surviving joint owner.
----------------------------------- -------------------------- -------------------------------------- --------------------
                                                               A spouse who is not the beneficiary may
                                                               decline to receive the proceeds or to
                                                               continue the Contract and instruct the
                                                               Company to pay the beneficiary.
----------------------------------- -------------------------- -------------------------------------- --------------------
ANNUITANT (WHO IS NOT THE           The beneficiary (ies),     Unless the beneficiary elects to       Yes
CONTRACT OWNER)                     or if none, to the         continue the Contract rather than
                                    CONTRACT OWNER.            receive the distribution.

                                                               But, if there is A CONTINGENT
                                                               ANNUITANT, then the CONTINGENT
                                                               ANNUITANT becomes the ANNUITANT and
                                                               the Contract continues in effect
                                                               (generally using the original
                                                               MATURITY DATE). The proceeds will
                                                               then be paid upon the death of the
                                                               CONTINGENT ANNUITANT or owner.
----------------------------------- -------------------------- -------------------------------------- --------------------



----------------------------------- -------------------------- -------------------------------------- --------------------
    BEFORE THE MATURITY DATE,           THE COMPANY WILL                                              MANDATORY PAYOUT
      UPON THE DEATH OF THE           PAY THE PROCEEDS TO:     UNLESS. . .                            RULES APPLY*
----------------------------------- -------------------------- -------------------------------------- --------------------
ANNUITANT (WHO IS THE CONTRACT      See death of "owner who                                           Yes
OWNER)                              is the ANNUITANT" above.
----------------------------------- -------------------------- -------------------------------------- --------------------
ANNUITANT (WHERE OWNER IS A         The beneficiary (ies),                                            Yes (Death of
NON-NATURAL ENTITY/TRUST)           or if none, to the owner.                                         ANNUITANT is
                                                                                                      treated as death
                                                                                                      of the owner in
                                                                                                      these
                                                                                                      circumstances.)
----------------------------------- -------------------------- -------------------------------------- --------------------
CONTINGENT ANNUITANT (ASSUMING      No death proceeds are                                             N/A
ANNUITANT IS STILL ALIVE)           payable; Contract
                                    continues.
----------------------------------- -------------------------- -------------------------------------- --------------------
BENEFICIARY                         No death proceeds are                                             N/A
                                    payable; Contract
                                    continues.
----------------------------------- -------------------------- -------------------------------------- --------------------
CONTINGENT BENEFICIARY              No death proceeds are                                             N/A
                                    payable; Contract
                                    continues.
----------------------------------- -------------------------- -------------------------------------- --------------------


                               QUALIFIED CONTRACTS

----------------------------------- -------------------------- -------------------------------------- --------------------
BEFORE THE MATURITY DATE, UPON      THE COMPANY WILL PAY THE   UNLESS. . .                            MANDATORY PAYOUT
THE DEATH OF THE                    PROCEEDS TO:                                                      RULES APPLY*
----------------------------------- -------------------------- -------------------------------------- --------------------
OWNER / ANNUITANT                   The beneficiary (ies),     Unless the beneficiary elects to       Yes
                                    or if none, to the         continue the Contract rather than
                                    CONTRACT OWNER'S estate.   receive a distribution.
----------------------------------- -------------------------- -------------------------------------- --------------------
BENEFICIARY                         No death proceeds are                                             N/A
                                    payable; Contract
                                    continues.
----------------------------------- -------------------------- -------------------------------------- --------------------
CONTINGENT BENEFICIARY              No death proceeds are                                             N/A
                                    payable; Contract
                                    continues.
----------------------------------- -------------------------- -------------------------------------- --------------------

--------------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (NON-QUALIFIED CONTRACTS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If your spouse is named as one of multiple beneficiaries, your spouse can elect to continue the Contract only in the proportion to which he/she is entitled as a beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

       o   transfer ownership

       o   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

       o through an annuity for life or a period that does not exceed the beneficiary's life expectancy; or

       o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". The availability of each rider is shown below.

--------------------------- --------------------------------- -------------------------------- --------------------------------
            NAME OF RIDER:               GMWB I                           GMWB II                         GMWB III
--------------------------- --------------------------------- -------------------------------- --------------------------------
                                       Principal                         Principal                        Principal
              ALSO CALLED:             Guarantee                         Guarantee                     Guarantee Value
--------------------------- --------------------------------- -------------------------------- --------------------------------
             AVAILABILITY:   Not available for purchase on      Available on or after March      Not available at this time
                            or after March 21, 2005, unless    21, 2005 if approved in your
                            GMWB II is not approved in your                state
                                         state
--------------------------- --------------------------------- -------------------------------- --------------------------------

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

--------------------------------------------------------------------- -------------------- ------------------ -----------------
                                                                            GMWB I              GMWB II           GMWB III
--------------------------------------------------------------------- -------------------- ------------------ -----------------
If you make your first withdrawal BEFORE the 3rd anniversary after         5% of RBB           5% of RBB         5% of RBB
you purchase GMWB:
--------------------------------------------------------------------- -------------------- ------------------ -----------------
If you make your first withdrawal AFTER the 3rd anniversary after         10% of RBB          10% of RBB         5% of RBB
you purchase GMWB:
--------------------------------------------------------------------- -------------------- ------------------ -----------------

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     o To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     o To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III



-------------------- ------------------------------------------------------- ---------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
-------------------- ------------------------------------------------------- ---------------------------------------------------
                       CONTRACT                                               CONTRACT
                        VALUE              RBB                AWB (5%)          VALUE           RBB                AWB (5%)
-------------------- ------------ --------------------- -------------------- ----------- -------------------- ------------------
VALUES AS OF
-------------------- ------------ --------------------- -------------------- ----------- -------------------- ------------------
INITIAL GMWB          $100,000          $100,000              $5,000          $100,000        $100,000             $5,000
PURCHASE
-------------------- ------------ --------------------- -------------------- ----------- -------------------- ------------------
IMMEDIATELY PRIOR     $115,000          $100,000              $5,000          $85,000         $100,000             $5,000
TO WITHDRAWAL
-------------------- ------------ --------------------- -------------------- ----------- -------------------- ------------------
PARTIAL WITHDRAWAL       N/A            (100,000           [5,000 X (1-         N/A           (100,000            [5,000 X
REDUCTION (PWR)                    X 10,000/115,000)=    90,000/100,000)]=                X 10,000/85,000)=   (1-88,235/100,000)]=
                                         8,696                  500                            $11,765              $588
-------------------- ------------ --------------------- -------------------- ----------- -------------------- ------------------
GREATER OF PWR OR                       $10,000                                                $11,765
THE DOLLAR AMOUNT
OF THE WITHDRAWAL                    (10,000>8,696)                                        (11,765>10,000)
-------------------- ------------ --------------------- -------------------- ----------- -------------------- ------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000          $10,000                $500           $10,000          $11,765              $588
-------------------- ------------ --------------------- -------------------- ----------- -------------------- ------------------
VALUE IMMEDIATELY     $105,000          $90,000               $4,500          $75,000          $88,235             $4,412
AFTER WITHDRAWAL
-------------------- ------------ --------------------- -------------------- ----------- -------------------- ------------------

WITHDRAWAL EXAMPLE FOR GMWB I


-------------------- ------------------------------------------------------- ---------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
-------------------- ------------------------------------------------------- ---------------------------------------------------
                       CONTRACT                                               CONTRACT
                        VALUE              RBB                AWB (5%)          VALUE           RBB                AWB (5%)
-------------------- ------------ --------------------- -------------------- ----------- ------------------- -------------------
VALUES AS OF
-------------------- ------------ --------------------- -------------------- ----------- ------------------- -------------------
INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000        $100,000             $5,000
-------------------- ------------ --------------------- -------------------- ----------- ------------------- -------------------
IMMEDIATELY PRIOR
TO WITHDRAWAL         $115,000          $100,000              $5,000          $85,000         $100,000             $5,000
-------------------- ------------ --------------------- -------------------- ----------- ------------------- -------------------
IMMEDIATELY AFTER     $105,000           91,304               $4,565          $75,000         $88,235              $4,412
WITHDRAWAL

                                  [100,000 - (100,000     [5,000 - (5,000                    [100,000 -           [5,000 X
                                   X 10,000/115,000)]    X 91,304/100,000)]                   (100,000       (88,235/100,000)]
                                                                                          X 10,000/85,000)]
-------------------- ------------ --------------------- -------------------- ----------- ------------------- -------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000           $8,696                $435           $10,000         $11,265               $588
-------------------- ------------ --------------------- -------------------- ----------- ------------------- -------------------

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

       o Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

           a qualified retirement plan (Code Section 401),


           o   a tax-sheltered annuity (Code Section 403(b)),

           o   an individual retirement account (Code Sections 408(a)),

           o   an individual retirement annuity (Code Section 408(b)), or

           o   a qualified deferred compensation plan (Code Section 457).

           Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

       o Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

       o Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

       o Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 -9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

       o YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

           You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

       o ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to

Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

--------------------------------------------------------------------------------
                               GMWB I             GMWB II           GMWB III
--------------------------------------------------------------------------------
Current Annual Charge           0.40%              0.50%              0.25%
--------------------------------------------------------------------------------
Maximum Annual Charge           1.00%              1.00%               N/A
After a Reset
--------------------------------------------------------------------------------

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

       o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

       o The total annual payment amount will equal the AWB and will never exceed your RBB, and

       o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

-------------------------- -------------------------------- ------------------------------- -------------------------------
                                       GMWB I                          GMWB II                         GMWB III
-------------------------- -------------------------------- ------------------------------- -------------------------------

AWB                         5% of RBB if first withdrawal   5% of RBB if first withdrawal             5% of RBB
                               before 3rd anniversary           before 3rd anniversary
                           10% of RBB if first withdrawal        10% of RBB if first
                                after 3rd anniversary            withdrawal after 3rd
                                                                     anniversary
-------------------------- -------------------------------- ------------------------------- -------------------------------
ANNUAL CHARGE                           0.40%                           0.50%                           0.25%
-------------------------- -------------------------------- ------------------------------- -------------------------------
RESET                                    Yes                             Yes                              No
-------------------------- -------------------------------- ------------------------------- -------------------------------
CAN I CANCEL MY GMWB?                    No                       Yes, after the 5th              Yes, after the 5th
                                                             anniversary of GMWB purchase    anniversary of GMWB purchase
-------------------------- -------------------------------- ------------------------------- -------------------------------
INVESTMENT RESTRICTIONS                  No                              Yes                             Yes
-------------------------- -------------------------------- ------------------------------- -------------------------------
WAIVER OF RECALCULATION                  No                              Yes                             Yes
OF AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS
-------------------------- -------------------------------- ------------------------------- -------------------------------

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

       o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

       o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.


                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

-------------------- ---------------------------------------------------- -----------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
-------------------- ---------------------------------------------------- -----------------------------------------------------

                                            BASE                                                BASE
                                         CALCULATION                                         CALCULATION
                       CONTRACT VALUE      AMOUNT          BENEFIT BASE    CONTRACT VALUE       AMOUNT          BENEFIT BASE
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000         $100,000           $85,000          $100,000          $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                                $0(1)                                              $15,000(2)
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------

--------------
(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.


  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS - IMPACT ON BASE CALCULATION AMOUNT

                     ---------------------------------------------------- -----------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
-------------------- ---------------------------------------------------- -----------------------------------------------------
                                                                BASE                                                BASE
                                            PURCHASE        CALCULATION                        PURCHASE          CALCULATION
                      CONTRACT VALUE         PAYMENT           AMOUNT      CONTRACT VALUE       PAYMENT            AMOUNT
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

       EXAMPLES OF PARTIAL WITHDRAWALS - IMPACT ON BASE CALCULATION AMOUNT

                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
---------------------------- --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $105,000          $90,000               $10,000               $8,696               $10,000
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------


                             --------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE
---------------------------- --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                 $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- ---------------- ----
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL              $85,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                      $75,000          $88,235               $10,000              $11,765               $11,765
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owners who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

      o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

      o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

      o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

      o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.

                                                                                         CLASS B SUBACCOUNTS/ UNDERLYING
                       CLASS A SUBACCOUNTS/UNDERLYING FUNDS                                           FUNDS
-----------------------------------------------------------------------------------    -------------------------------------
GREENWICH STREET SERIES FUND              THE UNIVERSAL INSTITUTIONAL FUNDS, INC.      SALOMON BROTHERS VARIABLE SERIES
   Salomon Brothers Variable                 Emerging Markets Equity Portfolio,           FUNDS INC.
   Aggressive Growth Fund -- Class I            Class I                                   High Yield Bond Fund -- Class I
     Shares                                  Equity and Income Portfolio, Class II        Strategic Bond Fund -- Class I
MORGAN STANLEY VARIABLE INVESTMENT           Equity Growth Portfolio, Class I          THE UNIVERSAL INSTITUTIONAL FUNDS,
   SERIES (CLASS Y)                          Global Franchise Portfolio, Class II         INC.
   Dividend Growth Portfolio                   Shares                                     Core Plus Fixed Income Portfolio,
     Equity Portfolio                        Global Value Equity Portfolio, Class I         Class II
   S&P 500 Index Portfolio                   Mid Cap Growth Portfolio, Class I         VAN KAMPEN LIFE INVESTMENT TRUST
SALOMON BROTHERS VARIABLE SERIES             Small Company Growth Portfolio,              Government Portfolio Class II
   FUNDS INC.                                  Class II                                     Shares
   All Cap Fund -- Class I                   U.S. Mid Cap Value Portfolio, Class I        Money Market Portfolio Class II
   Investors Fund -- Class I                 U.S. Real Estate Securities   Portfolio,      Shares
   Large Cap Growth Fund -- Class I            Class I
   Small Cap Growth Fund -- Class I           Value Portfolio, Class I
SCUDDER VARIABLE SERIES I                 TRAVELERS SERIES FUND INC.
   Growth and Income Portfolio --            AIM Capital Appreciation Portfolio
     Class B                                 MFS Total Return Portfolio
   Scudder Variable Series II             VAN KAMPEN LIFE INVESTMENT TRUST
   Scudder International Select Equity       Comstock Portfolio Class II Shares
     Portfolio -- Class B                    Emerging Growth Portfolio Class II
THE TRAVELERS SERIES TRUST                     Shares
   Equity Income Portfolio                   Enterprise Portfolio Class II Shares
   Large Cap Portfolio                       Growth and Income Portfolio Class II
   Managed Allocation Series:                  Shares
     Aggressive Portfolio                 VARIABLE INSURANCE PRODUCTS FUND
   Managed Allocation Series:                Contrafund(R) Portfolio -- Service Class 2
     Conservative Portfolio                  Mid Cap Portfolio -- Service Class 2
   Managed Allocation Series:
     Moderate Portfolio
   Managed Allocation Series:
     Moderate-Aggressive Portfolio
   Managed Allocation Series:
     Moderate-Conservative Portfolio
   Style Focus Series: Small Cap
     Value Portfolio

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your


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

rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving annuity payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.


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


o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday for Qualified Contracts or ten years after the effective date of the Contract, if later. (In certain states, the Maturity Date elected may not be later than the Annuitant's 90th birthday; refer to your Contract.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday for Non-qualified Contracts, or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 701/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly annuity payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.


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


The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once annuity payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Travelers Fund ABD and Travelers Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company ("TIC") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company ("TLAC") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

On January 31, 2005, Citigroup Inc. announced that it has agreed to sell its life insurance and annuity businesses to MetLife, Inc. The proposed sale would include TIC and TLAC, the insurance companies that issue the variable annuity contract described in this prospectus. The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Travelers Insurance Company and The Travelers Life and Annuity Company (together the "Company") have appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). TDLLC does not retain any fees under the Contracts; however, TDLLC may receive 12b-1 fees from the Underlying Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives). We may periodically establish compensation specials whereby we pay a higher amount for sales of the Contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any compensation specials.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under your Contract. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Underlying Funds for providing administrative, marketing and other support and services to the Underlying Funds. If your Contract assesses a Contingent Deferred Sales Charge, proceeds from this charge may be used to reimburse the Company for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and TDLLC have entered into a preferred distribution arrangement with Morgan Stanley DW, Inc., the only broker-dealer firm that is authorized by the Company and TDLLC to offer the Contracts.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners' instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                   APPENDIX A--CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.60%



                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (5/02)....................................   2004        1.043           1.120                   3,965
                                                               2003        0.757           1.043                      --

Morgan Stanley Variable Investment Series
   The Dividend Growth Portfolio -- Class Y (9/03)...........  2004        1.095           1.166                  30,312
                                                               2003        1.000           1.095                   1,000

   The Equity Portfolio -- Class Y (9/03)....................  2004        1.080           1.179                      --
                                                               2003        1.000           1.080                   2,000

   The S&P 500 Index Portfolio -- Class Y (9/03).............  2004        1.094           1.187                  40,831
                                                               2003        1.000           1.094                   1,000

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)...........................  2004        1.541           1.642                 208,469
                                                               2003        1.126           1.541                 166,575

   High Yield Bond Fund -- Class I (8/98)....................  2004        1.359           1.486                 116,317
                                                               2003        1.112           1.359                  47,341

   Investors Fund -- Class I (6/98)..........................  2004        1.198           1.301                 327,409
                                                               2003        0.920           1.198                 333,678

   Large Cap Growth Fund -- Class I (5/02)...................  2004        1.137           1.124                  33,865
                                                               2003        0.799           1.137                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
   Small Cap Growth Fund -- Class I (5/00)...................  2004        0.849           0.962                 145,485
                                                               2003        0.579           0.849                  76,241

   Strategic Bond Fund -- Class I (8/98).....................  2004        1.365           1.432                 530,603
                                                               2003        1.225           1.365                 404,776

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (6/03).............  2004        1.130           1.221                  26,367
                                                               2003        1.000           1.130                      --

Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (6/03)...........................................   2004        1.212           1.406                  48,945
                                                               2003        1.000           1.212                      --

The Travelers Series Trust
   Equity Income Portfolio (5/97)...........................   2004        1.661           1.796                 109,068
                                                               2003        1.287           1.661                  74,811

   Large Cap Portfolio (6/97)...............................   2004        1.358           1.424                 121,374
                                                               2003        1.107           1.358                 108,069

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......  2004        1.011           1.035                  32,347
                                                               2003        1.000           1.011                  10,291

   Emerging Markets Equity Portfolio, Class I (11/98).......   2004        1.081           1.310                  23,461
                                                               2003        0.734           1.081                     731

   Equity and Income Portfolio -- Class II (5/03)............  2004        1.160           1.273                 414,166
                                                               2003        1.000           1.160                 100,550

   Equity Growth Portfolio, Class I (5/00)..................   2004        0.600           0.636                 125,606
                                                               2003        0.488           0.600                 117,008

   Global Franchise Portfolio -- Class II Shares (5/03)......  2004        1.223           1.357                 266,745
                                                               2003        1.000           1.223                  22,357

   Global Value Equity Portfolio, Class I (6/98)............   2004        1.062           1.187                  54,862
                                                               2003        0.837           1.062                  55,406



                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
   Mid Cap Growth Portfolio, Class I (5/00).................   2004        0.566           0.678                  52,464
                                                               2003        0.406           0.566                  49,055

   Mid Cap Value Portfolio, Class I (6/98)..................   2004        1.268           1.430                  96,441
                                                               2003        0.911           1.268                 114,640

   Small Company Growth Portfolio -- Class II (5/03).........  2004        1.359           1.591                   9,848
                                                               2003        1.000           1.359                     260

   U.S. Real Estate Portfolio, Class I (10/98)..............   2004        1.562           2.097                 112,073
                                                               2003        1.154           1.562                  57,724

   Value Portfolio, Class I (7/98)..........................   2004        1.069           1.239                  89,759
                                                               2003        0.810           1.069                  38,497

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (9/00)................   2004        0.560           0.587                  30,876
                                                               2003        0.440           0.560                      --

   MFS Total Return Portfolio (5/97)........................   2004        1.597           1.752                 258,177
                                                               2003        1.392           1.597                  65,016

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............  2004        1.043           1.206               1,249,226
                                                               2003        0.811           1.043                 523,532

   Emerging Growth Portfolio -- Class II Shares (12/00)......  2004        0.550           0.578                 526,243
                                                               2003        0.440           0.550                 240,400

   Enterprise Portfolio -- Class II Shares (12/00)...........  2004        0.668           0.682                 156,937
                                                               2003        0.540           0.668                 159,587

   Government Portfolio -- Class II Shares (12/00)...........  2004        1.132           1.158                 628,426
                                                               2003        1.134           1.132                 564,463

   Growth and Income Portfolio -- Class II Shares (12/00)....  2004        1.010           1.135               1,227,385
                                                               2003        0.804           1.010                 858,078

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
   Money Market Portfolio -- Class II Shares (12/00).........  2004        1.001           0.990                 493,184
                                                               2003        1.014           1.001                 842,223

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (5/00)...........2004        0.892           1.011                 690,781
                                                               2003        0.707           0.892                 228,413

Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (12/00)..............  2004        1.202           1.475                 514,700
                                                               2003        0.883           1.202                  74,976



                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.25%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (5/02)....................................   2004        1.000           1.055                      --

Morgan Stanley Variable Investment Series
   The Dividend Growth Portfolio -- Class Y (9/03)...........  2004        1.000           1.060                      --

   The Equity Portfolio -- Class Y (9/03)....................  2004        1.000           1.084                   7,536

   The S&P 500 Index Portfolio -- Class Y (9/03).............  2004        1.000           1.071                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (10/98)...........................  2004        1.000           1.058                   3,546

   High Yield Bond Fund -- Class I (8/98)....................  2004        1.000           1.104                      --

   Investors Fund -- Class I (6/98)..........................  2004        1.000           1.080                      --

   Large Cap Growth Fund -- Class I (5/02)...................  2004        1.000           0.991                      --

   Small Cap Growth Fund -- Class I (5/00)...................  2004        1.000           1.167                   1,092

   Strategic Bond Fund -- Class I (8/98).....................  2004        1.000           1.070                   4,609

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (6/03).............  2004        1.000           1.066                      --

Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (6/03)...........................................   2004        1.000           1.167                   4,296

The Travelers Series Trust
   Equity Income Portfolio (5/97)...........................   2004        1.000           1.103                      --

   Large Cap Portfolio (6/97)...............................   2004        1.000           1.049                      --

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03)......   2004        1.000           1.033                   6,166

   Emerging Markets Equity Portfolio, Class I (11/98).......   2004        1.000           1.320                     981


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
   Equity and Income Portfolio -- Class II (5/03)............  2004        1.000           1.092                   2,299

   Equity Growth Portfolio, Class I (5/00)..................   2004        1.000           1.050                      --

   Global Franchise Portfolio -- Class II Shares (5/03)......  2004        1.000           1.079                   2,333

   Global Value Equity Portfolio, Class I (6/98)............   2004        1.000           1.094                   1,153

   Mid Cap Growth Portfolio, Class I (5/00).................   2004        1.000           1.141                      --

   Mid Cap Value Portfolio, Class I (6/98)..................   2004        1.000           1.127                   1,129

   Small Company Growth Portfolio -- Class II (5/03).........  2004        1.000           1.134                   2,885

   U.S. Real Estate Portfolio, Class I (10/98)..............   2004        1.000           1.311                      --

   Value Portfolio, Class I (7/98)..........................   2004        1.000           1.138                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (9/00)................   2004        1.000           1.055                      --

   MFS Total Return Portfolio (5/97)........................   2004        1.000           1.096                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............  2004        1.000           1.132                   9,110

   Emerging Growth Portfolio -- Class II Shares (12/00)......  2004        1.000           1.058                      --

   Enterprise Portfolio -- Class II Shares (12/00)...........  2004        1.000           1.038                      --

   Government Portfolio -- Class II Shares (12/00)...........  2004        1.000           1.037                      --

   Growth and Income Portfolio -- Class II Shares (12/00)....  2004        1.000           1.113                      --

   Money Market Portfolio -- Class II Shares (12/00).........  2004        1.000           0.992                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........  2004        1.000           1.108                   2,276



                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (12/00)..............  2004        1.000           1.228                   2,722


                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.


                   APPENDIX B--CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.60%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (7/02)....................................   2004        1.043           1.120                  26,812
                                                               2003        0.757           1.043                      --

Morgan Stanley Variable Investment Series
   The Dividend Growth Portfolio -- Class Y (9/03)..........   2004        1.095           1.166                 268,500
                                                               2003        1.000           1.095                  19,386

   The Equity Portfolio -- Class Y (10/03)...................  2004        1.080           1.179                  23,165
                                                               2003        1.000           1.080                      --

   The S&P 500 Index Portfolio -- Class Y (9/03).............  2004        1.094           1.187               2,019,066
                                                               2003        1.000           1.094               1,474,371

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (5/98)............................  2004        1.541           1.642               1,977,712
                                                               2003        1.126           1.541               1,992,931

   High Yield Bond Fund -- Class I (5/98)....................  2004        1.359           1.486                 685,909
                                                               2003        1.112           1.359                 682,405

   Investors Fund -- Class I (4/98)..........................  2004        1.198           1.301               1,246,041
                                                               2003        0.920           1.198               1,357,363

   Large Cap Growth Fund -- Class I (7/02)...................  2004        1.137           1.124                 152,928
                                                               2003        0.799           1.137                  29,944

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                   SEPARATE ACCOUNT CHARGES 1.60% (CONTINUED)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
   Small Cap Growth Fund -- Class I (5/00)...................  2004        0.849           0.962               1,656,152
                                                               2003        0.579           0.849               1,407,085

   Strategic Bond Fund -- Class I (5/98).....................  2004        1.365           1.432               1,787,651
                                                               2003        1.225           1.365               2,044,701

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (8/03).............  2004        1.130           1.221                  42,895
                                                               2003        1.000           1.130                  20,975

Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (8/03)...........................................   2004        1.212           1.406                 189,607
                                                               2003        1.000           1.212                  18,945

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................   2004        1.661           1.796               2,862,543
                                                               2003        1.287           1.661               2,428,341

   Large Cap Portfolio (12/96)..............................   2004        1.358           1.424               2,272,925
                                                               2003        1.107           1.358               2,003,732

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......  2004        1.011           1.035                 166,027
                                                               2003        1.000           1.011                  71,751

   Emerging Markets Equity Portfolio, Class I (5/98)........   2004        1.081           1.310                 535,835
                                                               2003        0.734           1.081                 357,094

   Equity and Income Portfolio -- Class II (5/03)............  2004        1.160           1.273                 382,339
                                                               2003        1.000           1.160                 126,584

   Equity Growth Portfolio, Class I (5/00)..................   2004        0.600           0.636               1,920,269
                                                               2003        0.488           0.600               1,958,864

   Global Franchise Portfolio -- Class II Shares (5/03)......  2004        1.223           1.357                 240,003
                                                               2003        1.000           1.223                  14,282

   Global Value Equity Portfolio, Class I (5/98)............   2004        1.062           1.187               1,394,304
                                                               2003        0.837           1.062               1,309,084


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
   Mid Cap Growth Portfolio, Class I (5/00).................   2004        0.566           0.678               1,508,009
                                                               2003        0.406           0.566               1,581,703

   Mid Cap Value Portfolio, Class I (5/98)..................   2004        1.268           1.430               2,158,061
                                                               2003        0.911           1.268               2,146,023

   Small Company Growth Portfolio -- Class II (5/03).........  2004        1.359           1.591                  17,454
                                                               2003        1.000           1.359                   8,563

   U.S. Real Estate Portfolio, Class I (5/98)...............   2004        1.562           2.097               1,026,878
                                                               2003        1.154           1.562                 950,009

   Value Portfolio, Class I (5/98)..........................   2004        1.069           1.239               1,967,470
                                                               2003        0.810           1.069               1,993,563

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (10/00)...............   2004        0.560           0.587                 110,868
                                                               2003        0.440           0.560                  90,841

   MFS Total Return Portfolio (1/97)........................   2004        1.597           1.752                 977,824
                                                               2003        1.392           1.597               1,004,603

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............  2004        1.043           1.206               7,975,332
                                                               2003        0.811           1.043               7,388,884

   Emerging Growth Portfolio -- Class II Shares (12/00)......  2004        0.550           0.578               3,291,086
                                                               2003        0.440           0.550               3,887,086

   Enterprise Portfolio -- Class II Shares (12/00)...........  2004        0.668           0.682               1,379,986
                                                               2003        0.540           0.668               1,356,878

   Government Portfolio -- Class II Shares (1/01)............  2004        1.132           1.158               3,070,247
                                                               2003        1.134           1.132               3,821,441

   Growth and Income Portfolio -- Class II Shares (12/00)....  2004        1.010           1.135               6,093,809
                                                               2003        0.804           1.010               5,580,363

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
   Money Market Portfolio -- Class II Shares (1/01)..........  2004        1.001           0.990               3,273,695
                                                               2003        1.014           1.001               3,295,551

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (5/00)...........2004        0.892           1.011               3,647,076
                                                               2003        0.707           0.892               2,833,494

Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (1/01)...............  2004        1.202           1.475               1,257,903
                                                               2003        0.883           1.202               1,033,765




                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.25%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (7/02)....................................   2004        1.000           1.055                      --

Morgan Stanley Variable Investment Series
   The Dividend Growth Portfolio -- Class Y (9/03)...........  2004        1.000           1.060                      --

   The Equity Portfolio -- Class Y (10/03)...................  2004        1.000           1.084                      --

   The S&P 500 Index Portfolio -- Class Y (9/03).............  2004        1.000           1.071                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (5/98)............................  2004        1.000           1.058                      --

   High Yield Bond Fund -- Class I (5/98)....................  2004        1.000           1.104                  91,961

   Investors Fund -- Class I (4/98)..........................  2004        1.000           1.080                      --

   Large Cap Growth Fund -- Class I (7/02)...................  2004        1.000           0.991                      --

   Small Cap Growth Fund -- Class I (5/00)...................  2004        1.000           1.167                      --

   Strategic Bond Fund --Class I (5/98)......................  2004        1.000           1.070                   1,876

Scudder Variable Series I
   Growth and Income Portfolio -- Class B (8/03).............  2004        1.000           1.066                      --

Scudder Variable Series II
   Scudder International Select Equity Portfolio --
   Class B (8/03)...........................................   2004        1.000           1.167                 146,030

The Travelers Series Trust
   Equity Income Portfolio (12/96)..........................   2004        1.000           1.103                      --

   Large Cap Portfolio (12/96)..............................   2004        1.000           1.049                      --

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio -- Class II (5/03).......  2004        1.000           1.033                      --

   Emerging Markets Equity Portfolio, Class I (5/98)........   2004        1.000           1.320                 133,365


                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                   SEPARATE ACCOUNT CHARGES 2.25% (CONTINUED)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
   Equity and Income Portfolio -- Class II (5/03)............  2004        1.000           1.092                   1,884

   Equity Growth Portfolio, Class I (5/00)..................   2004        1.000           1.050                      --

   Global Franchise Portfolio -- Class II Shares (5/03)......  2004        1.000           1.079                 158,294

   Global Value Equity Portfolio, Class I (5/98)............   2004        1.000           1.094                      --

   Mid Cap Growth Portfolio, Class I (5/00).................   2004        1.000           1.141                      --

   Mid Cap Value Portfolio, Class I (5/98)..................   2004        1.000           1.127                      --

   Small Company Growth Portfolio -- Class II (5/03).........  2004        1.000           1.134                      --

   U.S. Real Estate Portfolio, Class I (5/98)...............   2004        1.000           1.311                      --

   Value Portfolio, Class I (5/98)..........................   2004        1.000           1.138                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (10/00)...............   2004        1.000           1.055                      --

   MFS Total Return Portfolio (1/97)........................   2004        1.000           1.096                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (12/00).............  2004        1.000           1.132                 149,754

   Emerging Growth Portfolio -- Class II Shares (12/00)......  2004        1.000           1.058                   1,936

   Enterprise Portfolio -- Class II Shares (12/00)...........  2004        1.000           1.038                      --

   Government Portfolio -- Class II Shares (1/01)............  2004        1.000           1.037                  96,609

   Growth and Income Portfolio -- Class II Shares (12/00)....  2004        1.000           1.113                 150,600

   Money Market Portfolio Class II Shares (1/01).............  2004        1.000           0.992                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (5/00).........  2004        1.000           1.108                      --



                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                   SEPARATE ACCOUNT CHARGES 2.25% (CONTINUED)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- -------------------
Variable Insurance Products Fund III
   Mid Cap Portfolio -- Service Class 2 (1/01)...............  2004        1.000           1.228                      --


                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT

 (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                    ISSUE.)

If after the first Contract Year and before the Maturity Date, you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

    (a) is Medicare approved as a provider of skilled nursing care services; and

    (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

    (a) is licensed as a nursing care facility by the state in which it is licensed;

    (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

    (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

    (d) provides, as a primary function, nursing care and room and board; and charges for these services;

    (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

    (f) may provide care by a licenses physical, respiratory, occupational or speech therapist; and

    (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

    (a) mental, nervous, emotional or personality, disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

    (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

    (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

    (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

    (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licenses physician, or the involuntary taking of drugs.

FILING A CLAIM. You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                               The Insurance Company
                               Principal Underwriter
                               Distribution and Principal Underwriting Agreement Valuation of Assets
                               Federal Tax Considerations
                               Independent Accountants
                               Condensed Financial Information
                               Financial Statements


--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 2, 2005 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-21249BS, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-21250S.

Name:
             -------------------------------------------------------------------
Address:
             -------------------------------------------------------------------

             -------------------------------------------------------------------

L-19953                                                              May 2, 2005

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                               PREMIER ADVISERS II
                              PREMIER ADVISERS III

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                   MAY 2, 2005

                                       FOR

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                    ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 2, 2005. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

THE INSURANCE COMPANY ...................................................     2
PRINCIPAL UNDERWRITER ...................................................     2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT........................     2
VALUATION OF ASSETS .....................................................     3
FEDERAL TAX CONSIDERATIONS ..............................................     4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................     7
CONDENSED FINANCIAL INFORMATION .........................................     8
FINANCIAL STATEMENTS ....................................................   F-1

                              THE INSURANCE COMPANY

The Travelers Life and Annuity Company (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states (except New York) and the District of Columbia and Puerto Rico. The Company's Home Office is located at One Cityplace Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate and Investment Bank, Global Investment Management and Private Banking, and Investment Activities segments.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, Inc. The proposed sale would include the following insurance companies that issue the variable annuity or variable life insurance contract described in your prospectus:

    o   The Travelers Insurance Company ("TIC")

    o   The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity or variable life insurance contract, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity or variable life insurance contract owners.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. The Travelers Fund ABD II for Variable Annuities ("Fund ABD II") meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund ABD II are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of Fund ABD II, and the Commissioner has adopted no regulations under the Section that affect Fund ABD II.

                              PRINCIPAL UNDERWRITER

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Fund ABD II and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is affiliated with the Company and Fund ABD II.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

     --------- ---------------------------- ---------------------------
                 UNDERWRITING COMMISSIONS           AMOUNT OF
                      PAID TO TDLLC          UNDERWRITING COMMISSIONS
     YEAR            BY THE COMPANY             RETAINED BY TDLLC
     --------- ---------------------------- ---------------------------
     2004               $125,706                       $0
     --------- ---------------------------- ---------------------------
     2003               $121,903                       $0
     --------- ---------------------------- ---------------------------
     2002               $103,960                       $0
     --------- ---------------------------- ---------------------------


                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

    (a) = investment income plus capital gains and losses (whether realized or unrealized);

    (b) = any deduction for applicable taxes (presently zero); and

    (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Funding Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit Value applicable to each Funding Option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

    (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

    (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

    (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

    (d) the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.  OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3.  PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, included herein, and the financial statements of The Travelers Separate Account Fund ABD II for Variable Annuities as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, also included herein, have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm , appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Life and Annuity Company refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for goodwill and intangible assets in 2002.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                               PREMIER ADVISERS II
                         SEPARATE ACCOUNT CHARGES 1.70%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Janus Aspen Series
   Balanced Portfolio - Service Shares (5/01)                  2004        1.096           1.167               1,072,488
                                                               2003        0.980           1.096               1,075,044
                                                               2002        1.068           0.980                 809,899
                                                               2001        1.000           1.068                 152,780

   Capital Appreciation Portfolio - Service Shares (5/01)      2004        1.110           1.287                 130,317
                                                               2003        0.939           1.110                 128,887
                                                               2002        1.136           0.939                  86,364
                                                               2001        1.000           1.136                  11,435

   Mid Cap Value Portfolio - Service Shares (4/03)             2004        1.341           1.553                 220,092
                                                               2003        1.000           1.341                 206,555

   Worldwide Growth Portfolio - Service Shares (5/01)          2004        1.037           1.066                 600,378
                                                               2003        0.853           1.037                 602,960
                                                               2002        1.168           0.853                 591,272
                                                               2001        1.000           1.168                 168,839

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (10/98)                              2004        1.136           1.210               1,697,566
                                                               2003        0.831           1.136               1,796,219
                                                               2002        1.128           0.831               1,742,161
                                                               2001        1.000           1.128                 143,861

   High Yield Bond Fund - Class I (8/98)                       2004        1.337           1.460                 562,376
                                                               2003        1.095           1.337                 538,014
                                                               2002        1.038           1.095                 236,279
                                                               2001        1.000           1.038                   9,149

   Investors Fund - Class I (6/98)                             2004        1.116           1.211                 844,833
                                                               2003        0.858           1.116                 894,325
                                                               2002        1.134           0.858                 616,765
                                                               2001        1.000           1.134                 109,011


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Small Cap Growth Fund - Class I (5/01)                      2004        1.180           1.336                 796,943
                                                               2003        0.806           1.180                 881,934
                                                               2002        1.256           0.806                 715,467
                                                               2001        1.000           1.256                  55,704

   Strategic Bond Fund - Class I (8/98)                        2004        1.208           1.267               1,569,904
                                                               2003        1.085           1.208               1,656,199
                                                               2002        1.014           1.085               1,209,808
                                                               2001        1.000           1.014                  48,061

The Travelers Series Trust
   Equity Income Portfolio (12/96)                             2004        1.233           1.333                 853,601
                                                               2003        0.956           1.233                 894,867
                                                               2002        1.130           0.956                 487,729
                                                               2001        1.000           1.130                  17,969

   Large Cap Portfolio (12/96)                                 2004        1.059           1.109                 784,188
                                                               2003        0.864           1.059                 755,691
                                                               2002        1.138           0.864                 600,702
                                                               2001        1.000           1.138                  54,837

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (5/03)          2004        1.010           1.033                 132,843
                                                               2003        1.000           1.010                 171,717

   Emerging Markets Equity Portfolio, Class I (11/98)          2004        1.676           2.029                 186,954
                                                               2003        1.139           1.676                 163,051
                                                               2002        1.272           1.139                 109,283
                                                               2001        1.000           1.272                  59,028

   Equity and Income Portfolio - Class II (5/03)               2004        1.159           1.271                 316,178
                                                               2003        1.000           1.159                 173,186

   Equity Growth Portfolio, Class I (5/01)                     2004        1.017           1.077                 666,757
                                                               2003        0.828           1.017                 582,510
                                                               2002        1.167           0.828                 417,465
                                                               2001        1.000           1.167                  62,420

   Global Franchise Portfolio - Class II Shares (5/03)         2004        1.222           1.355                 198,455
                                                               2003        1.000           1.222                  59,871


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Global Value Equity Portfolio, Class I (6/98)               2004        1.141           1.273                 919,823
                                                               2003        0.900           1.141                 858,561
                                                               2002        1.101           0.900                 455,356
                                                               2001        1.000           1.101                  15,818

   Mid Cap Growth Portfolio, Class I (6/98)                    2004        1.114           1.332                 833,510
                                                               2003        0.799           1.114                 879,434
                                                               2002        1.181           0.799                 677,256
                                                               2001        1.000           1.181                  61,096

   Mid Cap Value Portfolio, Class I (5/01)                     2004        1.195           1.346               1,278,211
                                                               2003        0.859           1.195               1,391,760
                                                               2002        1.214           0.859               1,266,236
                                                               2001        1.000           1.214                 161,693

   Small Company Growth Portfolio - Class II (5/03)            2004        1.358           1.589                  34,127
                                                               2003        1.000           1.358                   3,056

   Technology Portfolio, Class I (5/01)                        2004        0.984           0.951                 171,273
                                                               2003        0.677           0.984                 187,988
                                                               2002        1.350           0.677                 112,689
                                                               2001        1.000           1.350                  43,066

   U.S. Real Estate Portfolio, Class I (10/98)                 2004        1.454           1.950                 685,636
                                                               2003        1.076           1.454                 782,992
                                                               2002        1.103           1.076                 663,535
                                                               2001        1.000           1.103                 122,590

   Value Portfolio, Class I (7/98)                             2004        1.165           1.350                 857,705
                                                               2003        0.884           1.165                 899,777
                                                               2002        1.155           0.884                 576,037
                                                               2001        1.000           1.155                  55,735

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (12/00)                2004        1.115           1.287               5,769,222
                                                               2003        0.867           1.115               6,039,001
                                                               2002        1.094           0.867               5,379,915
                                                               2001        1.000           1.094                 662,240


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Emerging Growth Portfolio - Class II Shares (12/00)         2004        0.938           0.984               1,095,217
                                                               2003        0.751           0.938               1,128,402
                                                               2002        1.134           0.751                 744,973
                                                               2001        1.000           1.134                 309,755

   Enterprise Portfolio - Class II Shares (12/00)              2004        1.017           1.038                 294,200
                                                               2003        0.823           1.017                 292,653
                                                               2002        1.189           0.823                 179,085
                                                               2001        1.000           1.189                  63,275

   Government Portfolio - Class II Shares (12/00)              2004        1.070           1.093               2,060,622
                                                               2003        1.072           1.070               2,496,203
                                                               2002        0.998           1.072               2,352,953
                                                               2001        1.000           0.998                  99,931

   Growth and Income Portfolio - Class II Shares (12/00)       2004        1.174           1.317               2,665,762
                                                               2003        0.935           1.174               2,729,498
                                                               2002        1.116           0.935               1,909,872
                                                               2001        1.000           1.116                  98,817

   Money Market Portfolio - Class II Shares (12/00)            2004        0.979           0.968                 960,752
                                                               2003        0.993           0.979               1,003,147
                                                               2002        1.000           0.993               1,176,228
                                                               2001        1.000           1.000                  25,581

Variable Insurance Products Fund II

   Contrafund(R) Portfolio - Service Class 2 (5/00)            2004        1.254           1.419                 746,912
                                                               2003        0.995           1.254                 694,252
                                                               2002        1.119           0.995                 504,273
                                                               2001        1.000           1.119                  47,986

Variable Insurance Products Fund III

   Mid Cap Portfolio - Service Class 2 (5/01)                  2004        1.352           1.657                 372,902
                                                               2003        0.994           1.352                 358,122
                                                               2002        1.124           0.994                 181,762
                                                               2001        1.000           1.124                  42,495

                               PREMIER ADVISERS II
                         SEPARATE ACCOUNT CHARGES 1.90%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Janus Aspen Series

   Balanced Portfolio - Service Shares (5/01)                  2004        1.139           1.210               1,227,819
                                                               2003        1.000           1.139               1,205,337

   Capital Appreciation Portfolio - Service Shares (5/01)      2004        1.220           1.412                 599,358
                                                               2003        1.000           1.220                 567,844

   Mid Cap Value Portfolio - Service Shares (4/03)             2004        1.339           1.547                 316,376
                                                               2003        1.000           1.339                 254,834

   Worldwide Growth Portfolio - Service Shares (5/01)          2004        1.287           1.320                 433,673
                                                               2003        1.000           1.287                 401,879

Salomon Brothers Variable Series Funds Inc.

   All Cap Fund - Class I (10/98)                              2004        1.405           1.493                 804,820
                                                               2003        1.000           1.405                 777,219

   High Yield Bond Fund - Class I (8/98)                       2004        1.201           1.309               1,375,672
                                                               2003        1.000           1.201               1,430,343

   Investors Fund - Class I (6/98)                             2004        1.345           1.456                 326,279
                                                               2003        1.000           1.345                 231,388

   Small Cap Growth Fund - Class I (5/01)                      2004        1.554           1.755                 999,526
                                                               2003        1.000           1.554                 888,216

   Strategic Bond Fund - Class I (8/98)                        2004        1.100           1.151               3,056,349
                                                               2003        1.000           1.100               2,771,807

The Travelers Series Trust

   Equity Income Portfolio (12/96)                             2004        1.354           1.460               1,608,698
                                                               2003        1.000           1.354               1,283,216

   Large Cap Portfolio (12/96)                                 2004        1.260           1.316               1,357,487
                                                               2003        1.000           1.260                 904,975

The Universal Institutional Funds, Inc.

   Core Plus Fixed Income Portfolio - Class II (5/03)          2004        1.009           1.030               1,255,256
                                                               2003        1.000           1.009                 968,850


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Emerging Markets Equity Portfolio, Class I (11/98)          2004        1.497           1.809                 603,172
                                                               2003        1.000           1.497                 517,700

   Equity and Income Portfolio - Class II (5/03)               2004        1.158           1.267               1,813,706
                                                               2003        1.000           1.158               1,380,846

   Equity Growth Portfolio, Class I (5/01)                     2004        1.261           1.333                 573,936
                                                               2003        1.000           1.261                 535,658

   Global Franchise Portfolio - Class II Shares (5/03)         2004        1.220           1.350               1,614,946
                                                               2003        1.000           1.220               1,051,490

   Global Value Equity Portfolio, Class I (6/98)               2004        1.357           1.512                 927,986
                                                               2003        1.000           1.357                 856,031

   Mid Cap Growth Portfolio, Class I (6/98)                    2004        1.418           1.692                 623,720
                                                               2003        1.000           1.418                 585,116

   Mid Cap Value Portfolio, Class I (5/01)                     2004        1.456           1.637                 868,732
                                                               2003        1.000           1.456                 746,274

   Small Company Growth Portfolio - Class II (5/03)            2004        1.357           1.583                 335,285
                                                               2003        1.000           1.357                 300,999

   Technology Portfolio, Class I (5/01)                        2004        1.414           1.364                 501,032
                                                               2003        1.000           1.414                 381,886

   U.S. Real Estate Portfolio, Class I (10/98)                 2004        1.398           1.872                 977,205
                                                               2003        1.000           1.398                 918,641

   Value Portfolio, Class I (7/98)                             2004        1.378           1.593                 574,078
                                                               2003        1.000           1.378                 425,104

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (12/00)                2004        1.332           1.535               5,095,744
                                                               2003        1.000           1.332               4,440,246

   Emerging Growth Portfolio - Class II Shares (12/00)         2004        1.255           1.315                 983,722
                                                               2003        1.000           1.255               1,003,054


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Enterprise Portfolio - Class II Shares (12/00)              2004        1.269           1.293                 505,433
                                                               2003        1.000           1.269                 436,887

   Government Portfolio - Class II Shares (12/00)              2004        0.995           1.015               2,130,155
                                                               2003        1.000           0.995               2,142,715

   Growth and Income Portfolio - Class II Shares (12/00)       2004        1.312           1.469               3,486,984
                                                               2003        1.000           1.312               3,176,548

   Money Market Portfolio - Class II Shares (12/00)            2004        0.986           0.973               1,134,225
                                                               2003        1.000           0.986               1,712,557

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/00)            2004        1.315           1.485               3,143,308
                                                               2003        1.000           1.315               2,524,212

Variable Insurance Products Fund III
   Mid Cap Portfolio - Service Class 2 (5/01)                  2004        1.414           1.729               1,322,837
                                                               2003        1.000           1.414                 993,130


                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                              PREMIER ADVISERS III
                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -

   Class I Shares (7/02)                                       2004        1.141           1.223                  22,952
                                                               2003        1.000           1.141                  22,952

Morgan Stanley Variable Investment Series
   The Dividend Growth Portfolio - Class Y (9/03)              2004        1.095           1.164                   6,630
                                                               2003        1.000           1.095                   6,630

   The Equity Portfolio - Class Y (10/03)                      2004        1.080           1.176                       -
                                                               2003        1.000           1.080                       -

   The S&P 500 Index Portfolio - Class Y (9/03)                2004        1.093           1.185                       -
                                                               2003        1.000           1.093                       -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (5/98)                               2004        1.174           1.250                       0
                                                               2003        1.000           1.174                 155,717

   High Yield Bond Fund - Class I (5/98)                       2004        1.070           1.168                   6,237
                                                               2003        1.000           1.070                  14,910

   Investors Fund - Class I (4/98)                             2004        1.140           1.237                   6,412
                                                               2003        1.000           1.140                       -

   Large Cap Growth Fund - Class I (7/02)                      2004        1.181           1.166                  34,248
                                                               2003        1.000           1.181                       -

   Small Cap Growth Fund - Class I (5/00)                      2004        1.268           1.434                  26,268
                                                               2003        1.000           1.268                   1,550

   Strategic Bond Fund - Class I (5/98)                        2004        1.017           1.065                 119,892
                                                               2003        1.000           1.017                  26,044


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2004        1.129           1.218                   6,063
                                                               2003        1.000           1.129                       -

Scudder Variable Series II
   Scudder International Select Equity Portfolio -

   Class B (8/03)                                              2004        1.211           1.402                  84,970
                                                               2003        1.000           1.211                  38,075

The Travelers Series Trust
   Equity Income Portfolio (12/96)                             2004        1.140           1.231                  70,997
                                                               2003        1.000           1.140                  24,434

   Large Cap Portfolio (12/96)                                 2004        1.129           1.182                   4,911
                                                               2003        1.000           1.129                       -

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (5/03)          2004        1.002           1.025                  13,082
                                                               2003        1.000           1.002                       -

   Emerging Markets Equity Portfolio, Class I (5/98)           2004        1.358           1.644                  45,102
                                                               2003        1.000           1.358                  37,791

   Equity and Income Portfolio - Class II (5/03)               2004        1.098           1.204                  10,289
                                                               2003        1.000           1.098                  17,679

   Equity Growth Portfolio, Class I (5/00)                     2004        1.117           1.183                  50,353
                                                               2003        1.000           1.117                   6,653

   Global Franchise Portfolio - Class II Shares (5/03)         2004        1.163           1.289                 103,513
                                                               2003        1.000           1.163                  15,669

   Global Value Equity Portfolio, Class I (5/98)               2004        1.198           1.337                  55,386
                                                               2003        1.000           1.198                       -

   Mid Cap Growth Portfolio, Class I (5/00)                    2004        1.200           1.434                  12,609
                                                               2003        1.000           1.200                       -

   Mid Cap Value Portfolio, Class I (5/98)                     2004        1.211           1.363                 100,928
                                                               2003        1.000           1.211                 131,573


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Small Company Growth Portfolio - Class II (5/03)            2004        1.230           1.438                  85,717
                                                               2003        1.000           1.230                  19,810

   U.S. Real Estate Portfolio, Class I (5/98)                  2004        1.185           1.588                  80,967
                                                               2003        1.000           1.185                  73,802

   Value Portfolio, Class I (5/98)                             2004        1.175           1.360                  72,232
                                                               2003        1.000           1.175                  62,790

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (10/00)                  2004        1.157           1.211                  22,654
                                                               2003        1.000           1.157                  22,654

   MFS Total Return Portfolio (1/97)                           2004        1.070           1.172                  15,210
                                                               2003        1.000           1.070                   9,649

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (12/00)                2004        1.153           1.331                 219,054
                                                               2003        1.000           1.153                  58,665

   Emerging Growth Portfolio - Class II Shares (12/00)         2004        1.112           1.167                  82,655
                                                               2003        1.000           1.112                  37,889

   Enterprise Portfolio - Class II Shares (12/00)              2004        1.127           1.149                   7,144
                                                               2003        1.000           1.127                       -

   Government Portfolio - Class II Shares (1/01)               2004        0.981           1.002                  24,017
                                                               2003        1.000           0.981                  13,690

   Growth and Income Portfolio - Class II Shares (12/00)       2004        1.148           1.287                 122,688
                                                               2003        1.000           1.148                 259,400

   Money Market Portfolio - Class II Shares (1/01)             2004        0.991           0.980                 887,002
                                                               2003        1.000           0.991                  79,854

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/00)            2004        1.173           1.328                 114,338
                                                               2003        1.000           1.173                  46,106

Variable Insurance Products Fund III
   Mid Cap Portfolio - Service Class 2 (1/01)                  2004        1.260           1.543                  95,050
                                                               2003        1.000           1.260                  21,678

                              PREMIER ADVISERS III
                         SEPARATE ACCOUNT CHARGES 2.00%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -

   Class I Shares (7/02)                                       2004        1.395           1.492                 550,643
                                                               2003        1.000           1.395                  93,308

Morgan Stanley Variable Investment Series
   The Dividend Growth Portfolio - Class Y (9/03)              2004        1.094           1.160                 303,852
                                                               2003        1.000           1.094                  58,129

   The Equity Portfolio - Class Y (10/03)                      2004        1.079           1.173                 118,728
                                                               2003        1.000           1.079                       -

   The S&P 500 Index Portfolio - Class Y (9/03)                2004        1.093           1.181               2,521,106
                                                               2003        1.000           1.093                 162,582

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (5/98)                               2004        1.404           1.491               1,069,599
                                                               2003        1.000           1.404                 302,948

   High Yield Bond Fund - Class I (5/98)                       2004        1.200           1.307               1,070,382
                                                               2003        1.000           1.200                 426,616

   Investors Fund - Class I (4/98)                             2004        1.344           1.454                 139,795
                                                               2003        1.000           1.344                  50,612

   Large Cap Growth Fund - Class I (7/02)                      2004        1.436           1.415                 620,074
                                                               2003        1.000           1.436                 127,068

   Small Cap Growth Fund - Class I (5/00)                      2004        1.552           1.752               1,048,840
                                                               2003        1.000           1.552                 375,083

   Strategic Bond Fund - Class I (5/98)                        2004        1.099           1.149               2,251,016
                                                               2003        1.000           1.099                 679,999

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2004        1.127           1.213                 317,922
                                                               2003        1.000           1.127                 175,180


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Scudder Variable Series II
   Scudder International Select Equity Portfolio -

   Class B (8/03)                                              2004        1.209           1.397               1,066,566
                                                               2003        1.000           1.209                 309,988

The Travelers Series Trust
   Equity Income Portfolio (12/96)                             2004        1.353           1.457               2,580,531
                                                               2003        1.000           1.353                 558,535

   Large Cap Portfolio (12/96)                                 2004        1.259           1.314               2,380,119
                                                               2003        1.000           1.259                 323,338

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (5/03)          2004        1.008           1.028               1,585,469
                                                               2003        1.000           1.008                 463,200

   Emerging Markets Equity Portfolio, Class I (5/98)           2004        1.496           1.805                 595,893
                                                               2003        1.000           1.496                 184,965

   Equity and Income Portfolio - Class II (5/03)               2004        1.157           1.264               3,262,727
                                                               2003        1.000           1.157                 964,133

   Equity Growth Portfolio, Class I (5/00)                     2004        1.260           1.331                 408,036
                                                               2003        1.000           1.260                 220,041

   Global Franchise Portfolio - Class II Shares (5/03)         2004        1.219           1.348               2,472,511
                                                               2003        1.000           1.219                 647,133

   Global Value Equity Portfolio, Class I (5/98)               2004        1.356           1.509                 620,077
                                                               2003        1.000           1.356                 193,968

   Mid Cap Growth Portfolio, Class I (5/00)                    2004        1.417           1.689                 231,414
                                                               2003        1.000           1.417                  78,895

   Mid Cap Value Portfolio, Class I (5/98)                     2004        1.455           1.634                 749,038
                                                               2003        1.000           1.455                 358,028

   Small Company Growth Portfolio - Class II (5/03)            2004        1.356           1.581                 587,371
                                                               2003        1.000           1.356                 286,572


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   U.S. Real Estate Portfolio, Class I (5/98)                  2004        1.397           1.868               1,118,545
                                                               2003        1.000           1.397                 172,227

   Value Portfolio, Class I (5/98)                             2004        1.377           1.590                 361,359
                                                               2003        1.000           1.377                 162,458

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (10/00)                  2004        1.301           1.358                 304,909
                                                               2003        1.000           1.301                 124,561

   MFS Total Return Portfolio (1/97)                           2004        1.173           1.282               2,921,886
                                                               2003        1.000           1.173                 915,961

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (12/00)                2004        1.331           1.532               5,757,553
                                                               2003        1.000           1.331               1,782,886

   Emerging Growth Portfolio - Class II Shares (12/00)         2004        1.254           1.312               1,549,318
                                                               2003        1.000           1.254                 778,759

   Enterprise Portfolio - Class II Shares (12/00)              2004        1.268           1.290                 175,774
                                                               2003        1.000           1.268                  51,686

   Government Portfolio - Class II Shares (1/01)               2004        0.994           1.013                 800,726
                                                               2003        1.000           0.994                 389,960

   Growth and Income Portfolio - Class II Shares (12/00)       2004        1.310           1.466               3,692,601
                                                               2003        1.000           1.310                 757,478

   Money Market Portfolio - Class II Shares (1/01)             2004        0.985           0.971                 837,113
                                                               2003        1.000           0.985               1,196,526

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/00)            2004        1.313           1.483               4,207,707
                                                               2003        1.000           1.313               1,122,355

Variable Insurance Products Fund III
   Mid Cap Portfolio - Service Class 2 (1/01)                  2004        1.412           1.726               2,194,458
                                                               2003        1.000           1.412                 543,271

                              PREMIER ADVISERS III
                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -

   Class I Shares (7/02)                                       2004        1.394           1.489                       -
                                                               2003        1.000           1.394                       -

Morgan Stanley Variable Investment Series
   The Dividend Growth Portfolio - Class Y (9/03)              2004        1.094           1.159                       -
                                                               2003        0.990           1.094                       -

   The Equity Portfolio - Class Y (10/03)                      2004        1.079           1.171                       -
                                                               2003        1.053           1.079                       -

   The S&P 500 Index Portfolio - Class Y (9/03)                2004        1.092           1.180                       -
                                                               2003        0.992           1.092                       -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (5/98)                               2004        1.403           1.488                 276,460
                                                               2003        1.000           1.403                 139,676

   High Yield Bond Fund - Class I (5/98)                       2004        1.199           1.304                 133,699
                                                               2003        1.000           1.199                 141,838

   Investors Fund - Class I (4/98)                             2004        1.342           1.451                 148,518
                                                               2003        1.000           1.342                  90,649

   Large Cap Growth Fund - Class I (7/02)                      2004        1.435           1.412                       -
                                                               2003        1.000           1.435                       -

   Small Cap Growth Fund - Class I (5/00)                      2004        1.551           1.748                 374,589
                                                               2003        1.000           1.551                 361,629

   Strategic Bond Fund - Class I (5/98)                        2004        1.098           1.147                 771,504
                                                               2003        1.000           1.098                 542,774

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2004        1.127           1.211                       -
                                                               2003        1.018           1.127                       -


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Scudder Variable Series II
   Scudder International Select Equity Portfolio -

   Class B (8/03)                                              2004        1.209           1.395                   3,054
                                                               2003        1.039           1.209                       -

The Travelers Series Trust
   Equity Income Portfolio (12/96)                             2004        1.352           1.454                 404,333
                                                               2003        1.000           1.352                 341,627

   Large Cap Portfolio (12/96)                                 2004        1.257           1.312                 204,152
                                                               2003        1.000           1.257                 188,176

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (5/03)          2004        1.007           1.027                 393,832
                                                               2003        1.002           1.007                 251,073

   Emerging Markets Equity Portfolio, Class I (5/98)           2004        1.495           1.802                 112,031
                                                               2003        1.000           1.495                  82,940

   Equity and Income Portfolio - Class II (5/03)               2004        1.156           1.262                 620,129
                                                               2003        1.010           1.156                 522,610

   Equity Growth Portfolio, Class I (5/00)                     2004        1.259           1.328                 611,481
                                                               2003        1.000           1.259                 549,080

   Global Franchise Portfolio - Class II Shares (5/03)         2004        1.219           1.346                 620,944
                                                               2003        1.005           1.219                 367,366

   Global Value Equity Portfolio, Class I (5/98)               2004        1.355           1.506                 281,065
                                                               2003        1.000           1.355                 218,929

   Mid Cap Growth Portfolio, Class I (5/00)                    2004        1.416           1.686                 189,390
                                                               2003        1.000           1.416                 152,748

   Mid Cap Value Portfolio, Class I (5/98)                     2004        1.453           1.631                 399,038
                                                               2003        1.000           1.453                 289,610

   Small Company Growth Portfolio - Class II (5/03)            2004        1.355           1.578                 212,853
                                                               2003        1.031           1.355                 126,141


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   U.S. Real Estate Portfolio, Class I (5/98)                  2004        1.396           1.865                 427,322
                                                               2003        1.000           1.396                 368,027

   Value Portfolio, Class I (5/98)                             2004        1.376           1.587                 200,249
                                                               2003        1.000           1.376                 124,186

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (10/00)                  2004        1.300           1.356                       -
                                                               2003        1.000           1.300                       -

   MFS Total Return Portfolio (1/97)                           2004        1.172           1.280                   7,397
                                                               2003        1.000           1.172                       -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (12/00)                2004        1.330           1.529               1,802,010
                                                               2003        1.000           1.330               1,277,170

   Emerging Growth Portfolio - Class II Shares (12/00)         2004        1.253           1.310                 473,495
                                                               2003        1.000           1.253                 435,769

   Enterprise Portfolio - Class II Shares (12/00)              2004        1.267           1.288                 178,575
                                                               2003        1.000           1.267                 176,857

   Government Portfolio - Class II Shares (1/01)               2004        0.994           1.011                 438,443
                                                               2003        1.000           0.994               1,057,056

   Growth and Income Portfolio - Class II Shares (12/00)       2004        1.309           1.463               1,604,496
                                                               2003        1.000           1.309               1,359,723

   Money Market Portfolio - Class II Shares (1/01)             2004        0.984           0.969               1,119,363
                                                               2003        1.000           0.984                 978,757

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/00)            2004        1.312           1.480                 948,829
                                                               2003        1.000           1.312                 735,053

Variable Insurance Products Fund III
   Mid Cap Portfolio - Service Class 2 (1/01)                  2004        1.411           1.723                 389,025
                                                               2003        1.000           1.411                 254,232

                              PREMIER ADVISERS III
                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -

   Class I Shares (7/02)                                       2004        1.138           1.215                 331,571
                                                               2003        1.000           1.138                  65,759

Morgan Stanley Variable Investment Series
   The Dividend Growth Portfolio - Class Y (9/03)              2004        1.093           1.158                 153,491
                                                               2003        1.000           1.093                  79,093

   The Equity Portfolio - Class Y (10/03)                      2004        1.079           1.170                  14,350
                                                               2003        1.000           1.079                  14,351

   The S&P 500 Index Portfolio - Class Y (9/03)                2004        1.092           1.179                 359,081
                                                               2003        1.000           1.092                  65,035

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (5/98)                               2004        1.172           1.242                 947,136
                                                               2003        1.000           1.172                 196,783

   High Yield Bond Fund - Class I (5/98)                       2004        1.068           1.161                 246,576
                                                               2003        1.000           1.068                 117,647

   Investors Fund - Class I (4/98)                             2004        1.138           1.229                  61,631
                                                               2003        1.000           1.138                   5,728

   Large Cap Growth Fund - Class I (7/02)                      2004        1.178           1.159                 266,681
                                                               2003        1.000           1.178                 101,714

   Small Cap Growth Fund - Class I (5/00)                      2004        1.265           1.425                 702,249
                                                               2003        1.000           1.265                 124,607

   Strategic Bond Fund - Class I (5/98)                        2004        1.014           1.059                 545,540
                                                               2003        1.000           1.014                 307,881

Scudder Variable Series I
   Growth and Income Portfolio - Class B (8/03)                2004        1.126           1.210                  92,721
                                                               2003        1.000           1.126                  32,054


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Scudder Variable Series II
   Scudder International Select Equity Portfolio -

   Class B (8/03)                                              2004        1.208           1.394                 801,921
                                                               2003        1.000           1.208                 157,420

The Travelers Series Trust
   Equity Income Portfolio (12/96)                             2004        1.137           1.223                 492,397
                                                               2003        1.000           1.137                  98,114

   Large Cap Portfolio (12/96)                                 2004        1.127           1.175                 618,904
                                                               2003        1.000           1.127                 223,600

The Universal Institutional Funds, Inc.
   Core Plus Fixed Income Portfolio - Class II (5/03)          2004        1.000           1.018                 296,248
                                                               2003        1.000           1.000                 113,365

   Emerging Markets Equity Portfolio, Class I (5/98)           2004        1.355           1.633                 556,308
                                                               2003        1.000           1.355                  52,022

   Equity and Income Portfolio - Class II (5/03)               2004        1.096           1.196               1,279,344
                                                               2003        1.000           1.096                 584,332

   Equity Growth Portfolio, Class I (5/00)                     2004        1.114           1.176                 237,251
                                                               2003        1.000           1.114                 141,745

   Global Franchise Portfolio - Class II Shares (5/03)         2004        1.161           1.281                 964,621
                                                               2003        1.000           1.161                 309,753

   Global Value Equity Portfolio, Class I (5/98)               2004        1.195           1.328                 140,765
                                                               2003        1.000           1.195                  94,465

   Mid Cap Growth Portfolio, Class I (5/00)                    2004        1.197           1.425                 681,143
                                                               2003        1.000           1.197                 112,540

   Mid Cap Value Portfolio, Class I (5/98)                     2004        1.208           1.355                 807,481
                                                               2003        1.000           1.208                 190,866

   Small Company Growth Portfolio - Class II (5/03)            2004        1.228           1.429                 722,654
                                                               2003        1.000           1.228                  85,900


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                           YEAR       YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   U.S. Real Estate Portfolio, Class I (5/98)                  2004        1.182           1.578                 609,772
                                                               2003        1.000           1.182                 110,301

   Value Portfolio, Class I (5/98)                             2004        1.172           1.352                 688,134
                                                               2003        1.000           1.172                 151,383

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (10/00)                  2004        1.154           1.203                 379,390
                                                               2003        1.000           1.154                 118,308

   MFS Total Return Portfolio (1/97)                           2004        1.067           1.164                 711,384
                                                               2003        1.000           1.067                 273,658

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (12/00)                2004        1.151           1.322               2,021,689
                                                               2003        1.000           1.151                 843,743

   Emerging Growth Portfolio - Class II Shares (12/00)         2004        1.110           1.160                 721,027
                                                               2003        1.000           1.110                 315,103

   Enterprise Portfolio - Class II Shares (12/00)              2004        1.124           1.142                 124,782
                                                               2003        1.000           1.124                  59,460

   Government Portfolio - Class II Shares (1/01)               2004        0.979           0.995                 144,435
                                                               2003        1.000           0.979                 130,237

   Growth and Income Portfolio - Class II Shares (12/00)       2004        1.145           1.279               1,054,673
                                                               2003        1.000           1.145                 467,784

   Money Market Portfolio - Class II Shares (1/01)             2004        0.989           0.974                  63,083
                                                               2003        1.000           0.989                  68,750

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/00)            2004        1.171           1.320               1,097,592
                                                               2003        1.000           1.171                 361,388

Variable Insurance Products Fund III
   Mid Cap Portfolio - Service Class 2 (1/01)                  2004        1.257           1.534                 983,444
                                                               2003        1.000           1.257                 118,100

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

ANNUAL REPORT
DECEMBER 31, 2004

                            THE TRAVELERS FUND ABD II
                            FOR VARIABLE ANNUITIES

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                                HIGH
                                           CAPITAL              YIELD                MANAGED               MONEY
                                        APPRECIATION            BOND                  ASSETS              MARKET
                                            FUND                TRUST                 TRUST              PORTFOLIO
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $ 57,590,411         $     50,737         $     14,576         $ 21,077,927

  Receivables:
    Dividends ................                    --                   --                   --               18,780
                                        ------------         ------------         ------------         ------------

      Total Assets ...........            57,590,411               50,737               14,576           21,096,707
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $ 57,590,411         $     50,737         $     14,576         $ 21,096,707
                                        ============         ============         ============         ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                            AIM V.I.       ALLIANCEBERNSTEIN         GLOBAL
                                            PREMIER             PREMIER              GROWTH               GROWTH
                                            EQUITY              GROWTH               FUND -               FUND -
                                            FUND -            PORTFOLIO -           CLASS 2               CLASS 2
                                           SERIES I             CLASS B              SHARES               SHARES
                                        ------------       -----------------      ------------         ------------
ASSETS:
  Investments at market value:          $  2,571,067         $  7,174,034         $    168,751         $    305,970

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........             2,571,067            7,174,034              168,751              305,970
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $  2,571,067         $  7,174,034         $    168,751         $    305,970
                                        ============         ============         ============         ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                     DREYFUS
                         CREDIT                                 DREYFUS                VIF               MUTUAL
                         SUISSE             DELAWARE              VIF              DEVELOPING            SHARES
  GROWTH-INCOME           TRUST             VIP REIT          APPRECIATION           LEADERS           SECURITIES
     FUND -             EMERGING            SERIES -          PORTFOLIO -          PORTFOLIO -           FUND -
     CLASS 2             MARKETS            STANDARD            INITIAL              INITIAL            CLASS 2
     SHARES             PORTFOLIO             CLASS              SHARES              SHARES              SHARES
  -------------       ------------        ------------        ------------        ------------        ------------
  $  5,605,722        $  4,979,482        $  9,618,914        $  9,043,729        $ 21,419,559        $  1,607,788


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

     5,605,722           4,979,482           9,618,914           9,043,729          21,419,559           1,607,788
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $  5,605,722        $  4,979,482        $  9,618,914        $  9,043,729        $ 21,419,559        $  1,607,788
  ============        ============        ============        ============        ============        ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                          TEMPLETON
                                         DEVELOPING            TEMPLETON           TEMPLETON
                                           MARKETS              FOREIGN              GROWTH
                                         SECURITIES           SECURITIES           SECURITIES
                                           FUND -               FUND -               FUND -
                                           CLASS 2              CLASS 2             CLASS 2            APPRECIATION
                                           SHARES               SHARES               SHARES              PORTFOLIO
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $     69,307         $      7,525         $  2,998,835         $ 32,468,002

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........                69,307                7,525            2,998,835           32,468,002
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $     69,307         $      7,525         $  2,998,835         $ 32,468,002
                                        ============         ============         ============         ============

                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                 SALOMON             SALOMON
                                                                 BROTHERS           BROTHERS
                                                                 VARIABLE           VARIABLE
                         EQUITY                                 AGGRESSIVE          GROWTH &
   DIVERSIFIED            INDEX                                   GROWTH             INCOME              BALANCED
    STRATEGIC          PORTFOLIO -         FUNDAMENTAL            FUND -             FUND -            PORTFOLIO -
     INCOME             CLASS II              VALUE              CLASS I             CLASS I             SERVICE
    PORTFOLIO            SHARES             PORTFOLIO             SHARES             SHARES               SHARES
  ------------        ------------        ------------        ------------        ------------        ------------
  $ 19,927,694        $ 14,324,355        $ 30,733,164        $  1,873,194        $    228,411        $ 21,547,137


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

    19,927,694          14,324,355          30,733,164           1,873,194             228,411          21,547,137
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $ 19,927,694        $ 14,324,355        $ 30,733,164        $  1,873,194        $    228,411        $ 21,547,137
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                GLOBAL
                                           CAPITAL               LIFE                 GLOBAL              MID CAP
                                        APPRECIATION           SCIENCES             TECHNOLOGY             VALUE
                                         PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
                                           SERVICE              SERVICE              SERVICE              SERVICE
                                           SHARES               SHARES                SHARES              SHARES
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $  4,570,181         $  1,963,256         $  2,360,535         $  2,719,303

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........             4,570,181            1,963,256            2,360,535            2,719,303
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $  4,570,181         $  1,963,256         $  2,360,535         $  2,719,303
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                     MERRILL
    WORLDWIDE                                                                         LYNCH
     GROWTH              LAZARD              GROWTH                                   VALUE             DIVIDEND
   PORTFOLIO -         RETIREMENT              AND               MID-CAP          OPPORTUNITIES          GROWTH
     SERVICE            SMALL CAP            INCOME               VALUE            V.I. FUND -        PORTFOLIO -
     SHARES             PORTFOLIO           PORTFOLIO           PORTFOLIO           CLASS III           CLASS Y
  ------------        ------------        ------------        ------------        -------------       ------------
  $ 12,663,802        $     51,009        $    579,981        $    603,009        $     16,448        $    851,220


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

    12,663,802              51,009             579,981             603,009              16,448             851,220
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $ 12,663,802        $     51,009        $    579,981        $    603,009        $     16,448        $    851,220
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                   OPPENHEIMER
                                                                                       MAIN                REAL
                                                               S&P 500                STREET              RETURN
                                           EQUITY               INDEX               FUND/VA -           PORTFOLIO -
                                         PORTFOLIO -         PORTFOLIO -             SERVICE          ADMINISTRATIVE
                                           CLASS Y             CLASS Y                SHARES               CLASS
                                        ------------         ------------         ------------        --------------
ASSETS:
  Investments at market value:          $    183,326         $  5,798,009         $     24,795         $    843,075

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........               183,326            5,798,009               24,795              843,075
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $    183,326         $  5,798,009         $     24,795         $    843,075
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                         PUTNAM VT          PUTNAM VT           PUTNAM VT
      TOTAL              DISCOVERY        INTERNATIONAL         SMALL CAP                                  HIGH
     RETURN               GROWTH             EQUITY               VALUE                                   YIELD
   PORTFOLIO -            FUND -             FUND -               FUND -              ALL CAP              BOND
 ADMINISTRATIVE          CLASS IB           CLASS IB             CLASS IB             FUND -              FUND -
      CLASS               SHARES             SHARES               SHARES              CLASS I            CLASS I
 --------------       ------------        -------------       ------------        ------------        ------------
  $ 22,230,942        $    295,599        $  1,990,536        $  3,915,290        $ 37,245,005        $ 12,640,530


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

    22,230,942             295,599           1,990,536           3,915,290          37,245,005          12,640,530
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $ 22,230,942        $    295,599        $  1,990,536        $  3,915,290        $ 37,245,005        $ 12,640,530
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                               LARGE CAP            SMALL CAP           STRATEGIC
                                         INVESTORS              GROWTH                GROWTH              BOND
                                          FUND -                FUND -                FUND -             FUND -
                                          CLASS I               CLASS I              CLASS I             CLASS I
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $ 26,544,134         $  2,951,313         $ 15,866,368         $ 28,067,516

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........            26,544,134            2,951,313           15,866,368           28,067,516
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $ 26,544,134         $  2,951,313         $ 15,866,368         $ 28,067,516
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                         SCUDDER
     GROWTH           INTERNATIONAL
       AND               SELECT                                DISCIPLINED                              FEDERATED
     INCOME              EQUITY            CONVERTIBLE           MID CAP             EQUITY                HIGH
   PORTFOLIO -         PORTFOLIO -         SECURITIES             STOCK              INCOME               YIELD
     CLASS B             CLASS B            PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
  ------------        -------------       ------------        ------------        ------------        ------------
  $    557,604        $  3,167,670        $ 16,496,386        $ 16,280,688        $ 67,975,163        $ 21,514,256


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

       557,604           3,167,670          16,496,386          16,280,688          67,975,163          21,514,256
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $    557,604        $  3,167,670        $ 16,496,386        $ 16,280,688        $ 67,975,163        $ 21,514,256
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                          MERRILL
                                                                                     LAZARD                LYNCH
                                          FEDERATED                              INTERNATIONAL           LARGE CAP
                                            STOCK              LARGE CAP             STOCK                 CORE
                                          PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
                                        ------------         ------------        -------------         ------------
ASSETS:
  Investments at market value:          $ 14,029,591         $ 40,475,382         $ 23,898,520         $  1,126,958

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........            14,029,591           40,475,382           23,898,520            1,126,958
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $ 14,029,591         $ 40,475,382         $ 23,898,520         $  1,126,958
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                        CORE PLUS
       MFS                 MFS                                                      TRAVELERS             FIXED
    EMERGING             MID CAP               MFS               PIONEER             QUALITY              INCOME
     GROWTH              GROWTH               VALUE                FUND               BOND             PORTFOLIO -
    PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO            CLASS II
  ------------        ------------        ------------        ------------        ------------        ------------
  $ 20,092,199        $ 12,630,693        $    100,433        $     29,187        $ 34,077,985        $  4,711,177


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

    20,092,199          12,630,693             100,433              29,187          34,077,985           4,711,177
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $ 20,092,199        $ 12,630,693        $    100,433        $     29,187        $ 34,077,985        $  4,711,177
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                          EMERGING              EQUITY                                    GLOBAL
                                           MARKETS                AND                 EQUITY             FRANCHISE
                                           EQUITY               INCOME                GROWTH            PORTFOLIO -
                                         PORTFOLIO -          PORTFOLIO -          PORTFOLIO -           CLASS II
                                           CLASS I             CLASS II              CLASS I              SHARES
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $  8,563,708         $ 10,320,800         $  8,911,697         $  9,232,013

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........             8,563,708           10,320,800            8,911,697            9,232,013
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $  8,563,708         $ 10,320,800         $  8,911,697         $  9,232,013
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                           THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2004

     GLOBAL                                                       SMALL                                   U.S.
      VALUE              MID CAP             MID CAP             COMPANY                                  REAL
     EQUITY              GROWTH               VALUE               GROWTH           TECHNOLOGY            ESTATE
   PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -        PORTFOLIO -
     CLASS I             CLASS I             CLASS I             CLASS II            CLASS I            CLASS I
  ------------        ------------        ------------        ------------        ------------        ------------
  $ 18,905,089        $ 11,532,156        $ 27,373,634        $  3,213,383        $  3,895,142        $ 18,306,401


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

    18,905,089          11,532,156          27,373,634           3,213,383           3,895,142          18,306,401
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $ 18,905,089        $ 11,532,156        $ 27,373,634        $  3,213,383        $  3,895,142        $ 18,306,401
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                  AIM                 MFS                PIONEER
                                            VALUE               CAPITAL              TOTAL              STRATEGIC
                                         PORTFOLIO -         APPRECIATION            RETURN              INCOME
                                           CLASS I             PORTFOLIO           PORTFOLIO            PORTFOLIO
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $ 23,344,645         $  2,793,176         $ 91,471,631         $  4,841,074

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........            23,344,645            2,793,176           91,471,631            4,841,074
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $ 23,344,645         $  2,793,176         $ 91,471,631         $  4,841,074
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

       SB
   ADJUSTABLE                                 SMITH
      RATE                 SMITH             BARNEY
     INCOME               BARNEY              LARGE                                 COMSTOCK            COMSTOCK
   PORTFOLIO -          AGGRESSIVE       CAPITALIZATION         STRATEGIC          PORTFOLIO -        PORTFOLIO -
     CLASS I              GROWTH             GROWTH               EQUITY             CLASS I            CLASS II
     SHARES              PORTFOLIO          PORTFOLIO           PORTFOLIO            SHARES              SHARES
  ------------        ------------        ------------        ------------        ------------        ------------
  $    209,981        $ 15,005,019        $  5,275,274        $ 41,404,107        $  4,919,421        $ 70,558,440


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

       209,981          15,005,019           5,275,274          41,404,107           4,919,421          70,558,440
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $    209,981        $ 15,005,019        $  5,275,274        $ 41,404,107        $  4,919,421        $ 70,558,440
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                          EMERGING             EMERGING
                                           GROWTH               GROWTH              ENTERPRISE          ENTERPRISE
                                         PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
                                           CLASS I             CLASS II              CLASS I             CLASS II
                                           SHARES               SHARES                SHARES              SHARES
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $  8,526,131         $ 12,187,497         $  6,711,959         $  4,957,921

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........             8,526,131           12,187,497            6,711,959            4,957,921
                                        ------------         ------------         ------------         ------------


LIABILITIES:

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $  8,526,131         $ 12,187,497         $  6,711,959         $  4,957,921
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                             GROWTH               GROWTH
                                               AND                 AND                MONEY               MONEY
   GOVERNMENT          GOVERNMENT            INCOME               INCOME             MARKET               MARKET
   PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
     CLASS I            CLASS II             CLASS I             CLASS II            CLASS I             CLASS II
     SHARES              SHARES              SHARES               SHARES             SHARES               SHARES
  ------------        ------------        ------------        ------------        ------------        ------------
  $  6,806,494        $ 26,881,806        $ 15,085,219        $ 43,644,751        $  5,071,445        $ 15,238,420


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

     6,806,494          26,881,806          15,085,219          43,644,751           5,071,445          15,238,420
  ------------        ------------        ------------        ------------        ------------        ------------




            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $  6,806,494        $ 26,881,806        $ 15,085,219        $ 43,644,751        $  5,071,445        $ 15,238,420
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                  DYNAMIC
                                                                  CAPITAL
                                        CONTRAFUND(R)           APPRECIATION             MID CAP
                                         PORTFOLIO -            PORTFOLIO -           PORTFOLIO -
                                           SERVICE                SERVICE               SERVICE
                                           CLASS 2                CLASS 2               CLASS 2                COMBINED
                                       --------------         --------------         --------------         --------------
ASSETS:
  Investments at market value:         $   36,690,585         $      509,041         $   23,598,070         $1,313,531,495

  Receivables:
    Dividends ................                     --                     --                     --                 18,780
                                       --------------         --------------         --------------         --------------

      Total Assets ...........             36,690,585                509,041             23,598,070          1,313,550,275
                                       --------------         --------------         --------------         --------------


LIABILITIES:

      Total Liabilities ......                     --                     --                     --                     --
                                       --------------         --------------         --------------         --------------

NET ASSETS:                            $   36,690,585         $      509,041         $   23,598,070         $1,313,550,275
                                       ==============         ==============         ==============         ==============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                              HIGH
                                                         CAPITAL              YIELD              MANAGED             MONEY
                                                      APPRECIATION            BOND               ASSETS              MARKET
                                                          FUND                TRUST               TRUST            PORTFOLIO
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $         --        $      3,302        $        329        $    248,081
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................            694,280                 154                 106             319,017
  Administrative fees .........................             83,126                  19                  13              38,157
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................            777,406                 173                 119             357,174
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............           (777,406)              3,129                 210            (109,093)
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                 120                  --
    Realized gain (loss) on sale of investments         (2,394,950)                 39                 (94)                 --
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................         (2,394,950)                 39                  26                  --
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................         12,210,874              (1,212)                674                  --
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $  9,038,518        $      1,956        $        910        $   (109,093)
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                        AIM V.I.        ALLIANCEBERNSTEIN        GLOBAL
                                                         PREMIER             PREMIER             GROWTH              GROWTH
                                                         EQUITY              GROWTH              FUND -              FUND -
                                                         FUND -            PORTFOLIO -           CLASS 2            CLASS 2
                                                        SERIES I             CLASS B             SHARES              SHARES
                                                      ------------      -----------------     ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $     11,631        $         --        $        558        $        491
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................             36,822              92,301               1,685               3,059
  Administrative fees .........................              4,345              11,001                 202                 367
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................             41,167             103,302               1,887               3,426
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............            (29,536)           (103,302)             (1,329)             (2,935)
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --                  --
    Realized gain (loss) on sale of investments           (100,032)           (835,124)              1,272               2,369
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................           (100,032)           (835,124)              1,272               2,369
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................            227,486           1,395,483              16,929              29,186
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $     97,918        $    457,057        $     16,872        $     28,620
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                        DREYFUS
                          CREDIT                                   DREYFUS                VIF                MUTUAL
                          SUISSE              DELAWARE               VIF              DEVELOPING             SHARES
  GROWTH-INCOME            TRUST              VIP REIT           APPRECIATION           LEADERS            SECURITIES
     FUND -              EMERGING             SERIES -           PORTFOLIO -          PORTFOLIO -            FUND -
     CLASS 2              MARKETS             STANDARD             INITIAL              INITIAL             CLASS 2
     SHARES              PORTFOLIO              CLASS               SHARES              SHARES               SHARES
  ------------         ------------         ------------        ------------         ------------         ------------
  $     44,184         $     12,655         $    179,439        $    150,253         $     40,826         $     11,486
  ------------         ------------         ------------        ------------         ------------         ------------


        52,993               54,194              108,954             122,050              272,272               19,860
         6,018                6,494               12,930              14,458               32,471                2,160
  ------------         ------------         ------------        ------------         ------------         ------------

        59,011               60,688              121,884             136,508              304,743               22,020
  ------------         ------------         ------------        ------------         ------------         ------------

       (14,827)             (48,033)              57,555              13,745             (263,917)             (10,534)
  ------------         ------------         ------------        ------------         ------------         ------------



            --                   --              185,925                  --                   --                   --
        11,707              197,049              485,593             (58,599)             555,796               25,442
  ------------         ------------         ------------        ------------         ------------         ------------

        11,707              197,049              671,518             (58,599)             555,796               25,442
  ------------         ------------         ------------        ------------         ------------         ------------


       401,985              797,825            1,548,802             356,462            1,701,418              139,469
  ------------         ------------         ------------        ------------         ------------         ------------



  $    398,865         $    946,841         $  2,277,875        $    311,608         $  1,993,297         $    154,377
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                        TEMPLETON
                                                       DEVELOPING           TEMPLETON           TEMPLETON
                                                         MARKETS             FOREIGN             GROWTH
                                                       SECURITIES          SECURITIES          SECURITIES
                                                         FUND -              FUND -              FUND -
                                                         CLASS 2             CLASS 2             CLASS 2          APPRECIATION
                                                         SHARES              SHARES              SHARES            PORTFOLIO
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $        882        $         --        $     28,946        $    349,120
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................                584                  24              31,508             405,376
  Administrative fees .........................                 70                   3               3,552              48,528
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................                654                  27              35,060             453,904
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............                228                 (27)             (6,114)           (104,784)
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --                  --
    Realized gain (loss) on sale of investments                156                   2              20,890             281,258
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................                156                   2              20,890             281,258
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................              9,961                 960             333,072           2,081,259
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $     10,345        $        935        $    347,848        $  2,257,733
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   SALOMON              SALOMON
                                                                   BROTHERS            BROTHERS
                                                                   VARIABLE            VARIABLE
                           EQUITY                                 AGGRESSIVE           GROWTH &
   DIVERSIFIED              INDEX                                   GROWTH              INCOME               BALANCED
    STRATEGIC            PORTFOLIO -         FUNDAMENTAL            FUND -              FUND -             PORTFOLIO -
     INCOME               CLASS II              VALUE              CLASS I              CLASS I              SERVICE
    PORTFOLIO              SHARES             PORTFOLIO             SHARES              SHARES                SHARES
  ------------         ------------         ------------        ------------         ------------         ------------
  $    958,093         $    186,257         $    196,656        $         --         $      1,994         $    465,238
  ------------         ------------         ------------        ------------         ------------         ------------


       271,426              179,344              379,914              18,467                3,212              286,168
        32,571               21,267               45,317               1,674                  329               31,992
  ------------         ------------         ------------        ------------         ------------         ------------

       303,997              200,611              425,231              20,141                3,541              318,160
  ------------         ------------         ------------        ------------         ------------         ------------

       654,096              (14,354)            (228,575)            (20,141)              (1,547)             147,078
  ------------         ------------         ------------        ------------         ------------         ------------



            --                   --              694,202                  --                   --                   --
      (393,932)            (181,180)             252,760               7,848                5,641               77,198
  ------------         ------------         ------------        ------------         ------------         ------------

      (393,932)            (181,180)             946,962               7,848                5,641               77,198
  ------------         ------------         ------------        ------------         ------------         ------------


       816,940            1,352,833            1,247,738             123,651               11,111            1,138,259
  ------------         ------------         ------------        ------------         ------------         ------------



  $  1,077,104         $  1,157,299         $  1,966,125        $    111,358         $     15,205         $  1,362,535
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                             GLOBAL
                                                         CAPITAL              LIFE               GLOBAL             MID CAP
                                                      APPRECIATION          SCIENCES           TECHNOLOGY            VALUE
                                                       PORTFOLIO -         PORTFOLIO -         PORTFOLIO -        PORTFOLIO -
                                                         SERVICE             SERVICE             SERVICE            SERVICE
                                                         SHARES              SHARES              SHARES              SHARES
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $      1,068        $         --        $         --        $     82,506
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................             59,733              25,076              31,165              37,698
  Administrative fees .........................              6,285               2,975               3,699               3,727
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................             66,018              28,051              34,864              41,425
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............            (64,950)            (28,051)            (34,864)             41,081
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --                  --
    Realized gain (loss) on sale of investments             23,496             (14,149)            (94,096)             67,693
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................             23,496             (14,149)            (94,096)             67,693
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................            682,495             273,903              91,055             259,504
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $    641,041        $    231,703        $    (37,905)       $    368,278
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                        MERRILL
    WORLDWIDE                                                                            LYNCH
     GROWTH               LAZARD               GROWTH                                    VALUE               DIVIDEND
   PORTFOLIO -          RETIREMENT               AND               MID-CAP           OPPORTUNITIES            GROWTH
     SERVICE             SMALL CAP             INCOME               VALUE             V.I. FUND -          PORTFOLIO -
     SHARES              PORTFOLIO            PORTFOLIO           PORTFOLIO            CLASS III             CLASS Y
  ------------         ------------         ------------        ------------         -------------        ------------
  $    116,378         $         --         $      4,581        $      1,607         $         --         $      9,617
  ------------         ------------         ------------        ------------         ------------         ------------


       173,169                  685                5,946               5,401                   80                9,506
        19,690                   82                  576                 561                   10                  818
  ------------         ------------         ------------        ------------         ------------         ------------

       192,859                  767                6,522               5,962                   90               10,324
  ------------         ------------         ------------        ------------         ------------         ------------

       (76,481)                (767)              (1,941)             (4,355)                 (90)                (707)
  ------------         ------------         ------------        ------------         ------------         ------------



            --                   --                4,656               8,187                4,371                   --
       213,260                  741                3,302               7,218                    2                  641
  ------------         ------------         ------------        ------------         ------------         ------------

       213,260                  741                7,958              15,405                4,373                  641
  ------------         ------------         ------------        ------------         ------------         ------------


       162,780                5,488               42,675              73,592               (2,402)              48,497
  ------------         ------------         ------------        ------------         ------------         ------------



  $    299,559         $      5,462         $     48,692        $     84,642         $      1,881         $     48,431
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                               OPPENHEIMER
                                                                                                  MAIN                REAL
                                                                             S&P 500             STREET              RETURN
                                                         EQUITY               INDEX             FUND/VA -         PORTFOLIO -
                                                       PORTFOLIO -         PORTFOLIO -           SERVICE         ADMINISTRATIVE
                                                         CLASS Y             CLASS Y             SHARES              CLASS
                                                      ------------        ------------        ------------       --------------
INVESTMENT INCOME:
  Dividends ...................................       $        379        $     23,548        $         --        $      7,146
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................              1,495              46,637                 126               9,281
  Administrative fees .........................                123               4,432                  15               1,047
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................              1,618              51,069                 141              10,328
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............             (1,239)            (27,521)               (141)             (3,182)
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --              26,026
    Realized gain (loss) on sale of investments                 31               1,573                  (5)              2,577
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................                 31               1,573                  (5)             28,603
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................             15,327             323,891               2,283              22,648
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $     14,119        $    297,943        $      2,137        $     48,069
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                         PUTNAM VT            PUTNAM VT           PUTNAM VT
      TOTAL              DISCOVERY          INTERNATIONAL         SMALL CAP                                    HIGH
     RETURN               GROWTH               EQUITY               VALUE                                     YIELD
   PORTFOLIO -            FUND -               FUND -               FUND -              ALL CAP                BOND
 ADMINISTRATIVE          CLASS IB             CLASS IB             CLASS IB             FUND -                FUND -
      CLASS               SHARES               SHARES               SHARES              CLASS I              CLASS I
 --------------        ------------         -------------       ------------         ------------         ------------
  $    439,902         $         --         $     27,150        $     11,883         $    193,273         $    768,141
  ------------         ------------         ------------        ------------         ------------         ------------


       297,514                4,023               24,419              42,750              469,228              173,474
        35,121                  482                2,845               5,069               52,182               17,901
  ------------         ------------         ------------        ------------         ------------         ------------

       332,635                4,505               27,264              47,819              521,410              191,375
  ------------         ------------         ------------        ------------         ------------         ------------

       107,267               (4,505)                (114)            (35,936)            (328,137)             576,766
  ------------         ------------         ------------        ------------         ------------         ------------



       328,871                   --                   --                  --                   --                   --
       164,408                   20              146,497             151,861              316,001              103,771
  ------------         ------------         ------------        ------------         ------------         ------------

       493,279                   20              146,497             151,861              316,001              103,771
  ------------         ------------         ------------        ------------         ------------         ------------


       158,049               18,707              121,184             663,207            2,337,577              380,281
  ------------         ------------         ------------        ------------         ------------         ------------



  $    758,595         $     14,222         $    267,567        $    779,132         $  2,325,441         $  1,060,818
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                            LARGE CAP           SMALL CAP          STRATEGIC
                                                        INVESTORS            GROWTH              GROWTH               BOND
                                                         FUND -              FUND -              FUND -              FUND -
                                                         CLASS I             CLASS I             CLASS I            CLASS I
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $    374,107        $      5,032        $         --        $  1,281,335
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................            341,410              29,365             201,446             392,606
  Administrative fees .........................             39,486               2,899              20,496              40,846
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................            380,896              32,264             221,942             433,452
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............             (6,789)            (27,232)           (221,942)            847,883
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --             486,904
    Realized gain (loss) on sale of investments            282,359              24,713             694,401             150,719
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................            282,359              24,713             694,401             637,623
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................          1,945,262              56,916           1,305,684            (198,906)
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $  2,220,832        $     54,397        $  1,778,143        $  1,286,600
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                          SCUDDER
     GROWTH            INTERNATIONAL
       AND                SELECT                                 DISCIPLINED                                FEDERATED
     INCOME               EQUITY             CONVERTIBLE           MID CAP              EQUITY                 HIGH
   PORTFOLIO -          PORTFOLIO -          SECURITIES             STOCK               INCOME                YIELD
     CLASS B              CLASS B             PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO
  ------------         -------------        ------------        ------------         ------------         ------------
  $      1,777         $      6,978         $    351,390        $     42,369         $    858,101         $  1,543,707
  ------------         ------------         ------------        ------------         ------------         ------------


         7,274               29,500              210,366             194,306              833,735              283,149
           594                2,397               25,096              23,191               95,189               33,844
  ------------         ------------         ------------        ------------         ------------         ------------

         7,868               31,897              235,462             217,497              928,924              316,993
  ------------         ------------         ------------        ------------         ------------         ------------

        (6,091)             (24,919)             115,928            (175,128)             (70,823)           1,226,714
  ------------         ------------         ------------        ------------         ------------         ------------



            --                   --                   --             442,366            3,044,704                   --
         1,142                1,057              156,016             401,448              667,268             (198,964)
  ------------         ------------         ------------        ------------         ------------         ------------

         1,142                1,057              156,016             843,814            3,711,972             (198,964)
  ------------         ------------         ------------        ------------         ------------         ------------


        41,697              386,728              503,751           1,475,996            1,473,701              842,933
  ------------         ------------         ------------        ------------         ------------         ------------



  $     36,748         $    362,866         $    775,695        $  2,144,682         $  5,114,850         $  1,870,683
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                                    MERRILL
                                                                                                 LAZARD              LYNCH
                                                        FEDERATED                             INTERNATIONAL        LARGE CAP
                                                          STOCK             LARGE CAP             STOCK               CORE
                                                        PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $    195,209        $    318,770        $    345,140        $      5,844
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................            176,381             504,041             284,898              13,386
  Administrative fees .........................             21,132              57,159              34,118               1,601
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................            197,513             561,200             319,016              14,987
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............             (2,304)           (242,430)             26,124              (9,143)
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --                  --
    Realized gain (loss) on sale of investments             87,288          (1,139,748)            710,487            (177,197)
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................             87,288          (1,139,748)            710,487            (177,197)
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................          1,120,639           3,277,057           2,292,941             330,138
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $  1,205,623        $  1,894,879        $  3,029,552        $    143,798
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                               CORE
                                                                                                               PLUS
       MFS                  MFS                                                        TRAVELERS              FIXED
    EMERGING              MID CAP                MFS               PIONEER              QUALITY               INCOME
     GROWTH               GROWTH                VALUE                FUND                BOND              PORTFOLIO -
    PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO             CLASS II
  ------------         ------------         ------------        ------------         ------------         ------------
  $         --         $         --         $      1,083        $        245         $  1,615,211         $    146,654
  ------------         ------------         ------------        ------------         ------------         ------------


       249,012              158,523                  237                 350              461,134               65,520
        29,851               18,931                   28                  42               55,095                5,719
  ------------         ------------         ------------        ------------         ------------         ------------

       278,863              177,454                  265                 392              516,229               71,239
  ------------         ------------         ------------        ------------         ------------         ------------

      (278,863)            (177,454)                 818                (147)           1,098,982               75,415
  ------------         ------------         ------------        ------------         ------------         ------------



            --                   --                  830                  --                   --                8,907
    (2,314,174)          (1,691,345)                  14                 805              117,829               (1,546)
  ------------         ------------         ------------        ------------         ------------         ------------

    (2,314,174)          (1,691,345)                 844                 805              117,829                7,361
  ------------         ------------         ------------        ------------         ------------         ------------


     4,664,742            3,301,134                6,323               1,537             (555,698)                (135)
  ------------         ------------         ------------        ------------         ------------         ------------



  $  2,071,705         $  1,432,335         $      7,985        $      2,195         $    661,113         $     82,641
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                        EMERGING             EQUITY                                  GLOBAL
                                                         MARKETS               AND               EQUITY            FRANCHISE
                                                         EQUITY              INCOME              GROWTH           PORTFOLIO -
                                                       PORTFOLIO -         PORTFOLIO -         PORTFOLIO -          CLASS II
                                                         CLASS I            CLASS II             CLASS I             SHARES
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $     41,819        $         --        $     14,577        $      9,090
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................             94,797             133,233             124,498             110,589
  Administrative fees .........................              9,617              11,168              12,670               9,313
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................            104,414             144,401             137,168             119,902
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............            (62,595)           (144,401)           (122,591)           (110,812)
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --               6,075                  --              61,178
    Realized gain (loss) on sale of investments             33,615               9,716             (51,181)             12,223
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................             33,615              15,791             (51,181)             73,401
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................          1,468,345             927,080             676,887             788,135
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $  1,439,365        $    798,470        $    503,115        $    750,724
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

     GLOBAL                                                         SMALL                                      U.S.
      VALUE               MID CAP              MID CAP             COMPANY                                     REAL
     EQUITY               GROWTH                VALUE               GROWTH            TECHNOLOGY              ESTATE
   PORTFOLIO -          PORTFOLIO -          PORTFOLIO -         PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
     CLASS I              CLASS I              CLASS I             CLASS II             CLASS I              CLASS I
  ------------         ------------         ------------        ------------         ------------         ------------
  $    125,556         $         --         $      5,818        $         --         $         --         $    227,470
  ------------         ------------         ------------        ------------         ------------         ------------


       231,494              141,904              344,093              35,337               53,589              209,041
        25,160               14,907               37,248               2,915                5,705               21,404
  ------------         ------------         ------------        ------------         ------------         ------------

       256,654              156,811              381,341              38,252               59,294              230,445
  ------------         ------------         ------------        ------------         ------------         ------------

      (131,098)            (156,811)            (375,523)            (38,252)             (59,294)              (2,975)
  ------------         ------------         ------------        ------------         ------------         ------------



            --                   --                   --              86,439                   --              264,808
        82,672                 (752)             169,086               8,951             (465,246)             421,990
  ------------         ------------         ------------        ------------         ------------         ------------

        82,672                 (752)             169,086              95,390             (465,246)             686,798
  ------------         ------------         ------------        ------------         ------------         ------------


     2,015,382            2,048,698            3,327,821             361,462              372,512            3,707,351
  ------------         ------------         ------------        ------------         ------------         ------------



  $  1,966,956         $  1,891,135         $  3,121,384        $    418,600         $   (152,028)        $  4,391,174
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                               AIM                 MFS              PIONEER
                                                          VALUE              CAPITAL              TOTAL            STRATEGIC
                                                       PORTFOLIO -        APPRECIATION           RETURN              INCOME
                                                         CLASS I            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $    205,065        $      3,700        $  2,353,331        $    317,977
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................            283,178              33,552           1,137,138              60,432
  Administrative fees .........................             31,305               3,555             133,446               7,252
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................            314,483              37,107           1,270,584              67,684
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............           (109,418)            (33,407)          1,082,747             250,293
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................            649,672                  --           2,399,940                  --
    Realized gain (loss) on sale of investments            165,629             (12,353)            372,768            (125,254)
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................            815,301             (12,353)          2,772,708            (125,254)
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................          2,519,325             187,930           4,566,866             301,410
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $  3,225,208        $    142,170        $  8,422,321        $    426,449
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

       SB
   ADJUSTABLE                                   SMITH
      RATE                 SMITH               BARNEY
     INCOME               BARNEY                LARGE                                  COMSTOCK              COMSTOCK
   PORTFOLIO -          AGGRESSIVE         CAPITALIZATION         STRATEGIC           PORTFOLIO -          PORTFOLIO -
     CLASS I              GROWTH               GROWTH               EQUITY              CLASS I              CLASS II
     SHARES              PORTFOLIO            PORTFOLIO           PORTFOLIO             SHARES                SHARES
  ------------         ------------        --------------       ------------         ------------         ------------
  $      2,220         $         --         $     18,849        $    561,961         $     40,422         $    438,137
  ------------         ------------         ------------        ------------         ------------         ------------


         2,497              183,491               67,512             519,272               52,780              895,574
           299               21,784                8,087              62,241                6,333               89,667
  ------------         ------------         ------------        ------------         ------------         ------------

         2,796              205,275               75,599             581,513               59,113              985,241
  ------------         ------------         ------------        ------------         ------------         ------------

          (576)            (205,275)             (56,750)            (19,552)             (18,691)            (547,104)
  ------------         ------------         ------------        ------------         ------------         ------------



            --               55,574                   --                  --                   --                   --
           118              183,916              159,755          (3,527,772)              45,225              265,821
  ------------         ------------         ------------        ------------         ------------         ------------

           118              239,490              159,755          (3,527,772)              45,225              265,821
  ------------         ------------         ------------        ------------         ------------         ------------


            21            1,169,311             (179,399)          6,929,056              636,593            9,367,868
  ------------         ------------         ------------        ------------         ------------         ------------



  $       (437)        $  1,203,526         $    (76,394)       $  3,381,732         $    663,127         $  9,086,585
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                        EMERGING            EMERGING
                                                         GROWTH              GROWTH            ENTERPRISE          ENTERPRISE
                                                       PORTFOLIO -         PORTFOLIO -         PORTFOLIO -        PORTFOLIO -
                                                         CLASS I            CLASS II             CLASS I            CLASS II
                                                         SHARES              SHARES              SHARES              SHARES
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $         --        $         --        $     27,320        $      6,296
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................            105,586             172,549              85,390              69,162
  Administrative fees .........................             12,670              16,826              10,247               7,089
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................            118,256             189,375              95,637              76,251
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............           (118,256)           (189,375)            (68,317)            (69,955)
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --                  --
    Realized gain (loss) on sale of investments           (665,052)            (82,583)           (646,353)            (13,165)
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................           (665,052)            (82,583)           (646,353)            (13,165)
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................          1,219,194             858,226             860,308             189,447
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $    435,886        $    586,268        $    145,638        $    106,327
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                               GROWTH               GROWTH
                                                 AND                 AND                 MONEY                MONEY
   GOVERNMENT           GOVERNMENT             INCOME               INCOME              MARKET                MARKET
   PORTFOLIO -          PORTFOLIO -          PORTFOLIO -         PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
     CLASS I             CLASS II              CLASS I             CLASS II             CLASS I              CLASS II
     SHARES               SHARES               SHARES               SHARES              SHARES                SHARES
  ------------         ------------         ------------        ------------         ------------         ------------
  $    371,654         $  1,363,564         $    137,156        $    271,905         $     42,057         $     92,896
  ------------         ------------         ------------        ------------         ------------         ------------


        90,638              402,527              175,311             561,517               66,572              254,742
        10,877               42,789               21,037              56,315                7,989               26,209
  ------------         ------------         ------------        ------------         ------------         ------------

       101,515              445,316              196,348             617,832               74,561              280,951
  ------------         ------------         ------------        ------------         ------------         ------------

       270,139              918,248              (59,192)           (345,927)             (32,504)            (188,055)
  ------------         ------------         ------------        ------------         ------------         ------------



            --                   --                   --                  --                   --                   --
        (2,120)             (55,209)             136,997             281,311                   --                   --
  ------------         ------------         ------------        ------------         ------------         ------------

        (2,120)             (55,209)             136,997             281,311                   --                   --
  ------------         ------------         ------------        ------------         ------------         ------------


       (87,921)            (250,405)           1,656,621           4,644,843                   --                   --
  ------------         ------------         ------------        ------------         ------------         ------------



  $    180,098         $    612,634         $  1,734,426        $  4,580,227         $    (32,504)        $   (188,055)
  ============         ============         ============        ============         ============         ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                             DYNAMIC
                                                                             CAPITAL
                                                      CONTRAFUND(R)        APPRECIATION           MID CAP
                                                       PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                                         SERVICE             SERVICE             SERVICE
                                                         CLASS 2             CLASS 2             CLASS 2            COMBINED
                                                      ------------        ------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................       $     54,159        $         --        $         --        $ 18,403,551
                                                      ------------        ------------        ------------        ------------

EXPENSES:
  Insurance charges ...........................            430,992               7,769             251,644          16,596,215
  Administrative fees .........................             43,574                 869              25,816           1,858,801
                                                      ------------        ------------        ------------        ------------

    Total expenses ............................            474,566               8,638             277,460          18,455,016
                                                      ------------        ------------        ------------        ------------

      Net investment income (loss) ............           (420,407)             (8,638)           (277,460)            (51,465)
                                                      ------------        ------------        ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --           8,759,755
    Realized gain (loss) on sale of investments             93,606              19,669             132,086          (6,223,363)
                                                      ------------        ------------        ------------        ------------

      Realized gain (loss) ....................             93,606              19,669             132,086           2,536,392
                                                      ------------        ------------        ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................          4,272,112             (20,410)          4,121,206         112,550,221
                                                      ------------        ------------        ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................       $  3,945,311        $     (9,379)       $  3,975,832        $115,035,148
                                                      ============        ============        ============        ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                               CAPITAL APPRECIATION               HIGH YIELD                  MANAGED ASSETS
                                                        FUND                      BOND TRUST                       TRUST
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (777,406)  $   (742,879)  $      3,129   $         --   $        210   $         --
  Realized gain (loss) ..................    (2,394,950)    (4,746,432)            39             --             26             --
  Change in unrealized gain (loss)
    on investments ......................    12,210,874     17,049,339         (1,212)            --            674             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     9,038,518     11,560,028          1,956             --            910             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       257,329        490,783             --             --             --             --
  Participant transfers from other
    funding options .....................       454,552      2,441,450         50,178             --         26,718             --
  Administrative charges ................       (25,904)       (29,675)            --             --            (20)            --
  Contract surrenders ...................    (4,681,932)    (3,867,762)        (1,397)            --             --             --
  Participant transfers to other
    funding options .....................    (4,851,551)    (5,796,169)            --             --        (13,032)            --
  Other payments to participants ........    (1,201,772)    (1,322,633)            --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..   (10,049,278)    (8,084,006)        48,781             --         13,666             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (1,010,760)     3,476,022         50,737             --         14,576             --


NET ASSETS:
    Beginning of year ...................    58,601,171     55,125,149             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 57,590,411   $ 58,601,171   $     50,737   $         --   $     14,576   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                             ALLIANCEBERNSTEIN
                                                   MONEY MARKET                AIM V.I. PREMIER               PREMIER GROWTH
                                                     PORTFOLIO              EQUITY FUND - SERIES I          PORTFOLIO - CLASS B
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (109,093)  $   (301,084)  $    (29,536)  $    (32,040)  $   (103,302)  $   (112,003)
  Realized gain (loss) ..................            --             --       (100,032)      (130,565)      (835,124)    (1,261,924)
  Change in unrealized gain (loss)
    on investments ......................            --             --        227,486        773,458      1,395,483      2,949,679
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........      (109,093)      (301,084)        97,918        610,853        457,057      1,575,752
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     3,626,283     21,379,116          3,204         22,622         58,309         71,660
  Participant transfers from other
    funding options .....................     8,791,309    141,655,309         48,624        160,917        516,376        681,260
  Administrative charges ................        (6,551)       (10,232)          (871)          (971)        (2,752)        (3,179)
  Contract surrenders ...................    (6,785,887)   (32,689,765)      (437,699)      (241,294)      (823,977)      (613,364)
  Participant transfers to other
    funding options .....................   (14,232,226)  (157,921,935)      (282,824)      (135,126)    (1,097,249)    (1,372,214)
  Other payments to participants ........    (1,412,052)    (1,640,790)       (14,276)       (14,144)      (155,055)      (143,960)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..   (10,019,124)   (29,228,297)      (683,842)      (207,996)    (1,504,348)    (1,379,797)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets   (10,128,217)   (29,529,381)      (585,924)       402,857     (1,047,291)       195,955


NET ASSETS:
    Beginning of year ...................    31,224,924     60,754,305      3,156,991      2,754,134      8,221,325      8,025,370
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 21,096,707   $ 31,224,924   $  2,571,067   $  3,156,991   $  7,174,034   $  8,221,325
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                        CREDIT SUISSE
    GLOBAL GROWTH FUND -              GROWTH FUND -                    GROWTH-INCOME                   TRUST EMERGING
       CLASS 2 SHARES                 CLASS 2 SHARES               FUND - CLASS 2 SHARES              MARKETS PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     (1,329)   $       (254)   $     (2,935)   $       (533)   $    (14,827)   $      9,226    $    (48,033)   $    (50,506)
       1,272             853           2,369             521          11,707           1,043         197,049        (209,525)

      16,929           8,792          29,186          13,820         401,985         210,648         797,825       1,624,766
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      16,872           9,391          28,620          13,808         398,865         220,917         946,841       1,364,735
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


          --          18,530           3,471          29,961          99,369         465,181          89,454          38,508

      73,546         101,044         139,685         129,223       2,778,249       1,910,427         461,454      11,504,006
         (31)             (6)            (63)            (12)           (455)           (128)         (1,358)         (1,443)
      (5,819)         (1,317)        (15,515)         (5,556)       (145,908)        (40,693)       (386,977)       (455,140)

      (6,945)        (36,514)        (13,956)         (3,696)        (88,352)         (6,272)       (222,016)    (11,557,136)
          --              --              --              --              --          14,522         (33,527)        (78,851)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      60,751          81,737         113,622         149,920       2,642,903       2,343,037         (92,970)       (550,056)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      77,623          91,128         142,242         163,728       3,041,768       2,563,954         853,871         814,679



      91,128              --         163,728              --       2,563,954              --       4,125,611       3,310,932
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    168,751    $     91,128    $    305,970    $    163,728    $  5,605,722    $  2,563,954    $  4,979,482    $  4,125,611
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                   DELAWARE VIP                   DREYFUS VIF                   DREYFUS VIF
                                                   REIT SERIES -            APPRECIATION PORTFOLIO          DEVELOPING LEADERS
                                                  STANDARD CLASS                - INITIAL SHARES        PORTFOLIO - INITIAL SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     57,555   $     73,723   $     13,745   $     (3,261)  $   (263,917)  $   (263,697)
  Realized gain (loss) ..................       671,518        159,656        (58,599)      (352,649)       555,796       (230,977)
  Change in unrealized gain (loss)
    on investments ......................     1,548,802      1,679,323        356,462      2,144,833      1,701,418      5,616,322
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     2,277,875      1,912,702        311,608      1,788,923      1,993,297      5,121,648
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       110,627        382,928         27,973        237,800        144,262        560,526
  Participant transfers from other
    funding options .....................     1,311,803      1,588,990        210,591        897,682        903,958      4,548,406
  Administrative charges ................        (2,492)        (2,423)        (2,845)        (3,074)        (6,478)        (7,152)
  Contract surrenders ...................      (739,521)      (464,070)      (937,561)      (641,182)    (2,596,661)    (1,344,743)
  Participant transfers to other
    funding options .....................    (1,372,344)      (758,856)      (862,492)      (749,720)    (1,194,672)    (3,973,430)
  Other payments to participants ........      (140,335)       (86,087)      (300,393)      (593,088)       (17,636)      (375,458)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (832,262)       660,482     (1,864,727)      (851,582)    (2,767,227)      (591,851)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,445,613      2,573,184     (1,553,119)       937,341       (773,930)     4,529,797


NET ASSETS:
    Beginning of year ...................     8,173,301      5,600,117     10,596,848      9,659,507     22,193,489     17,663,692
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  9,618,914   $  8,173,301   $  9,043,729   $ 10,596,848   $ 21,419,559   $ 22,193,489
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

        MUTUAL SHARES              TEMPLETON DEVELOPING                  TEMPLETON                        TEMPLETON
      SECURITIES FUND -             MARKETS SECURITIES              FOREIGN SECURITIES                GROWTH SECURITIES
       CLASS 2 SHARES             FUND - CLASS 2 SHARES            FUND - CLASS 2 SHARES            FUND - CLASS 2 SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (10,534)   $     (3,429)   $        228    $       (157)   $        (27)   $         --    $     (6,114)   $     (1,384)
      25,442           5,659             156          17,037               2              --          20,890          60,662

     139,469         161,875           9,961             804             960              --         333,072         272,517
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     154,377         164,105          10,345          17,684             935              --         347,848         331,795
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       5,891         442,434          28,036              --              --              --          50,581         388,450

     391,129         515,787          30,660         695,405           6,590              --         921,176       2,698,256
        (241)           (118)            (16)             --              --              --            (470)           (239)
     (64,872)        (33,952)           (213)             --              --              --         (88,820)        (74,709)

    (109,394)        (14,977)         (6,353)       (706,241)             --              --         (54,964)     (1,935,307)
          --         (12,664)             --              --              --              --              --           4,291
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     222,513         896,510          52,114         (10,836)          6,590              --         827,503       1,080,742
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     376,890       1,060,615          62,459           6,848           7,525              --       1,175,351       1,412,537



   1,230,898         170,283           6,848              --              --              --       1,823,484         410,947
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,607,788    $  1,230,898    $     69,307    $      6,848    $      7,525    $         --    $  2,998,835    $  1,823,484
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                   APPRECIATION              DIVERSIFIED STRATEGIC       EQUITY INDEX PORTFOLIO -
                                                     PORTFOLIO                  INCOME PORTFOLIO              CLASS II SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (104,784)  $   (225,789)  $    654,096   $    996,825   $    (14,354)  $    (44,426)
  Realized gain (loss) ..................       281,258       (286,092)      (393,932)      (455,833)      (181,180)      (485,968)
  Change in unrealized gain (loss)
    on investments ......................     2,081,259      6,781,365        816,940      1,726,655      1,352,833      3,528,620
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     2,257,733      6,269,484      1,077,104      2,267,647      1,157,299      2,998,226
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       134,802         84,632         39,505         19,286        103,397        551,746
  Participant transfers from other
    funding options .....................     1,278,174      2,134,562        229,831        475,632      1,286,317      2,303,166
  Administrative charges ................        (7,439)        (8,023)        (3,479)        (4,063)        (5,460)        (5,838)
  Contract surrenders ...................    (2,639,058)    (1,877,156)    (2,757,374)    (1,666,992)    (1,127,836)    (1,031,360)
  Participant transfers to other
    funding options .....................      (714,887)      (921,399)      (839,467)      (959,683)    (1,688,492)    (1,076,721)
  Other payments to participants ........      (866,419)      (762,956)      (651,091)      (929,518)      (171,535)      (151,395)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (2,814,827)    (1,350,340)    (3,982,075)    (3,065,338)    (1,603,609)       589,598
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets      (557,094)     4,919,144     (2,904,971)      (797,691)      (446,310)     3,587,824


NET ASSETS:
    Beginning of year ...................    33,025,096     28,105,952     22,832,665     23,630,356     14,770,665     11,182,841
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 32,468,002   $ 33,025,096   $ 19,927,694   $ 22,832,665   $ 14,324,355   $ 14,770,665
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                       SALOMON BROTHERS              SALOMON BROTHERS
                                     VARIABLE AGGRESSIVE             VARIABLE GROWTH &
      FUNDAMENTAL VALUE                 GROWTH FUND -                  INCOME FUND -                BALANCED PORTFOLIO -
          PORTFOLIO                     CLASS I SHARES                CLASS I SHARES                    SERVICE SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$   (228,575)   $   (199,190)   $    (20,141)   $     (3,719)   $     (1,547)   $     (1,133)   $    147,078    $     77,497
     946,962        (468,801)          7,848           3,233           5,641           1,688          77,198        (132,064)

   1,247,738       8,839,778         123,651          77,168          11,111          28,499       1,138,259       2,356,405
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,966,125       8,171,787         111,358          76,682          15,205          29,054       1,362,535       2,301,838
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     137,577         163,287         481,417         348,513          39,145          56,899         124,023       1,725,996

   1,460,163       3,052,356         777,889         165,729           9,265         110,599       1,024,628       5,053,516
      (6,067)         (6,392)           (195)            (35)            (97)            (44)         (5,325)         (5,810)
  (2,049,420)     (1,445,180)        (26,022)        (14,687)        (38,283)           (262)     (1,489,818)     (1,413,985)

    (692,026)     (1,741,202)        (72,553)         (3,115)         (7,017)        (10,755)     (1,109,654)     (2,358,638)
    (634,153)       (431,177)         (2,878)        (12,871)             --              --        (310,426)       (452,402)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  (1,783,926)       (408,308)      1,157,658         483,534           3,013         156,437      (1,766,572)      2,548,677
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     182,199       7,763,479       1,269,016         560,216          18,218         185,491        (404,037)      4,850,515



  30,550,965      22,787,486         604,178          43,962         210,193          24,702      21,951,174      17,100,659
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 30,733,164    $ 30,550,965    $  1,873,194    $    604,178    $    228,411    $    210,193    $ 21,547,137    $ 21,951,174
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                  GLOBAL LIFE
                                               CAPITAL APPRECIATION          SCIENCES PORTFOLIO -           GLOBAL TECHNOLOGY
                                            PORTFOLIO - SERVICE SHARES           SERVICE SHARES         PORTFOLIO - SERVICE SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (64,950)  $    (43,017)  $    (28,051)  $    (25,904)  $    (34,864)  $    (31,986)
  Realized gain (loss) ..................        23,496        (54,990)       (14,149)      (153,544)       (94,096)      (269,958)
  Change in unrealized gain (loss)
    on investments ......................       682,495        693,226        273,903        584,335         91,055      1,131,961
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       641,041        595,219        231,703        404,887        (37,905)       830,017
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........        75,185        679,234            863         32,938         38,618         38,759
  Participant transfers from other
    funding options .....................       144,616        508,663        120,790        168,162        121,501        340,538
  Administrative charges ................          (838)          (881)        (1,029)        (1,072)        (1,159)        (1,320)
  Contract surrenders ...................       (95,067)      (109,077)      (153,569)       (74,905)      (178,291)      (132,393)
  Participant transfers to other
    funding options .....................      (273,728)      (223,266)      (104,871)      (383,658)      (232,114)      (326,994)
  Other payments to participants ........       (56,071)       (44,880)       (56,107)        (3,710)       (56,787)       (24,424)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (205,903)       809,793       (193,923)      (262,245)      (308,232)      (105,834)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       435,138      1,405,012         37,780        142,642       (346,137)       724,183


NET ASSETS:
    Beginning of year ...................     4,135,043      2,730,031      1,925,476      1,782,834      2,706,672      1,982,489
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  4,570,181   $  4,135,043   $  1,963,256   $  1,925,476   $  2,360,535   $  2,706,672
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

        MID CAP VALUE                  STRATEGIC VALUE                 WORLDWIDE GROWTH
         PORTFOLIO -                     PORTFOLIO -                      PORTFOLIO -                 LAZARD RETIREMENT
       SERVICE SHARES                   SERVICE SHARES                  SERVICE SHARES               SMALL CAP PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     41,081    $    (17,421)   $         --    $     (5,812)   $    (76,481)   $    (75,575)   $       (767)   $        (21)
      67,693          37,226              --        (285,485)        213,260      (1,011,374)            741              78

     259,504         492,584              --         334,081         162,780       3,668,963           5,488             474
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     368,278         512,389              --          42,784         299,559       2,582,014           5,462             531
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     111,539         308,782              --               2         135,045         721,366              --           2,000

     372,085       1,618,762              --          85,843         741,093       9,313,673         137,006           5,086
        (447)           (335)             --              (5)         (3,937)         (4,382)            (37)             (1)
    (203,843)        (17,801)             --         (15,498)       (736,936)       (801,837)         (2,682)         (3,162)

     (27,534)       (238,556)             --      (1,293,049)     (1,705,954)     (9,534,156)        (93,194)             --
     (78,340)         (5,676)             --         (27,486)       (203,711)       (192,637)             --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     173,460       1,665,176              --      (1,250,193)     (1,774,400)       (497,973)         41,093           3,923
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     541,738       2,177,565              --      (1,207,409)     (1,474,841)      2,084,041          46,555           4,454



   2,177,565              --              --       1,207,409      14,138,643      12,054,602           4,454              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  2,719,303    $  2,177,565    $         --    $         --    $ 12,663,802    $ 14,138,643    $     51,009    $      4,454
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                               MERRILL LYNCH
                                                 GROWTH AND INCOME               MID-CAP VALUE              VALUE OPPORTUNITIES
                                                     PORTFOLIO                     PORTFOLIO               V.I. FUND - CLASS III
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (1,941)  $        273   $     (4,355)  $         54   $        (90)  $         --
  Realized gain (loss) ..................         7,958            121         15,405          2,743          4,373             --
  Change in unrealized gain (loss)
    on investments ......................        42,675         20,437         73,592         21,800         (2,402)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        48,692         20,831         84,642         24,597          1,881             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........        13,170        145,126         20,208         93,609             --             --
  Participant transfers from other
    funding options .....................       352,064         54,139        337,075        139,480         14,567             --
  Administrative charges ................          (115)            (3)           (74)            (5)            --             --
  Contract surrenders ...................       (15,874)          (715)       (13,180)       (13,522)            --             --
  Participant transfers to other
    funding options .....................       (37,132)          (202)       (68,530)        (1,291)            --             --
  Other payments to participants ........            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       312,113        198,345        275,499        218,271         14,567             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       360,805        219,176        360,141        242,868         16,448             --


NET ASSETS:
    Beginning of year ...................       219,176             --        242,868             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    579,981   $    219,176   $    603,009   $    242,868   $     16,448   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                          OPPENHEIMER
       DIVIDEND GROWTH               EQUITY PORTFOLIO -                 S&P 500 INDEX                MAIN STREET FUND/VA -
     PORTFOLIO - CLASS Y                  CLASS Y                    PORTFOLIO - CLASS Y                 SERVICE SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$       (707)   $         99    $     (1,239)   $        (49)   $    (27,521)   $     (3,045)   $       (141)   $         --
         641             181              31              --           1,573             (41)             (5)             --

      48,497           9,011          15,327             528         323,891         102,287           2,283              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      48,431           9,291          14,119             479         297,943          99,201           2,137              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     455,468         123,965         138,470          15,000       3,233,847       1,679,626              --              --

     178,614          38,279          15,270              --         425,634          75,449          23,188              --
         (31)             --             (12)             --             (86)             --             (15)             --
      (9,038)          7,034              --              --         (13,185)          7,018            (515)             --

        (700)             --              --              --          (7,438)             --              --              --
         (93)             --              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     624,220         169,278         153,728          15,000       3,638,772       1,762,093          22,658              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     672,651         178,569         167,847          15,479       3,936,715       1,861,294          24,795              --



     178,569              --          15,479              --       1,861,294              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    851,220    $    178,569    $    183,326    $     15,479    $  5,798,009    $  1,861,294    $     24,795    $         --
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                    REAL RETURN                  TOTAL RETURN                    PUTNAM VT
                                                    PORTFOLIO -                   PORTFOLIO -                DISCOVERY GROWTH
                                               ADMINISTRATIVE CLASS          ADMINISTRATIVE CLASS         FUND - CLASS IB SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (3,182)  $     (1,726)  $    107,267   $    407,560   $     (4,505)  $     (4,371)
  Realized gain (loss) ..................        28,603          3,608        493,279        376,973             20            674
  Change in unrealized gain (loss)
    on investments ......................        22,648          2,262        158,049        132,455         18,707         85,388
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        48,069          4,144        758,595        916,988         14,222         81,691
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........        18,859        101,331        564,667      3,182,211            900          1,858
  Participant transfers from other
    funding options .....................       397,538        953,655      2,293,368      6,669,131         24,425         55,224
  Administrative charges ................          (204)           (94)        (5,557)        (6,756)           (57)           (54)
  Contract surrenders ...................       (36,297)        (7,307)    (2,797,462)    (2,437,672)       (38,081)        (2,483)
  Participant transfers to other
    funding options .....................       (59,866)      (576,753)    (3,031,945)    (9,903,288)       (37,665)       (64,455)
  Other payments to participants ........            --             --       (632,383)      (252,785)            --         (9,325)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       320,030        470,832     (3,609,312)    (2,749,159)       (50,478)       (19,235)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       368,099        474,976     (2,850,717)    (1,832,171)       (36,256)        62,456


NET ASSETS:
    Beginning of year ...................       474,976             --     25,081,659     26,913,830        331,855        269,399
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    843,075   $    474,976   $ 22,230,942   $ 25,081,659   $    295,599   $    331,855
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

          PUTNAM VT                      PUTNAM VT
    INTERNATIONAL EQUITY              SMALL CAP VALUE                      ALL CAP                      HIGH YIELD BOND
    FUND - CLASS IB SHARES         FUND - CLASS IB SHARES               FUND - CLASS I                  FUND - CLASS I
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$       (114)   $     (6,666)   $    (35,936)   $    (26,595)   $   (328,137)   $   (307,325)   $    576,766    $    534,231
     146,497         583,259         151,861          21,299         316,001        (281,175)        103,771          36,534

     121,184         283,784         663,207       1,008,895       2,337,577       8,964,249         380,281       1,149,136
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     267,567         860,377         779,132       1,003,599       2,325,441       8,375,749       1,060,818       1,719,901
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     253,855         469,216          41,786         158,509       1,504,593       1,618,414         657,548       1,352,587

     424,237      44,196,495         663,528         684,432       4,311,268       4,935,634       1,619,103       3,371,131
        (445)           (393)           (980)           (832)         (6,916)         (6,638)         (2,077)         (1,654)
    (304,232)       (748,326)       (343,327)       (218,319)     (1,755,799)     (1,104,417)       (544,448)       (300,779)

    (729,402)    (44,477,779)       (275,232)       (559,491)     (2,368,566)     (2,083,609)     (1,125,386)     (1,441,821)
     (33,398)        (28,814)        (35,180)        (30,520)       (165,017)       (202,386)       (241,980)       (240,688)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    (389,385)       (589,601)         50,595          33,779       1,519,563       3,156,998         362,760       2,738,776
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (121,818)        270,776         829,727       1,037,378       3,845,004      11,532,747       1,423,578       4,458,677



   2,112,354       1,841,578       3,085,563       2,048,185      33,400,001      21,867,254      11,216,952       6,758,275
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,990,536    $  2,112,354    $  3,915,290    $  3,085,563    $ 37,245,005    $ 33,400,001    $ 12,640,530    $ 11,216,952
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                           THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                     INVESTORS                 LARGE CAP GROWTH              SMALL CAP GROWTH
                                                  FUND - CLASS I                 FUND - CLASS I               FUND - CLASS I
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (6,789)  $      1,230   $    (27,232)  $     (5,384)  $   (221,942)  $   (120,359)
  Realized gain (loss) ..................       282,359       (493,165)        24,713         26,006        694,401         48,134
  Change in unrealized gain (loss)
    on investments ......................     1,945,262      6,771,381         56,916         93,928      1,305,684      3,209,985
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     2,220,832      6,279,446         54,397        114,550      1,778,143      3,137,760
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       172,560        602,249        562,342        264,111      1,700,828      1,683,810
  Participant transfers from other
    funding options .....................     1,714,620      3,258,132      2,175,463      4,340,694      3,751,266      4,889,387
  Administrative charges ................        (6,724)        (6,877)          (344)          (139)        (2,181)        (1,655)
  Contract surrenders ...................    (2,384,978)    (1,787,298)      (697,663)      (852,967)      (847,615)      (536,547)
  Participant transfers to other
    funding options .....................    (1,457,357)    (2,259,968)      (150,702)    (2,884,517)    (3,053,245)    (1,991,037)
  Other payments to participants ........      (410,484)      (520,651)        (4,094)            --       (126,442)       (13,071)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (2,372,363)      (714,413)     1,885,002        867,182      1,422,611      4,030,887
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets      (151,531)     5,565,033      1,939,399        981,732      3,200,754      7,168,647


NET ASSETS:
    Beginning of year ...................    26,695,665     21,130,632      1,011,914         30,182     12,665,614      5,496,967
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 26,544,134   $ 26,695,665   $  2,951,313   $  1,011,914   $ 15,866,368   $ 12,665,614
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                    SCUDDER INTERNATIONAL
       STRATEGIC BOND                GROWTH AND INCOME                  SELECT EQUITY                     CONVERTIBLE
        FUND - CLASS I              PORTFOLIO - CLASS B              PORTFOLIO - CLASS B             SECURITIES PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    847,883    $  1,062,707    $     (6,091)   $       (961)   $    (24,919)   $     (2,224)   $    115,928    $    239,325
     637,623         721,239           1,142              48           1,057             381         156,016         (97,311)

    (198,906)        598,198          41,697          16,347         386,728          52,956         503,751       3,273,930
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,286,600       2,382,144          36,748          15,434         362,866          51,113         775,695       3,415,944
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,746,850       2,976,122         226,424         227,315       1,554,455         420,454         196,516         364,023

   3,282,419       7,067,475          60,807          14,528         653,824         156,686       1,312,071       1,810,372
      (3,154)         (3,158)            (11)             --             (95)             --          (3,892)         (4,063)
  (1,655,557)     (1,237,332)         (1,793)             --          (7,766)          6,200      (1,320,815)     (1,381,716)

  (2,987,221)     (1,830,255)        (21,848)             --         (29,760)           (307)       (684,575)     (2,108,068)
    (462,674)       (507,748)             --              --              --              --        (255,834)       (225,770)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     (79,337)      6,465,104         263,579         241,843       2,170,658         583,033        (756,529)     (1,545,222)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,207,263       8,847,248         300,327         257,277       2,533,524         634,146          19,166       1,870,722



  26,860,253      18,013,005         257,277              --         634,146              --      16,477,220      14,606,498
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 28,067,516    $ 26,860,253    $    557,604    $    257,277    $  3,167,670    $    634,146    $ 16,496,386    $ 16,477,220
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                DISCIPLINED MID CAP              EQUITY INCOME             FEDERATED HIGH YIELD
                                                  STOCK PORTFOLIO                  PORTFOLIO                     PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (175,128)  $   (147,829)  $    (70,823)  $   (235,614)  $  1,226,714   $  1,298,456
  Realized gain (loss) ..................       843,814       (193,281)     3,711,972       (488,277)      (198,964)    (2,077,952)
  Change in unrealized gain (loss)
    on investments ......................     1,475,996      4,136,226      1,473,701     14,495,748        842,933      4,973,974
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     2,144,682      3,795,116      5,114,850     13,771,857      1,870,683      4,194,478
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........        69,771        253,254      4,022,487      3,971,443         54,847        475,838
  Participant transfers from other
    funding options .....................       939,218      1,718,230      4,296,012      9,400,376      1,018,353     13,924,056
  Administrative charges ................        (3,910)        (4,044)       (15,379)       (16,239)        (4,291)        (4,818)
  Contract surrenders ...................    (1,529,347)      (931,588)    (5,402,767)    (3,773,184)    (2,789,873)    (2,154,124)
  Participant transfers to other
    funding options .....................      (561,880)    (1,650,238)    (2,326,206)    (5,670,567)    (1,720,213)   (11,250,782)
  Other payments to participants ........      (244,216)      (439,690)    (1,450,846)    (1,493,044)      (740,584)    (1,056,172)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (1,330,364)    (1,054,076)      (876,699)     2,418,785     (4,181,761)       (66,002)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       814,318      2,741,040      4,238,151     16,190,642     (2,311,078)     4,128,476


NET ASSETS:
    Beginning of year ...................    15,466,370     12,725,330     63,737,012     47,546,370     23,825,334     19,696,858
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 16,280,688   $ 15,466,370   $ 67,975,163   $ 63,737,012   $ 21,514,256   $ 23,825,334
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                         MERRILL LYNCH
       FEDERATED STOCK                   LARGE CAP                  LAZARD INTERNATIONAL                 LARGE CAP CORE
          PORTFOLIO                      PORTFOLIO                     STOCK PORTFOLIO                     PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     (2,304)   $        175    $   (242,430)   $   (336,076)   $     26,124    $     64,197    $     (9,143)   $     (8,172)
      87,288        (427,028)     (1,139,748)     (2,429,082)        710,487       1,204,081        (177,197)       (128,882)

   1,120,639       3,612,954       3,277,057       9,731,262       2,292,941       4,216,214         330,138         324,045
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,205,623       3,186,101       1,894,879       6,966,104       3,029,552       5,484,492         143,798         186,991
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       6,249          87,089       3,274,372       3,024,124         452,157         687,031          12,692           5,719

     278,027         459,035       2,596,124       2,479,741         993,262      72,673,627         660,405          33,895
      (3,370)         (3,947)        (11,155)        (12,361)         (5,874)         (6,211)           (564)           (667)
  (1,510,431)     (1,221,104)     (3,062,807)     (2,078,046)     (2,210,550)     (2,856,834)        (64,861)        (71,229)

    (544,607)       (977,305)     (2,059,719)     (2,202,332)     (1,064,848)    (73,770,784)       (663,931)       (152,708)
    (189,950)       (461,261)     (1,010,015)     (1,444,721)       (336,801)       (454,228)         (3,306)         (5,440)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  (1,964,082)     (2,117,493)       (273,200)       (233,595)     (2,172,654)     (3,727,399)        (59,565)       (190,430)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (758,459)      1,068,608       1,621,679       6,732,509         856,898       1,757,093          84,233          (3,439)



  14,788,050      13,719,442      38,853,703      32,121,194      23,041,622      21,284,529       1,042,725       1,046,164
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 14,029,591    $ 14,788,050    $ 40,475,382    $ 38,853,703    $ 23,898,520    $ 23,041,622    $  1,126,958    $  1,042,725
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                   MFS EMERGING                   MFS MID CAP                    MFS VALUE
                                                  GROWTH PORTFOLIO              GROWTH PORTFOLIO                 PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (278,863)  $   (273,137)  $   (177,454)  $   (155,765)  $        818   $         --
  Realized gain (loss) ..................    (2,314,174)    (3,539,748)    (1,691,345)    (1,959,358)           844             --
  Change in unrealized gain (loss)
    on investments ......................     4,664,742      8,506,751      3,301,134      5,432,431          6,323             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     2,071,705      4,693,866      1,432,335      3,317,308          7,985             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........        39,913        104,594         48,137        220,923             --             --
  Participant transfers from other
    funding options .....................       144,774        509,136        468,215      1,143,777         92,448             --
  Administrative charges ................        (7,461)        (8,761)        (4,498)        (4,972)            --             --
  Contract surrenders ...................    (1,609,390)    (1,259,746)      (899,748)      (599,585)            --             --
  Participant transfers to other
    funding options .....................      (972,670)    (1,153,443)    (1,013,359)      (960,250)            --             --
  Other payments to participants ........      (376,528)      (774,129)      (280,642)      (140,594)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (2,781,362)    (2,582,349)    (1,681,895)      (340,701)        92,448             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets      (709,657)     2,111,517       (249,560)     2,976,607        100,433             --


NET ASSETS:
    Beginning of year ...................    20,801,856     18,690,339     12,880,253      9,903,646             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 20,092,199   $ 20,801,856   $ 12,630,693   $ 12,880,253   $    100,433   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                    ACTIVE INTERNATIONAL                CORE PLUS FIXED
        PIONEER FUND                 TRAVELERS QUALITY              ALLOCATION PORTFOLIO,             INCOME PORTFOLIO -
          PORTFOLIO                    BOND PORTFOLIO                      CLASS I                          CLASS II
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$       (147)   $        123    $  1,098,982    $  1,298,668    $         --    $     48,778    $     75,415    $    (13,635)
         805               9         117,829         484,325              --        (134,205)          7,361           3,162

       1,537           1,860        (555,698)        509,265              --         771,746            (135)         38,117
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       2,195           1,992         661,113       2,292,258              --         686,319          82,641          27,644
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


          --              --         215,737       1,240,267              --         533,414         760,180       1,416,921

      29,618          14,745         716,969      21,543,258              --         906,250       1,833,379       1,215,171
          (3)             --          (7,564)         (9,091)             --            (795)           (474)            (60)
        (506)         (1,111)     (3,243,984)     (5,212,692)             --         (66,764)       (123,181)         (3,268)

     (17,743)             --      (3,107,480)    (23,046,513)             --      (5,234,661)       (480,096)        (17,821)
          --              --        (833,308)       (835,034)             --         (76,177)            141              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      11,366          13,634      (6,259,630)     (6,319,805)             --      (3,938,733)      1,989,949       2,610,943
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      13,561          15,626      (5,598,517)     (4,027,547)             --      (3,252,414)      2,072,590       2,638,587



      15,626              --      39,676,502      43,704,049              --       3,252,414       2,638,587              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$     29,187    $     15,626    $ 34,077,985    $ 39,676,502    $         --    $         --    $  4,711,177    $  2,638,587
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                EMERGING MARKETS               EQUITY AND INCOME               EQUITY GROWTH
                                            EQUITY PORTFOLIO - CLASS I       PORTFOLIO - CLASS II           PORTFOLIO - CLASS I
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (62,595)  $    (50,926)  $   (144,401)  $     (3,733)  $   (122,591)  $    (97,418)
  Realized gain (loss) ..................        33,615       (165,795)        15,791         14,135        (51,181)      (185,229)
  Change in unrealized gain (loss)
    on investments ......................     1,468,345      1,682,710        927,080        320,039        676,887      1,604,913
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     1,439,365      1,465,989        798,470        330,441        503,115      1,322,266
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,542,194        878,984      2,323,950      3,189,134        309,324      1,322,867
  Participant transfers from other
    funding options .....................     1,034,035      1,016,819      2,688,217      1,499,173        760,394      1,295,400
  Administrative charges ................        (1,227)        (1,039)          (858)           (93)        (1,717)        (1,763)
  Contract surrenders ...................      (245,323)      (320,479)      (116,515)       (28,699)      (333,962)      (334,356)
  Participant transfers to other
    funding options .....................      (552,108)      (145,274)       (76,536)      (246,855)      (280,720)      (446,709)
  Other payments to participants ........       (25,973)      (132,989)       (37,162)        (1,867)      (245,307)       (67,118)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,751,598      1,296,022      4,781,096      4,410,793        208,012      1,768,321
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     3,190,963      2,762,011      5,579,566      4,741,234        711,127      3,090,587


NET ASSETS:
    Beginning of year ...................     5,372,745      2,610,734      4,741,234             --      8,200,570      5,109,983
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  8,563,708   $  5,372,745   $ 10,320,800   $  4,741,234   $  8,911,697   $  8,200,570
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                         GLOBAL VALUE
      GLOBAL FRANCHISE                EQUITY PORTFOLIO,                 MID CAP GROWTH                  MID CAP VALUE
 PORTFOLIO - CLASS II SHARES               CLASS I                    PORTFOLIO - CLASS I            PORTFOLIO - CLASS I
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$   (110,812)   $    (16,819)   $   (131,098)   $   (162,517)   $   (156,811)   $   (103,962)   $   (375,523)   $   (282,163)
      73,401           4,527          82,672        (123,891)           (752)       (173,256)        169,086        (400,573)

     788,135         380,474       2,015,382       3,277,362       2,048,698       2,577,575       3,327,821       7,162,138
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     750,724         368,182       1,966,956       2,990,954       1,891,135       2,300,357       3,121,384       6,479,402
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   2,238,108       2,027,423         468,210       1,248,493         907,517         804,963       1,339,526       1,448,505

   3,189,442       1,191,986       2,392,884       3,273,206         731,282       1,473,442       1,322,449       2,398,542
        (582)            (40)         (2,960)         (2,492)         (1,816)         (1,739)         (5,033)         (5,150)
    (127,320)       (111,722)       (751,309)       (581,379)       (531,159)       (201,414)     (1,288,451)       (811,096)

    (202,538)        (14,453)       (617,494)       (320,143)       (537,643)       (332,157)     (1,200,035)     (1,315,525)
     (74,334)         (2,863)       (110,893)       (265,244)       (158,895)        (73,445)       (194,873)       (278,495)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   5,022,776       3,090,331       1,378,438       3,352,441         409,286       1,669,650         (26,417)      1,436,781
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   5,773,500       3,458,513       3,345,394       6,343,395       2,300,421       3,970,007       3,094,967       7,916,183



   3,458,513              --      15,559,695       9,216,300       9,231,735       5,261,728      24,278,667      16,362,484
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  9,232,013    $  3,458,513    $ 18,905,089    $ 15,559,695    $ 11,532,156    $  9,231,735    $ 27,373,634    $ 24,278,667
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                   SMALL COMPANY
                                                GROWTH PORTFOLIO -               TECHNOLOGY                 U.S. REAL ESTATE
                                                     CLASS II                PORTFOLIO - CLASS I           PORTFOLIO - CLASS I
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (38,252)  $     (6,302)  $    (59,294)  $    (48,692)  $     (2,975)  $   (132,096)
  Realized gain (loss) ..................        95,390         22,286       (465,246)      (976,874)       686,798         85,268
  Change in unrealized gain (loss)
    on investments ......................       361,462         83,318        372,512      2,172,391      3,707,351      2,748,019
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       418,600         99,302       (152,028)     1,146,825      4,391,174      2,701,191
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,087,901        696,081         32,776        382,603      2,039,466      1,618,505
  Participant transfers from other
    funding options .....................       698,590        374,846        362,421        793,698      1,883,506      2,577,852
  Administrative charges ................          (188)           (25)        (1,028)        (1,130)        (1,944)        (1,506)
  Contract surrenders ...................       (33,445)        11,322       (138,609)      (104,076)      (659,359)      (344,498)
  Participant transfers to other
    funding options .....................      (109,592)        (8,783)      (268,027)      (608,082)    (1,490,507)      (791,179)
  Other payments to participants ........       (21,226)            --        (21,448)       (60,495)      (201,369)      (232,567)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,622,040      1,073,441        (33,915)       402,518      1,569,793      2,826,607
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     2,040,640      1,172,743       (185,943)     1,549,343      5,960,967      5,527,798


NET ASSETS:
    Beginning of year ...................     1,172,743             --      4,081,085      2,531,742     12,345,434      6,817,636
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  3,213,383   $  1,172,743   $  3,895,142   $  4,081,085   $ 18,306,401   $ 12,345,434
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

            VALUE                       AIM CAPITAL                   MFS TOTAL RETURN                PIONEER STRATEGIC
     PORTFOLIO - CLASS I           APPRECIATION PORTFOLIO                 PORTFOLIO                    INCOME PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$   (109,418)   $   (222,590)   $    (33,407)   $    (23,230)   $  1,082,747    $    725,121    $    250,293    $    368,202
     815,301        (165,637)        (12,353)        (54,490)      2,772,708        (820,630)       (125,254)       (199,404)

   2,519,325       4,796,124         187,930         476,289       4,566,866      11,642,848         301,410         671,281
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   3,225,208       4,407,897         142,170         398,569       8,422,321      11,547,339         426,449         840,079
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     935,146       1,028,787         372,514         240,429       2,439,566       2,583,873          14,890          42,498

   1,492,451       2,098,372         316,005         362,070       4,566,946       7,154,481         231,179         311,329
      (4,129)         (3,870)           (461)           (433)        (21,597)        (23,567)         (1,606)         (1,778)
  (1,004,518)       (529,364)       (146,234)       (112,195)     (8,171,843)     (6,726,674)       (633,965)       (685,616)

    (549,466)       (690,344)        (45,192)        (70,603)     (2,015,725)     (3,907,120)       (302,209)       (396,231)
    (214,059)       (381,378)         (7,699)             --      (2,692,816)     (2,293,630)        (36,498)        (68,060)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     655,425       1,522,203         488,933         419,268      (5,895,469)     (3,212,637)       (728,209)       (797,858)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   3,880,633       5,930,100         631,103         817,837       2,526,852       8,334,702        (301,760)         42,221



  19,464,012      13,533,912       2,162,073       1,344,236      88,944,779      80,610,077       5,142,834       5,100,613
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 23,344,645    $ 19,464,012    $  2,793,176    $  2,162,073    $ 91,471,631    $ 88,944,779    $  4,841,074    $  5,142,834
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                  SB ADJUSTABLE                 SMITH BARNEY                  SMITH BARNEY
                                             RATE INCOME PORTFOLIO -          AGGRESSIVE GROWTH           LARGE CAPITALIZATION
                                                  CLASS I SHARES                  PORTFOLIO                 GROWTH PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $       (576)  $        446   $   (205,275)  $   (167,658)  $    (56,750)  $    (47,601)
  Realized gain (loss) ..................           118             --        239,490       (126,955)       159,755        198,183
  Change in unrealized gain (loss)
    on investments ......................            21           (419)     1,169,311      3,624,141       (179,399)     1,117,758
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........          (437)            27      1,203,526      3,329,528        (76,394)     1,268,340
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........            --             --         81,765        271,225         16,615         27,809
  Participant transfers from other
    funding options .....................        97,369        143,318      1,209,396      3,278,666      1,152,653      4,943,578
  Administrative charges ................           (19)            --         (3,741)        (3,646)        (1,086)          (779)
  Contract surrenders ...................       (27,277)        (3,000)    (1,584,559)      (643,420)      (462,211)    (1,850,901)
  Participant transfers to other
    funding options .....................            --             --       (588,267)      (824,783)    (1,169,502)      (401,576)
  Other payments to participants ........            --             --       (129,419)       (72,029)       (41,961)       (99,087)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        70,073        140,318     (1,014,825)     2,006,013       (505,492)     2,619,044
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        69,636        140,345        188,701      5,335,541       (581,886)     3,887,384


NET ASSETS:
    Beginning of year ...................       140,345             --     14,816,318      9,480,777      5,857,160      1,969,776
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    209,981   $    140,345   $ 15,005,019   $ 14,816,318   $  5,275,274   $  5,857,160
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

      STRATEGIC EQUITY              COMSTOCK PORTFOLIO -            COMSTOCK PORTFOLIO -               EMERGING GROWTH
          PORTFOLIO                    CLASS I SHARES                  CLASS II SHARES           PORTFOLIO - CLASS I SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (19,552)   $   (574,063)   $    (18,691)   $    (12,406)   $   (547,104)   $   (313,923)   $   (118,256)   $   (116,380)
  (3,527,772)     (6,703,720)         45,225         (30,994)        265,821        (289,999)       (665,052)     (1,289,706)

   6,929,056      18,256,168         636,593         870,078       9,367,868      10,591,826       1,219,194       3,263,590
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   3,381,732      10,978,385         663,127         826,678       9,086,585       9,987,904         435,886       1,857,504
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      80,891         145,299          17,100          15,204       4,851,137       7,395,867           3,447           1,912

     135,981       1,932,167         778,614         575,008       9,795,443      11,188,140          74,716         420,375
     (15,359)        (17,734)         (1,253)         (1,104)         (9,640)         (8,193)         (2,761)         (3,351)
  (3,655,852)     (2,638,081)       (202,638)       (223,469)     (2,793,049)     (1,774,691)       (253,028)       (522,574)

  (1,500,348)     (4,072,464)       (131,536)       (195,823)     (1,965,490)     (2,763,301)       (493,019)       (681,225)
  (1,291,808)     (1,583,619)        (24,620)             --        (744,278)       (320,590)        (88,999)       (118,295)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  (6,246,495)     (6,234,432)        435,667         169,816       9,134,123      13,717,232        (759,644)       (903,158)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  (2,864,763)      4,743,953       1,098,794         996,494      18,220,708      23,705,136        (323,758)        954,346



  44,268,870      39,524,917       3,820,627       2,824,133      52,337,732      28,632,596       8,849,889       7,895,543
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 41,404,107    $ 44,268,870    $  4,919,421    $  3,820,627    $ 70,558,440    $ 52,337,732    $  8,526,131    $  8,849,889
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                  EMERGING GROWTH
                                                    PORTFOLIO -             ENTERPRISE PORTFOLIO -        ENTERPRISE PORTFOLIO -
                                                  CLASS II SHARES                CLASS I SHARES               CLASS II SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $   (189,375)  $   (121,001)  $    (68,317)  $    (60,546)  $    (69,955)  $    (47,741)
  Realized gain (loss) ..................       (82,583)      (170,470)      (646,353)    (1,115,387)       (13,165)       (96,586)
  Change in unrealized gain (loss)
    on investments ......................       858,226      1,967,845        860,308      2,659,234        189,447        949,136
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       586,268      1,676,374        145,638      1,483,301        106,327        804,809
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       999,638      2,230,259          2,180          4,526        132,314        706,488
  Participant transfers from other
    funding options .....................     1,462,857      1,956,039         26,322        186,154        345,648        972,814
  Administrative charges ................        (1,913)        (1,734)        (2,304)        (2,644)          (863)          (865)
  Contract surrenders ...................      (531,767)      (271,156)      (303,213)      (429,815)      (224,168)      (129,176)
  Participant transfers to other
    funding options .....................    (1,048,153)      (532,155)      (430,002)      (495,118)      (114,503)      (267,301)
  Other payments to participants ........      (177,097)       (42,243)       (69,670)      (193,259)       (39,338)      (178,600)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       703,565      3,339,010       (776,687)      (930,156)        99,090      1,103,360
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,289,833      5,015,384       (631,049)       553,145        205,417      1,908,169


NET ASSETS:
    Beginning of year ...................    10,897,664      5,882,280      7,343,008      6,789,863      4,752,504      2,844,335
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 12,187,497   $ 10,897,664   $  6,711,959   $  7,343,008   $  4,957,921   $  4,752,504
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                      GROWTH AND INCOME                GROWTH AND INCOME
   GOVERNMENT PORTFOLIO -          GOVERNMENT PORTFOLIO -                PORTFOLIO -                      PORTFOLIO -
       CLASS I SHARES                 CLASS II SHARES                  CLASS I SHARES                   CLASS II SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    270,139    $    318,744    $    918,248    $    915,624    $    (59,192)   $    (51,781)   $   (345,927)   $   (220,497)
      (2,120)         83,582         (55,209)         49,358         136,997        (152,396)        281,311        (107,054)

     (87,921)       (374,764)       (250,405)     (1,036,482)      1,656,621       3,071,749       4,644,843       6,279,548
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     180,098          27,562         612,634         (71,500)      1,734,426       2,867,572       4,580,227       5,951,997
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         900           6,300         493,760       2,675,378           4,200           8,682       3,822,165       6,242,250

      83,000         720,600       2,183,338       9,434,589         730,627         535,208       5,000,408       7,314,968
      (1,284)         (1,651)         (4,666)         (4,920)         (3,311)         (3,228)         (5,832)         (4,760)
    (493,486)     (1,062,486)     (1,693,525)     (1,823,598)       (541,580)       (497,005)     (1,969,462)       (865,346)

    (898,603)     (1,409,700)     (5,452,847)     (8,787,796)       (281,005)       (555,893)     (1,437,973)     (1,296,908)
    (138,580)       (436,128)       (942,905)       (753,342)       (289,762)       (287,209)       (490,248)       (374,718)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  (1,448,053)     (2,183,065)     (5,416,845)        740,311        (380,831)       (799,445)      4,919,058      11,015,486
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  (1,267,955)     (2,155,503)     (4,804,211)        668,811       1,353,595       2,068,127       9,499,285      16,967,483



   8,074,449      10,229,952      31,686,017      31,017,206      13,731,624      11,663,497      34,145,466      17,177,983
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  6,806,494    $  8,074,449    $ 26,881,806    $ 31,686,017    $ 15,085,219    $ 13,731,624    $ 43,644,751    $ 34,145,466
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                   MONEY MARKET                 MONEY MARKET                  CONTRAFUND(R)
                                                    PORTFOLIO -                  PORTFOLIO -                   PORTFOLIO -
                                                  CLASS I SHARES               CLASS II SHARES               SERVICE CLASS 2
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (32,504)  $    (60,622)  $   (188,055)  $   (233,535)  $   (420,407)  $   (194,031)
  Realized gain (loss) ..................            --             --             --             --         93,606        (68,270)
  Change in unrealized gain (loss)
    on investments ......................            --             --             --             --      4,272,112      4,136,541
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       (32,504)       (60,622)      (188,055)      (233,535)     3,945,311      3,874,240
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........           538          9,999      1,361,502      5,108,595      4,412,747      5,144,391
  Participant transfers from other
    funding options .....................     1,061,810      1,933,905      9,156,332     12,374,983      6,553,337      5,933,633
  Administrative charges ................        (1,045)        (1,481)        (3,010)        (3,632)        (4,621)        (3,579)
  Contract surrenders ...................      (386,793)    (1,053,417)    (3,406,060)    (4,992,826)      (864,359)      (708,387)
  Participant transfers to other
    funding options .....................    (1,818,156)    (2,475,713)    (9,736,893)   (11,896,191)      (940,808)    (1,170,756)
  Other payments to participants ........      (141,735)            --       (432,085)      (857,208)      (237,782)      (162,496)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (1,285,381)    (1,586,707)    (3,060,214)      (266,279)     8,918,514      9,032,806
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (1,317,885)    (1,647,329)    (3,248,269)      (499,814)    12,863,825     12,907,046


NET ASSETS:
    Beginning of year ...................     6,389,330      8,036,659     18,486,689     18,986,503     23,826,760     10,919,714
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  5,071,445   $  6,389,330   $ 15,238,420   $ 18,486,689   $ 36,690,585   $ 23,826,760
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

         DYNAMIC CAPITAL                             MID CAP
     APPRECIATION PORTFOLIO -                      PORTFOLIO -
         SERVICE CLASS 2                         SERVICE CLASS 2                          COMBINED
----------------------------------    ----------------------------------    ----------------------------------
       2004               2003               2004               2003               2004               2003
       ----               ----               ----               ----               ----               ----
$        (8,638)   $        (8,907)   $      (277,460)   $      (108,851)   $       (51,465)   $     1,117,140
         19,669            117,777            132,086             48,438          2,536,392        (31,779,015)

        (20,410)            75,799          4,121,206          3,033,597        112,550,221        243,378,666
---------------    ---------------    ---------------    ---------------    ---------------    ---------------


         (9,379)           184,669          3,975,832          2,973,184        115,035,148        212,716,791
---------------    ---------------    ---------------    ---------------    ---------------    ---------------


             --            124,870          3,013,054          2,188,453         63,290,834        106,582,744

         17,683          1,268,443          4,668,165          4,124,251        129,120,609        498,654,124
            (45)               (52)            (2,354)            (1,534)          (293,822)          (310,652)
       (199,858)           (25,445)          (808,648)          (374,421)       (99,029,573)      (110,685,725)

        (29,793)        (1,454,116)          (702,851)        (1,281,345)       (99,616,724)      (450,164,652)
             --                 --           (161,274)           (22,380)       (23,680,311)       (25,859,596)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------


       (212,013)           (86,300)         6,006,092          4,633,024        (30,208,987)        18,216,243
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

       (221,392)            98,369          9,981,924          7,606,208         84,826,161        230,933,034



        730,433            632,064         13,616,146          6,009,938      1,228,724,114        997,791,080
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$       509,041    $       730,433    $    23,598,070    $    13,616,146    $ 1,313,550,275    $ 1,228,724,114
===============    ===============    ===============    ===============    ===============    ===============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund ABD II for Variable Annuities ("Fund ABD II") is a separate account of The Travelers Life and Annuity Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Company. Fund ABD II is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund ABD II includes the Travelers Portfolio Architect Annuity, Travelers Life & Annuity Portfolio Architect Select Annuity, The Travelers Life & Annuity Access Annuity, The Travelers Life & Annuity Access Select Annuity, Travelers Premier Advisers Annuity, Travelers Premier Advisers II Annuity, and Travelers Life & Annuity Premier Advisers III Annuity products.

Participant purchase payments applied to Fund ABD II are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2004, the investments comprising Fund ABD II were:

   Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
     Company
   High Yield Bond Trust, Massachusetts business trust, Affiliate of The Company Managed Assets Trust, Massachusetts business trust, Affiliate of The Company Money Market Portfolio, Massachusetts business trust, Affiliate of The
     Company
   AIM Variable Insurance Funds, Inc., Delaware business trust
       AIM V.I. Premier Equity Fund - Series I
   AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
       AllianceBernstein Premier Growth Portfolio - Class B
   American Funds Insurance Series, Massachusetts business trust
       Global Growth Fund - Class 2 Shares
       Growth Fund - Class 2 Shares
       Growth-Income Fund - Class 2 Shares
   Credit Suisse Trust, Massachusetts business trust
       Credit Suisse Trust Emerging Markets Portfolio
   Delaware VIP Trust, Maryland business trust
       Delaware VIP REIT Series - Standard Class
   Dreyfus Variable Investment Fund, Maryland business trust
       Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial
         Shares
       Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial
         Shares
   Franklin Templeton Variable Insurance Products Trust, Massachusetts business trust
       Mutual Shares Securities Fund - Class 2 Shares
       Templeton Developing Markets Securities Fund - Class 2 Shares
       Templeton Foreign Securities Fund - Class 2 Shares
       Templeton Growth Securities Fund - Class 2 Shares
   Greenwich Street Series Fund, Massachusetts business trust, Affiliate of The
     Company
       Appreciation Portfolio
       Diversified Strategic Income Portfolio
       Equity Index Portfolio - Class II Shares
       Fundamental Value Portfolio
       Salomon Brothers  Variable  Aggressive  Growth Fund - Class I Shares
         (Formerly Salomon Brothers Variable Emerging Growth Fund - Class I Shares)
       Salomon Brothers Variable Growth & Income Fund - Class I Shares
   Janus Aspen Series, Delaware business trust
       Balanced Portfolio - Service Shares
       Capital Appreciation Portfolio - Service Shares
       Global Life Sciences Portfolio - Service Shares
       Global Technology Portfolio - Service Shares
       Mid Cap Value Portfolio - Service Shares
       Worldwide Growth Portfolio - Service Shares
   Lazard Retirement Series, Inc., Massachusetts business trust
       Lazard Retirement Small Cap Portfolio

   Lord Abbett Series Fund, Inc., Maryland business trust
       Growth and Income Portfolio
       Mid-Cap Value Portfolio
   Merrill Lynch Variable Series Funds, Inc., Maryland business trust
       Merrill Lynch Global Allocation V.I. Fund - Class III
       Merrill Lynch Value  Opportunities  V.I. Fund - Class III (Formerly
         Merrill Lynch Small Cap Value V.I. Fund - Class III)
   Morgan Stanley Variable Investment Series, Massachusetts business trust
       The Dividend Growth Portfolio - Class Y
       The Equity Portfolio - Class Y
       The S&P 500 Index Portfolio - Class Y
   Oppenheimer Variable Account Funds, Massachusetts business trust
       Oppenheimer Main Street Fund/VA - Service Shares
   PIMCO Variable Insurance Trust, Massachusetts business trust
       Real Return Portfolio - Administrative Class
       Total Return Portfolio - Administrative Class
   Putnam Variable Trust, Massachusetts business trust
       Putnam VT Discovery Growth Fund - Class IB Shares
       Putnam VT International Equity Fund - Class IB Shares
       Putnam VT Small Cap Value Fund - Class IB Shares
   Salomon Brothers Variable Series Funds Inc., Maryland business trust,
     Affiliate of The Company
       All Cap Fund - Class I
       High Yield Bond Fund - Class I
       Investors Fund - Class I
       Large Cap Growth Fund - Class I
       Small Cap Growth Fund - Class I
       Strategic Bond Fund - Class I
   Scudder Variable Series I, Massachusetts business trust
       Growth and Income Portfolio - Class B
   Scudder Variable Series II, Massachusetts business trust
       Scudder International Select Equity Portfolio - Class B
   The Travelers Series Trust, Massachusetts business trust, Affiliate of The
     Company
       Convertible Securities Portfolio
       Disciplined Mid Cap Stock Portfolio
       Equity Income Portfolio
       Federated High Yield Portfolio
       Federated Stock Portfolio
       Large Cap Portfolio
       Lazard International Stock Portfolio
       Merrill Lynch Large Cap Core Portfolio
       MFS Emerging Growth Portfolio
       MFS Mid Cap Growth Portfolio
       MFS Value Portfolio
       Pioneer Fund Portfolio
       Social Awareness Stock Portfolio
       Travelers Quality Bond Portfolio
       U.S. Government Securities Portfolio

   The Universal Institutional Funds, Inc., Maryland business trust
       Core Plus Fixed Income Portfolio - Class II
       Emerging Markets Equity Portfolio - Class I
       Equity and Income Portfolio - Class II
       Equity Growth Portfolio - Class I
       Global Franchise Portfolio - Class II Shares
       Global Value Equity Portfolio - Class I
       Mid Cap Growth Portfolio - Class I
       Mid Cap Value Portfolio - Class I (Formerly U.S. Mid Cap Core Portfolio,
         Class I)
       Small Company Growth Portfolio - Class II
       Technology Portfolio - Class I
       U.S. Real Estate  Securities Portfolio - Class I
       Value Portfolio - Class I
   Travelers Series Fund Inc., Maryland business trust, Affiliate of The Company
       AIM Capital Appreciation Portfolio
       MFS Total Return Portfolio
       Pioneer Strategic Income Portfolio
       SB Adjustable Rate Income Portfolio - Class I Shares
       Smith Barney Aggressive Growth Portfolio
       Smith Barney Large Capitalization Growth Portfolio
       Strategic Equity Portfolio
   Van Kampen Life Investment Trust, Delaware business trust
       Comstock Portfolio Class I Shares
       Comstock Portfolio Class II Shares
       Emerging Growth Portfolio
       Emerging Growth Portfolio Class II Shares
       Enterprise Portfolio Class I Shares
       Enterprise Portfolio Class II Shares
       Government Portfolio Class I Shares
       Government Portfolio Class II Shares
       Growth and Income Portfolio Class I Shares
       Growth and Income Portfolio Class II Shares
       Money Market Portfolio Class I Shares
       Money Market Portfolio Class II Shares
   Variable Insurance Products Fund II, Massachusetts business trust
       Contrafund(R) Portfolio - Service Class 2
   Variable Insurance Products Fund III, Massachusetts business trust
       Dynamic Capital Appreciation Portfolio - Service Class 2
       Mid Cap Portfolio - Service Class 2

Not all funds may be available in all states or to all contract owners.

Effective April 30, 2003, The Janus Aspen Series: Strategic Value Portfolio - Service Shares was merged into the Janus Aspen Series: Mid Cap Value Portfolio - Service Shares. At the effective date, Fund ABD II held 168,669 shares of
Strategic Value Portfolio - Service Shares having a market value of $1,234,995.98 which were exchanged for 122,995 shares of Mid Cap Value Portfolio
- Service Shares in equal value

Effective October 31, 2003, The Universal Institutional Funds, Inc.: Active International Allocation Portfolio, Class I was liquidated. At the effective date, Fund ABD II held 390,131 shares of Active International Allocation Portfolio - Class I having a market value of $2,746,521.45, which were used to purchase 453,877 shares of Van Kampen Life Investment Trust: Money Market Portfolio - Class I Shares and 2,292,644 shares of Van Kampen Life Investment
Trust: Money Market Portfolio - Class II Shares in equal value.

The following is a summary of significant accounting policies consistently followed by Fund ABD II in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date

FEDERAL INCOME TAXES. The operations of Fund ABD II form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund ABD II. Fund ABD II is not taxed as a "regulated investment company" under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS. In 2001, Fund ABD II adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $174,166,014 and $195,923,254 respectively, for the year ended December 31, 2004. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $1,241,918,049 at December 31, 2004. Gross unrealized appreciation for all investments at December 31, 2004 was $134,884,167. Gross unrealized depreciation for all investments at December 31, 2003 was $63,270,721.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values;

  - Mortality and Expense Risks assumed by The Company (M&E)
  - Administrative fees paid for administrative expenses (ADM)
  - Enhanced Stepped-up Provision, if elected by the contract owner (E.S.P.)
  - Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner
    (GMWB)
  - Guaranteed Minimum Accumulation Benefit, if elected by the contract owner
    (GMAB)

Below is a table displaying separate account charges with their associated products offered in this Separate Account for each funding option.

------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                    ABD II
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Asset-based Charges
                                                                      --------------------------------------------------------------
                                                                                            Optional Features
    Separate Account Charge (1)                                                          --------------------------------     Total
     (as identified in Note 5)      Product                              M&E       ADM       E.S.P.     GMWB       GMAB      Charge
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 1.40%       Access                              1.25%     0.15%                                      1.40%
                                    Access Select                       1.25%     0.15%                                      1.40%
                                    Portfolio Architect                 1.25%     0.15%                                      1.40%
                                    Portfolio Architect Select          1.25%     0.15%                                      1.40%
                                    Premier Advisers                    1.25%     0.15%                                      1.40%

Separate Account Charge 1.50%       Premier Advisers II                 1.35%     0.15%                                      1.50%

Separate Account Charge 1.60%       Portfolio Architect                 1.25%     0.15%      0.20%                           1.60%
                                    Portfolio Architect Select          1.25%     0.15%      0.20%                           1.60%
                                    Premier Advisers                    1.25%     0.15%      0.20%                           1.60%
                                    Premier Advisers III                1.45%     0.15%                                      1.60%

Separate Account Charge 1.70%       Premier Advisers II                 1.35%     0.15%      0.20%                           1.70%

Separate Account Charge 1.75%       Premier Advisers III                1.45%     0.15%      0.15%                           1.75%

Separate Account Charge 1.80%       Portfolio Architect                 1.25%     0.15%                 0.40%                1.80%

Separate Account Charge 1.90%       Premier Advisers II                 1.35%     0.15%                 0.40%                1.90%

Separate Account Charge 2.00%       Portfolio Architect                 1.25%     0.15%      0.20%      0.40%                2.00%
                                    Premier Advisers III                1.45%     0.15%                 0.40%                2.00%

Separate Account Charge 2.10%       Premier Advisers III                1.45%     0.15%                           0.50%      2.10%
                                    Premier Advisers II                 1.35%     0.15%      0.20%      0.40%                2.10%

Separate Account Charge 2.15%       Premier Advisers III                1.45%     0.15%      0.15%      0.40%                2.15%

Separate Account Charge 2.25%       Premier Advisers III                1.45%     0.15%      0.15%                0.50%      2.25%

------------------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values displayed in Note 5 may not be available through certain sub-accounts. If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 5.

For contracts in the accumulation phase with a contract value less than $40,000, an annual charge of $30 (prorated for partial periods) is assessed through the redemption of units and paid to The Company to cover administrative charges.

No sales charges are deducted from participant Purchase Payments when they are received. However, a withdrawal charge will apply, assessed through the redemption of units, if Purchase Payments are withdrawn as noted directly below.

-----------------------------------------------------------------------------------------------
Product                             Withdrawal charge (as a percentage of the amount withdrawn)
-----------------------------------------------------------------------------------------------
Access                              N/A
Access Select                       N/A
Portfolio Architect                 Up to 6% decreasing to 0% in years 8 and later
Portfolio Architect Select          Up to 6% decreasing to 0% in years 8 and later
Premier Advisers                    Up to 6% decreasing to 0% in years 8 and later
Premier Advisers II                 Up to 6% decreasing to 0% in years 8 and later
Premier Advisers III                Up to 6% decreasing to 0% in years 8 and later
-----------------------------------------------------------------------------------------------

Withdrawal charges for ABD include $1,882,295 and $1,885,073 for the years ended December 31, 2004 and 2003, respectively. These charges are included in contract surrenders on the Statement of Changes in Net Assets.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. SUBSEQUENT EVENT NOTE

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, Citicorp International Life Insurance Company, The Travelers Life and Annuity Reinsurance Company, and certain other domestic and international insurance businesses (the "Life Insurance and Annuity Businesses") to MetLife, Inc. ("MetLife") pursuant to an Acquisition Agreement (the "Agreement"). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be closed this summer.

The transaction contemplates that TIC's Primerica Life segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the "Dispositions"). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion. In connection with the consummation of the sale of the Life Insurance and Annuity Business, Citigroup and MetLife will also enter into multi-year distribution agreements.

5. NET CONTRACT OWNERS' EQUITY

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Capital Appreciation Fund
    Separate Account Charges 1.40% ................    30,543,833              --   $ 1.865    $    56,978,799         $      --
    Separate Account Charges 1.50% ................            --              --     1.196                 --                --
    Separate Account Charges 1.60% ................       196,987              --     1.851            364,712                --
    Separate Account Charges 1.70% ................            --              --     1.188                 --                --
    Separate Account Charges 1.75% ................            --              --     1.350                 --                --
    Separate Account Charges 1.80% ................       165,533              --     1.492            246,900                --
    Separate Account Charges 1.90% ................            --              --     1.489                 --                --
    Separate Account Charges 2.00% ................            --              --     1.486                 --                --
    Separate Account Charges 2.10% ................            --              --     1.483                 --                --
    Separate Account Charges 2.15% ................            --              --     1.341                 --                --
    Separate Account Charges 2.25% ................            --              --     1.170                 --                --

High Yield Bond Trust
    Separate Account Charges 1.40% ................        47,427              --     1.070             50,737                --
    Separate Account Charges 1.50% ................            --              --     1.069                 --                --
    Separate Account Charges 1.60% ................            --              --     1.068                 --                --
    Separate Account Charges 1.70% ................            --              --     1.068                 --                --
    Separate Account Charges 1.75% ................            --              --     1.067                 --                --
    Separate Account Charges 1.80% ................            --              --     1.067                 --                --
    Separate Account Charges 1.90% ................            --              --     1.066                 --                --
    Separate Account Charges 2.00% ................            --              --     1.066                 --                --
    Separate Account Charges 2.10% ................            --              --     1.065                 --                --
    Separate Account Charges 2.15% ................            --              --     1.065                 --                --
    Separate Account Charges 2.25% ................            --              --     1.076                 --                --

Managed Assets Trust
    Separate Account Charges 1.40% ................        10,272              --     1.078             11,074                --
    Separate Account Charges 1.50% ................            --              --     1.077                 --                --
    Separate Account Charges 1.60% ................         3,253              --     1.077              3,502                --
    Separate Account Charges 1.70% ................            --              --     1.076                 --                --
    Separate Account Charges 1.75% ................            --              --     1.076                 --                --
    Separate Account Charges 1.80% ................            --              --     1.075                 --                --
    Separate Account Charges 1.90% ................            --              --     1.075                 --                --
    Separate Account Charges 2.00% ................            --              --     1.074                 --                --
    Separate Account Charges 2.10% ................            --              --     1.073                 --                --
    Separate Account Charges 2.15% ................            --              --     1.073                 --                --
    Separate Account Charges 2.25% ................            --              --     1.072                 --                --

Money Market Portfolio
    Separate Account Charges 1.40% ................    17,581,926              --     1.175         20,653,453                --
    Separate Account Charges 1.50% ................            --              --     0.988                 --                --
    Separate Account Charges 1.60% ................       355,009              --     1.166            413,894                --
    Separate Account Charges 1.70% ................            --              --     0.982                 --                --
    Separate Account Charges 1.75% ................            --              --     0.987                 --                --
    Separate Account Charges 1.80% ................        29,863              --     0.983             29,360                --
    Separate Account Charges 1.90% ................            --              --     0.981                 --                --
    Separate Account Charges 2.00% ................            --              --     0.979                 --                --
    Separate Account Charges 2.10% ................            --              --     0.978                 --                --
    Separate Account Charges 2.15% ................            --              --     0.980                 --                --
    Separate Account Charges 2.25% ................            --              --     0.995                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
AIM Variable Insurance Funds, Inc.
  AIM V.I. Premier Equity Fund - Series I
    Separate Account Charges 1.40% ................     3,612,300              --   $ 0.668    $     2,412,182         $      --
    Separate Account Charges 1.50% ................            --              --     1.009                 --                --
    Separate Account Charges 1.60% ................       157,758              --     0.663            104,551                --
    Separate Account Charges 1.70% ................            --              --     1.002                 --                --
    Separate Account Charges 1.75% ................            --              --     1.164                 --                --
    Separate Account Charges 1.80% ................        41,292              --     1.316             54,334                --
    Separate Account Charges 1.90% ................            --              --     1.313                 --                --
    Separate Account Charges 2.00% ................            --              --     1.311                 --                --
    Separate Account Charges 2.10% ................            --              --     1.309                 --                --
    Separate Account Charges 2.15% ................            --              --     1.157                 --                --
    Separate Account Charges 2.25% ................            --              --     1.051                 --                --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 1.40% ................    12,239,636              --     0.567          6,942,764                --
    Separate Account Charges 1.50% ................            --              --     1.046                 --                --
    Separate Account Charges 1.60% ................       343,123              --     0.563            193,176                --
    Separate Account Charges 1.70% ................            --              --     1.040                 --                --
    Separate Account Charges 1.75% ................            --              --     1.176                 --                --
    Separate Account Charges 1.80% ................        20,750              --     1.335             27,702                --
    Separate Account Charges 1.90% ................            --              --     1.333                 --                --
    Separate Account Charges 2.00% ................         7,813              --     1.330             10,392                --
    Separate Account Charges 2.10% ................            --              --     1.328                 --                --
    Separate Account Charges 2.15% ................            --              --     1.168                 --                --
    Separate Account Charges 2.25% ................            --              --     1.059                 --                --

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 1.40% ................       116,390              --     1.450            168,751                --
    Separate Account Charges 1.50% ................            --              --     1.447                 --                --
    Separate Account Charges 1.60% ................            --              --     1.445                 --                --
    Separate Account Charges 1.70% ................            --              --     1.443                 --                --
    Separate Account Charges 1.75% ................            --              --     1.345                 --                --
    Separate Account Charges 1.80% ................            --              --     1.440                 --                --
    Separate Account Charges 1.90% ................            --              --     1.438                 --                --
    Separate Account Charges 2.00% ................            --              --     1.435                 --                --
    Separate Account Charges 2.10% ................            --              --     1.433                 --                --
    Separate Account Charges 2.15% ................            --              --     1.337                 --                --
    Separate Account Charges 2.25% ................            --              --     1.114                 --                --
  Growth Fund - Class 2 Shares
    Separate Account Charges 1.40% ................       220,980              --     1.385            305,970                --
    Separate Account Charges 1.50% ................            --              --     1.382                 --                --
    Separate Account Charges 1.60% ................            --              --     1.380                 --                --
    Separate Account Charges 1.70% ................            --              --     1.378                 --                --
    Separate Account Charges 1.75% ................            --              --     1.272                 --                --
    Separate Account Charges 1.80% ................            --              --     1.375                 --                --
    Separate Account Charges 1.90% ................            --              --     1.373                 --                --
    Separate Account Charges 2.00% ................            --              --     1.371                 --                --
    Separate Account Charges 2.10% ................            --              --     1.369                 --                --
    Separate Account Charges 2.15% ................            --              --     1.264                 --                --
    Separate Account Charges 2.25% ................            --              --     1.086                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
American Funds Insurance Series (continued)
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 1.40% ................     3,490,980              --   $ 1.364    $     4,761,112         $      --
    Separate Account Charges 1.50% ................            --              --     1.362                 --                --
    Separate Account Charges 1.60% ................       103,349              --     1.359            140,481                --
    Separate Account Charges 1.70% ................            --              --     1.357                 --                --
    Separate Account Charges 1.75% ................            --              --     1.256                 --                --
    Separate Account Charges 1.80% ................       519,744              --     1.355            704,129                --
    Separate Account Charges 1.90% ................            --              --     1.353                 --                --
    Separate Account Charges 2.00% ................            --              --     1.350                 --                --
    Separate Account Charges 2.10% ................            --              --     1.348                 --                --
    Separate Account Charges 2.15% ................            --              --     1.248                 --                --
    Separate Account Charges 2.25% ................            --              --     1.065                 --                --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio
    Separate Account Charges 1.40% ................     4,140,741              --     1.195          4,947,488                --
    Separate Account Charges 1.50% ................            --              --     1.826                 --                --
    Separate Account Charges 1.60% ................        20,143              --     1.186             23,886                --
    Separate Account Charges 1.70% ................            --              --     1.814                 --                --
    Separate Account Charges 1.75% ................            --              --     1.622                 --                --
    Separate Account Charges 1.80% ................         4,565              --     1.776              8,108                --
    Separate Account Charges 1.90% ................            --              --     1.773                 --                --
    Separate Account Charges 2.00% ................            --              --     1.770                 --                --
    Separate Account Charges 2.10% ................            --              --     1.766                 --                --
    Separate Account Charges 2.15% ................            --              --     1.611                 --                --
    Separate Account Charges 2.25% ................            --              --     1.287                 --                --

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 1.40% ................     4,313,846              --     2.123          9,158,021                --
    Separate Account Charges 1.50% ................            --              --     1.938                 --                --
    Separate Account Charges 1.60% ................       126,020              --     2.107            265,524                --
    Separate Account Charges 1.70% ................            --              --     1.926                 --                --
    Separate Account Charges 1.75% ................            --              --     1.535                 --                --
    Separate Account Charges 1.80% ................       109,250              --     1.768            193,113                --
    Separate Account Charges 1.90% ................            --              --     1.764                 --                --
    Separate Account Charges 2.00% ................         1,281              --     1.761              2,256                --
    Separate Account Charges 2.10% ................            --              --     1.758                 --                --
    Separate Account Charges 2.15% ................            --              --     1.525                 --                --
    Separate Account Charges 2.25% ................            --              --     1.288                 --                --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio - Initial Shares
    Separate Account Charges 1.40% ................     7,863,571              --     1.089          8,560,922                --
    Separate Account Charges 1.50% ................            --              --     1.131                 --                --
    Separate Account Charges 1.60% ................       259,373              --     1.081            280,252                --
    Separate Account Charges 1.70% ................            --              --     1.124                 --                --
    Separate Account Charges 1.75% ................            --              --     1.140                 --                --
    Separate Account Charges 1.80% ................       136,971              --     1.286            176,117                --
    Separate Account Charges 1.90% ................            --              --     1.283                 --                --
    Separate Account Charges 2.00% ................        20,638              --     1.281             26,438                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Dreyfus Variable Investment Fund (continued)
  Dreyfus VIF Appreciation Portfolio - Initial Shares (continued)
    Separate Account Charges 2.10% ................            --              --   $ 1.279    $            --         $      --
    Separate Account Charges 2.15% ................            --              --     1.133                 --                --
    Separate Account Charges 2.25% ................            --              --     1.023                 --                --
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 1.40% ................    16,707,911              --     1.244         20,783,673                --
    Separate Account Charges 1.50% ................            --              --     1.345                 --                --
    Separate Account Charges 1.60% ................       348,659              --     1.235            430,447                --
    Separate Account Charges 1.70% ................            --              --     1.336                 --                --
    Separate Account Charges 1.75% ................            --              --     1.304                 --                --
    Separate Account Charges 1.80% ................       127,616              --     1.479            188,728                --
    Separate Account Charges 1.90% ................            --              --     1.476                 --                --
    Separate Account Charges 2.00% ................        11,342              --     1.473             16,711                --
    Separate Account Charges 2.10% ................            --              --     1.471                 --                --
    Separate Account Charges 2.15% ................            --              --     1.296                 --                --
    Separate Account Charges 2.25% ................            --              --     1.094                 --                --

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund - Class 2 Shares
    Separate Account Charges 1.40% ................       938,346              --     1.158          1,086,535                --
    Separate Account Charges 1.50% ................            --              --     1.155                 --                --
    Separate Account Charges 1.60% ................        38,043              --     1.152             43,817                --
    Separate Account Charges 1.70% ................            --              --     1.149                 --                --
    Separate Account Charges 1.75% ................            --              --     1.256                 --                --
    Separate Account Charges 1.80% ................       326,399              --     1.403            457,874                --
    Separate Account Charges 1.90% ................            --              --     1.400                 --                --
    Separate Account Charges 2.00% ................        13,997              --     1.398             19,562                --
    Separate Account Charges 2.10% ................            --              --     1.395                 --                --
    Separate Account Charges 2.15% ................            --              --     1.248                 --                --
    Separate Account Charges 2.25% ................            --              --     1.101                 --                --
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 1.40% ................        38,923              --     1.781             69,307                --
    Separate Account Charges 1.50% ................            --              --     1.778                 --                --
    Separate Account Charges 1.60% ................            --              --     1.775                 --                --
    Separate Account Charges 1.70% ................            --              --     1.772                 --                --
    Separate Account Charges 1.75% ................            --              --     1.628                 --                --
    Separate Account Charges 1.80% ................            --              --     1.769                 --                --
    Separate Account Charges 1.90% ................            --              --     1.766                 --                --
    Separate Account Charges 2.00% ................            --              --     1.763                 --                --
    Separate Account Charges 2.10% ................            --              --     1.760                 --                --
    Separate Account Charges 2.15% ................            --              --     1.618                 --                --
    Separate Account Charges 2.25% ................            --              --     1.262                 --                --
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 1.40% ................         6,533              --     1.152              7,525                --
    Separate Account Charges 1.50% ................            --              --     1.151                 --                --
    Separate Account Charges 1.60% ................            --              --     1.150                 --                --
    Separate Account Charges 1.70% ................            --              --     1.150                 --                --
    Separate Account Charges 1.75% ................            --              --     1.149                 --                --
    Separate Account Charges 1.80% ................            --              --     1.149                 --                --
    Separate Account Charges 1.90% ................            --              --     1.148                 --                --
    Separate Account Charges 2.00% ................            --              --     1.147                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Franklin Templeton Variable Insurance Products Trust (continued)
  Templeton Foreign Securities Fund - Class 2 Shares (continued)
    Separate Account Charges 2.10% ................            --              --   $ 1.146    $            --         $      --
    Separate Account Charges 2.15% ................            --              --     1.146                 --                --
    Separate Account Charges 2.25% ................            --              --     1.157                 --                --
  Templeton Growth Securities Fund - Class 2 Shares
    Separate Account Charges 1.40% ................     1,920,592              --     1.180          2,266,899                --
    Separate Account Charges 1.50% ................            --              --     1.177                 --                --
    Separate Account Charges 1.60% ................       282,741              --     1.174            331,945                --
    Separate Account Charges 1.70% ................            --              --     1.171                 --                --
    Separate Account Charges 1.75% ................            --              --     1.352                 --                --
    Separate Account Charges 1.80% ................       252,892              --     1.540            389,437                --
    Separate Account Charges 1.90% ................            --              --     1.537                 --                --
    Separate Account Charges 2.00% ................         6,879              --     1.534             10,554                --
    Separate Account Charges 2.10% ................            --              --     1.531                 --                --
    Separate Account Charges 2.15% ................            --              --     1.344                 --                --
    Separate Account Charges 2.25% ................            --              --     1.120                 --                --

Greenwich Street Series Fund
  Appreciation Portfolio
    Separate Account Charges 1.40% ................    22,475,470              --     1.426         32,046,714                --
    Separate Account Charges 1.50% ................            --              --     1.216                 --                --
    Separate Account Charges 1.60% ................       297,701              --     1.415            421,288                --
    Separate Account Charges 1.70% ................            --              --     1.208                 --                --
    Separate Account Charges 1.75% ................            --              --     1.199                 --                --
    Separate Account Charges 1.80% ................            --              --     1.349                 --                --
    Separate Account Charges 1.90% ................            --              --     1.346                 --                --
    Separate Account Charges 2.00% ................            --              --     1.344                 --                --
    Separate Account Charges 2.10% ................            --              --     1.341                 --                --
    Separate Account Charges 2.15% ................            --              --     1.191                 --                --
    Separate Account Charges 2.25% ................            --              --     1.057                 --                --
  Diversified Strategic Income Portfolio
    Separate Account Charges 1.40% ................    14,607,172              --     1.364         19,927,694                --
    Separate Account Charges 1.50% ................            --              --     1.211                 --                --
    Separate Account Charges 1.60% ................            --              --     1.354                 --                --
    Separate Account Charges 1.70% ................            --              --     1.203                 --                --
    Separate Account Charges 1.75% ................            --              --     1.071                 --                --
    Separate Account Charges 1.80% ................            --              --     1.142                 --                --
    Separate Account Charges 1.90% ................            --              --     1.139                 --                --
    Separate Account Charges 2.00% ................            --              --     1.137                 --                --
    Separate Account Charges 2.10% ................            --              --     1.135                 --                --
    Separate Account Charges 2.15% ................            --              --     1.064                 --                --
    Separate Account Charges 2.25% ................            --              --     1.071                 --                --
  Equity Index Portfolio - Class II Shares
    Separate Account Charges 1.40% ................    15,207,948              --     0.889         13,519,758                --
    Separate Account Charges 1.50% ................            --              --     1.194                 --                --
    Separate Account Charges 1.60% ................       534,259              --     0.882            471,373                --
    Separate Account Charges 1.70% ................            --              --     1.186                 --                --
    Separate Account Charges 1.75% ................            --              --     1.230                 --                --
    Separate Account Charges 1.80% ................       237,163              --     1.405            333,224                --
    Separate Account Charges 1.90% ................            --              --     1.402                 --                --
    Separate Account Charges 2.00% ................            --              --     1.400                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Greenwich Street Series Fund (continued)
  Equity Index Portfolio - Class II Shares (continued)
    Separate Account Charges 2.10% ................            --              --   $ 1.397    $            --         $      --
    Separate Account Charges 2.15% ................            --              --     1.222                 --                --
    Separate Account Charges 2.25% ................            --              --     1.070                 --                --
  Fundamental Value Portfolio
    Separate Account Charges 1.40% ................    20,539,275              --     1.440         29,579,544                --
    Separate Account Charges 1.50% ................            --              --     1.325                 --                --
    Separate Account Charges 1.60% ................       807,114              --     1.429          1,153,620                --
    Separate Account Charges 1.70% ................            --              --     1.316                 --                --
    Separate Account Charges 1.75% ................            --              --     1.267                 --                --
    Separate Account Charges 1.80% ................            --              --     1.515                 --                --
    Separate Account Charges 1.90% ................            --              --     1.513                 --                --
    Separate Account Charges 2.00% ................            --              --     1.510                 --                --
    Separate Account Charges 2.10% ................            --              --     1.507                 --                --
    Separate Account Charges 2.15% ................            --              --     1.259                 --                --
    Separate Account Charges 2.25% ................            --              --     1.058                 --                --
  Salomon Brothers Variable Aggressive Growth Fund - Class I Shares
    Separate Account Charges 1.40% ................       385,280              --     1.126            433,873                --
    Separate Account Charges 1.50% ................            --              --     1.123                 --                --
    Separate Account Charges 1.60% ................        26,812              --     1.120             30,032                --
    Separate Account Charges 1.70% ................            --              --     1.117                 --                --
    Separate Account Charges 1.75% ................        22,952              --     1.223             28,073                --
    Separate Account Charges 1.80% ................       104,620              --     1.498            156,669                --
    Separate Account Charges 1.90% ................            --              --     1.495                 --                --
    Separate Account Charges 2.00% ................       550,642              --     1.492            821,524                --
    Separate Account Charges 2.10% ................            --              --     1.489                 --                --
    Separate Account Charges 2.15% ................       331,571              --     1.215            403,023                --
    Separate Account Charges 2.25% ................            --              --     1.055                 --                --
  Salomon Brothers Variable Growth & Income Fund - Class I Shares
    Separate Account Charges 1.40% ................        93,171              --     1.098            102,270                --
    Separate Account Charges 1.50% ................            --              --     1.095                 --                --
    Separate Account Charges 1.60% ................            --              --     1.092                 --                --
    Separate Account Charges 1.70% ................            --              --     1.089                 --                --
    Separate Account Charges 1.75% ................            --              --     1.208                 --                --
    Separate Account Charges 1.80% ................        89,835              --     1.404            126,141                --
    Separate Account Charges 1.90% ................            --              --     1.402                 --                --
    Separate Account Charges 2.00% ................            --              --     1.399                 --                --
    Separate Account Charges 2.10% ................            --              --     1.396                 --                --
    Separate Account Charges 2.15% ................            --              --     1.201                 --                --
    Separate Account Charges 2.25% ................            --              --     1.066                 --                --

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Separate Account Charges 1.40% ................    13,862,916              --     1.004         13,924,372                --
    Separate Account Charges 1.50% ................     2,152,427              --     1.174          2,527,685                --
    Separate Account Charges 1.60% ................     1,878,827              --     0.997          1,872,988                --
    Separate Account Charges 1.70% ................     1,072,488              --     1.167          1,251,243                --
    Separate Account Charges 1.75% ................            --              --     1.124                 --                --
    Separate Account Charges 1.80% ................       168,150              --     1.213            203,890                --
    Separate Account Charges 1.90% ................     1,227,819              --     1.210          1,486,000                --
    Separate Account Charges 2.00% ................        16,741              --     1.208             20,224                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Janus Aspen Series (continued)
  Balanced Portfolio - Service Shares (continued)
    Separate Account Charges 2.10% ................       216,240              --   $ 1.206    $       260,735         $      --
    Separate Account Charges 2.15% ................            --              --     1.117                 --                --
    Separate Account Charges 2.25% ................            --              --     1.069                 --                --
  Capital Appreciation Portfolio - Service Shares
    Separate Account Charges 1.40% ................     2,819,560              --     0.768          2,165,683                --
    Separate Account Charges 1.50% ................       448,151              --     1.296            580,713                --
    Separate Account Charges 1.60% ................       728,744              --     0.762            555,562                --
    Separate Account Charges 1.70% ................       130,317              --     1.287            167,768                --
    Separate Account Charges 1.75% ................            --              --     1.281                 --                --
    Separate Account Charges 1.80% ................            --              --     1.415                 --                --
    Separate Account Charges 1.90% ................       599,358              --     1.412            846,592                --
    Separate Account Charges 2.00% ................            --              --     1.410                 --                --
    Separate Account Charges 2.10% ................       180,399              --     1.407            253,863                --
    Separate Account Charges 2.15% ................            --              --     1.273                 --                --
    Separate Account Charges 2.25% ................            --              --     1.125                 --                --
  Global Life Sciences Portfolio - Service Shares
    Separate Account Charges 1.40% ................     2,091,607              --     0.907          1,896,663                --
    Separate Account Charges 1.50% ................            --              --     1.109                 --                --
    Separate Account Charges 1.60% ................        41,390              --     0.900             37,251                --
    Separate Account Charges 1.70% ................            --              --     1.101                 --                --
    Separate Account Charges 1.75% ................            --              --     1.255                 --                --
    Separate Account Charges 1.80% ................        20,626              --     1.423             29,342                --
    Separate Account Charges 1.90% ................            --              --     1.420                 --                --
    Separate Account Charges 2.00% ................            --              --     1.417                 --                --
    Separate Account Charges 2.10% ................            --              --     1.415                 --                --
    Separate Account Charges 2.15% ................            --              --     1.248                 --                --
    Separate Account Charges 2.25% ................            --              --     1.039                 --                --
  Global Technology Portfolio - Service Shares
    Separate Account Charges 1.40% ................     6,578,130              --     0.346          2,277,718                --
    Separate Account Charges 1.50% ................            --              --     1.063                 --                --
    Separate Account Charges 1.60% ................       138,753              --     0.344             47,684                --
    Separate Account Charges 1.70% ................            --              --     1.056                 --                --
    Separate Account Charges 1.75% ................            --              --     1.221                 --                --
    Separate Account Charges 1.80% ................        24,153              --     1.455             35,133                --
    Separate Account Charges 1.90% ................            --              --     1.452                 --                --
    Separate Account Charges 2.00% ................            --              --     1.449                 --                --
    Separate Account Charges 2.10% ................            --              --     1.447                 --                --
    Separate Account Charges 2.15% ................            --              --     1.213                 --                --
    Separate Account Charges 2.25% ................            --              --     1.053                 --                --
  Mid Cap Value Portfolio - Service Shares
    Separate Account Charges 1.40% ................       425,077              --     1.560            663,257                --
    Separate Account Charges 1.50% ................       246,949              --     1.558            384,679                --
    Separate Account Charges 1.60% ................       278,992              --     1.555            433,864                --
    Separate Account Charges 1.70% ................       220,092              --     1.553            341,702                --
    Separate Account Charges 1.75% ................            --              --     1.419                 --                --
    Separate Account Charges 1.80% ................            --              --     1.550                 --                --
    Separate Account Charges 1.90% ................       316,376              --     1.547            489,547                --
    Separate Account Charges 2.00% ................            --              --     1.545                 --                --
    Separate Account Charges 2.10% ................       263,424              --     1.542            406,254                --
    Separate Account Charges 2.15% ................            --              --     1.410                 --                --
    Separate Account Charges 2.25% ................            --              --     1.114                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Janus Aspen Series (continued)
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 1.40% ................    16,410,151              --   $ 0.561    $     9,202,405         $      --
    Separate Account Charges 1.50% ................       849,026              --     1.073            910,872                --
    Separate Account Charges 1.60% ................     1,998,457              --     0.557          1,112,219                --
    Separate Account Charges 1.70% ................       600,378              --     1.066            639,909                --
    Separate Account Charges 1.75% ................            --              --     1.183                 --                --
    Separate Account Charges 1.80% ................        31,959              --     1.322             42,255                --
    Separate Account Charges 1.90% ................       433,673              --     1.320            572,307                --
    Separate Account Charges 2.00% ................         1,300              --     1.317              1,713                --
    Separate Account Charges 2.10% ................       138,521              --     1.315            182,122                --
    Separate Account Charges 2.15% ................            --              --     1.176                 --                --
    Separate Account Charges 2.25% ................            --              --     1.088                 --                --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio
    Separate Account Charges 1.40% ................        33,706              --     1.513             51,009                --
    Separate Account Charges 1.50% ................            --              --     1.511                 --                --
    Separate Account Charges 1.60% ................            --              --     1.508                 --                --
    Separate Account Charges 1.70% ................            --              --     1.506                 --                --
    Separate Account Charges 1.75% ................            --              --     1.381                 --                --
    Separate Account Charges 1.80% ................            --              --     1.503                 --                --
    Separate Account Charges 1.90% ................            --              --     1.501                 --                --
    Separate Account Charges 2.00% ................            --              --     1.498                 --                --
    Separate Account Charges 2.10% ................            --              --     1.496                 --                --
    Separate Account Charges 2.15% ................            --              --     1.372                 --                --
    Separate Account Charges 2.25% ................            --              --     1.126                 --                --

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio
    Separate Account Charges 1.40% ................       206,148              --     1.382            284,979                --
    Separate Account Charges 1.50% ................            --              --     1.380                 --                --
    Separate Account Charges 1.60% ................            --              --     1.378                 --                --
    Separate Account Charges 1.70% ................            --              --     1.376                 --                --
    Separate Account Charges 1.75% ................            --              --     1.279                 --                --
    Separate Account Charges 1.80% ................       191,902              --     1.373            263,525                --
    Separate Account Charges 1.90% ................            --              --     1.371                 --                --
    Separate Account Charges 2.00% ................        22,999              --     1.369             31,477                --
    Separate Account Charges 2.10% ................            --              --     1.366                 --                --
    Separate Account Charges 2.15% ................            --              --     1.271                 --                --
    Separate Account Charges 2.25% ................            --              --     1.100                 --                --
  Mid-Cap Value Portfolio
    Separate Account Charges 1.40% ................       219,692              --     1.541            338,494                --
    Separate Account Charges 1.50% ................            --              --     1.538                 --                --
    Separate Account Charges 1.60% ................        56,720              --     1.536             87,102                --
    Separate Account Charges 1.70% ................            --              --     1.533                 --                --
    Separate Account Charges 1.75% ................            --              --     1.430                 --                --
    Separate Account Charges 1.80% ................       115,915              --     1.531            177,413                --
    Separate Account Charges 1.90% ................            --              --     1.528                 --                --
    Separate Account Charges 2.00% ................            --              --     1.525                 --                --
    Separate Account Charges 2.10% ................            --              --     1.523                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Lord Abbett Series Fund, Inc. (continued)
  Mid-Cap Value Portfolio (continued)
    Separate Account Charges 2.15% ................            --              --   $ 1.421    $            --         $      --
    Separate Account Charges 2.25% ................            --              --     1.161                 --                --

Merrill Lynch Variable Series Funds, Inc.
  Merrill Lynch Value Opportunities V.I. Fund - Class III
    Separate Account Charges 1.40% ................        13,614              --     1.208             16,448                --
    Separate Account Charges 1.50% ................            --              --     1.207                 --                --
    Separate Account Charges 1.60% ................            --              --     1.205                 --                --
    Separate Account Charges 1.70% ................            --              --     1.204                 --                --
    Separate Account Charges 1.75% ................            --              --     1.203                 --                --
    Separate Account Charges 1.80% ................            --              --     1.203                 --                --
    Separate Account Charges 1.90% ................            --              --     1.201                 --                --
    Separate Account Charges 2.00% ................            --              --     1.200                 --                --
    Separate Account Charges 2.10% ................            --              --     1.199                 --                --
    Separate Account Charges 2.15% ................            --              --     1.198                 --                --
    Separate Account Charges 2.25% ................            --              --     1.120                 --                --

Morgan Stanley Variable Investment Series
  Dividend Growth Portfolio - Class Y
    Separate Account Charges 1.40% ................            --              --     1.169                 --                --
    Separate Account Charges 1.50% ................            --              --     1.168                 --                --
    Separate Account Charges 1.60% ................       268,500              --     1.166            313,169                --
    Separate Account Charges 1.70% ................            --              --     1.165                 --                --
    Separate Account Charges 1.75% ................         6,630              --     1.164              7,718                --
    Separate Account Charges 1.80% ................            --              --     1.163                 --                --
    Separate Account Charges 1.90% ................            --              --     1.162                 --                --
    Separate Account Charges 2.00% ................       303,852              --     1.160            352,575                --
    Separate Account Charges 2.10% ................            --              --     1.159                 --                --
    Separate Account Charges 2.15% ................       153,491              --     1.158            177,758                --
    Separate Account Charges 2.25% ................            --              --     1.060                 --                --
  Equity Portfolio - Class Y
    Separate Account Charges 1.40% ................            --              --     1.182                 --                --
    Separate Account Charges 1.50% ................            --              --     1.180                 --                --
    Separate Account Charges 1.60% ................        23,165              --     1.179             27,305                --
    Separate Account Charges 1.70% ................            --              --     1.177                 --                --
    Separate Account Charges 1.75% ................            --              --     1.176                 --                --
    Separate Account Charges 1.80% ................            --              --     1.176                 --                --
    Separate Account Charges 1.90% ................            --              --     1.174                 --                --
    Separate Account Charges 2.00% ................       118,728              --     1.173            139,226                --
    Separate Account Charges 2.10% ................            --              --     1.171                 --                --
    Separate Account Charges 2.15% ................        14,350              --     1.170             16,795                --
    Separate Account Charges 2.25% ................            --              --     1.084                 --                --
  S&P 500 Index Portfolio - Class Y
    Separate Account Charges 1.40% ................            --              --     1.190                 --                --
    Separate Account Charges 1.50% ................            --              --     1.189                 --                --
    Separate Account Charges 1.60% ................     2,019,065              --     1.187          2,397,069                --
    Separate Account Charges 1.70% ................            --              --     1.186                 --                --
    Separate Account Charges 1.75% ................            --              --     1.185                 --                --
    Separate Account Charges 1.80% ................            --              --     1.184                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Morgan Stanley Variable Investment Series (continued)
  S&P 500 Index Portfolio - Class Y (continued)
    Separate Account Charges 1.90% ................            --              --   $ 1.183    $            --         $      --
    Separate Account Charges 2.00% ................     2,521,106              --     1.181          2,977,654                --
    Separate Account Charges 2.10% ................            --              --     1.180                 --                --
    Separate Account Charges 2.15% ................       359,081              --     1.179            423,286                --
    Separate Account Charges 2.25% ................            --              --     1.071                 --                --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA - Service Shares
    Separate Account Charges 1.40% ................        23,091              --     1.074             24,795                --
    Separate Account Charges 1.50% ................            --              --     1.073                 --                --
    Separate Account Charges 1.60% ................            --              --     1.072                 --                --
    Separate Account Charges 1.70% ................            --              --     1.072                 --                --
    Separate Account Charges 1.75% ................            --              --     1.071                 --                --
    Separate Account Charges 1.80% ................            --              --     1.071                 --                --
    Separate Account Charges 1.90% ................            --              --     1.070                 --                --
    Separate Account Charges 2.00% ................            --              --     1.070                 --                --
    Separate Account Charges 2.10% ................            --              --     1.069                 --                --
    Separate Account Charges 2.15% ................            --              --     1.068                 --                --
    Separate Account Charges 2.25% ................            --              --     1.063                 --                --

PIMCO Variable Insurance Trust
  Real Return Portfolio - Administrative Class
    Separate Account Charges 1.40% ................       588,626              --     1.125            662,440                --
    Separate Account Charges 1.50% ................            --              --     1.123                 --                --
    Separate Account Charges 1.60% ................        36,676              --     1.122             41,137                --
    Separate Account Charges 1.70% ................            --              --     1.120                 --                --
    Separate Account Charges 1.75% ................            --              --     1.065                 --                --
    Separate Account Charges 1.80% ................       124,786              --     1.118            139,498                --
    Separate Account Charges 1.90% ................            --              --     1.116                 --                --
    Separate Account Charges 2.00% ................            --              --     1.114                 --                --
    Separate Account Charges 2.10% ................            --              --     1.112                 --                --
    Separate Account Charges 2.15% ................            --              --     1.058                 --                --
    Separate Account Charges 2.25% ................            --              --     1.068                 --                --
  Total Return Portfolio - Administrative Class
    Separate Account Charges 1.40% ................    17,085,955              --     1.213         20,729,338                --
    Separate Account Charges 1.50% ................            --              --     1.153                 --                --
    Separate Account Charges 1.60% ................       465,728              --     1.204            560,906                --
    Separate Account Charges 1.70% ................            --              --     1.146                 --                --
    Separate Account Charges 1.75% ................            --              --     1.020                 --                --
    Separate Account Charges 1.80% ................       879,093              --     1.057            929,569                --
    Separate Account Charges 1.90% ................            --              --     1.055                 --                --
    Separate Account Charges 2.00% ................        10,564              --     1.053             11,129                --
    Separate Account Charges 2.10% ................            --              --     1.051                 --                --
    Separate Account Charges 2.15% ................            --              --     1.013                 --                --
    Separate Account Charges 2.25% ................            --              --     1.045                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Putnam Variable Trust
  Putnam VT Discovery Growth Fund - Class IB Shares
    Separate Account Charges 1.40% ................       376,752              --   $ 0.773    $       291,106         $      --
    Separate Account Charges 1.50% ................            --              --     1.180                 --                --
    Separate Account Charges 1.60% ................         5,858              --     0.767              4,493                --
    Separate Account Charges 1.70% ................            --              --     1.172                 --                --
    Separate Account Charges 1.75% ................            --              --     1.206                 --                --
    Separate Account Charges 1.80% ................            --              --     1.414                 --                --
    Separate Account Charges 1.90% ................            --              --     1.411                 --                --
    Separate Account Charges 2.00% ................            --              --     1.408                 --                --
    Separate Account Charges 2.10% ................            --              --     1.406                 --                --
    Separate Account Charges 2.15% ................            --              --     1.199                 --                --
    Separate Account Charges 2.25% ................            --              --     1.067                 --                --
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 1.40% ................     1,744,100              --     1.011          1,762,554                --
    Separate Account Charges 1.50% ................            --              --     1.338                 --                --
    Separate Account Charges 1.60% ................        76,088              --     1.003             76,330                --
    Separate Account Charges 1.70% ................            --              --     1.330                 --                --
    Separate Account Charges 1.75% ................            --              --     1.343                 --                --
    Separate Account Charges 1.80% ................        99,611              --     1.522            151,652                --
    Separate Account Charges 1.90% ................            --              --     1.520                 --                --
    Separate Account Charges 2.00% ................            --              --     1.517                 --                --
    Separate Account Charges 2.10% ................            --              --     1.514                 --                --
    Separate Account Charges 2.15% ................            --              --     1.334                 --                --
    Separate Account Charges 2.25% ................            --              --     1.160                 --                --
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 1.40% ................     2,322,411              --     1.611          3,741,965                --
    Separate Account Charges 1.50% ................            --              --     1.804                 --                --
    Separate Account Charges 1.60% ................        67,406              --     1.599            107,814                --
    Separate Account Charges 1.70% ................            --              --     1.792                 --                --
    Separate Account Charges 1.75% ................            --              --     1.587                 --                --
    Separate Account Charges 1.80% ................        32,890              --     1.918             63,085                --
    Separate Account Charges 1.90% ................            --              --     1.914                 --                --
    Separate Account Charges 2.00% ................         1,270              --     1.911              2,426                --
    Separate Account Charges 2.10% ................            --              --     1.907                 --                --
    Separate Account Charges 2.15% ................            --              --     1.578                 --                --
    Separate Account Charges 2.25% ................            --              --     1.194                 --                --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund - Class I
    Separate Account Charges 1.40% ................    14,334,230              --     1.655         23,716,594                --
    Separate Account Charges 1.50% ................     3,033,139              --     1.217          3,692,640                --
    Separate Account Charges 1.60% ................     1,977,712              --     1.642          3,247,649                --
    Separate Account Charges 1.70% ................     1,697,567              --     1.210          2,053,237                --
    Separate Account Charges 1.75% ................            --              --     1.250                 --                --
    Separate Account Charges 1.80% ................       100,787              --     1.496            150,794                --
    Separate Account Charges 1.90% ................       804,820              --     1.493          1,201,887                --
    Separate Account Charges 2.00% ................     1,069,599              --     1.491          1,594,332                --
    Separate Account Charges 2.10% ................       276,460              --     1.488            411,320                --
    Separate Account Charges 2.15% ................       947,136              --     1.242          1,176,552                --
    Separate Account Charges 2.25% ................            --              --     1.058                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Salomon Brothers Variable Series Funds Inc. (continued)
  High Yield Bond Fund - Class I
    Separate Account Charges 1.40% ................     3,553,979              --   $ 1.497    $     5,321,029         $      --
    Separate Account Charges 1.50% ................     1,163,104              --     1.470          1,709,843                --
    Separate Account Charges 1.60% ................       685,909              --     1.486          1,019,223                --
    Separate Account Charges 1.70% ................       562,376              --     1.460            821,330                --
    Separate Account Charges 1.75% ................         6,237              --     1.168              7,286                --
    Separate Account Charges 1.80% ................            --              --     1.312                 --                --
    Separate Account Charges 1.90% ................     1,375,672              --     1.309          1,800,951                --
    Separate Account Charges 2.00% ................     1,070,382              --     1.307          1,398,666                --
    Separate Account Charges 2.10% ................       133,699              --     1.304            174,379                --
    Separate Account Charges 2.15% ................       246,576              --     1.161            286,268                --
    Separate Account Charges 2.25% ................        91,961              --     1.104            101,555                --
  Investors Fund - Class I
    Separate Account Charges 1.40% ................    16,356,631              --     1.311         21,442,929                --
    Separate Account Charges 1.50% ................     1,135,738              --     1.219          1,384,685                --
    Separate Account Charges 1.60% ................     1,246,040              --     1.301          1,621,244                --
    Separate Account Charges 1.70% ................       844,833              --     1.211          1,023,314                --
    Separate Account Charges 1.75% ................         6,412              --     1.237              7,929                --
    Separate Account Charges 1.80% ................        64,707              --     1.459             94,413                --
    Separate Account Charges 1.90% ................       326,279              --     1.456            475,177                --
    Separate Account Charges 2.00% ................       139,795              --     1.454            203,212                --
    Separate Account Charges 2.10% ................       148,518              --     1.451            215,490                --
    Separate Account Charges 2.15% ................        61,631              --     1.229             75,741                --
    Separate Account Charges 2.25% ................            --              --     1.080                 --                --
  Large Cap Growth Fund - Class I
    Separate Account Charges 1.40% ................     1,300,287              --     1.130          1,469,780                --
    Separate Account Charges 1.50% ................            --              --     1.127                 --                --
    Separate Account Charges 1.60% ................       152,928              --     1.124            171,941                --
    Separate Account Charges 1.70% ................            --              --     1.121                 --                --
    Separate Account Charges 1.75% ................        34,248              --     1.166             39,940                --
    Separate Account Charges 1.80% ................        58,645              --     1.420             83,283                --
    Separate Account Charges 1.90% ................            --              --     1.417                 --                --
    Separate Account Charges 2.00% ................       620,074              --     1.415            877,301                --
    Separate Account Charges 2.10% ................            --              --     1.412                 --                --
    Separate Account Charges 2.15% ................       266,681              --     1.159            309,068                --
    Separate Account Charges 2.25% ................            --              --     0.991                 --                --
  Small Cap Growth Fund - Class I
    Separate Account Charges 1.40% ................     5,707,331              --     0.969          5,529,635                --
    Separate Account Charges 1.50% ................     1,684,417              --     1.344          2,264,489                --
    Separate Account Charges 1.60% ................     1,656,152              --     0.962          1,592,515                --
    Separate Account Charges 1.70% ................       796,943              --     1.336          1,064,426                --
    Separate Account Charges 1.75% ................        26,268              --     1.434             37,674                --
    Separate Account Charges 1.80% ................        74,165              --     1.758            130,399                --
    Separate Account Charges 1.90% ................       999,526              --     1.755          1,754,140                --
    Separate Account Charges 2.00% ................     1,048,840              --     1.752          1,837,237                --
    Separate Account Charges 2.10% ................       374,589              --     1.748            654,947                --
    Separate Account Charges 2.15% ................       702,249              --     1.425          1,000,906                --
    Separate Account Charges 2.25% ................            --              --     1.167                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Salomon Brothers Variable Series Funds Inc. (continued)
  Strategic Bond Fund - Class I
    Separate Account Charges 1.40% ................     7,493,182              --   $ 1.443    $    10,814,147         $      --
    Separate Account Charges 1.50% ................     3,926,322              --     1.275          5,007,119                --
    Separate Account Charges 1.60% ................     1,787,651              --     1.432          2,560,532                --
    Separate Account Charges 1.70% ................     1,569,904              --     1.267          1,988,949                --
    Separate Account Charges 1.75% ................       119,892              --     1.065            127,723                --
    Separate Account Charges 1.80% ................            --              --     1.153                 --                --
    Separate Account Charges 1.90% ................     3,056,349              --     1.151          3,518,275                --
    Separate Account Charges 2.00% ................     2,251,016              --     1.149          2,586,394                --
    Separate Account Charges 2.10% ................       771,504              --     1.147            884,810                --
    Separate Account Charges 2.15% ................       545,540              --     1.059            577,559                --
    Separate Account Charges 2.25% ................         1,876              --     1.070              2,008                --

Scudder Variable Series I
  Growth and Income Portfolio - Class B
    Separate Account Charges 1.40% ................            --              --     1.224                 --                --
    Separate Account Charges 1.50% ................            --              --     1.223                 --                --
    Separate Account Charges 1.60% ................        42,896              --     1.221             52,358                --
    Separate Account Charges 1.70% ................            --              --     1.219                 --                --
    Separate Account Charges 1.75% ................         6,063              --     1.218              7,384                --
    Separate Account Charges 1.80% ................            --              --     1.217                 --                --
    Separate Account Charges 1.90% ................            --              --     1.215                 --                --
    Separate Account Charges 2.00% ................       317,922              --     1.213            385,652                --
    Separate Account Charges 2.10% ................            --              --     1.211                 --                --
    Separate Account Charges 2.15% ................        92,721              --     1.210            112,210                --
    Separate Account Charges 2.25% ................            --              --     1.066                 --                --

Scudder Variable Series II
  Scudder International Select Equity Portfolio - Class B
    Separate Account Charges 1.40% ................            --              --     1.410                 --                --
    Separate Account Charges 1.50% ................            --              --     1.408                 --                --
    Separate Account Charges 1.60% ................       189,607              --     1.406            266,514                --
    Separate Account Charges 1.70% ................            --              --     1.403                 --                --
    Separate Account Charges 1.75% ................        84,970              --     1.402            119,155                --
    Separate Account Charges 1.80% ................            --              --     1.401                 --                --
    Separate Account Charges 1.90% ................            --              --     1.399                 --                --
    Separate Account Charges 2.00% ................     1,066,566              --     1.397          1,489,842                --
    Separate Account Charges 2.10% ................         3,054              --     1.395              4,260                --
    Separate Account Charges 2.15% ................       801,921              --     1.394          1,117,548                --
    Separate Account Charges 2.25% ................       146,030              --     1.167            170,351                --

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 1.40% ................    10,573,736              --     1.520         16,073,381                --
    Separate Account Charges 1.50% ................            --              --     1.229                 --                --
    Separate Account Charges 1.60% ................       256,429              --     1.509            386,873                --
    Separate Account Charges 1.70% ................            --              --     1.221                 --                --
    Separate Account Charges 1.75% ................            --              --     1.129                 --                --
    Separate Account Charges 1.80% ................        28,216              --     1.281             36,132                --
    Separate Account Charges 1.90% ................            --              --     1.278                 --                --
    Separate Account Charges 2.00% ................            --              --     1.276                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
The Travelers Series Trust (continued)
  Convertible Securities Portfolio (continued)
    Separate Account Charges 2.10% ................            --              --   $ 1.273    $            --         $      --
    Separate Account Charges 2.15% ................            --              --     1.122                 --                --
    Separate Account Charges 2.25% ................            --              --     1.043                 --                --
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 1.40% ................     7,389,340              --     2.146         15,860,900                --
    Separate Account Charges 1.50% ................            --              --     1.525                 --                --
    Separate Account Charges 1.60% ................       128,132              --     2.130            272,964                --
    Separate Account Charges 1.70% ................            --              --     1.515                 --                --
    Separate Account Charges 1.75% ................            --              --     1.369                 --                --
    Separate Account Charges 1.80% ................        84,401              --     1.568            132,377                --
    Separate Account Charges 1.90% ................            --              --     1.565                 --                --
    Separate Account Charges 2.00% ................         9,246              --     1.563             14,447                --
    Separate Account Charges 2.10% ................            --              --     1.560                 --                --
    Separate Account Charges 2.15% ................            --              --     1.361                 --                --
    Separate Account Charges 2.25% ................            --              --     1.120                 --                --
  Equity Income Portfolio
    Separate Account Charges 1.40% ................    28,399,296              --     1.810         51,391,463                --
    Separate Account Charges 1.50% ................     2,039,901              --     1.341          2,735,964                --
    Separate Account Charges 1.60% ................     2,862,543              --     1.796          5,141,047                --
    Separate Account Charges 1.70% ................       853,601              --     1.333          1,137,426                --
    Separate Account Charges 1.75% ................        70,997              --     1.231             87,372                --
    Separate Account Charges 1.80% ................       125,082              --     1.463            182,944                --
    Separate Account Charges 1.90% ................     1,608,698              --     1.460          2,348,474                --
    Separate Account Charges 2.00% ................     2,580,531              --     1.457          3,760,214                --
    Separate Account Charges 2.10% ................       404,333              --     1.454            588,074                --
    Separate Account Charges 2.15% ................       492,397              --     1.223            602,185                --
    Separate Account Charges 2.25% ................            --              --     1.103                 --                --
  Federated High Yield Portfolio
    Separate Account Charges 1.40% ................    14,387,685              --     1.464         21,058,736                --
    Separate Account Charges 1.50% ................            --              --     1.390                 --                --
    Separate Account Charges 1.60% ................       230,345              --     1.453            334,615                --
    Separate Account Charges 1.70% ................            --              --     1.381                 --                --
    Separate Account Charges 1.75% ................            --              --     1.174                 --                --
    Separate Account Charges 1.80% ................        89,703              --     1.291            115,780                --
    Separate Account Charges 1.90% ................            --              --     1.288                 --                --
    Separate Account Charges 2.00% ................         3,986              --     1.286              5,125                --
    Separate Account Charges 2.10% ................            --              --     1.284                 --                --
    Separate Account Charges 2.15% ................            --              --     1.167                 --                --
    Separate Account Charges 2.25% ................            --              --     1.079                 --                --
  Federated Stock Portfolio
    Separate Account Charges 1.40% ................     8,023,109              --     1.737         13,937,138                --
    Separate Account Charges 1.50% ................            --              --     1.258                 --                --
    Separate Account Charges 1.60% ................        42,108              --     1.724             72,597                --
    Separate Account Charges 1.70% ................            --              --     1.250                 --                --
    Separate Account Charges 1.75% ................            --              --     1.246                 --                --
    Separate Account Charges 1.80% ................        14,023              --     1.416             19,856                --
    Separate Account Charges 1.90% ................            --              --     1.413                 --                --
    Separate Account Charges 2.00% ................            --              --     1.411                 --                --
    Separate Account Charges 2.10% ................            --              --     1.408                 --                --
    Separate Account Charges 2.15% ................            --              --     1.238                 --                --
    Separate Account Charges 2.25% ................            --              --     1.080                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
The Travelers Series Trust (continued)
Large Cap Portfolio
    Separate Account Charges 1.40% ................    20,122,965              --   $ 1.435    $    28,871,987         $      --
    Separate Account Charges 1.50% ................     1,299,093              --     1.116          1,449,760                --
    Separate Account Charges 1.60% ................     2,272,925              --     1.424          3,236,642                --
    Separate Account Charges 1.70% ................       784,188              --     1.109            869,427                --
    Separate Account Charges 1.75% ................         4,911              --     1.182              5,804                --
    Separate Account Charges 1.80% ................       100,408              --     1.319            132,433                --
    Separate Account Charges 1.90% ................     1,357,487              --     1.316          1,787,115                --
    Separate Account Charges 2.00% ................     2,380,118              --     1.314          3,127,532                --
    Separate Account Charges 2.10% ................       204,152              --     1.312            267,765                --
    Separate Account Charges 2.15% ................       618,904              --     1.175            726,917                --
    Separate Account Charges 2.25% ................            --              --     1.049                 --                --
Lazard International Stock Portfolio
    Separate Account Charges 1.40% ................    20,542,498              --     1.153         23,676,496                --
    Separate Account Charges 1.50% ................            --              --     1.313                 --                --
    Separate Account Charges 1.60% ................       108,573              --     1.144            124,198                --
    Separate Account Charges 1.70% ................            --              --     1.304                 --                --
    Separate Account Charges 1.75% ................            --              --     1.325                 --                --
    Separate Account Charges 1.80% ................        60,945              --     1.504             91,672                --
    Separate Account Charges 1.90% ................            --              --     1.501                 --                --
    Separate Account Charges 2.00% ................         4,107              --     1.499              6,154                --
    Separate Account Charges 2.10% ................            --              --     1.496                 --                --
    Separate Account Charges 2.15% ................            --              --     1.316                 --                --
    Separate Account Charges 2.25% ................            --              --     1.146                 --                --
Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 1.40% ................     1,202,933              --     0.922          1,109,365                --
    Separate Account Charges 1.50% ................            --              --     1.158                 --                --
    Separate Account Charges 1.60% ................        12,663              --     0.915             11,591                --
    Separate Account Charges 1.70% ................            --              --     1.150                 --                --
    Separate Account Charges 1.75% ................            --              --     1.242                 --                --
    Separate Account Charges 1.80% ................         4,251              --     1.412              6,002                --
    Separate Account Charges 1.90% ................            --              --     1.409                 --                --
    Separate Account Charges 2.00% ................            --              --     1.407                 --                --
    Separate Account Charges 2.10% ................            --              --     1.404                 --                --
    Separate Account Charges 2.15% ................            --              --     1.235                 --                --
    Separate Account Charges 2.25% ................            --              --     1.125                 --                --
MFS Emerging Growth Portfolio
    Separate Account Charges 1.40% ................    15,867,536              --     1.259         19,969,378                --
    Separate Account Charges 1.50% ................            --              --     1.116                 --                --
    Separate Account Charges 1.60% ................        87,565              --     1.249            109,371                --
    Separate Account Charges 1.70% ................            --              --     1.109                 --                --
    Separate Account Charges 1.75% ................            --              --     1.230                 --                --
    Separate Account Charges 1.80% ................         8,197              --     1.424             11,668                --
    Separate Account Charges 1.90% ................            --              --     1.421                 --                --
    Separate Account Charges 2.00% ................         1,256              --     1.418              1,782                --
    Separate Account Charges 2.10% ................            --              --     1.416                 --                --
    Separate Account Charges 2.15% ................            --              --     1.222                 --                --
    Separate Account Charges 2.25% ................            --              --     1.082                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
The Travelers Series Trust (continued)
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 1.40% ................    12,380,637              --   $ 0.994    $    12,301,652         $      --
    Separate Account Charges 1.50% ................            --              --     0.935                 --                --
    Separate Account Charges 1.60% ................       292,440              --     0.986            288,387                --
    Separate Account Charges 1.70% ................            --              --     0.929                 --                --
    Separate Account Charges 1.75% ................            --              --     1.297                 --                --
    Separate Account Charges 1.80% ................        23,513              --     1.518             35,699                --
    Separate Account Charges 1.90% ................            --              --     1.515                 --                --
    Separate Account Charges 2.00% ................         3,276              --     1.513              4,955                --
    Separate Account Charges 2.10% ................            --              --     1.510                 --                --
    Separate Account Charges 2.15% ................            --              --     1.289                 --                --
    Separate Account Charges 2.25% ................            --              --     1.074                 --                --
  MFS Value Portfolio
    Separate Account Charges 1.40% ................        90,871              --     1.065             96,783                --
    Separate Account Charges 1.50% ................            --              --     1.201                 --                --
    Separate Account Charges 1.60% ................         3,444              --     1.060              3,650                --
    Separate Account Charges 1.70% ................            --              --     1.196                 --                --
    Separate Account Charges 1.75% ................            --              --     1.314                 --                --
    Separate Account Charges 1.80% ................            --              --     1.302                 --                --
    Separate Account Charges 1.90% ................            --              --     1.301                 --                --
    Separate Account Charges 2.00% ................            --              --     1.300                 --                --
    Separate Account Charges 2.10% ................            --              --     1.299                 --                --
    Separate Account Charges 2.15% ................            --              --     1.309                 --                --
    Separate Account Charges 2.25% ................            --              --     1.127                 --                --
  Pioneer Fund Portfolio
    Separate Account Charges 1.40% ................        21,888              --     1.333             29,187                --
    Separate Account Charges 1.50% ................            --              --     1.331                 --                --
    Separate Account Charges 1.60% ................            --              --     1.329                 --                --
    Separate Account Charges 1.70% ................            --              --     1.327                 --                --
    Separate Account Charges 1.75% ................            --              --     1.230                 --                --
    Separate Account Charges 1.80% ................            --              --     1.325                 --                --
    Separate Account Charges 1.90% ................            --              --     1.322                 --                --
    Separate Account Charges 2.00% ................            --              --     1.320                 --                --
    Separate Account Charges 2.10% ................            --              --     1.318                 --                --
    Separate Account Charges 2.15% ................            --              --     1.222                 --                --
    Separate Account Charges 2.25% ................            --              --     1.094                 --                --
  Travelers Quality Bond Portfolio
    Separate Account Charges 1.40% ................    23,570,906              --     1.409         33,207,981                --
    Separate Account Charges 1.50% ................            --              --     1.096                 --                --
    Separate Account Charges 1.60% ................       547,242              --     1.398            765,200                --
    Separate Account Charges 1.70% ................            --              --     1.089                 --                --
    Separate Account Charges 1.75% ................            --              --     1.008                 --                --
    Separate Account Charges 1.80% ................        92,668              --     1.062             98,397                --
    Separate Account Charges 1.90% ................            --              --     1.060                 --                --
    Separate Account Charges 2.00% ................         6,056              --     1.058              6,407                --
    Separate Account Charges 2.10% ................            --              --     1.056                 --                --
    Separate Account Charges 2.15% ................            --              --     1.001                 --                --
    Separate Account Charges 2.25% ................            --              --     1.032                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
The Universal Institutional Funds, Inc.
  Core Plus Fixed Income Portfolio - Class II
    Separate Account Charges 1.40% ................            --              --   $ 1.039    $            --         $      --
    Separate Account Charges 1.50% ................       732,196              --     1.037            759,257                --
    Separate Account Charges 1.60% ................       166,027              --     1.035            171,874                --
    Separate Account Charges 1.70% ................       132,843              --     1.033            137,292                --
    Separate Account Charges 1.75% ................        13,082              --     1.025             13,404                --
    Separate Account Charges 1.80% ................            --              --     1.032                 --                --
    Separate Account Charges 1.90% ................     1,255,256              --     1.030          1,292,991                --
    Separate Account Charges 2.00% ................     1,585,469              --     1.028          1,630,387                --
    Separate Account Charges 2.10% ................       393,832              --     1.027            404,313                --
    Separate Account Charges 2.15% ................       296,248              --     1.018            301,659                --
    Separate Account Charges 2.25% ................            --              --     1.033                 --                --
  Emerging Markets Equity Portfolio - Class I
    Separate Account Charges 1.40% ................     2,552,056              --     1.320          3,369,129                --
    Separate Account Charges 1.50% ................       286,876              --     2.042            585,851                --
    Separate Account Charges 1.60% ................       535,835              --     1.310            702,071                --
    Separate Account Charges 1.70% ................       186,954              --     2.029            379,312                --
    Separate Account Charges 1.75% ................        45,102              --     1.644             74,126                --
    Separate Account Charges 1.80% ................            --              --     1.812                 --                --
    Separate Account Charges 1.90% ................       603,172              --     1.809          1,090,942                --
    Separate Account Charges 2.00% ................       595,893              --     1.805          1,075,766                --
    Separate Account Charges 2.10% ................       112,031              --     1.802            201,873                --
    Separate Account Charges 2.15% ................       556,308              --     1.633            908,617                --
    Separate Account Charges 2.25% ................       133,365              --     1.320            176,021                --
  Equity and Income Portfolio - Class II
    Separate Account Charges 1.40% ................            --              --     1.277                 --                --
    Separate Account Charges 1.50% ................       534,833              --     1.275            681,964                --
    Separate Account Charges 1.60% ................       382,339              --     1.273            486,702                --
    Separate Account Charges 1.70% ................       316,178              --     1.271            401,811                --
    Separate Account Charges 1.75% ................        10,289              --     1.204             12,384                --
    Separate Account Charges 1.80% ................            --              --     1.269                 --                --
    Separate Account Charges 1.90% ................     1,813,706              --     1.267          2,297,255                --
    Separate Account Charges 2.00% ................     3,262,728              --     1.264          4,125,641                --
    Separate Account Charges 2.10% ................       620,129              --     1.262            782,840                --
    Separate Account Charges 2.15% ................     1,279,344              --     1.196          1,530,146                --
    Separate Account Charges 2.25% ................         1,884              --     1.092              2,057                --
  Equity Growth Portfolio - Class I
    Separate Account Charges 1.40% ................     4,784,449              --     0.641          3,067,473                --
    Separate Account Charges 1.50% ................     1,332,689              --     1.084          1,444,942                --
    Separate Account Charges 1.60% ................     1,920,269              --     0.636          1,221,888                --
    Separate Account Charges 1.70% ................       666,757              --     1.077            718,202                --
    Separate Account Charges 1.75% ................        50,353              --     1.183             59,563                --
    Separate Account Charges 1.80% ................            --              --     1.336                 --                --
    Separate Account Charges 1.90% ................       573,936              --     1.333            765,307                --
    Separate Account Charges 2.00% ................       408,036              --     1.331            543,077                --
    Separate Account Charges 2.10% ................       611,481              --     1.328            812,345                --
    Separate Account Charges 2.15% ................       237,251              --     1.176            278,900                --
    Separate Account Charges 2.25% ................            --              --     1.050                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
The Universal Institutional Funds, Inc. (continued)
  Global Franchise Portfolio - Class II Shares
    Separate Account Charges 1.40% ................            --              --   $ 1.361    $            --         $      --
    Separate Account Charges 1.50% ................       551,087              --     1.359            749,017                --
    Separate Account Charges 1.60% ................       240,003              --     1.357            325,665                --
    Separate Account Charges 1.70% ................       198,455              --     1.355            268,836                --
    Separate Account Charges 1.75% ................       103,513              --     1.289            133,429                --
    Separate Account Charges 1.80% ................            --              --     1.352                 --                --
    Separate Account Charges 1.90% ................     1,614,946              --     1.350          2,180,393                --
    Separate Account Charges 2.00% ................     2,472,511              --     1.348          3,332,657                --
    Separate Account Charges 2.10% ................       620,944              --     1.346            835,562                --
    Separate Account Charges 2.15% ................       964,621              --     1.281          1,235,662                --
    Separate Account Charges 2.25% ................       158,294              --     1.079            170,792                --
  Global Value Equity Portfolio - Class I
    Separate Account Charges 1.40% ................     9,140,860              --     1.196         10,932,944                --
    Separate Account Charges 1.50% ................     1,651,074           5,610     1.282          2,115,963             7,189
    Separate Account Charges 1.60% ................     1,394,304              --     1.187          1,655,107                --
    Separate Account Charges 1.70% ................       919,823              --     1.273          1,171,119                --
    Separate Account Charges 1.75% ................        55,386              --     1.337             74,027                --
    Separate Account Charges 1.80% ................            --              --     1.515                 --                --
    Separate Account Charges 1.90% ................       927,986              --     1.512          1,402,846                --
    Separate Account Charges 2.00% ................       620,077              --     1.509            935,621                --
    Separate Account Charges 2.10% ................       281,065              --     1.506            423,303                --
    Separate Account Charges 2.15% ................       140,765              --     1.328            186,970                --
    Separate Account Charges 2.25% ................            --              --     1.094                 --                --
  Mid Cap Growth Portfolio - Class I
    Separate Account Charges 1.40% ................     6,724,903              --     0.683          4,591,576                --
    Separate Account Charges 1.50% ................     1,532,752              --     1.340          2,054,451                --
    Separate Account Charges 1.60% ................     1,508,009              --     0.678          1,021,869                --
    Separate Account Charges 1.70% ................       833,510              --     1.332          1,109,926                --
    Separate Account Charges 1.75% ................        12,609              --     1.434             18,082                --
    Separate Account Charges 1.80% ................            --              --     1.695                 --                --
    Separate Account Charges 1.90% ................       623,720              --     1.692          1,055,405                --
    Separate Account Charges 2.00% ................       231,414              --     1.689            390,851                --
    Separate Account Charges 2.10% ................       189,390              --     1.686            319,275                --
    Separate Account Charges 2.15% ................       681,143              --     1.425            970,721                --
    Separate Account Charges 2.25% ................            --              --     1.141                 --                --
  Mid Cap Value Portfolio - Class I
    Separate Account Charges 1.40% ................     9,723,982              --     1.441         14,014,363                --
    Separate Account Charges 1.50% ................     2,968,245              --     1.355          4,022,773                --
    Separate Account Charges 1.60% ................     2,158,061              --     1.430          3,086,829                --
    Separate Account Charges 1.70% ................     1,278,211              --     1.346          1,721,058                --
    Separate Account Charges 1.75% ................       100,928              --     1.363            137,594                --
    Separate Account Charges 1.80% ................            --              --     1.640                 --                --
    Separate Account Charges 1.90% ................       868,732              --     1.637          1,422,222                --
    Separate Account Charges 2.00% ................       749,038              --     1.634          1,223,975                --
    Separate Account Charges 2.10% ................       399,038              --     1.631            650,835                --
    Separate Account Charges 2.15% ................       807,481              --     1.355          1,093,985                --
    Separate Account Charges 2.25% ................            --              --     1.127                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
The Universal Institutional Funds, Inc. (continued)
  Small Company Growth Portfolio - Class II
    Separate Account Charges 1.40% ................            --              --   $ 1.597    $            --         $      --
    Separate Account Charges 1.50% ................       112,927              --     1.594            180,007                --
    Separate Account Charges 1.60% ................        17,454              --     1.591             27,775                --
    Separate Account Charges 1.70% ................        34,127              --     1.589             54,218                --
    Separate Account Charges 1.75% ................        85,717              --     1.438            123,273                --
    Separate Account Charges 1.80% ................            --              --     1.586                 --                --
    Separate Account Charges 1.90% ................       335,285              --     1.583            530,895                --
    Separate Account Charges 2.00% ................       587,371              --     1.581            928,501                --
    Separate Account Charges 2.10% ................       212,853              --     1.578            335,916                --
    Separate Account Charges 2.15% ................       722,654              --     1.429          1,032,798                --
    Separate Account Charges 2.25% ................            --              --     1.134                 --                --
  Technology Portfolio - Class I
    Separate Account Charges 1.40% ................     8,801,098              --     0.235          2,065,066                --
    Separate Account Charges 1.50% ................       344,209              --     0.957            329,562                --
    Separate Account Charges 1.60% ................     2,127,470              --     0.233            495,416                --
    Separate Account Charges 1.70% ................       171,273              --     0.951            162,913                --
    Separate Account Charges 1.75% ................            --              --     1.149                 --                --
    Separate Account Charges 1.80% ................            --              --     1.367                 --                --
    Separate Account Charges 1.90% ................       501,032              --     1.364            683,523                --
    Separate Account Charges 2.00% ................            --              --     1.362                 --                --
    Separate Account Charges 2.10% ................       116,736              --     1.359            158,662                --
    Separate Account Charges 2.15% ................            --              --     1.142                 --                --
    Separate Account Charges 2.25% ................            --              --     1.046                 --                --
  U.S. Real Estate Portfolio - Class I
    Separate Account Charges 1.40% ................     2,646,648              --     2.113          5,591,412                --
    Separate Account Charges 1.50% ................     1,737,200           4,305     1.963          3,409,912             8,450
    Separate Account Charges 1.60% ................     1,026,878              --     2.097          2,153,094                --
    Separate Account Charges 1.70% ................       685,636              --     1.950          1,337,065                --
    Separate Account Charges 1.75% ................        80,967              --     1.588            128,599                --
    Separate Account Charges 1.80% ................            --              --     1.875                 --                --
    Separate Account Charges 1.90% ................       977,205              --     1.872          1,828,976                --
    Separate Account Charges 2.00% ................     1,118,545              --     1.868          2,089,609                --
    Separate Account Charges 2.10% ................       427,322              --     1.865            796,813                --
    Separate Account Charges 2.15% ................       609,772              --     1.578            962,471                --
    Separate Account Charges 2.25% ................            --              --     1.311                 --                --
  Value Portfolio - Class I
    Separate Account Charges 1.40% ................    10,748,230              --     1.249         13,421,821                --
    Separate Account Charges 1.50% ................     2,570,074              --     1.358          3,491,350                --
    Separate Account Charges 1.60% ................     1,967,470              --     1.239          2,438,420                --
    Separate Account Charges 1.70% ................       857,705              --     1.350          1,157,550                --
    Separate Account Charges 1.75% ................        72,232              --     1.360             98,256                --
    Separate Account Charges 1.80% ................            --              --     1.596                 --                --
    Separate Account Charges 1.90% ................       574,078              --     1.593            914,573                --
    Separate Account Charges 2.00% ................       361,359              --     1.590            574,614                --
    Separate Account Charges 2.10% ................       200,249              --     1.587            317,832                --
    Separate Account Charges 2.15% ................       688,134              --     1.352            930,229                --
    Separate Account Charges 2.25% ................            --              --     1.138                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 1.40% ................     2,955,522              --   $ 0.591    $     1,747,616         $      --
    Separate Account Charges 1.50% ................            --              --     1.210                 --                --
    Separate Account Charges 1.60% ................       110,868              --     0.587             65,065                --
    Separate Account Charges 1.70% ................            --              --     1.202                 --                --
    Separate Account Charges 1.75% ................        22,654              --     1.211             27,431                --
    Separate Account Charges 1.80% ................        60,445              --     1.363             82,403                --
    Separate Account Charges 1.90% ................            --              --     1.361                 --                --
    Separate Account Charges 2.00% ................       304,909              --     1.358            414,129                --
    Separate Account Charges 2.10% ................            --              --     1.356                 --                --
    Separate Account Charges 2.15% ................       379,390              --     1.203            456,532                --
    Separate Account Charges 2.25% ................            --              --     1.055                 --                --
  MFS Total Return Portfolio
    Separate Account Charges 1.40% ................    47,765,870          23,814     1.765         84,303,489            42,030
    Separate Account Charges 1.50% ................            --              --     1.272                 --                --
    Separate Account Charges 1.60% ................       977,824              --     1.752          1,712,823                --
    Separate Account Charges 1.70% ................            --              --     1.264                 --                --
    Separate Account Charges 1.75% ................        15,210              --     1.172             17,820                --
    Separate Account Charges 1.80% ................       630,752              --     1.287            811,677                --
    Separate Account Charges 1.90% ................            --              --     1.284                 --                --
    Separate Account Charges 2.00% ................     2,921,885              --     1.282          3,746,029                --
    Separate Account Charges 2.10% ................         7,397              --     1.280              9,465                --
    Separate Account Charges 2.15% ................       711,384              --     1.164            828,298                --
    Separate Account Charges 2.25% ................            --              --     1.096                 --                --
  Pioneer Strategic Income Portfolio
    Separate Account Charges 1.40% ................     3,363,166              --     1.439          4,841,074                --
    Separate Account Charges 1.50% ................            --              --     1.377                 --                --
    Separate Account Charges 1.60% ................            --              --     1.429                 --                --
    Separate Account Charges 1.70% ................            --              --     1.368                 --                --
    Separate Account Charges 1.75% ................            --              --     1.156                 --                --
    Separate Account Charges 1.80% ................            --              --     1.263                 --                --
    Separate Account Charges 1.90% ................            --              --     1.260                 --                --
    Separate Account Charges 2.00% ................            --              --     1.258                 --                --
    Separate Account Charges 2.10% ................            --              --     1.256                 --                --
    Separate Account Charges 2.15% ................            --              --     1.149                 --                --
    Separate Account Charges 2.25% ................            --              --     1.104                 --                --
  SB Adjustable Rate Income Portfolio - Class I Shares
    Separate Account Charges 1.40% ................       204,843              --     0.997            204,211                --
    Separate Account Charges 1.50% ................            --              --     0.996                 --                --
    Separate Account Charges 1.60% ................         5,803              --     0.994              5,770                --
    Separate Account Charges 1.70% ................            --              --     0.993                 --                --
    Separate Account Charges 1.75% ................            --              --     0.992                 --                --
    Separate Account Charges 1.80% ................            --              --     0.992                 --                --
    Separate Account Charges 1.90% ................            --              --     0.990                 --                --
    Separate Account Charges 2.00% ................            --              --     0.989                 --                --
    Separate Account Charges 2.10% ................            --              --     0.988                 --                --
    Separate Account Charges 2.15% ................            --              --     0.987                 --                --
    Separate Account Charges 2.25% ................            --              --     0.998                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Travelers Series Fund Inc. (continued)
  Smith Barney Aggressive Growth Portfolio
    Separate Account Charges 1.40% ................    15,485,990              --   $ 0.903    $    13,978,117         $      --
    Separate Account Charges 1.50% ................            --              --     1.156                 --                --
    Separate Account Charges 1.60% ................     1,146,029              --     0.896          1,026,902                --
    Separate Account Charges 1.70% ................            --              --     1.149                 --                --
    Separate Account Charges 1.75% ................            --              --     1.199                 --                --
    Separate Account Charges 1.80% ................            --              --     1.458                 --                --
    Separate Account Charges 1.90% ................            --              --     1.455                 --                --
    Separate Account Charges 2.00% ................            --              --     1.452                 --                --
    Separate Account Charges 2.10% ................            --              --     1.449                 --                --
    Separate Account Charges 2.15% ................            --              --     1.192                 --                --
    Separate Account Charges 2.25% ................            --              --     1.067                 --                --
  Smith Barney Large Capitalization Growth Portfolio
    Separate Account Charges 1.40% ................     5,371,235              --     0.970          5,207,883                --
    Separate Account Charges 1.50% ................            --              --     1.260                 --                --
    Separate Account Charges 1.60% ................        70,016              --     0.962             67,391                --
    Separate Account Charges 1.70% ................            --              --     1.251                 --                --
    Separate Account Charges 1.75% ................            --              --     1.179                 --                --
    Separate Account Charges 1.80% ................            --              --     1.441                 --                --
    Separate Account Charges 1.90% ................            --              --     1.438                 --                --
    Separate Account Charges 2.00% ................            --              --     1.436                 --                --
    Separate Account Charges 2.10% ................            --              --     1.433                 --                --
    Separate Account Charges 2.15% ................            --              --     1.172                 --                --
    Separate Account Charges 2.25% ................            --              --     0.991                 --                --
  Strategic Equity Portfolio
    Separate Account Charges 1.40% ................    29,314,349              --     1.403         41,139,790                --
    Separate Account Charges 1.50% ................            --              --     1.066                 --                --
    Separate Account Charges 1.60% ................       156,213              --     1.393            217,576                --
    Separate Account Charges 1.70% ................            --              --     1.059                 --                --
    Separate Account Charges 1.75% ................            --              --     1.247                 --                --
    Separate Account Charges 1.80% ................        32,758              --     1.427             46,741                --
    Separate Account Charges 1.90% ................            --              --     1.424                 --                --
    Separate Account Charges 2.00% ................            --              --     1.422                 --                --
    Separate Account Charges 2.10% ................            --              --     1.419                 --                --
    Separate Account Charges 2.15% ................            --              --     1.240                 --                --
    Separate Account Charges 2.25% ................            --              --     1.098                 --                --

Van Kampen Life Investment Trust
  Comstock Portfolio - Class I Shares
    Separate Account Charges 1.40% ................     3,652,141              --     1.347          4,919,421                --
    Separate Account Charges 1.50% ................            --              --     1.306                 --                --
    Separate Account Charges 1.60% ................            --              --     1.337                 --                --
    Separate Account Charges 1.70% ................            --              --     1.298                 --                --
    Separate Account Charges 1.75% ................            --              --     1.335                 --                --
    Separate Account Charges 1.80% ................            --              --     1.546                 --                --
    Separate Account Charges 1.90% ................            --              --     1.543                 --                --
    Separate Account Charges 2.00% ................            --              --     1.540                 --                --
    Separate Account Charges 2.10% ................            --              --     1.537                 --                --
    Separate Account Charges 2.15% ................            --              --     1.327                 --                --
    Separate Account Charges 2.25% ................            --              --     1.134                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Van Kampen Life Investment Trust (continued)
  Comstock Portfolio - Class II Shares
    Separate Account Charges 1.40% ................    13,686,038              --   $ 1.215    $    16,626,982         $      --
    Separate Account Charges 1.50% ................    10,902,653          22,669     1.295         14,120,741            29,360
    Separate Account Charges 1.60% ................     7,975,332              --     1.206          9,616,229                --
    Separate Account Charges 1.70% ................     5,769,222              --     1.287          7,423,416                --
    Separate Account Charges 1.75% ................       219,054              --     1.331            291,491                --
    Separate Account Charges 1.80% ................       137,774              --     1.538            211,836                --
    Separate Account Charges 1.90% ................     5,095,744              --     1.535          7,820,509                --
    Separate Account Charges 2.00% ................     5,757,553              --     1.532          8,819,701                --
    Separate Account Charges 2.10% ................     1,802,010              --     1.529          2,755,244                --
    Separate Account Charges 2.15% ................     2,021,689              --     1.322          2,673,463                --
    Separate Account Charges 2.25% ................       149,754              --     1.132            169,468                --
  Emerging Growth Portfolio - Class I Shares
    Separate Account Charges 1.40% ................     6,655,088              --     1.281          8,526,131                --
    Separate Account Charges 1.50% ................            --              --     0.999                 --                --
    Separate Account Charges 1.60% ................            --              --     1.272                 --                --
    Separate Account Charges 1.70% ................            --              --     0.992                 --                --
    Separate Account Charges 1.75% ................            --              --     1.171                 --                --
    Separate Account Charges 1.80% ................            --              --     1.324                 --                --
    Separate Account Charges 1.90% ................            --              --     1.321                 --                --
    Separate Account Charges 2.00% ................            --              --     1.319                 --                --
    Separate Account Charges 2.10% ................            --              --     1.316                 --                --
    Separate Account Charges 2.15% ................            --              --     1.164                 --                --
    Separate Account Charges 2.25% ................            --              --     1.059                 --                --
  Emerging Growth Portfolio - Class II Shares
    Separate Account Charges 1.40% ................     5,149,205              --     0.582          2,996,752                --
    Separate Account Charges 1.50% ................     1,342,355              --     0.991          1,330,195                --
    Separate Account Charges 1.60% ................     3,291,086              --     0.578          1,900,936                --
    Separate Account Charges 1.70% ................     1,095,217              --     0.984          1,078,232                --
    Separate Account Charges 1.75% ................        82,655              --     1.167             96,439                --
    Separate Account Charges 1.80% ................            --              --     1.317                 --                --
    Separate Account Charges 1.90% ................       983,722              --     1.315          1,293,396                --
    Separate Account Charges 2.00% ................     1,549,318              --     1.312          2,033,235                --
    Separate Account Charges 2.10% ................       473,495              --     1.310            620,226                --
    Separate Account Charges 2.15% ................       721,027              --     1.160            836,037                --
    Separate Account Charges 2.25% ................         1,936              --     1.058              2,049                --
  Enterprise Portfolio - Class I Shares
    Separate Account Charges 1.40% ................     8,517,872              --     0.788          6,711,959                --
    Separate Account Charges 1.50% ................            --              --     1.053                 --                --
    Separate Account Charges 1.60% ................            --              --     0.782                 --                --
    Separate Account Charges 1.70% ................            --              --     1.046                 --                --
    Separate Account Charges 1.75% ................            --              --     1.153                 --                --
    Separate Account Charges 1.80% ................            --              --     1.301                 --                --
    Separate Account Charges 1.90% ................            --              --     1.299                 --                --
    Separate Account Charges 2.00% ................            --              --     1.297                 --                --
    Separate Account Charges 2.10% ................            --              --     1.294                 --                --
    Separate Account Charges 2.15% ................            --              --     1.146                 --                --
    Separate Account Charges 2.25% ................            --              --     1.040                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Van Kampen Life Investment Trust (continued)
  Enterprise Portfolio - Class II Shares
    Separate Account Charges 1.40% ................     2,353,680              --   $ 0.688    $     1,618,232         $      --
    Separate Account Charges 1.50% ................       653,970          24,034     1.045            683,093            25,104
    Separate Account Charges 1.60% ................     1,379,986              --     0.682            941,662                --
    Separate Account Charges 1.70% ................       294,200              --     1.038            305,296                --
    Separate Account Charges 1.75% ................         7,144              --     1.149              8,210                --
    Separate Account Charges 1.80% ................        95,608              --     1.295            123,805                --
    Separate Account Charges 1.90% ................       505,433              --     1.293            653,284                --
    Separate Account Charges 2.00% ................       175,774              --     1.290            226,769                --
    Separate Account Charges 2.10% ................       178,575              --     1.288            229,949                --
    Separate Account Charges 2.15% ................       124,782              --     1.142            142,517                --
    Separate Account Charges 2.25% ................            --              --     1.038                 --                --
  Government Portfolio - Class I Shares
    Separate Account Charges 1.40% ................     5,214,733              --     1.305          6,806,494                --
    Separate Account Charges 1.50% ................            --              --     1.110                 --                --
    Separate Account Charges 1.60% ................            --              --     1.295                 --                --
    Separate Account Charges 1.70% ................            --              --     1.103                 --                --
    Separate Account Charges 1.75% ................            --              --     1.005                 --                --
    Separate Account Charges 1.80% ................            --              --     1.022                 --                --
    Separate Account Charges 1.90% ................            --              --     1.020                 --                --
    Separate Account Charges 2.00% ................            --              --     1.018                 --                --
    Separate Account Charges 2.10% ................            --              --     1.016                 --                --
    Separate Account Charges 2.15% ................            --              --     0.999                 --                --
    Separate Account Charges 2.25% ................            --              --     1.038                 --                --
  Government Portfolio - Class II Shares
    Separate Account Charges 1.40% ................     6,626,984              --     1.167          7,730,778                --
    Separate Account Charges 1.50% ................     8,782,280              --     1.100          9,660,958                --
    Separate Account Charges 1.60% ................     3,070,247              --     1.158          3,554,654                --
    Separate Account Charges 1.70% ................     2,060,622              --     1.093          2,252,025                --
    Separate Account Charges 1.75% ................        24,017              --     1.002             24,054                --
    Separate Account Charges 1.80% ................            --              --     1.017                 --                --
    Separate Account Charges 1.90% ................     2,130,155              --     1.015          2,161,288                --
    Separate Account Charges 2.00% ................       800,726              --     1.013            810,913                --
    Separate Account Charges 2.10% ................       438,443              --     1.011            443,194                --
    Separate Account Charges 2.15% ................       144,435              --     0.995            143,757                --
    Separate Account Charges 2.25% ................        96,609              --     1.037            100,185                --
  Growth and Income Portfolio - Class I Shares
    Separate Account Charges 1.40% ................    10,021,350              --     1.505         15,085,219                --
    Separate Account Charges 1.50% ................            --              --     1.337                 --                --
    Separate Account Charges 1.60% ................            --              --     1.494                 --                --
    Separate Account Charges 1.70% ................            --              --     1.328                 --                --
    Separate Account Charges 1.75% ................            --              --     1.292                 --                --
    Separate Account Charges 1.80% ................            --              --     1.479                 --                --
    Separate Account Charges 1.90% ................            --              --     1.476                 --                --
    Separate Account Charges 2.00% ................            --              --     1.473                 --                --
    Separate Account Charges 2.10% ................            --              --     1.470                 --                --
    Separate Account Charges 2.15% ................            --              --     1.284                 --                --
    Separate Account Charges 2.25% ................            --              --     1.115                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Van Kampen Life Investment Trust (continued)
  Growth and Income Portfolio - Class II Shares
    Separate Account Charges 1.40% ................     7,914,598              --   $ 1.143    $     9,048,411         $      --
    Separate Account Charges 1.50% ................     7,252,232              --     1.326          9,614,095                --
    Separate Account Charges 1.60% ................     6,093,809              --     1.135          6,914,358                --
    Separate Account Charges 1.70% ................     2,665,762              --     1.317          3,510,904                --
    Separate Account Charges 1.75% ................       122,688              --     1.287            157,947                --
    Separate Account Charges 1.80% ................            --              --     1.471                 --                --
    Separate Account Charges 1.90% ................     3,486,984              --     1.469          5,121,298                --
    Separate Account Charges 2.00% ................     3,692,601              --     1.466          5,413,086                --
    Separate Account Charges 2.10% ................     1,604,496              --     1.463          2,347,714                --
    Separate Account Charges 2.15% ................     1,054,673              --     1.279          1,349,317                --
    Separate Account Charges 2.25% ................       150,600              --     1.113            167,621                --
  Money Market Portfolio - Class I Shares
    Separate Account Charges 1.40% ................     4,574,264              --     1.109          5,071,445                --
    Separate Account Charges 1.50% ................            --              --     0.982                 --                --
    Separate Account Charges 1.60% ................            --              --     1.100                 --                --
    Separate Account Charges 1.70% ................            --              --     0.976                 --                --
    Separate Account Charges 1.75% ................            --              --     0.983                 --                --
    Separate Account Charges 1.80% ................            --              --     0.979                 --                --
    Separate Account Charges 1.90% ................            --              --     0.977                 --                --
    Separate Account Charges 2.00% ................            --              --     0.976                 --                --
    Separate Account Charges 2.10% ................            --              --     0.974                 --                --
    Separate Account Charges 2.15% ................            --              --     0.977                 --                --
    Separate Account Charges 2.25% ................            --              --     0.993                 --                --
  Money Market Portfolio - Class II Shares
    Separate Account Charges 1.40% ................     4,311,639              --     0.998          4,302,441                --
    Separate Account Charges 1.50% ................     2,906,266              --     0.974          2,831,927                --
    Separate Account Charges 1.60% ................     3,273,695              --     0.990          3,242,225                --
    Separate Account Charges 1.70% ................       960,752              --     0.968            930,110                --
    Separate Account Charges 1.75% ................       887,002              --     0.980            868,933                --
    Separate Account Charges 1.80% ................            --              --     0.975                 --                --
    Separate Account Charges 1.90% ................     1,134,225              --     0.973          1,103,474                --
    Separate Account Charges 2.00% ................       837,113              --     0.971            812,924                --
    Separate Account Charges 2.10% ................     1,119,363              --     0.969          1,084,973                --
    Separate Account Charges 2.15% ................        63,083              --     0.974             61,413                --
    Separate Account Charges 2.25% ................            --              --     0.992                 --                --

Variable Insurance Products Fund II
  Contrafund(R) Portfolio - Service Class 2
    Separate Account Charges 1.40% ................    13,917,724              --     1.019         14,180,031                --
    Separate Account Charges 1.50% ................     2,421,587              --     1.429          3,459,616                --
    Separate Account Charges 1.60% ................     3,647,076              --     1.011          3,687,923                --
    Separate Account Charges 1.70% ................       746,912              --     1.419          1,060,117                --
    Separate Account Charges 1.75% ................       114,338              --     1.328            151,835                --
    Separate Account Charges 1.80% ................       262,888              --     1.488            391,212                --
    Separate Account Charges 1.90% ................     3,143,308              --     1.485          4,668,959                --
    Separate Account Charges 2.00% ................     4,207,707              --     1.483          6,238,303                --
    Separate Account Charges 2.10% ................       948,829              --     1.480          1,404,116                --
    Separate Account Charges 2.15% ................     1,097,592              --     1.320          1,448,473                --
    Separate Account Charges 2.25% ................            --              --     1.108                 --                --

                                                                               DECEMBER 31, 2004
                                                     ---------------------------------------------------------------------------

                                                     ACCUMULATION         ANNUITY     UNIT       ACCUMULATION           ANNUITY
                                                        UNITS              UNITS     VALUE        NET ASSETS          NET ASSETS
                                                     ------------         -------   -------    ---------------        ----------
Variable Insurance Products Fund III
  Dynamic Capital Appreciation Portfolio - Service Class 2
    Separate Account Charges 1.40% ................       492,930              --   $ 0.755    $       372,267         $      --
    Separate Account Charges 1.50% ................            --              --     1.356                 --                --
    Separate Account Charges 1.60% ................            --              --     0.750                 --                --
    Separate Account Charges 1.70% ................            --              --     1.348                 --                --
    Separate Account Charges 1.75% ................            --              --     1.091                 --                --
    Separate Account Charges 1.80% ................       109,811              --     1.246            136,774                --
    Separate Account Charges 1.90% ................            --              --     1.243                 --                --
    Separate Account Charges 2.00% ................            --              --     1.241                 --                --
    Separate Account Charges 2.10% ................            --              --     1.239                 --                --
    Separate Account Charges 2.15% ................            --              --     1.084                 --                --
    Separate Account Charges 2.25% ................            --              --     1.040                 --                --
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 1.40% ................     6,512,471              --     1.486          9,677,266                --
    Separate Account Charges 1.50% ................     1,643,916              --     1.667          2,741,051                --
    Separate Account Charges 1.60% ................     1,257,903              --     1.475          1,855,122                --
    Separate Account Charges 1.70% ................       372,902              --     1.657            617,725                --
    Separate Account Charges 1.75% ................        95,050              --     1.543            146,699                --
    Separate Account Charges 1.80% ................       176,959              --     1.732            306,573                --
    Separate Account Charges 1.90% ................     1,322,837              --     1.729          2,287,453                --
    Separate Account Charges 2.00% ................     2,194,458              --     1.726          3,787,604                --
    Separate Account Charges 2.10% ................       389,025              --     1.723            670,197                --
    Separate Account Charges 2.15% ................       983,444              --     1.534          1,508,380                --
    Separate Account Charges 2.25% ................            --              --     1.228                 --                --
                                                                                               ---------------         ---------

Net Contract Owners' Equity .......................                                            $ 1,313,438,142         $ 112,133
                                                                                               ===============         ==========

6. STATEMENT OF INVESTMENTS                                                          FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                         ---------------------------------------------------------

INVESTMENTS                                                                 NO. OF         MARKET        COST OF        PROCEEDS
                                                                            SHARES         VALUE        PURCHASES      FROM SALES
                                                                         ------------   ------------   ------------   ------------
CAPITAL APPRECIATION FUND (4.4%)
    Total (Cost $60,964,169)                                                  869,552   $ 57,590,411   $    179,707   $ 11,017,599
                                                                         ------------   ------------   ------------   ------------

HIGH YIELD BOND TRUST (0.0%)
    Total (Cost $51,949)                                                        5,120         50,737         53,473          1,563
                                                                         ------------   ------------   ------------   ------------

MANAGED ASSETS TRUST (0.0%)
    Total (Cost $13,903)                                                          874         14,576         27,165         13,169
                                                                         ------------   ------------   ------------   ------------

MONEY MARKET PORTFOLIO (1.6%)
    Total (Cost $21,077,927)                                               21,077,927     21,077,927      8,869,873     19,014,549
                                                                         ------------   ------------   ------------   ------------

AIM VARIABLE INSURANCE FUNDS, INC. (0.2%)
  AIM V.I. Premier Equity Fund - Series I
    Total (Cost $2,756,220)                                                   120,707      2,571,067         49,380        763,367
                                                                         ------------   ------------   ------------   ------------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.5%)
  AllianceBernstein Premier Growth Portfolio - Class B
    Total (Cost $9,102,451)                                                   310,430      7,174,034        578,157      2,187,377
                                                                         ------------   ------------   ------------   ------------

AMERICAN FUNDS INSURANCE SERIES (0.5%)
  Global Growth Fund - Class 2 Shares (Cost $143,030)                           9,794        168,751         74,016         14,611
  Growth Fund - Class 2 Shares (Cost $262,963)                                  5,988        305,970        143,058         32,403
  Growth-Income Fund - Class 2 Shares (Cost $4,993,088)                       152,995      5,605,722      2,812,021        184,466
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $5,399,081)                                                   168,777      6,080,443      3,029,095        231,480
                                                                         ------------   ------------   ------------   ------------

CREDIT SUISSE TRUST (0.4%)
  Credit Suisse Trust Emerging Markets Portfolio
    Total (Cost $2,966,253)                                                   376,094      4,979,482        457,502        599,283
                                                                         ------------   ------------   ------------   ------------

DELAWARE VIP TRUST (0.7%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $6,102,415)                                                   504,136      9,618,914      1,311,489      1,901,849
                                                                         ------------   ------------   ------------   ------------

DREYFUS VARIABLE INVESTMENT FUND (2.3%)
  Dreyfus VIF Appreciation Portfolio - Initial Shares (Cost $9,047,657)       254,323      9,043,729        309,033      2,162,049
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    (Cost $17,304,515)                                                        515,513     21,419,559        899,719      3,935,129
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $26,352,172)                                                  769,836     30,463,288      1,208,752      6,097,178
                                                                         ------------   ------------   ------------   ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (0.4%)
  Mutual Shares Securities Fund - Class 2 Shares (Cost $1,311,142)             96,622      1,607,788        404,116        192,399
  Templeton Developing Markets Securities Fund - Class 2 Shares
    (Cost $58,542)                                                              7,994         69,307         59,574          7,233
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $6,565)                524          7,525          6,590             27
  Templeton Growth Securities Fund - Class 2 Shares (Cost $2,411,844)         233,736      2,998,835        972,208        151,186
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $3,788,093)                                                   338,876      4,683,455      1,442,488        350,845
                                                                         ------------   ------------   ------------   ------------

GREENWICH STREET SERIES FUND (7.6%)
  Appreciation Portfolio (Cost $28,857,477)                                 1,385,745     32,468,002      1,183,698      4,109,605
  Diversified Strategic Income Portfolio (Cost $21,686,458)                 2,142,763     19,927,694      1,390,318      4,722,672
  Equity Index Portfolio - Class II Shares (Cost $14,235,286)                 485,242     14,324,355      1,326,840      2,947,637
  Fundamental Value Portfolio (Cost $27,618,982)                            1,456,548     30,733,164      1,739,687      3,063,824
  Salomon Brothers Variable Aggressive Growth Fund - Class I Shares
    (Cost $1,677,199)                                                          88,233      1,873,194      1,239,425        102,045
  Salomon Brothers Variable Growth & Income Fund - Class I Shares
    (Cost $191,487)                                                            46,520        228,411         49,698         48,278
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $94,266,889)                                                5,605,051     99,554,820      6,929,666     14,994,061
                                                                         ------------   ------------   ------------   ------------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                               FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                         ---------------------------------------------------------

INVESTMENTS                                                                 NO. OF         MARKET         COST OF       PROCEEDS
                                                                            SHARES         VALUE         PURCHASES     FROM SALES
                                                                         ------------   ------------   ------------   ------------
JANUS ASPEN SERIES (3.5%)
  Balanced Portfolio - Service Shares (Cost $19,988,718)                      853,690   $ 21,547,137   $  1,069,668   $  2,693,624
  Capital Appreciation Portfolio - Service Shares (Cost $3,826,733)           187,379      4,570,181        180,171        451,906
  Global Life Sciences Portfolio - Service Shares (Cost $1,917,213)           249,461      1,963,256        104,676        327,020
  Global Technology Portfolio - Service Shares (Cost $2,713,908)              664,939      2,360,535        151,526        495,142
  Mid Cap Value Portfolio - Service Shares (Cost $1,967,214)                  175,326      2,719,303        530,550        316,494
  Worldwide Growth Portfolio - Service Shares (Cost $10,900,863)              475,725     12,663,802        575,044      2,428,721
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $41,314,649)                                                2,606,520     45,824,214      2,611,635      6,712,907
                                                                         ------------   ------------   ------------   ------------

LAZARD RETIREMENT SERIES, INC. (0.0%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $45,048)                                                        3,018         51,009        136,311         95,985
                                                                         ------------   ------------   ------------   ------------

LORD ABBETT SERIES FUND, INC. (0.1%)
  Growth and Income Portfolio (Cost $516,868)                                  21,339        579,981        373,944         59,169
  Mid-Cap Value Portfolio (Cost $507,617)                                      29,005        603,009        364,070         84,793
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $1,024,485)                                                    50,344      1,182,990        738,014        143,962
                                                                         ------------   ------------   ------------   ------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (0.0%)
  Merrill Lynch Value Opportunities V.I. Fund - Class III
    Total (Cost $18,850)                                                        1,828         16,448         18,938             90
                                                                         ------------   ------------   ------------   ------------

MORGAN STANLEY VARIABLE INVESTMENT SERIES (0.5%)
  Dividend Growth Portfolio - Class Y (Cost $793,712)                          58,867        851,220        666,742         43,277
  Equity Portfolio - Class Y (Cost $167,471)                                    7,629        183,326        154,007          1,523
  S&P 500 Index Portfolio - Class Y (Cost $5,371,831)                         524,232      5,798,009      3,650,599         39,765
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $6,333,014)                                                   590,728      6,832,555      4,471,348         84,565
                                                                         ------------   ------------   ------------   ------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS (0.0%)
  Oppenheimer Main Street Fund/VA - Service Shares
    Total (Cost $22,512)                                                        1,198         24,795         23,188            671
                                                                         ------------   ------------   ------------   ------------

PIMCO VARIABLE INSURANCE TRUST (1.8%)
  Real Return Portfolio - Administrative Class (Cost $818,165)                 65,254        843,075        441,081         98,305
  Total Return Portfolio - Administrative Class (Cost $21,513,972)          2,115,218     22,230,942      2,696,213      5,874,273
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $22,332,137)                                                2,180,472     23,074,017      3,137,294      5,972,578
                                                                         ------------   ------------   ------------   ------------

PUTNAM VARIABLE TRUST (0.5%)
  Putnam VT Discovery Growth Fund - Class IB Shares (Cost $266,496)            59,477        295,599         25,231         80,277
  Putnam VT International Equity Fund - Class IB Shares
    (Cost $1,594,529)                                                         135,319      1,990,536        671,834      1,061,743
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $2,644,446)          171,799      3,915,290        626,578        612,522
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $4,505,471)                                                   366,595      6,201,425      1,323,643      1,754,542
                                                                         ------------   ------------   ------------   ------------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (9.4%)
  All Cap Fund - Class I (Cost $31,817,653)                                 2,213,013     37,245,005      4,057,994      2,873,290
  High Yield Bond Fund - Class I (Cost $11,678,044)                         1,279,406     12,640,530      2,518,623      1,581,505
  Investors Fund - Class I (Cost $23,508,492)                               1,922,095     26,544,134      1,483,598      3,867,966
  Large Cap Growth Fund - Class I (Cost $2,801,044)                           252,034      2,951,313      2,640,351        782,806
  Small Cap Growth Fund - Class I (Cost $11,558,542)                        1,126,073     15,866,368      4,583,794      3,385,869
  Strategic Bond Fund - Class I (Cost $27,346,633)                          2,579,735     28,067,516      5,338,659      4,088,943
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $108,710,408)                                               9,372,356    123,314,866     20,623,019     16,580,379
                                                                         ------------   ------------   ------------   ------------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                               FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                         ---------------------------------------------------------

INVESTMENTS                                                                  NO. OF        MARKET         COST OF       PROCEEDS
                                                                             SHARES        VALUE         PURCHASES     FROM SALES
                                                                         ------------   ------------   ------------   ------------
SCUDDER VARIABLE SERIES I (0.0%)
  Growth and Income Portfolio - Class B
    Total (Cost $499,560)                                                      60,282   $    557,604   $    277,597   $     20,179
                                                                         ------------   ------------   ------------   ------------

SCUDDER VARIABLE SERIES II (0.2%)
  Scudder International Select Equity Portfolio - Class B
    Total (Cost $2,727,987)                                                   266,639      3,167,670      2,161,534         15,965
                                                                         ------------   ------------   ------------   ------------

THE TRAVELERS SERIES TRUST (20.4%)
  Convertible Securities Portfolio (Cost $15,121,395)                       1,335,740     16,496,386      1,503,815      2,147,592
  Disciplined Mid Cap Stock Portfolio (Cost $12,649,887)                      823,921     16,280,688      1,226,832      2,292,941
  Equity Income Portfolio (Cost $59,997,786)                                3,958,949     67,975,163      8,886,985      6,802,342
  Federated High Yield Portfolio (Cost $22,490,769)                         2,495,853     21,514,256      2,322,857      5,282,488
  Federated Stock Portfolio (Cost $12,771,394)                                847,198     14,029,591        431,760      2,400,965
  Large Cap Portfolio (Cost $47,005,811)                                    2,905,627     40,475,382      4,600,479      5,123,785
  Lazard International Stock Portfolio (Cost $17,630,360)                   2,092,690     23,898,520      1,487,704      3,638,592
  Merrill Lynch Large Cap Core Portfolio (Cost $1,225,367)                    124,526      1,126,958        700,323        769,229
  MFS Emerging Growth Portfolio (Cost $31,552,993)                          1,906,281     20,092,199        130,626      3,194,821
  MFS Mid Cap Growth Portfolio (Cost $20,184,473)                           1,609,005     12,630,693        312,594      2,174,410
  MFS Value Portfolio (Cost $94,111)                                            8,152        100,433         94,362            267
  Pioneer Fund Portfolio (Cost $25,789)                                         2,426         29,187         29,844         18,628
  Travelers Quality Bond Portfolio (Cost $34,517,030)                       3,089,573     34,077,985      2,105,424      7,273,715
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $275,267,165)                                              21,199,941    268,727,441     23,833,605     41,119,775
                                                                         ------------   ------------   ------------   ------------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (11.3%)
  Core Plus Fixed Income Portfolio - Class II (Cost $4,673,195)               409,312      4,711,177      2,574,495        500,888
  Emerging Markets Equity Portfolio - Class I (Cost $6,780,219)               774,996      8,563,708      2,327,821        639,955
  Equity and Income Portfolio - Class II (Cost $9,073,681)                    795,744     10,320,800      4,754,202        112,656
  Equity Growth Portfolio - Class I (Cost $8,823,646)                         648,123      8,911,697        849,940        766,296
  Global Franchise Portfolio - Class II Shares (Cost $8,063,404)              668,502      9,232,013      5,124,109        151,841
  Global Value Equity Portfolio - Class I (Cost $16,130,248)                1,322,034     18,905,089      2,387,534      1,143,383
  Mid Cap Growth Portfolio - Class I (Cost $10,060,665)                     1,113,142     11,532,156      1,344,946      1,094,417
  Mid Cap Value Portfolio - Class I (Cost $22,712,707)                      1,611,161     27,373,634      1,759,312      2,166,261
  Small Company Growth Portfolio - Class II (Cost $2,768,603)                 207,717      3,213,383      1,778,294        108,375
  Technology Portfolio - Class I (Cost $6,795,213)                          1,084,998      3,895,142        398,617        492,684
  U.S. Real Estate Portfolio - Class I (Cost $12,092,915)                     893,867     18,306,401      3,653,353      1,824,391
  Value Portfolio - Class I (Cost $19,049,428)                              1,568,861     23,344,645      2,644,855      1,453,109
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $127,023,924)                                              11,098,457    148,309,845     29,597,478     10,454,256
                                                                         ------------   ------------   ------------   ------------

TRAVELERS SERIES FUND INC. (12.3%)
  AIM Capital Appreciation Portfolio (Cost $2,809,206)                        261,045      2,793,176        643,667        188,582
  MFS Total Return Portfolio (Cost $86,571,442)                             5,336,735     91,471,631      7,036,870      9,466,817
  Pioneer Strategic Income Portfolio (Cost $5,328,192)                        516,106      4,841,074        563,623      1,042,522
  SB Adjustable Rate Income Portfolio - Class I Shares (Cost $210,379)         20,977        209,981         99,449         29,980
  Smith Barney Aggressive Growth Portfolio (Cost $13,097,287)               1,126,503     15,005,019      1,165,966      2,333,335
  Smith Barney Large Capitalization Growth Portfolio (Cost $4,760,709)        367,103      5,275,274      1,080,782      1,644,321
  Strategic Equity Portfolio (Cost $58,382,629)                             2,360,553     41,404,107        602,328      6,876,816
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $171,159,844)                                               9,989,022    161,000,262     11,192,685     21,582,373
                                                                         ------------   ------------   ------------   ------------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                             FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                    --------------------------------------------------------------

INVESTMENTS                                                             NO. OF           MARKET        COST OF         PROCEEDS
                                                                        SHARES           VALUE        PURCHASES       FROM SALES
                                                                    --------------  --------------  --------------  --------------
VAN KAMPEN LIFE INVESTMENT TRUST (16.8%)
  Comstock Portfolio - Class I Shares (Cost $3,885,871)                    358,297  $    4,919,421  $      780,919  $      364,668
  Comstock Portfolio - Class II Shares (Cost $55,806,652)                5,154,013      70,558,440      10,446,857       1,871,279
  Emerging Growth Portfolio - Class I Shares (Cost $12,736,726)            327,676       8,526,131         191,367       1,070,953
  Emerging Growth Portfolio - Class II Shares (Cost $12,091,303)           471,652      12,187,497       1,812,963       1,301,214
  Enterprise Portfolio - Class I Shares (Cost $10,723,968)                 493,526       6,711,959          73,109         919,509
  Enterprise Portfolio - Class II Shares (Cost $4,818,307)                 364,553       4,957,921         417,832         389,727
  Government Portfolio - Class I Shares (Cost $6,661,071)                  717,985       6,806,494         439,718       1,619,184
  Government Portfolio - Class II Shares (Cost $26,704,152)              2,835,634      26,881,806       2,711,458       7,216,837
  Growth and Income Portfolio - Class I Shares (Cost $12,206,180)          780,808      15,085,219         754,266       1,196,897
  Growth and Income Portfolio - Class II Shares (Cost $35,121,759)       2,262,558      43,644,751       6,799,361       2,233,718
  Money Market Portfolio - Class I Shares (Cost $5,071,445)              5,071,445       5,071,445       1,087,442       2,406,552
  Money Market Portfolio - Class II Shares (Cost $15,238,420)           15,238,420      15,238,420       8,728,520      11,980,884
                                                                    --------------  --------------  --------------  --------------
    Total (Cost $201,065,854)                                           34,076,567     220,589,504      34,243,812      32,571,422
                                                                    --------------  --------------  --------------  --------------

VARIABLE INSURANCE PRODUCTS FUND II (2.8%)
  Contrafund(R) Portfolio - Service ClaSs 2
    Total (Cost $29,803,148)                                             1,392,432      36,690,585       9,245,404         752,459
                                                                    --------------  --------------  --------------  --------------

VARIABLE INSURANCE PRODUCTS FUND III (1.8%)
  Dynamic Capital Appreciation Portfolio - Service Class 2
    (Cost $448,182)                                                         71,595         509,041          17,482         238,280
  Mid Cap Portfolio - Service Class 2 (Cost $16,774,289)                   789,761      23,598,070       6,376,280         650,546
                                                                    --------------  --------------  --------------  --------------
    Total (Cost $17,222,471)                                               861,356      24,107,111       6,393,762         888,826
                                                                    --------------  --------------  --------------  --------------

TOTAL INVESTMENTS (100%)
  (COST $1,241,918,049)                                                             $1,313,531,495  $  174,166,014  $  195,923,254
                                                                                    ==============  ==============  ==============

7. FINANCIAL HIGHLIGHTS

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
CAPITAL APPRECIATION FUND                   2004     30,906   1.492 - 1.865    57,590          --     1.40 - 1.80      17.48 - 17.81
                                            2003     37,060   1.270 - 1.583    58,601        0.05     1.40 - 1.80      22.97 - 23.66
                                            2002     42,905   1.280 - 1.285    55,125        1.50     1.40 - 1.60  (26.31) - (26.11)
                                            2001     53,755   1.737 - 1.739    93,500        0.45     1.40 - 1.60  (27.15) - (10.88)

HIGH YIELD BOND TRUST                       2004         47           1.070        51        7.77            1.40               4.39

MANAGED ASSETS TRUST                        2004         14   1.077 - 1.078        15        2.55     1.40 - 1.60        6.74 - 9.66

MONEY MARKET PORTFOLIO                      2004     17,967   0.983 - 1.175    21,097        0.98     1.40 - 1.80    (0.81) - (0.34)
                                            2003     26,495   0.991 - 1.179    31,225        0.80     1.40 - 1.80    (0.76) - (0.67)
                                            2002     51,201   1.182 - 1.187    60,754        1.38     1.40 - 1.60      (0.25) - 0.00
                                            2001     58,617   1.185 - 1.187    69,573        3.45     1.40 - 1.60        1.28 - 2.33
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Premier Equity Fund - Series I   2004      3,811   0.663 - 1.316     2,571        0.40     1.40 - 1.80        3.87 - 4.38
                                            2003      4,900   0.637 - 1.267     3,157        0.30     1.40 - 1.80      20.32 - 23.31
                                            2002      5,307   0.517 - 0.519     2,754        0.37     1.40 - 1.60  (31.43) - (31.26)
                                            2001      3,969   0.754 - 0.755     2,995        0.23     1.40 - 1.60   (13.71) - (1.57)
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth
    Portfolio - Class B                     2004     12,611   0.563 - 1.335     7,174          --     1.40 - 2.00        6.23 - 6.78
                                            2003     15,454   0.528 - 1.255     8,221          --     1.40 - 2.00       4.95 - 21.79
                                            2002     18,392   0.435 - 0.436     8,025          --     1.40 - 1.60  (31.92) - (31.88)
                                            2001     19,307   0.639 - 0.640    12,355          --     1.40 - 1.60   (18.58) - (5.05)
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares       2004        116           1.450       169        0.41            1.40              11.88
                                            2003         70           1.296        91        0.23            1.40              28.19

  Growth Fund - Class 2 Shares              2004        221           1.385       306        0.20            1.40              10.98
                                            2003        131           1.248       164        0.20            1.40              23.93

  Growth-Income Fund - Class 2 Shares       2004      4,114   1.355 - 1.364     5,606        1.10     1.40 - 1.80        8.40 - 8.86
                                            2003      2,047   1.250 - 1.253     2,564        1.90     1.40 - 1.80      21.10 - 24.18
CREDIT SUISSE TRUST
  Credit Suisse Trust Emerging Markets      2004      4,165   1.186 - 1.776     4,979        0.29     1.40 - 1.80      22.65 - 23.20
    Portfolio                               2003      4,252   0.964 - 1.448     4,126          --     1.40 - 1.80      40.52 - 48.36
                                            2002      4,810   0.686 - 0.688     3,311        0.17     1.40 - 1.60  (12.94) - (12.80)
                                            2001      4,645   0.788 - 0.789     3,666          --     1.40 - 1.60   (10.95) - (1.75)
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard       2004      4,550   1.761 - 2.123     9,619        2.08     1.40 - 2.00      28.82 - 29.53
    Class                                   2003      5,006   1.367 - 1.639     8,173        2.52     1.40 - 2.00      22.60 - 32.18
                                            2002      4,517   1.235 - 1.240     5,600        2.02     1.40 - 1.60        2.83 - 3.08
                                            2001      2,917   1.201 - 1.203     3,509        1.79     1.40 - 1.60       7.31 - 10.39
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF Appreciation Portfolio -
    Initial Shares                          2004      8,281   1.081 - 1.286     9,044        1.56     1.40 - 2.00        2.97 - 3.62
                                            2003     10,056   1.045 - 1.246    10,597        1.38     1.40 - 2.00      19.29 - 21.21
                                            2002     10,983   0.876 - 0.880     9,660        1.05     1.40 - 1.60  (18.05) - (17.83)
                                            2001     11,973   1.069 - 1.071    12,823        0.86     1.40 - 1.60   (10.60) - (2.73)
  Dreyfus VIF Developing Leaders
    Portfolio - Initial Shares              2004     17,196   1.235 - 1.479    21,420        0.19     1.40 - 2.00        9.11 - 9.80
                                            2003     19,563   1.127 - 1.352    22,193        0.03     1.40 - 2.00      29.69 - 32.61
                                            2002     20,248   0.869 - 0.872    17,664        0.05     1.40 - 1.60  (20.42) - (20.29)
                                            2001     19,162   1.092 - 1.094    20,962        0.47     1.40 - 1.60    (7.45) - (3.36)

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Mutual Shares Securities Fund -           2004      1,317   1.152 - 1.403     1,608        0.80     1.40 - 2.00      10.43 - 11.03
    Class 2 Shares                          2003      1,112   1.039 - 1.268     1,231        0.98     1.40 - 2.00      17.99 - 26.42
                                            2002        202           0.845       170        0.15            1.40            (14.99)
  Templeton Developing Markets
    Securities Fund - Class 2 Shares        2004         39           1.781        69        1.88            1.40              23.00
                                            2003          5           1.448         7          --            1.40              44.80
  Templeton Foreign Securities Fund -
    Class 2 Shares                          2004          7           1.152         8          --            1.40              14.17
  Templeton Growth Securities Fund -
    Class 2 Shares                          2004      2,463   1.174 - 1.540     2,999        1.22     1.40 - 2.00      13.71 - 14.34
                                            2003      1,688   1.028 - 1.351     1,823        1.31     1.40 - 2.00      11.49 - 39.13
                                            2002        519   0.791 - 0.792       411        0.58     1.40 - 1.60  (22.43) - (19.29)
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                    2004     22,773   1.415 - 1.426    32,468        1.08     1.40 - 1.60        7.03 - 7.30
                                            2003     24,850   1.322 - 1.329    33,025        0.65     1.40 - 1.60      22.63 - 22.83
                                            2002     25,978   1.078 - 1.082    28,106        1.46     1.40 - 1.60  (18.83) - (18.65)
                                            2001     26,892   1.328 - 1.330    35,778        1.10     1.40 - 1.60      (5.34) - 0.30

  Diversified Strategic Income Portfolio    2004     14,607   1.354 - 1.364    19,928        4.41     1.40 - 1.60        5.04 - 5.25
                                            2003     17,617   1.289 - 1.296    22,833        5.66     1.40 - 1.60       9.98 - 10.20
                                            2002     20,089   1.172 - 1.176    23,630        8.88     1.40 - 1.60        3.17 - 3.34
                                            2001     24,194   1.136 - 1.138    27,526        8.69     1.40 - 1.60      (0.70) - 1.79

  Equity Index Portfolio - Class II         2004     15,979   0.882 - 1.405    14,324        1.31     1.40 - 1.80        8.24 - 8.68
    Shares                                  2003     17,925   0.813 - 1.298    14,771        1.05     1.40 - 1.80      25.66 - 32.31
                                            2002     17,228   0.647 - 0.649    11,183        1.81     1.40 - 1.60  (23.61) - (23.47)
                                            2001     16,528   0.847 - 0.848    14,017        0.69     1.40 - 1.60   (13.65) - (3.31)

  Fundamental Value Portfolio               2004     21,346   1.429 - 1.440    30,733        0.65     1.40 - 1.60        6.48 - 6.67
                                            2003     22,643   1.342 - 1.350    30,551        0.62     1.40 - 1.60      36.38 - 36.78
                                            2002     23,088   0.984 - 0.987    22,787        1.12     1.40 - 1.60  (22.52) - (22.41)
                                            2001     18,484   1.270 - 1.272    23,511        0.69     1.40 - 1.60    (6.61) - (1.85)
  Salomon Brothers Variable Aggressive
    Growth Fund - Class I Shares            2004      1,422   1.120 - 1.498     1,873          --     1.40 - 2.15        6.77 - 7.55
                                            2003        504   1.043 - 1.398       604          --     1.40 - 2.15       4.78 - 38.13
                                            2002         58           0.758        44          --            1.40               1.74
  Salomon Brothers Variable Growth &
    Income Fund - Class I Shares            2004        183   1.098 - 1.404       228        0.91     1.40 - 1.80        6.44 - 6.91
                                            2003        180   1.027 - 1.319       210        0.51     1.40 - 1.80      27.69 - 28.38
                                            2002         31           0.800        25        0.62            1.40             (5.55)
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares       2004     20,596   0.997 - 1.213    21,547        2.18     1.40 - 2.10        6.07 - 6.70
                                            2003     22,417   0.935 - 1.140    21,951        1.87     1.40 - 2.10       5.08 - 12.16
                                            2002     19,974   0.836 - 0.983    17,101        2.12     1.40 - 1.70    (8.24) - (7.90)
                                            2001     14,319   0.910 - 1.069    13,094        2.07     1.40 - 1.70      (6.28) - 0.28

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
JANUS ASPEN SERIES (CONTINUED)
  Capital Appreciation Portfolio -
    Service Shares                          2004      4,907   0.762 - 1.412     4,570        0.03     1.40 - 2.10      15.52 - 16.36
                                            2003      5,228   0.657 - 1.220     4,135        0.26     1.40 - 2.10      17.23 - 18.49
                                            2002      4,594   0.555 - 0.941     2,730        0.32     1.40 - 1.70  (17.34) - (17.11)
                                            2001      3,949   0.671 - 1.137     2,703        1.03     1.40 - 1.70     (22.94) - 1.97
  Global Life Sciences Portfolio -
    Service Shares                          2004      2,154   0.900 - 1.423     1,963          --     1.40 - 1.80      12.22 - 12.67
                                            2003      2,381   0.801 - 1.268     1,925          --     1.40 - 1.80      18.39 - 24.42
                                            2002      2,756   0.645 - 0.647     1,783          --     1.40 - 1.60  (30.65) - (30.50)
                                            2001      3,296   0.930 - 0.931     3,069          --     1.40 - 1.60   (17.97) - (1.17)

  Global Technology Portfolio - Service     2004      6,741   0.344 - 1.455     2,361          --     1.40 - 1.80    (1.22) - (0.86)
    Shares                                  2003      7,657   0.347 - 1.473     2,707          --     1.40 - 1.80      33.67 - 44.21
                                            2002      8,203   0.241 - 0.242     1,982          --     1.40 - 1.60  (41.79) - (41.69)
                                            2001      9,220   0.414 - 0.415     3,827        0.66     1.40 - 1.60  (38.24) - (15.68)

  Mid Cap Value Portfolio - Service         2004      1,751   1.542 - 1.560     2,719        3.32     1.40 - 2.10      15.33 - 16.16
    Shares                                  2003      1,624   1.337 - 1.343     2,178        0.12     1.40 - 2.10      33.70 - 34.30

  Worldwide Growth Portfolio - Service      2004     20,463   0.557 - 1.322    12,664        0.89     1.40 - 2.10        2.41 - 3.13
    Shares                                  2003     23,879   0.541 - 1.288    14,139        0.85     1.40 - 2.10      20.86 - 28.96
                                            2002     25,807   0.444 - 0.855    12,055        0.58     1.40 - 1.70  (26.97) - (26.77)
                                            2001     25,538   0.608 - 1.168    15,710        0.28     1.40 - 1.70     (23.68) - 4.75
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio     2004         34           1.513        51          --            1.40              13.25
                                            2003          3           1.336         4          --            1.40              17.92
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio               2004        421   1.369 - 1.382       580        1.19     1.40 - 2.00      10.49 - 11.09
                                            2003        177   1.239 - 1.244       219        1.24     1.40 - 2.00      10.82 - 16.26

  Mid-Cap Value Portfolio                   2004        392   1.531 - 1.541       603        0.43     1.40 - 1.80      21.89 - 22.30
                                            2003        193   1.256 - 1.260       243        0.95     1.40 - 1.80       7.06 - 16.45
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
  Merrill Lynch Value Opportunities V.I.
    Fund - Class III                        2004         14           1.208        16          --            1.40              12.90

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
MORGAN STANLEY VARIABLE INVESTMENT SERIES
  Dividend Growth Portfolio - Class Y       2004        732   1.158 - 1.166       851        1.76     1.60 - 2.15        5.95 - 6.48
                                            2003        163   1.093 - 1.095       179        0.65     1.60 - 2.15       1.58 - 10.61

  Equity Portfolio - Class Y                2004        156   1.170 - 1.179       183        0.46     1.60 - 2.15       6.44 - 12.29
                                            2003         14           1.079        15        0.02            2.15               2.47

  S&P 500 Index Portfolio - Class Y         2004      4,899   1.179 - 1.187     5,798        0.79     1.60 - 2.15        7.97 - 8.50
                                            2003      1,702   1.092 - 1.094     1,861          --     1.60 - 2.15       5.81 - 10.28
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Main Street Fund/VA -
    Service Shares                          2004         23           1.074        25          --            1.40               9.48
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio - Administrative    2004        750   1.118 - 1.125       843        1.02     1.40 - 1.80        6.99 - 7.35
    Class                                   2003        454   1.045 - 1.048       475        0.38     1.40 - 1.80      (0.48) - 0.58

  Total Return Portfolio - Administrative   2004     18,441   1.053 - 1.213    22,231        1.88     1.40 - 2.00        2.73 - 3.41
    Class                                   2003     21,507   1.025 - 1.173    25,082        2.88     1.40 - 2.00        0.29 - 3.62
                                            2002     23,768   1.129 - 1.132    26,914        4.04     1.40 - 1.60        7.42 - 7.50
                                            2001      5,440   1.051 - 1.053     5,728        2.49     1.40 - 1.60        4.06 - 5.30
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth Fund -
    Class IB Shares                         2004        383   0.767 - 0.773       296          --     1.40 - 1.60        5.79 - 6.18
                                            2003        456   0.725 - 0.728       332          --     1.40 - 1.60      29.93 - 30.00
                                            2002        482   0.558 - 0.560       269          --     1.40 - 1.60  (30.68) - (30.52)
                                            2001        162   0.805 - 0.806       130          --     1.40 - 1.60   (12.49) - (2.07)
  Putnam VT International Equity Fund -
    Class IB Shares                         2004      1,920   1.003 - 1.522     1,991        1.43     1.40 - 1.80      14.09 - 14.63
                                            2003      2,345   0.877 - 1.334     2,112        1.10     1.40 - 1.80      26.37 - 34.88
                                            2002      2,646   0.694 - 0.696     1,842        0.43     1.40 - 1.60  (18.93) - (18.79)
                                            2001      1,024   0.856 - 0.857       878          --     1.40 - 1.60  (14.47) - (10.27)
  Putnam VT Small Cap Value Fund - Class
    IB Shares                               2004      2,424   1.599 - 1.918     3,915        0.35     1.40 - 2.00      23.69 - 24.40
                                            2003      2,378   1.288 - 1.547     3,086        0.33     1.40 - 2.00      28.28 - 47.66
                                            2002      2,335   0.874 - 0.877     2,048        0.15     1.40 - 1.60  (19.60) - (19.39)
                                            2001        844   1.087 - 1.088       919          --     1.40 - 1.60        1.68 - 3.52
SALOMON BROTHERS VARIABLE SERIES
FUNDS INC.
  All Cap Fund - Class I                    2004     24,241   1.210 - 1.655    37,245        0.56     1.40 - 2.15        5.97 - 6.84
                                            2003     23,104   1.136 - 1.549    33,400        0.28     1.40 - 2.15      13.10 - 38.70
                                            2002     20,494   0.831 - 1.130    21,867        0.47     1.40 - 1.70  (26.33) - (26.10)
                                            2001     14,344   1.128 - 1.529    21,772        1.04     1.40 - 1.70      (3.78) - 5.22

  High Yield Bond Fund - Class I            2004      8,890   1.104 - 1.497    12,641        6.43     1.40 - 2.25        1.56 - 9.51
                                            2003      8,517   1.068 - 1.367    11,217        7.54     1.40 - 2.15       2.69 - 22.49
                                            2002      6,078   1.095 - 1.116     6,758        8.50     1.40 - 1.70        5.49 - 5.78
                                            2001      4,579   1.038 - 1.055     4,826        9.65     1.40 - 1.70      (2.41) - 3.74

  Investors Fund - Class I                  2004     20,331   1.211 - 1.459    26,544        1.42     1.40 - 2.15        5.64 - 8.89
                                            2003     22,286   1.116 - 1.346    26,696        1.44     1.40 - 2.15      12.90 - 33.80
                                            2002     23,029   0.858 - 0.923    21,131        1.16     1.40 - 1.70  (24.34) - (24.10)
                                            2001     20,984   1.134 - 1.216    25,498        0.89     1.40 - 1.70      (7.19) - 4.22

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
SALOMON BROTHERS VARIABLE SERIES
FUNDS INC. (CONTINUED)
  Large Cap Growth Fund - Class I           2004      2,433   1.124 - 1.420     2,951        0.26     1.40 - 2.15    (7.61) - (0.88)
                                            2003        838   1.137 - 1.439     1,012        0.03     1.40 - 2.15       9.75 - 42.50
                                            2002         38           0.800        30          --            1.40             (9.09)

  Small Cap Growth Fund - Class I           2004     13,070   0.962 - 1.758    15,866          --     1.40 - 2.15      12.65 - 13.60
                                            2003     12,349   0.849 - 1.555    12,666          --     1.40 - 2.15       6.11 - 53.87
                                            2002      8,671   0.579 - 0.808     5,497          --     1.40 - 1.70  (35.83) - (35.66)
                                            2001      5,839   0.901 - 1.257     5,360          --     1.40 - 1.70      (8.51) - 9.02

  Strategic Bond Fund - Class I             2004     21,523   1.059 - 1.443    28,068        4.71     1.40 - 2.25        0.38 - 5.17
                                            2003     21,155   1.014 - 1.372    26,860        6.22     1.40 - 2.15       2.52 - 11.64
                                            2002     15,133   1.085 - 1.229    18,013        5.85     1.40 - 1.70        7.00 - 7.34
                                            2001      8,884   1.014 - 1.145    10,152        5.65     1.40 - 1.70      (0.29) - 5.43
SCUDDER VARIABLE SERIES I
  Growth and Income Portfolio - Class B     2004        460   1.210 - 1.221       558        0.45     1.60 - 2.15        5.00 - 8.05
                                            2003        228   1.126 - 1.130       257          --     1.60 - 2.15       3.20 - 10.71
SCUDDER VARIABLE SERIES II
  Scudder International Select Equity
    Portfolio - Class B                     2004      2,292   1.167 - 1.406     3,168        0.43     1.60 - 2.25       6.48 - 16.01
                                            2003        524   1.208 - 1.212       634          --     1.60 - 2.15       6.70 - 16.59
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio          2004     10,858   1.281 - 1.520    16,496        2.10     1.40 - 1.80        4.40 - 4.83
                                            2003     11,368   1.227 - 1.450    16,477        2.95     1.40 - 1.80      11.24 - 24.46
                                            2002     12,542   1.161 - 1.165    14,606        7.22     1.40 - 1.60    (8.44) - (8.27)
                                            2001     13,266   1.268 - 1.270    16,848        1.91     1.40 - 1.60    (4.88) - (2.23)

  Disciplined Mid Cap Stock Portfolio       2004      7,611   1.563 - 2.146    16,281        0.27     1.40 - 2.00      14.17 - 14.82
                                            2003      8,298   1.369 - 1.869    15,466        0.30     1.40 - 2.00      19.56 - 35.21
                                            2002      8,980   1.412 - 1.417    12,725        0.55     1.40 - 1.60  (15.70) - (15.50)
                                            2001      8,550   1.675 - 1.677    14,343        0.28     1.40 - 1.60    (5.41) - (4.56)

  Equity Income Portfolio                   2004     39,437   1.223 - 1.810    67,975        1.35     1.40 - 2.15        7.54 - 8.38
                                            2003     39,465   1.137 - 1.670    63,737        0.97     1.40 - 2.15       9.72 - 33.50
                                            2002     37,340   0.956 - 1.291    47,546        1.03     1.40 - 1.70  (15.40) - (15.12)
                                            2001     38,780   1.130 - 1.521    58,951        1.05     1.40 - 1.70      (7.93) - 1.80

  Federated High Yield Portfolio            2004     14,712   1.286 - 1.464    21,514        6.84     1.40 - 2.00        8.25 - 8.85
                                            2003     17,731   1.188 - 1.345    23,825        7.14     1.40 - 2.00      15.56 - 20.74
                                            2002     17,681   1.110 - 1.114    19,697       17.33     1.40 - 1.60        2.02 - 2.30
                                            2001     18,790   1.088 - 1.089    20,467       11.70     1.40 - 1.60      (2.68) - 0.46

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Federated Stock Portfolio                 2004      8,079   1.416 - 1.737    14,030        1.39     1.40 - 1.80        8.59 - 9.04
                                            2003      9,284   1.304 - 1.593    14,788        1.40     1.40 - 1.80      25.59 - 30.53
                                            2002     10,835   1.262 - 1.266    13,719        2.59     1.40 - 1.60  (20.58) - (20.48)
                                            2001     12,271   1.589 - 1.592    19,532        1.23     1.40 - 1.60      (1.79) - 0.25

  Large Cap Portfolio                       2004     29,145   1.109 - 1.435    40,475        0.84     1.40 - 2.15        2.87 - 5.05
                                            2003     29,057   1.059 - 1.366    38,854        0.41     1.40 - 2.15       8.99 - 23.89
                                            2002     29,244   0.864 - 1.111    32,121        0.46     1.40 - 1.70  (24.08) - (23.85)
                                            2001     32,639   1.138 - 1.459    47,594        0.46     1.40 - 1.70     (18.49) - 0.00

  Lazard International Stock Portfolio      2004     20,716   1.144 - 1.504    23,899        1.52     1.40 - 2.00      13.47 - 14.16
                                            2003     22,800   1.004 - 1.323    23,042        1.70     1.40 - 2.00      26.61 - 32.50
                                            2002     26,732   0.793 - 0.796    21,285        1.92     1.40 - 1.60  (14.36) - (14.22)
                                            2001     31,176   0.926 - 0.928    28,922        0.15     1.40 - 1.60  (27.22) - (15.97)

  Merrill Lynch Large Cap Core Portfolio    2004      1,220   0.915 - 1.412     1,127        0.55     1.40 - 1.80      13.87 - 14.25
                                            2003      1,290   0.803 - 1.240     1,043        0.63     1.40 - 1.80       8.20 - 19.56
                                            2002      1,549   0.673 - 0.675     1,046        0.51     1.40 - 1.60  (26.37) - (26.23)
                                            2001      2,121   0.914 - 0.915     1,941        0.04     1.40 - 1.60   (23.56) - (7.21)

  MFS Emerging Growth Portfolio             2004     15,965   1.249 - 1.424    20,092          --     1.40 - 2.00      10.44 - 11.22
                                            2003     18,373   1.126 - 1.286    20,802          --     1.40 - 2.00       6.81 - 27.33
                                            2002     21,025   0.886 - 0.889    18,690          --     1.40 - 1.60  (35.28) - (35.16)
                                            2001     25,915   1.369 - 1.371    35,529          --     1.40 - 1.60  (37.08) - (17.33)

  MFS Mid Cap Growth Portfolio              2004     12,700   0.986 - 1.518    12,631          --     1.40 - 2.00      11.91 - 12.57
                                            2003     14,574   0.878 - 1.355    12,880          --     1.40 - 2.00       7.71 - 35.22
                                            2002     15,158   0.651 - 0.653     9,904          --     1.40 - 1.60  (49.65) - (49.58)
                                            2001     16,927   1.293 - 1.295    21,921          --     1.40 - 1.60   (24.75) - (2.93)

  MFS Value Portfolio                       2004         94   1.060 - 1.065       100        5.65     1.40 - 1.60       7.51 - 11.87

  Pioneer Fund Portfolio                    2004         22           1.333        29        0.87            1.40               9.53
                                            2003         13           1.217        16        1.42            1.40              14.70

  Travelers Quality Bond Portfolio          2004     24,217   1.058 - 1.409    34,078        4.40     1.40 - 2.00        1.24 - 1.88
                                            2003     28,711   1.045 - 1.383    39,677        4.40     1.40 - 2.00        2.05 - 5.49
                                            2002     33,335   1.306 - 1.311    43,704        7.29     1.40 - 1.60        4.06 - 4.30
                                            2001     35,290   1.255 - 1.257    44,347        3.44     1.40 - 1.60        1.54 - 5.63

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Core Plus Fixed Income Portfolio -        2004      4,575   1.018 - 1.037     4,711        3.84     1.50 - 2.15        1.59 - 2.57
    Class II                                2003      2,616   1.000 - 1.011     2,639        0.02     1.50 - 2.15        0.50 - 2.65

  Emerging Markets Equity Portfolio -       2004      5,608   1.310 - 2.042     8,564        0.65     1.40 - 2.25      10.00 - 21.44
    Class I                                 2003      4,383   1.081 - 1.684     5,373          --     1.40 - 2.15      15.77 - 55.78
                                            2002      3,404   0.734 - 1.142     2,611          --     1.40 - 1.70  (10.46) - (10.12)
                                            2001      3,554   0.819 - 1.272     2,966          --     1.40 - 1.70      (9.20) - 8.63

  Equity and Income Portfolio - Class II    2004      8,221   1.092 - 1.275    10,321          --     1.50 - 2.25        2.82 - 9.82
                                            2003      4,128   1.096 - 1.161     4,741        1.08     1.50 - 2.15       9.68 - 14.75

  Equity Growth Portfolio - Class I         2004     10,585   0.636 - 1.333     8,912        0.17     1.40 - 2.15        5.48 - 6.30
                                            2003     10,728   0.600 - 1.261     8,201          --     1.40 - 2.15       7.71 - 23.43
                                            2002      9,321   0.488 - 0.830     5,110        0.18     1.40 - 1.70  (29.05) - (28.78)
                                            2001      7,880   0.687 - 1.168     5,517          --     1.40 - 1.70   (16.40) - (0.43)

  Global Franchise Portfolio - Class II     2004      6,924   1.079 - 1.359     9,232        0.15     1.50 - 2.25       5.47 - 11.12
    Shares                                  2003      2,850   1.161 - 1.223     3,459          --     1.50 - 2.15      12.48 - 21.69

  Global Value Equity Portfolio - Class I   2004     15,137   1.187 - 1.512    18,905        0.75     1.40 - 2.15       9.23 - 11.99
                                            2003     14,042   1.062 - 1.357    15,560          --     1.40 - 2.15      14.53 - 38.75
                                            2002     10,867   0.837 - 0.902     9,216        1.22     1.40 - 1.70  (18.26) - (18.05)
                                            2001      9,816   1.023 - 1.101    10,063        1.16     1.40 - 1.70      (8.32) - 1.29

  Mid Cap Growth Portfolio - Class I        2004     12,337   0.678 - 1.692    11,532          --     1.40 - 2.15      17.06 - 20.04
                                            2003     12,450   0.566 - 1.418     9,232          --     1.40 - 2.15       9.02 - 39.80
                                            2002     11,028   0.406 - 0.801     5,262          --     1.40 - 1.70  (32.35) - (32.17)
                                            2001      9,605   0.599 - 1.181     5,879          --     1.40 - 1.70     (30.31) - 5.07

  Mid Cap Value Portfolio - Class I         2004     19,054   1.346 - 1.637    27,374        0.02     1.40 - 2.15      12.17 - 13.02
                                            2003     19,142   1.195 - 1.456    24,279          --     1.40 - 2.15      12.23 - 44.72
                                            2002     18,155   0.859 - 0.914    16,362          --     1.40 - 1.70  (29.24) - (29.04)
                                            2001     14,688   1.214 - 1.288    18,885          --     1.40 - 1.70      (4.45) - 6.21

  Small Company Growth Portfolio -          2004      2,108   1.429 - 1.594     3,213          --     1.50 - 2.15      16.37 - 17.21
    Class II                                2003        875   1.228 - 1.360     1,173          --     1.50 - 2.15       5.59 - 32.94

  Technology Portfolio - Class I            2004     12,062   0.233 - 1.364     3,895          --     1.40 - 2.10    (3.69) - (2.89)
                                            2003     12,556   0.241 - 1.414     4,081          --     1.40 - 2.10      33.02 - 46.06
                                            2002     13,864   0.165 - 0.679     2,532          --     1.40 - 1.70  (49.85) - (49.70)
                                            2001     15,285   0.329 - 1.350     5,154          --     1.40 - 1.70   (49.54) - (0.37)

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC. (CONTINUED)
  U.S. Real Estate Portfolio - Class I      2004      9,314   1.578 - 2.113    18,306        1.59     1.40 - 2.15      33.50 - 34.50
                                            2003      8,257   1.182 - 1.571    12,345          --     1.40 - 2.15       8.72 - 35.66
                                            2002      6,036   1.076 - 1.158     6,818        3.60     1.40 - 1.70    (2.45) - (2.20)
                                            2001      4,025   1.103 - 1.184     4,747        4.85     1.40 - 1.70        2.99 - 8.33

  Value Portfolio - Class I                 2004     18,040   1.239 - 1.593    23,345        0.98     1.40 - 2.15      15.33 - 16.19
                                            2003     17,604   1.069 - 1.378    19,464          --     1.40 - 2.15       8.60 - 37.74
                                            2002     16,433   0.810 - 0.886    13,534        1.01     1.40 - 1.70  (23.46) - (23.23)
                                            2001     14,104   1.057 - 1.155    14,957        1.19     1.40 - 1.70      (2.67) - 5.29
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio        2004      3,834   0.587 - 1.363     2,793        0.16     1.40 - 2.15        4.25 - 4.97
                                            2003      3,462   0.560 - 1.303     2,162          --     1.40 - 2.15       4.80 - 27.75
                                            2002      3,045   0.440 - 0.442     1,344          --     1.40 - 1.60  (24.83) - (19.41)
                                            2001      2,102           0.588     1,236          --            1.40            (24.90)

  MFS Total Return Portfolio                2004     53,054   1.164 - 1.765    91,472        2.65     1.40 - 2.15        3.39 - 9.90
                                            2003     55,901   1.067 - 1.606    88,945        2.29     1.40 - 2.15       6.68 - 17.38
                                            2002     57,692   1.392 - 1.397    80,610        5.86     1.40 - 1.60    (6.76) - (6.62)
                                            2001     59,309   1.493 - 1.496    88,710        2.73     1.40 - 1.60    (1.38) - (0.47)

  Pioneer Strategic Income Portfolio        2004      3,363           1.439     4,841        6.58            1.40               9.35
                                            2003      3,909           1.316     5,143        8.62            1.40              17.92
                                            2002      4,570           1.116     5,101       21.73            1.40               4.40
                                            2001      5,472           1.069     5,849        7.83            1.40               2.79
  SB Adjustable Rate Income Portfolio -
    Class I Shares                          2004        211   0.994 - 0.997       210        1.11     1.40 - 1.60      (0.20) - 0.10
                                            2003        140           0.999       140        0.34            1.40                 --

  Smith Barney Aggressive Growth            2004     16,632   0.896 - 0.903    15,005          --     1.40 - 1.60        8.21 - 8.40
    Portfolio                               2003     17,803   0.828 - 0.833    14,816          --     1.40 - 1.60      32.27 - 32.64
                                            2002     15,110   0.626 - 0.628     9,481          --     1.40 - 1.60  (33.69) - (33.54)
                                            2001      6,848   0.944 - 0.945     6,470          --     1.40 - 1.60    (8.70) - (5.41)
  Smith Barney Large Capitalization
    Growth Portfolio                        2004      5,441   0.962 - 0.970     5,275        0.35     1.40 - 1.60    (1.33) - (1.02)
                                            2003      5,978   0.975 - 0.980     5,857        0.03     1.40 - 1.60      45.31 - 45.62
                                            2002      2,926   0.671 - 0.673     1,970        0.43     1.40 - 1.60  (25.94) - (25.88)
                                            2001        940   0.906 - 0.908       853          --     1.40 - 1.60    (6.97) - (3.10)

  Strategic Equity Portfolio                2004     29,503   1.393 - 1.427    41,404        1.35     1.40 - 1.80        8.27 - 8.68
                                            2003     34,287   1.284 - 1.318    44,269          --     1.40 - 1.80      18.95 - 30.67
                                            2002     40,012   0.984 - 0.988    39,525        0.55     1.40 - 1.60  (34.66) - (34.48)
                                            2001     50,082   1.506 - 1.508    75,534        0.20     1.40 - 1.60  (14.56) - (10.41)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class I Shares       2004      3,652           1.347     4,919        0.96            1.40              16.12
                                            2003      3,294           1.160     3,821        1.01            1.40              29.18
                                            2002      3,145           0.898     2,824        0.76            1.40            (20.39)
                                            2001      3,175           1.128     3,581          --            1.40             (3.84)

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
VAN KAMPEN LIFE INVESTMENT TRUST
(CONTINUED)
  Comstock Portfolio - Class II Shares      2004     53,539   1.132 - 1.538    70,558        0.73     1.40 - 2.25       4.62 - 15.82
                                            2003     46,662   1.043 - 1.333    52,338        0.72     1.40 - 2.15      10.02 - 31.36
                                            2002     34,293   0.811 - 0.869    28,633        0.38     1.40 - 1.70  (20.75) - (20.51)
                                            2001     15,513   1.023 - 1.095    15,957          --     1.40 - 1.70      (6.06) - 1.67

  Emerging Growth Portfolio - Class I       2004      6,655           1.281     8,526          --            1.40               5.52
    Shares                                  2003      7,291           1.214     8,850          --            1.40              25.54
                                            2002      8,169           0.967     7,896        0.36            1.40            (33.40)
                                            2001      9,618           1.452    13,964        0.11            1.40            (32.47)

  Emerging Growth Portfolio - Class II      2004     14,690   0.578 - 1.315    12,187          --     1.40 - 2.25        2.42 - 5.24
    Shares                                  2003     14,679   0.550 - 1.255    10,898          --     1.40 - 2.15       3.93 - 25.40
                                            2002     11,849   0.440 - 0.753     5,882        0.05     1.40 - 1.70  (33.77) - (33.58)
                                            2001      8,035   0.663 - 1.135     5,533          --     1.40 - 1.70     (32.66) - 2.81

  Enterprise Portfolio - Class I Shares     2004      8,518           0.788     6,712        0.40            1.40               2.60
                                            2003      9,561           0.768     7,343        0.52            1.40              24.07
                                            2002     10,975           0.619     6,790        0.50            1.40            (30.29)
                                            2001     13,325           0.888    11,831        0.20            1.40            (21.55)

  Enterprise Portfolio - Class II Shares    2004      5,793   0.682 - 1.295     4,958        0.13     1.40 - 2.15        0.09 - 2.38
                                            2003      5,778   0.668 - 1.270     4,753        0.23     1.40 - 2.15      10.17 - 24.66
                                            2002      4,839   0.540 - 0.825     2,844        0.17     1.40 - 1.70  (30.78) - (30.60)
                                            2001      3,977   0.779 - 1.189     3,167        0.01     1.40 - 1.70     (21.66) - 1.89

  Government Portfolio - Class I Shares     2004      5,215           1.305     6,806        5.13            1.40               2.68
                                            2003      6,355           1.271     8,074        4.75            1.40               0.39
                                            2002      8,078           1.266    10,230        2.65            1.40               8.02
                                            2001      3,330           1.172     3,901        5.28            1.40               5.49

  Government Portfolio - Class II Shares    2004     24,175   0.995 - 1.167    26,882        4.78     1.40 - 2.25        0.19 - 2.46
                                            2003     29,050   0.979 - 1.139    31,686        4.27     1.40 - 2.15      (0.80) - 1.66
                                            2002     27,855   1.072 - 1.138    31,017        2.21     1.40 - 1.70        7.41 - 7.87
                                            2001      7,659   0.998 - 1.055     8,061        0.78     1.40 - 1.70      (1.09) - 4.56

  Growth and Income Portfolio - Class I     2004     10,021           1.505    15,085        0.98            1.40              12.73
    Shares                                  2003     10,289           1.335    13,732        0.97            1.40              26.30
                                            2002     11,034           1.057    11,663        1.06            1.40            (15.71)
                                            2001     12,134           1.254    15,215        0.06            1.40             (7.11)

                                                                                                        EXPENSE          TOTAL
                                            YEAR               UNIT VALUE       NET    INVESTMENT(1)    RATIO(2)       RETURN(3)
                                           ENDED      UNITS     LOWEST TO     ASSETS       INCOME      LOWEST TO       LOWEST TO
                                           DEC 31    (000S)    HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                           ------    ------   -------------   -------  -------------  -----------  -----------------
VAN KAMPEN LIFE INVESTMENT TRUST
(CONTINUED)
  Growth and Income Portfolio - Class II    2004     34,038   1.113 - 1.469    43,645        0.72     1.40 - 2.25       4.80 - 12.50
    Shares                                  2003     30,385   1.010 - 1.312    34,145        0.61     1.40 - 2.15      12.04 - 30.03
                                            2002     20,100   0.804 - 0.937    17,178        0.63     1.40 - 1.70  (16.22) - (15.94)
                                            2001     10,778   0.958 - 1.116    10,376          --     1.40 - 1.70      (7.34) - 2.01

  Money Market Portfolio - Class I Shares   2004      4,574           1.109     5,071        0.79            1.40             (0.54)
                                            2003      5,728           1.115     6,389        0.58            1.40             (0.89)
                                            2002      7,146           1.125     8,037        1.22            1.40             (0.18)
                                            2001      9,462           1.127    10,662        3.39            1.40               2.27

  Money Market Portfolio - Class II         2004     15,493   0.968 - 0.998    15,238        0.53     1.40 - 2.15    (1.52) - (0.80)
    Shares                                  2003     18,595   0.979 - 1.006    18,487        0.32     1.40 - 2.15    (1.41) - (0.30)
                                            2002     18,808   0.993 - 1.017    18,987        0.94     1.40 - 1.70    (0.70) - (0.49)
                                            2001     10,354   1.000 - 1.022    10,568        2.17     1.40 - 1.70      (0.10) - 1.89
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio - Service         2004     30,508   1.011 - 1.488    36,691        0.19     1.40 - 2.15      12.72 - 13.60
    Class 2                                 2003     23,114   0.892 - 1.316    23,827        0.24     1.40 - 2.15       9.01 - 27.67
                                            2002     14,478   0.707 - 0.997    10,920        0.60     1.40 - 1.70  (11.08) - (10.80)
                                            2001      9,201   0.795 - 1.120     7,381        0.53     1.40 - 1.70     (13.76) - 3.32
VARIABLE INSURANCE PRODUCTS FUND III
  Dynamic Capital Appreciation Portfolio
    - Service Class 2                       2004        603   0.755 - 1.246       509          --     1.40 - 1.80    (0.48) - (0.13)
                                            2003        894   0.756 - 1.252       730          --     1.40 - 1.80      23.13 - 26.85
                                            2002      1,030           0.614       632        0.64            1.40             (8.77)
                                            2001        101           0.673        68          --            1.40             (9.66)

  Mid Cap Portfolio - Service Class 2       2004     14,949   1.475 - 1.732    23,598          --     1.40 - 2.15      22.04 - 22.91
                                            2003     10,708   1.202 - 1.415    13,616        0.21     1.40 - 2.15       9.28 - 46.18
                                            2002      6,637   0.883 - 0.997     6,010        0.44     1.40 - 1.70  (11.57) - (11.21)
                                            2001      1,830   0.998 - 1.125     1,840          --     1.40 - 1.70        1.42 - 5.24

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                             CAPITAL APPRECIATION                HIGH YIELD
                                                     FUND                        BOND TRUST                MANAGED ASSETS TRUST
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   37,059,685       42,904,847            --              --             --              --
Accumulation units purchased and
  transferred from other funding options      433,335        2,170,959        48,752              --         26,655              --
Accumulation units redeemed and
  transferred to other funding options .   (6,585,540)      (8,014,741)       (1,325)             --        (13,130)             --
Annuity units ..........................       (1,127)          (1,380)           --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   30,906,353       37,059,685        47,427              --         13,525              --
                                         ============     ============  ============    ============   ============    ============

                                                                              AIM V.I. PREMIER              ALLIANCEBERNSTEIN
                                                                                EQUITY FUND -                 PREMIER GROWTH
                                             MONEY MARKET PORTFOLIO               SERIES I                 PORTFOLIO - CLASS B
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   26,494,554       51,201,214     4,900,096       5,307,333     15,454,402      18,391,786
Accumulation units purchased and
  transferred from other funding options   10,560,586      137,735,950        71,586         302,814      1,059,933       1,582,731
Accumulation units redeemed and
  transferred to other funding options .  (19,088,342)    (162,442,610)   (1,160,332)       (710,051)    (3,903,013)     (4,520,115)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   17,966,798       26,494,554     3,811,350       4,900,096     12,611,322      15,454,402
                                         ============     ============  ============    ============   ============    ============

                                                 GLOBAL GROWTH                  GROWTH FUND -                 GROWTH-INCOME
                                             FUND - CLASS 2 SHARES              CLASS 2 SHARES             FUND - CLASS 2 SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................       70,339               --       131,179              --      2,047,441              --
Accumulation units purchased and
  transferred from other funding options       55,668          105,182       113,008         139,194      2,251,711       2,074,375
Accumulation units redeemed and
  transferred to other funding options .       (9,617)         (34,843)      (23,207)         (8,015)      (185,079)        (26,934)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................      116,390           70,339       220,980         131,179      4,114,073       2,047,441
                                         ============     ============  ============    ============   ============    ============

                                              CREDIT SUISSE TRUST              DELAWARE VIP                   DREYFUS VIF
                                                EMERGING MARKETS              REIT SERIES -              APPRECIATION PORTFOLIO -
                                                   PORTFOLIO                  STANDARD CLASS                 INITIAL SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    4,252,060        4,810,169     5,006,358       4,517,471     10,055,602      10,983,258
Accumulation units purchased and
  transferred from other funding options      531,209       17,470,465       822,296       1,448,849        224,969       1,232,994
Accumulation units redeemed and
  transferred to other funding options .     (617,820)     (18,028,574)   (1,278,257)       (959,962)    (2,000,018)     (2,160,650)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    4,165,449        4,252,060     4,550,397       5,006,358      8,280,553      10,055,602
                                         ============     ============  ============    ============   ============    ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                  DREYFUS VIF                  MUTUAL SHARES               TEMPLETON DEVELOPING
                                              DEVELOPING LEADERS              SECURITIES FUND -             MARKETS SECURITIES
                                           PORTFOLIO - INITIAL SHARES          CLASS 2 SHARES             FUND - CLASS 2 SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   19,562,567       20,248,033     1,112,200         201,578          4,729              --
Accumulation units purchased and
  transferred from other funding options      880,441        5,204,686       365,561         974,005         38,492         694,243
Accumulation units redeemed and
  transferred to other funding options .   (3,247,480)      (5,890,152)     (160,976)        (63,383)        (4,298)       (689,514)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   17,195,528       19,562,567     1,316,785       1,112,200         38,923           4,729
                                         ============     ============  ============    ============   ============    ============

                                                   TEMPLETON                    TEMPLETON
                                              FOREIGN SECURITIES            GROWTH SECURITIES
                                             FUND - CLASS 2 SHARES         FUND - CLASS 2 SHARES          APPRECIATION PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................           --               --     1,688,357         519,099     24,850,175      25,977,503
Accumulation units purchased and
  transferred from other funding options        6,533               --       906,019       3,604,247      1,049,882       1,930,385
Accumulation units redeemed and
  transferred to other funding options .           --               --      (131,272)     (2,434,989)    (3,126,886)     (3,057,713)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................        6,533               --     2,463,104       1,688,357     22,773,171      24,850,175
                                         ============     ============  ============    ============   ============    ============

                                                                               EQUITY INDEX
                                             DIVERSIFIED STRATEGIC               PORTFOLIO -                FUNDAMENTAL VALUE
                                               INCOME PORTFOLIO                CLASS II SHARES                  PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   17,617,282       20,089,234    17,925,076      17,227,561     22,642,687      23,087,873
Accumulation units purchased and
  transferred from other funding options      206,127          399,138     1,657,744       3,919,556      1,166,526       2,841,114
Accumulation units redeemed and
  transferred to other funding options .   (3,212,980)      (2,863,907)   (3,603,450)     (3,222,041)    (2,462,824)     (3,286,300)
Annuity units ..........................       (3,257)          (7,183)           --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   14,607,172       17,617,282    15,979,370      17,925,076     21,346,389      22,642,687
                                         ============     ============  ============    ============   ============    ============

                                               SALOMON BROTHERS              SALOMON BROTHERS
                                             VARIABLE AGGRESSIVE            VARIABLE GROWTH &
                                                 GROWTH FUND -                 INCOME FUND -               BALANCED PORTFOLIO -
                                                CLASS I SHARES                CLASS I SHARES                SERVICE SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................      503,617           58,025       179,735          30,873     22,416,650      19,974,472
Accumulation units purchased and
  transferred from other funding options    1,009,467          472,779        47,019         160,844      1,149,572       7,127,753
Accumulation units redeemed and
  transferred to other funding options .      (91,207)         (27,187)      (43,748)        (11,982)    (2,970,614)     (4,685,575)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    1,421,877          503,617       183,006         179,735     20,595,608      22,416,650
                                         ============     ============  ============    ============   ============    ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                             CAPITAL APPRECIATION               GLOBAL LIFE                 GLOBAL TECHNOLOGY
                                                  PORTFOLIO -               SCIENCES PORTFOLIO -               PORTFOLIO -
                                                SERVICE SHARES                 SERVICE SHARES                SERVICE SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    5,228,108        4,593,834     2,380,859       2,756,370      7,657,086       8,202,696
Accumulation units purchased and
  transferred from other funding options      223,414        1,201,309       142,309         283,338        446,880       1,285,319
Accumulation units redeemed and
  transferred to other funding options .     (544,993)        (567,035)     (369,545)       (658,849)    (1,362,930)     (1,830,929)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    4,906,529        5,228,108     2,153,623       2,380,859      6,741,036       7,657,086
                                         ============     ============  ============    ============   ============    ============

                                                 MID CAP VALUE                 STRATEGIC VALUE               WORLDWIDE GROWTH
                                                  PORTFOLIO -                    PORTFOLIO -                    PORTFOLIO -
                                                SERVICE SHARES                 SERVICE SHARES                 SERVICE SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    1,623,953               --            --       1,651,624     23,879,195      25,807,176
Accumulation units purchased and
  transferred from other funding options      347,082        1,843,765            --          99,507      1,400,094      21,316,822
Accumulation units redeemed and
  transferred to other funding options .     (220,125)        (219,812)           --      (1,751,131)    (4,815,824)    (23,244,803)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    1,750,910        1,623,953            --              --     20,463,465      23,879,195
                                         ============     ============  ============    ============   ============    ============

                                                LAZARD RETIREMENT
                                                    SMALL CAP                 GROWTH AND INCOME               MID-CAP VALUE
                                                    PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................        3,334               --       176,543              --        193,140              --
Accumulation units purchased and
  transferred from other funding options      101,656            5,981       286,862         177,343        260,619         205,513
Accumulation units redeemed and
  transferred to other funding options .      (71,284)          (2,647)      (42,356)           (800)       (61,432)        (12,373)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................       33,706            3,334       421,049         176,543        392,327         193,140
                                         ============     ============  ============    ============   ============    ============

                                                 MERRILL LYNCH
                                              VALUE OPPORTUNITIES              DIVIDEND GROWTH
                                              V.I. FUND - CLASS III          PORTFOLIO - CLASS Y        EQUITY PORTFOLIO - CLASS Y
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................           --               --       163,237              --         14,351              --
Accumulation units purchased and
  transferred from other funding options       13,614               --       578,486         156,561        141,904          14,351
Accumulation units redeemed and
  transferred to other funding options .           --               --        (9,250)          6,676            (12)             --
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................       13,614               --       732,473         163,237        156,243          14,351
                                         ============     ============  ============    ============   ============    ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                                               OPPENHEIMER                    REAL RETURN
                                                S&P 500 INDEX              MAIN STREET FUND/VA -              PORTFOLIO -
                                              PORTFOLIO - CLASS Y             SERVICE SHARES               ADMINISTRATIVE CLASS
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    1,701,987               --            --              --        453,623              --
Accumulation units purchased and
  transferred from other funding options    3,216,172        1,695,330        23,642              --        385,212       1,023,554
Accumulation units redeemed and
  transferred to other funding options .      (18,907)           6,657          (551)             --        (88,747)       (569,931)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    4,899,252        1,701,987        23,091              --        750,088         453,623
                                         ============     ============  ============    ============   ============    ============

                                                 TOTAL RETURN                    PUTNAM VT                     PUTNAM VT
                                                  PORTFOLIO -              DISCOVERY GROWTH FUND -        INTERNATIONAL EQUITY
                                             ADMINISTRATIVE CLASS             CLASS IB SHARES            FUND - CLASS IB SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   21,506,854       23,768,249       455,638         481,745      2,344,704       2,646,407
Accumulation units purchased and
  transferred from other funding options    2,417,387        8,680,941        35,467          80,722        741,381      64,473,647
Accumulation units redeemed and
  transferred to other funding options .   (5,482,901)     (10,942,336)     (108,495)       (106,829)    (1,166,286)    (64,775,350)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   18,441,340       21,506,854       382,610         455,638      1,919,799       2,344,704
                                         ============     ============  ============    ============   ============    ============

                                                   PUTNAM VT
                                               SMALL CAP VALUE                     ALL CAP                   HIGH YIELD BOND
                                            FUND - CLASS IB SHARES              FUND - CLASS I                FUND - CLASS I
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    2,377,585        2,335,057    23,104,247      20,494,156      8,516,701       6,077,876
Accumulation units purchased and
  transferred from other funding options      508,761          812,230     4,068,056       5,486,391      1,817,940       4,036,993
Accumulation units redeemed and
  transferred to other funding options .     (462,369)        (769,702)   (2,930,853)     (2,876,300)    (1,444,746)     (1,598,168)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    2,423,977        2,377,585    24,241,450      23,104,247      8,889,895       8,516,701
                                         ============     ============  ============    ============   ============    ============

                                                                                 LARGE CAP                     SMALL CAP
                                                                               GROWTH FUND -                 GROWTH FUND -
                                            INVESTORS FUND - CLASS I              CLASS I                       CLASS I
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   22,286,028       23,029,147       838,417          37,706     12,349,155       8,670,957
Accumulation units purchased and
  transferred from other funding options    1,509,981        3,770,294     2,349,692       5,064,961      5,024,969       7,557,776
Accumulation units redeemed and
  transferred to other funding options .   (3,465,425)      (4,513,413)     (755,246)     (4,264,250)    (4,303,644)     (3,879,578)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   20,330,584       22,286,028     2,432,863         838,417     13,070,480      12,349,155
                                         ============     ============  ============    ============   ============    ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                                                                         SCUDDER INTERNATIONAL
                                                STRATEGIC BOND               GROWTH AND INCOME               SELECT EQUITY
                                                FUND - CLASS I              PORTFOLIO - CLASS B            PORTFOLIO - CLASS B
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   21,154,693       15,132,793       228,209              --        524,427              --
Accumulation units purchased and
  transferred from other funding options    4,305,298        8,859,980       251,944         228,209      1,798,122         519,327
Accumulation units redeemed and
  transferred to other funding options .   (3,936,755)      (2,838,080)      (20,551)             --        (30,401)          5,100
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   21,523,236       21,154,693       459,602         228,209      2,292,148         524,427
                                         ============     ============  ============    ============   ============    ============

                                            CONVERTIBLE SECURITIES           DISCIPLINED MID CAP
                                                  PORTFOLIO                    STOCK PORTFOLIO           EQUITY INCOME PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   11,368,074       12,541,535     8,298,472       8,979,824     39,465,084      37,339,948
Accumulation units purchased and
  transferred from other funding options    1,025,517        1,669,381       515,671       1,331,114      5,614,330       9,953,373
Accumulation units redeemed and
  transferred to other funding options .   (1,535,210)      (2,842,842)   (1,203,024)     (2,012,466)    (5,641,878)     (7,825,502)
Annuity units ..........................           --               --            --              --           (157)         (2,735)
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   10,858,381       11,368,074     7,611,119       8,298,472     39,437,379      39,465,084
                                         ============     ============  ============    ============   ============    ============

                                                  FEDERATED
                                                 HIGH YIELD                    FEDERATED STOCK                  LARGE CAP
                                                  PORTFOLIO                      PORTFOLIO                      PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   17,730,671       17,680,843     9,283,523      10,834,934     29,056,900      29,244,417
Accumulation units purchased and
  transferred from other funding options      770,917       11,978,213       176,382         421,097      4,597,828       4,705,898
Accumulation units redeemed and
  transferred to other funding options .   (3,786,927)     (11,924,783)   (1,380,609)     (1,969,782)    (4,507,926)     (4,891,395)
Annuity units ..........................       (2,942)          (3,602)          (56)         (2,726)        (1,651)         (2,020)
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   14,711,719       17,730,671     8,079,240       9,283,523     29,145,151      29,056,900
                                         ============     ============  ============    ============   ============    ============

                                                                               MERRILL LYNCH
                                             LAZARD INTERNATIONAL             LARGE CAP CORE                  MFS EMERGING
                                                STOCK PORTFOLIO                 PORTFOLIO                   GROWTH PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   22,800,093       26,732,289     1,289,900       1,548,975     18,373,215      21,025,122
Accumulation units purchased and
  transferred from other funding options    1,389,206       93,443,684       808,236          51,945        158,928         615,474
Accumulation units redeemed and
  transferred to other funding options .   (3,470,490)     (97,372,592)     (878,289)       (311,020)    (2,567,589)     (3,267,381)
Annuity units ..........................       (2,686)          (3,288)           --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   20,716,123       22,800,093     1,219,847       1,289,900     15,964,554      18,373,215
                                         ============     ============  ============    ============   ============    ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                  MFS MID CAP                     MFS VALUE
                                               GROWTH PORTFOLIO                   PORTFOLIO               PIONEER FUND PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   14,573,917       15,158,336            --              --         12,842              --
Accumulation units purchased and
  transferred from other funding options      556,698        1,745,966        94,315              --         24,209          13,886
Accumulation units redeemed and
  transferred to other funding options .   (2,430,749)      (2,330,385)           --              --        (15,163)         (1,044)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   12,699,866       14,573,917        94,315              --         21,888          12,842
                                         ============     ============  ============    ============   ============    ============

                                                                             ACTIVE INTERNATIONAL             CORE PLUS FIXED
                                               TRAVELERS QUALITY             ALLOCATION PORTFOLIO,          INCOME PORTFOLIO -
                                                BOND PORTFOLIO                     CLASS I                       CLASS II
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   28,711,208       33,335,402            --       4,956,321      2,615,538              --
Accumulation units purchased and
  transferred from other funding options      669,114       17,094,977            --       1,591,854      2,552,852       2,636,783
Accumulation units redeemed and
  transferred to other funding options .   (5,163,450)     (21,719,171)           --      (6,548,175)      (593,437)        (21,245)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   24,216,872       28,711,208            --              --      4,574,953       2,615,538
                                         ============     ============  ============    ============   ============    ============

                                               EMERGING MARKETS
                                              EQUITY PORTFOLIO -             EQUITY AND INCOME               EQUITY GROWTH
                                                    CLASS I                PORTFOLIO - CLASS II           PORTFOLIO - CLASS I
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    4,382,578        3,403,651     4,127,899              --     10,727,653       9,320,745
Accumulation units purchased and
  transferred from other funding options    1,872,667        1,639,170     4,291,182       4,387,874      1,083,943       2,766,256
Accumulation units redeemed and
  transferred to other funding options .     (647,653)        (660,243)     (197,651)       (259,975)    (1,226,375)     (1,359,348)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    5,607,592        4,382,578     8,221,430       4,127,899     10,585,221      10,727,653
                                         ============     ============  ============    ============   ============    ============

                                               GLOBAL FRANCHISE                GLOBAL VALUE                     MID CAP
                                                  PORTFOLIO -                EQUITY PORTFOLIO -            GROWTH PORTFOLIO -
                                               CLASS II SHARES                    CLASS I                        CLASS I
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    2,850,047               --    14,041,592      10,866,652     12,450,255      11,027,544
Accumulation units purchased and
  transferred from other funding options    4,400,095        2,974,984     2,390,888       4,468,121      1,512,368       2,615,752
Accumulation units redeemed and
  transferred to other funding options .     (325,768)        (124,937)   (1,294,975)     (1,293,787)    (1,625,173)     (1,193,041)
Annuity units ..........................           --               --          (555)            606             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    6,924,374        2,850,047    15,136,950      14,041,592     12,337,450      12,450,255
                                         ============     ============  ============    ============   ============    ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                                              SMALL COMPANY
                                                 MID CAP VALUE               GROWTH PORTFOLIO -                 TECHNOLOGY
                                              PORTFOLIO - CLASS I                 CLASS II                 PORTFOLIO - CLASS I
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   19,142,447       18,154,647       874,672              --     12,556,020      13,864,201
Accumulation units purchased and
  transferred from other funding options    2,005,752        3,427,397     1,352,224         872,053        687,715       2,150,041
Accumulation units redeemed and
  transferred to other funding options .   (2,094,483)      (2,439,597)     (118,508)          2,619     (1,181,917)     (3,458,222)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   19,053,716       19,142,447     2,108,388         874,672     12,061,818      12,556,020
                                         ============     ============  ============    ============   ============    ============

                                               U.S. REAL ESTATE               VALUE PORTFOLIO -                AIM CAPITAL
                                              PORTFOLIO - CLASS I                  CLASS I                APPRECIATION PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    8,256,744        6,036,181    17,604,358      16,433,014      3,461,724       3,044,643
Accumulation units purchased and
  transferred from other funding options    2,525,157        3,277,240     1,973,827       2,986,078        709,565         793,113
Accumulation units redeemed and
  transferred to other funding options .   (1,466,997)      (1,057,142)   (1,538,654)     (1,814,734)      (337,501)       (376,032)
Annuity units ..........................         (426)             465            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    9,314,478        8,256,744    18,039,531      17,604,358      3,833,788       3,461,724
                                         ============     ============  ============    ============   ============    ============

                                                                                                           SB ADJUSTABLE RATE
                                               MFS TOTAL RETURN               PIONEER STRATEGIC             INCOME PORTFOLIO -
                                                  PORTFOLIO                   INCOME PORTFOLIO               CLASS I SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   55,901,206       57,692,365     3,908,585       4,569,590        140,446              --
Accumulation units purchased and
  transferred from other funding options    4,974,628        7,088,808       180,007         291,423         97,559         143,448
Accumulation units redeemed and
  transferred to other funding options .   (7,817,008)      (8,871,688)     (725,426)       (952,428)       (27,359)         (3,002)
Annuity units ..........................       (4,690)          (8,279)           --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   53,054,136       55,901,206     3,363,166       3,908,585        210,646         140,446
                                         ============     ============  ============    ============   ============    ============

                                                SMITH BARNEY                  SMITH BARNEY
                                              AGGRESSIVE GROWTH            LARGE CAPITALIZATION             STRATEGIC EQUITY
                                                  PORTFOLIO                  GROWTH PORTFOLIO                  PORTFOLIO
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   17,802,998       15,109,714     5,978,488       2,925,780     34,287,113      40,012,126
Accumulation units purchased and
  transferred from other funding options    1,515,475        4,845,468     1,196,805       5,593,319        165,351       1,834,752
Accumulation units redeemed and
  transferred to other funding options .   (2,686,454)      (2,152,184)   (1,734,042)     (2,540,611)    (4,949,144)     (7,559,765)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   16,632,019       17,802,998     5,441,251       5,978,488     29,503,320      34,287,113
                                         ============     ============  ============    ============   ============    ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                                                                            EMERGING GROWTH
                                             COMSTOCK PORTFOLIO -          COMSTOCK PORTFOLIO -               PORTFOLIO -
                                                CLASS I SHARES               CLASS II SHARES                 CLASS I SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    3,293,740        3,145,076    46,661,642      34,293,105      7,290,958       8,168,531
Accumulation units purchased and
  transferred from other funding options      658,699          581,322    11,615,671      17,796,501         63,604         380,544
Accumulation units redeemed and
  transferred to other funding options .     (300,298)        (432,658)   (4,735,577)     (5,430,412)      (699,474)     (1,258,117)
Annuity units ..........................           --               --        (2,244)          2,448             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    3,652,141        3,293,740    53,539,492      46,661,642      6,655,088       7,290,958
                                         ============     ============  ============    ============   ============    ============

                                                EMERGING GROWTH
                                                  PORTFOLIO -              ENTERPRISE PORTFOLIO -         ENTERPRISE PORTFOLIO -
                                                CLASS II SHARES               CLASS I SHARES                CLASS II SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   14,679,032       11,849,058     9,561,484      10,974,877      5,777,581       4,838,870
Accumulation units purchased and
  transferred from other funding options    2,607,797        4,440,018        37,742         280,614        484,645       1,823,139
Accumulation units redeemed and
  transferred to other funding options .   (2,596,813)      (1,610,044)   (1,081,354)     (1,694,007)      (466,661)       (887,024)
Annuity units ..........................           --               --            --              --         (2,379)          2,596
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   14,690,016       14,679,032     8,517,872       9,561,484      5,793,186       5,777,581
                                         ============     ============  ============    ============   ============    ============

                                                                                                           GROWTH AND INCOME
                                            GOVERNMENT PORTFOLIO -         GOVERNMENT PORTFOLIO -             PORTFOLIO -
                                                CLASS I SHARES                CLASS II SHARES                CLASS I SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................    6,354,516        8,077,581    29,049,601      27,855,429     10,288,883      11,033,781
Accumulation units purchased and
  transferred from other funding options       65,027          572,146     2,518,246      11,452,353        542,081         472,699
Accumulation units redeemed and
  transferred to other funding options .   (1,204,810)      (2,295,211)   (7,393,329)    (10,258,181)      (809,614)     (1,217,597)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................    5,214,733        6,354,516    24,174,518      29,049,601     10,021,350      10,288,883
                                         ============     ============  ============    ============   ============    ============

                                               GROWTH AND INCOME                MONEY MARKET                   MONEY MARKET
                                                  PORTFOLIO -                     PORTFOLIO -                   PORTFOLIO -
                                                CLASS II SHARES                CLASS I SHARES                CLASS II SHARES
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   30,384,658       20,099,926     5,728,263       7,145,522     18,594,530      18,807,691
Accumulation units purchased and
  transferred from other funding options    7,046,378       13,088,529       956,560       1,734,323     10,637,374      17,534,001
Accumulation units redeemed and
  transferred to other funding options .   (3,392,593)      (2,803,797)   (2,110,559)     (3,151,582)   (13,738,766)    (17,747,162)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   34,038,443       30,384,658     4,574,264       5,728,263     15,493,138      18,594,530
                                         ============     ============  ============    ============   ============    ============

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                                             DYNAMIC CAPITAL
                                           CONTRAFUND(R) PORTFOLIO -       APPRECIATION PORTFOLIO -        MID CAP PORTFOLIO -
                                                SERVICE CLASS 2               SERVICE CLASS 2                SERVICE CLASS 2
                                         -----------------------------  ----------------------------   ----------------------------
                                             2004             2003          2004            2003           2004            2003
                                             ----             ----          ----            ----           ----            ----
Accumulation and annuity units
  beginning of year ....................   23,113,994       14,477,548       893,940       1,029,633     10,708,456       6,637,192
Accumulation units purchased and
  transferred from other funding options    9,361,308       11,096,552        23,457       2,005,343      5,518,693       5,761,934
Accumulation units redeemed and
  transferred to other funding options .   (1,967,341)      (2,460,106)     (314,656)     (2,141,036)    (1,278,184)     (1,690,670)
Annuity units ..........................           --               --            --              --             --              --
                                         ------------     ------------  ------------    ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................   30,507,961       23,113,994       602,741         893,940     14,948,965      10,708,456
                                         ============     ============  ============    ============   ============    ============

                                                    COMBINED
                                         ------------------------------
                                              2004             2003
                                              ----             ----
Accumulation and annuity units
  beginning of year .................... 1,047,592,405    1,031,488,741
Accumulation units purchased and
  transferred from other funding options   161,106,728      618,901,387
Accumulation units redeemed and
  transferred to other funding options .  (190,894,901)    (602,772,625)
Annuity units ..........................       (22,170)         (25,098)
                                         -------------    -------------
Accumulation and annuity units
  end of year .......................... 1,017,782,062    1,047,592,405
                                         =============    =============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers  Life and Annuity  Company and
Owners of Variable Annuity Contracts of The Travelers Fund ABD II for Variable
Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund ABD II for Variable Annuities as of December 31, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Travelers Fund ABD II for Variable Annuities as of December 31, 2004, the results of its operations for the year then ended, the changes in the net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Hartford, Connecticut
March 21, 2005

                       This page intentionally left blank

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund ABD II for Variable Annuities or shares of Fund ABD II's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund ABD II for Variable Annuities product(s) offered by The Travelers Life and Annuity Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.


FNDABDII (Annual) (12-04) Printed in U.S.A.


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2004 and 2003, and the related statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for goodwill and intangible assets in 2002.


/s/ KPMG LLP

Hartford, Connecticut
March 28, 2005

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                       2004      2003      2002
                                                      ----      ----      ----

REVENUES
Premiums                                              $  40     $  41     $  43
Net investment income                                   389       356       312
Net realized investment gains (losses)                   17        (7)      (31)
Fee income                                              371       237       190
Other revenues                                            5        19        19
-------------------------------------------------------------------------------
     Total Revenues                                     822       646       533
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                    85        90        94
Interest credited to contractholders                    241       217       181
Amortization of deferred acquisition costs              226       136        67
General and administrative expenses                      63        49        32
-------------------------------------------------------------------------------
     Total Benefits and Expenses                        615       492       374
-------------------------------------------------------------------------------

Income before federal income taxes                      207       154       159
-------------------------------------------------------------------------------

Federal income taxes
     Current                                             96        74       (31)
     Deferred                                           (47)      (39)       87
-------------------------------------------------------------------------------
     Total Federal Income Taxes                          49        35        56
-------------------------------------------------------------------------------

Net Income                                            $ 158     $ 119     $ 103
===============================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                 ($IN MILLIONS)

AT DECEMBER 31,                                                                             2004       2003
------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (including $133 and $131 subject to
     securities lending agreements) (cost $5,929 and $5,034)                              $ 6,261    $ 5,357
Equity securities, at fair value (cost $16 and $8)                                             19          8
Mortgage loans                                                                                212        136
Short-term securities                                                                         420        195
Other invested assets                                                                         417        393
------------------------------------------------------------------------------------------------------------
      Total Investments                                                                     7,329      6,089
------------------------------------------------------------------------------------------------------------
Separate and variable accounts                                                             11,631      9,690
Deferred acquisition costs                                                                  1,522      1,279
Premiums and fees receivable                                                                   75         67
Other assets                                                                                  268        313
------------------------------------------------------------------------------------------------------------
     Total Assets                                                                         $20,825    $17,438
------------------------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits and claims                                                         $ 1,079    $ 1,098
Contractholder funds                                                                        5,227      4,512
Separate and variable accounts                                                             11,631      9,690
Deferred federal income taxes                                                                 180        225
Other liabilities                                                                             747        515
------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                     18,864     16,039
------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                                                3          3
Additional paid-in capital                                                                    817        417
Retained earnings                                                                             922        764
Accumulated other changes in equity from nonowner sources                                     219        215
------------------------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                                             1,961      1,399
------------------------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                                           $20,825    $17,438
============================================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                                                 FOR THE YEAR ENDED
                                                                     DECEMBER 31,
-----------------------------------------------------------------------------------------
COMMON STOCK                                                2004        2003        2002
-----------------------------------------------------------------------------------------
Balance, beginning of year                                $     3     $     3     $     3
Changes in common stock                                        --          --          --
-----------------------------------------------------------------------------------------
Balance, end of year                                      $     3     $     3     $     3
=========================================================================================

-----------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
-----------------------------------------------------------------------------------------
Balance, beginning of year                                $   417     $   417     $   417
Capital contributed by parent                                 400          --          --
-----------------------------------------------------------------------------------------
Balance, end of year                                      $   817     $   417     $   417
=========================================================================================

-----------------------------------------------------------------------------------------
RETAINED EARNINGS
-----------------------------------------------------------------------------------------

Balance, beginning of year                                $   764     $   645     $   542
Net income                                                    158         119         103
-----------------------------------------------------------------------------------------
Balance, end of year                                      $   922     $   764     $   645
=========================================================================================

-----------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
-----------------------------------------------------------------------------------------

Balance, beginning of year                                $   215     $    95     $    16
Unrealized gains, net of tax                                    9         123          72
Derivative instrument hedging activity gains (losses),
    net of tax                                                 (5)         (3)          7
-----------------------------------------------------------------------------------------
Balance, end of year                                      $   219     $   215     $    95
=========================================================================================

-----------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
-----------------------------------------------------------------------------------------

Net income                                                $   158     $   119     $   103
Other changes in equity from nonowner sources                   4         120          79
-----------------------------------------------------------------------------------------
Total changes in equity from nonowner sources             $   162     $   239     $   182
=========================================================================================

-----------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
-----------------------------------------------------------------------------------------
Balance, beginning of year                                $ 1,399     $ 1,160     $   978
Changes in total shareholder's equity                         562         239         182
-----------------------------------------------------------------------------------------
Balance, end of year                                      $ 1,961     $ 1,399     $ 1,160
=========================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)

FOR THE YEARS ENDED DECEMBER 31,                                 2004        2003        2002
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                         $    39     $    44     $    44
     Net investment income received                                 383         320         277
     Fee and other income received                                  399         265         239
     Benefits and claims paid                                      (134)       (106)       (104)
     Interest paid to contractholders                              (241)       (217)       (181)
     Operating expenses paid                                       (470)       (437)       (344)
     Income taxes (paid) received                                   179        (135)         89
     Other                                                          (46)         41         (21)
-----------------------------------------------------------------------------------------------
         Net Cash Provided by (Used in) Operating Activities        109        (225)         (1)
-----------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                           489         520         255
         Mortgage loans                                              53          23          36
     Proceeds from sales of investments
         Fixed maturities                                           802       1,658       1,690
         Equity securities                                           19           8          36
         Mortgage loans                                               6          --          --
         Real estate held for sale                                    2           1          --
     Purchases of investments
         Fixed maturities                                        (2,179)     (2,824)     (3,018)
         Equity securities                                          (30)         (4)        (36)
         Mortgage loans                                            (136)        (28)        (45)
     Policy loans, net                                               (5)          1         (11)
     Short-term securities (purchases) sales, net                  (225)        280        (269)
     Other investment purchases, net                                (43)        (46)        (21)
     Securities transactions in course of settlement, net            23          (4)        118
-----------------------------------------------------------------------------------------------
         Net Cash Used in Investing Activities                   (1,224)       (415)     (1,265)
-----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                 1,023         914       1,486
     Contractholder fund withdrawals                               (308)       (288)       (224)
     Contribution from parent company                               400          --          --
-----------------------------------------------------------------------------------------------
         Net Cash Provided by Financing Activities                1,115         626       1,262
-----------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                      --         (14)         (4)
Cash at beginning of year                                             1          15          19
-----------------------------------------------------------------------------------------------
Cash at December 31,                                            $     1     $     1     $    15
===============================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Significant accounting policies used in the preparation of the accompanying financial statements follow.

      BASIS OF PRESENTATION

      The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world.

      On January 31, 2005, Citigroup announced its intention to sell its Life Insurance and Annuities business, which includes TIC, the Company and certain other businesses, to MetLife. TIC's Primerica Life Segment will remain part of Citigroup. See Note 14.

      The financial statements and accompanying footnotes of the Company are prepared in conformity with U.S. generally accepted accounting principles
      (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

      Certain prior year amounts have been reclassified to conform to the 2004 presentation.

      ACCOUNTING CHANGES

      ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

      On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

      VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit
      (GMDB), features SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e. there is no significant mortality risk).

      The Company determined that the mortality risk on its GMDB features was not a significant component of the total variable annuity product, and accordingly continued to classify these products as investment contracts.

      RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

      The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of less than $1 million.

      SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides that, prospectively, sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During 2004, the Company capitalized sales inducements of approximately $24.9 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For the twelve months ended December 31, 2004, amortization of these capitalized amounts was insignificant.

      CONSOLIDATION OF VARIABLE INTEREST ENTITIES

      On January 1, 2004, the Company adopted the Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)" (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. FIN 46 and FIN 46-R change the method of determining whether certain entities should be included in the Company's financial statements. The Company has evaluated the impact of applying FIN 46-R to existing variable interest entities in which it has variable interests. The effect of adopting FIN 46-R on the Company's balance sheet is immaterial.

      An entity is subject to FIN 46 and FIN 46-R and is called a VIE if it has
      (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. The Company elected to implement the provisions of FIN 46 in the 2003 third quarter. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. Based upon the implementation guidance, the Company is not considered a primary beneficiary of any VIEs, thus no consolidations were required due to the implementation of FIN 46 on July 1, 2003. The Company does, however, hold a significant interest in other VIEs, none of which were material to the Company's financial statements.

      DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

      In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have an impact on the Company's financial statements.

      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

      On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows.

      The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not have an impact on the Company's financial statements.

      STOCK-BASED COMPENSATION

      On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, Accounting for Stock-Based Compensation" (SFAS
      123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", (APB 25) the alternative method of accounting, an offsetting increase to shareholder's equity under SFAS 123 is recorded equal to the

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      amount of compensation expense charged. During the 2004 first quarter, the Company changed its valuation from the Black-Scholes model to the Binomial Method. The impact of this change was insignificant. Compensation expense and proforma compensation expense had the Company applied SFAS 123 prior to 2003 was insignificant for the year ended December 31, 2004 and 2003.

      BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

      Effective January 1, 2002, the Company adopted SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. All goodwill was fully amortized at December 31, 2001 and the Company did not have any other intangible assets with an indefinite useful life. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 4.

      FUTURE APPLICATION OF ACCOUNTING STANDARDS

      OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

      On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

      The FASB will be issuing implementation guidance related to this topic. Once issued, the Company will evaluate the impact of adopting EITF 03-1. The disclosures required by EITF 03-1 are included in Note 2 to the Financial Statements.

      STOCK-BASED COMPENSATION

      In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123-R), which replaces the existing SFAS 123 and supersedes APB 25. SFAS 123-R requires companies to measure and record compensation expense for stock options and other share-based payment based on the instruments' fair value. SFAS 123-R is effective for interim and annual reporting periods beginning after June 15, 2005. The Company will adopt SFAS 123-R on July 1, 2005 by using a modified prospective approach. For unvested stock-based awards granted before January 1, 2003 (APB 25 awards), the Company will expense the fair value of the awards as at the grant date over the remaining vesting period. The impact of recognizing compensation expense for the unvested APB 25 awards will be immaterial in the third and fourth quarters of 2005. In addition, the amount of additional compensation expense that will be disclosed as the impact in the first and second quarters of 2005, as if the standard had been adopted as of January 1, 2005, but will not be recognized in earnings, will be immaterial. The Company continues to evaluate other aspects of adopting SFAS 123-R.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      ACCOUNTING POLICIES

      INVESTMENTS

      Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including financial instruments subject to securities lending agreements (see Note 2), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If these are not available, discounted 22 expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

      Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investment's effective yield is based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual and projected future cash flows.

      Equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

      Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Cash received on impaired loans is reported as income. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market.

      Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

      Other invested assets include trading securities, which are marked to market with the change recognized in net investment income during the current period. Also included are limited partnership and limited liability company interests in investment funds and real estate joint ventures which are accounted for on the equity method of accounting. Undistributed income of these investments is reported in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

      25 DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative financial instruments, including interest rate and equity futures contracts, swaps, interest rate caps, options and forward contracts as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes. (See Note 9 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the balance sheet in other assets, derivative financial instruments in a loss position are reported in the balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

      To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This documentation includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

      For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The net amount is reflected in current earnings. The Company primarily hedges available-for-sale securities.

      For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will be reported in accumulated other changes in equity from nonowner sources. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the changes in fair value is immediately included in realized investment gains and losses.

      The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of effectiveness. If a hedge relationship is found to be ineffective, it no longer qualifies for hedge accounting and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

      For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses.

      FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

      The Company bifurcates an embedded derivative from the host contract where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

      The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the balance sheet as fixed maturity securities, consistent with the host instruments.

      The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

      The Company may enter into derivative contracts to hedge the exposures represented by these embedded derivatives. These are economic hedges, however they do not qualify for hedge accounting. These derivatives are carried at fair value, with the changes in value reflected in realized gains and losses.

      INVESTMENT GAINS AND LOSSES

      Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Realized gains and losses also result from fair value changes in derivative contracts that do not qualify, or are not designated, as hedging instruments, and from the application of fair value hedge accounting under SFAS 133. Impairments are recognized as realized losses when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

      SEPARATE AND VARIABLE ACCOUNTS

      Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

      Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with GMDB features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e. there is no significant mortality risk).

      The Company determined that the mortality risk on its GMDB features was not a significant component of the total variable annuity product, and accordingly continued to classify these products as investment contracts.

      DEFERRED ACQUISITION COSTS

      Deferred acquisition costs (DAC) represent costs that are deferred and amortized over the estimated life of the related insurance policies. DAC principally includes commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of DAC varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

      DAC for deferred annuities, both fixed and variable, is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8, generally over 10-15 years. An amortization rate is developed using the outstanding DAC balance and projected account balances. This rate is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.

      DAC for UL is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97, generally over 16-25 years. Actual profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

      DAC relating to traditional life, including term insurance, is amortized in relation to anticipated premiums per SFAS 60, generally over 5-20 years. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

      All DAC is reviewed, at least annually, to determine if it is recoverable from future income, including investment income, and, if not recoverable, is charged to expense. All other acquisition expenses are charged to operations as incurred. See Note 4.

      CASH AND CASH EQUIVALENTS

      Cash, which is reported in other assets, includes certificates of deposits and other time deposits with original maturities of less than 90 days.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      VALUE OF INSURANCE IN FORCE

      The value of insurance in force, reported in other assets, is an asset that represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method over 31 years. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 4.

      FUTURE POLICY BENEFITS

      Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products and are prepared in accordance with industry standards and U.S. GAAP. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 1.5% to 9.2% for these annuity products with a weighted average interest rate of 6.6%, including adverse deviation. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue and are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance. Interest assumptions applicable to traditional life products range from 3.0% to 7.0%, with a weighted average of 6.3%.

      CONTRACTHOLDER FUNDS

      Contractholder funds represent deposits from the issuance of UL pension investment and certain retail annuity and structured settlement contracts. For UL contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued where one or more elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholders where these charges and expenses may not be fixed or guaranteed. Interest rates credited to contractholder funds related to UL range from 4.5% to 5.4%, with a weighted average interest rate of 5.0%.

      Pension investment and certain annuity contracts do not contain significant insurance risk and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to these investment-type contracts range from less than 1.0% to 8.0% with a weighted average interest rate of 5.2%.

      RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under UL and VUL products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of less than $1 million.

      GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

      Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premiums written or received in one or more years prior to an insolvency occurring in the industry.

      Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2004 and 2003, the Company's liability for guaranty fund assessments was not significant.

      PERMITTED STATUTORY ACCOUNTING PRACTICES

      The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

      PREMIUMS

      Premium income is reported for individual payout annuities, group close-out annuities, whole life and term insurance. The annuities premiums are recognized as revenue when collected. The life premiums are recognized as revenues when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

      FEE INCOME

      Fee income is recognized on deferred annuity and UL contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

      OTHER REVENUES

      Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received.

      CURRENT AND FUTURE INSURANCE BENEFITS

      Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life and term life insurance benefits.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      INTEREST CREDITED TO CONTRACTHOLDERS

      Interest credited to contractholders represents amounts earned by universal life, pension investment and certain retail annuity contracts in accordance with contract provisions.

      FEDERAL INCOME TAXES

      The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

2.    INVESTMENTS

      FIXED MATURITIES

      The amortized cost and fair values of investments in fixed maturities were as follows:

                                                                     GROSS       GROSS
      DECEMBER 31, 2004                                 AMORTIZED  UNREALIZED  UNREALIZED   FAIR
      ($ IN MILLIONS)                                     COST       GAINS       LOSSES    VALUE
      ------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
           Mortgage-backed securities - CMOs and
           pass-through securities                       $  906     $   24      $    1    $  929
           U.S. Treasury securities and obligations
           of U.S. Government and government agencies
           and authorities                                  154          9          --       163
           Obligations of states and political
           subdivisions                                      57          8          --        65
           Debt securities issued by foreign
           governments                                       63          6          --        69
           All other corporate bonds                      3,565        219           4     3,780
           All other debt securities                      1,180         71           2     1,249
           Redeemable preferred stock                         4          2          --         6
      ------------------------------------------------------------------------------------------
               Total Available For Sale                  $5,929     $  339      $    7    $6,261
      ------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------
                                                                     GROSS       GROSS
      DECEMBER 31, 2003                                 AMORTIZED  UNREALIZED  UNREALIZED   FAIR
      ($ IN MILLIONS)                                     COST       GAINS       LOSSES    VALUE
      ------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
           Mortgage-backed securities - CMOs and
           pass-through securities                       $  645     $   18      $    2    $  661
           U.S. Treasury securities and obligations
           of U.S. Government and government agencies
           and authorities                                  192          5           1       196
           Obligations of states and political
           subdivisions                                      53          6          --        59
           Debt securities issued by foreign
           governments                                       58          3          --        61
           All other corporate bonds                      3,179        241           5     3,415
           All other debt securities                        903         59           3       959
           Redeemable preferred stock                         4          2          --         6
      ------------------------------------------------------------------------------------------
               Total Available For Sale                  $5,034     $  334      $   11    $5,357
      ------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      Proceeds from sales of fixed maturities classified as available for sale were $801.9 million, $1.7 billion and $1.7 billion in 2004, 2003 and 2002, respectively. Gross gains of $25.0 million, $48.2 35 million and $85.6 million and gross losses of $24.4 million, $52.4 million and $29.9 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $6.9 million, $10.2 million and $66.9 million were realized due to other-than-temporary losses in value in 2004, 2003 and 2002, respectively. The significant impairment activity in 2002 was concentrated in telecommunication and energy company investments.

      The amortized cost and fair value of fixed maturities available for sale at December 31, 2004, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      -----------------------------------------------------------------
                                               AMORTIZED          FAIR
      ($ IN MILLIONS)                             COST            VALUE
      -----------------------------------------------------------------

      MATURITY:
           Due in one year or less               $  264          $  270
           Due after 1 year through 5 years       1,675           1,757
           Due after 5 years through 10 years     2,365           2,514
           Due after 10 years                       719             791
      -----------------------------------------------------------------
                                                  5,023           5,332
      -----------------------------------------------------------------

           Mortgage-backed securities               906             929
      -----------------------------------------------------------------
               Total Maturity                    $5,929          $6,261
      -----------------------------------------------------------------

      The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

      At December 31, 2004 and 2003, the Company held CMOs classified as available for sale with a fair value of $532.6 million and $332.4 million, respectively. Approximately 34% of the Company's CMO holdings were fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2004 and 2003. In addition, the Company held $396.0 million and $327.7 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2004 and 2003, respectively. All of these securities are rated AAA.

      The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests in a short-term investment pool. See Note
      11. The loaned securities remain a recorded asset of the Company. The Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral, and reports that liability as part of other liabilities in the balance

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      sheet. At December 31, 2004 and 2003, the Company held cash collateral of $113.5 million and $154.0 million, respectively. The Company also had $23.7 million of investments held with a third party used as collateral at December 31, 2004. The Company does not have the right to sell or pledge this collateral and it is not recorded on the balance sheet. No such collateral existed at December 31, 2003.

      The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices.

      These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. This liability is classified as other liabilities in the balance sheets and fluctuates based upon the timing of the repayments. Although these types of transactions occurred during the years, there were no outstanding amounts at December 31, 2004 and 2003.

      EQUITY SECURITIES

      The cost and fair values of investments in equity securities were as follows:

      --------------------------------------------------------------------------------
                                                           GROSS       GROSS
                                                         UNREALIZED  UNREALIZED  GROSS
      ($ IN MILLIONS)                             COST     GAINS       LOSSES    VALUE
      --------------------------------------------------------------------------------
      DECEMBER 31, 2004
           Common stocks                          $12       $ 3          $--      $15
           Non-redeemable preferred stocks          4        --           --        4
      --------------------------------------------------------------------------------
               Total Equity Securities            $16       $ 3          $--      $19
      --------------------------------------------------------------------------------

      DECEMBER 31, 2003
           Common stocks                          $ 2       $--          $--      $ 2
           Non-redeemable preferred stocks          6        --           --        6
      --------------------------------------------------------------------------------
               Total Equity Securities            $ 8       $--          $--      $ 8
      --------------------------------------------------------------------------------

      Proceeds from sales of equity securities were $18.5 million, $7.8 million and $35.6 million in 2004, 2003 and 2002, respectively. Gross gains and losses on sales and impairments were insignificant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

      Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2004 are temporary in nature. The Company conducts a periodic review to identify and evaluate investments that have indications of possible impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

      o Identification and evaluation of investments that have possible indications of impairment;

      o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of length of time the investment has been in an unrealized loss position.

      o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

      o Documentation of the results of these analyses, as required under business policies.

      The tables below shows the fair value of investments in fixed maturities and equity securities that are available-for-sale and have been in an unrealized loss position at:

                                                        Gross Unrealized Losses
                                                        -----------------------
                                                Less Than One Year    One Year or Longer            Total
                                                ----------------------------------------------------------------
                                                         Gross                  Gross                   Gross
DECEMBER 31, 2004                               Fair   Unrealized      Fair   Unrealized       Fair   Unrealized
($ IN MILLIONS)                                 Value    Losses        Value    Losses         Value    Losses
----------------------------------------------------------------------------------------------------------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMO's and
    pass-through securities                      $103    $  1          $ --     $ --            $103    $  1
U.S. Treasury securities and obligations of
    U.S. Government and government agencies
    and authorities                                 5      --            --       --               5      --
Debt securities issued by foreign governments       1      --            --       --               1      --
All other corporate bonds                         408       4            15       --             423       4
All other debt securities                         141       1            24        1             165       2
Redeemable preferred stock                          1      --            --       --               1      --
----------------------------------------------------------------------------------------------------------------
Total fixed maturities                           $659    $  6          $ 39     $  1            $698    $  7
Equity securities                                $  1    $ --          $  3     $ --            $  4    $ --
----------------------------------------------------------------------------------------------------------------

      At December 31, 2004, the cost of approximately 269 investments in fixed maturity and equity securities exceeded their fair value by $7 million. Of the $6 million which represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and the $1 million in such a position for a year or more, 93% and 82% of these investments are rated investment grade, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

                                                        Gross Unrealized Losses
                                                        -----------------------
                                                Less Than One Year    One Year or Longer            Total
                                                ----------------------------------------------------------------
                                                         Gross                  Gross                   Gross
DECEMBER 31, 2003                               Fair   Unrealized      Fair   Unrealized       Fair   Unrealized
($ IN MILLIONS)                                 Value    Losses        Value    Losses         Value    Losses
----------------------------------------------------------------------------------------------------------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMO's and
    pass-through securities                      $143    $  2          $ --     $ --            $143    $  2
U.S. Treasury securities and obligations of
    U.S. Government and government agencies
    and authorities                               132       1            --       --             132       1
Debt securities issued by foreign governments       2      --            --       --               2      --
All other corporate bonds                         238       4            19        1             257       5
All other debt securities                         123       2            20        1             143       3
Redeemable preferred stock                         --      --             1       --               1      --
----------------------------------------------------------------------------------------------------------------
Total fixed maturities                           $638    $  9          $ 40     $  2            $678    $ 11
Equity securities                                $  3    $ --          $  1     $ --            $  4    $ --
----------------------------------------------------------------------------------------------------------------

      At December 31, 2003, the cost of approximately 220 investments in fixed maturity and equity securities exceeded their fair value by $11 million. Of the $9 million which represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and the $2 million in such a position for a year or more, 87% and 32% of these investments are rated investment grade, respectively.

      AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

      The aging of gross unrealized losses on fixed maturity investments is as follows:

                                                                          TOTAL FIXED MATURITIES
                                                                           WITH UNREALIZED LOSS
                                                TOTAL FIXED MATURITIES     TOTALING 20% OR MORE
------------------------------------------------------------------------------------------------
DECEMBER 31, 2004                               AMORTIZED  UNREALIZED     AMORTIZED  UNREALIZED
($ IN MILLIONS)                                   COST       LOSS           COST        LOSS
------------------------------------------------------------------------------------------------
      Six months or less                           $505      $  3            $--        $--
      Greater than six months to nine months        134         2             --         --
      Greater than nine months to twelve months      26         1             --         --
      Greater than twelve months                     40         1             --         --
                                                   ----      ----            ---        ---
          Total                                    $705      $  7            $--        $--
                                                   ====      ====            ===        ===

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

                                                                          TOTAL FIXED MATURITIES
                                                                           WITH UNREALIZED LOSS
                                                TOTAL FIXED MATURITIES     TOTALING 20% OR MORE
------------------------------------------------------------------------------------------------
DECEMBER 31, 2003                               AMORTIZED  UNREALIZED     AMORTIZED  UNREALIZED
($ IN MILLIONS)                                   COST       LOSS           COST        LOSS
------------------------------------------------------------------------------------------------
      Six months or less                           $540      $  7            $  1       $ --
      Greater than six months to nine months         72         1              --         --
      Greater than nine months to twelve months      35         1              --         --
      Greater than twelve months                     42         2              --         --
                                                   ----      ----            ----       ----
          Total                                    $689      $ 11            $  1       $ --
                                                   ====      ====            ====       ====

      Fair values of investments in fixed maturities and equity securities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which quoted market prices, third-party broker quotations or validated model prices are not available amounted to $36.0 million and $124.9 million at December 31, 2004 and 2003, respectively.

      MORTGAGE LOANS

      At December 31, 2004 and 2003, the Company's mortgage loan portfolios consisted of the following:

      --------------------------------------------------------------------------
      ($ IN MILLIONS)                                           2004        2003
      --------------------------------------------------------------------------
      Current Mortgage Loans                                    $209        $136
      Underperforming Mortgage Loans                               3          --
      --------------------------------------------------------------------------
      Total                                                     $212        $136
      --------------------------------------------------------------------------

      Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

      Aggregate annual maturities on mortgage loans at December 31, 2004 are as shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

      --------------------------------------------------------------------------
      YEAR ENDING DECEMBER 31,
      ($ IN MILLIONS)
      --------------------------------------------------------------------------
            2005                                                            $  9
            2006                                                              25
            2007                                                              10
            2008                                                               8
            2009                                                               9
            Thereafter                                                       151
            --------------------------------------------------------------------
            Total                                                           $212
            ====================================================================

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      OTHER INVESTED ASSETS

      Other invested assets are composed of the following:

      --------------------------------------------------------------------------
      ($ IN MILLIONS)                                               2004    2003
      --------------------------------------------------------------------------
      Private equity and arbitrage investments                      $219    $203
      Derivatives                                                    135     115
      Trading Securities                                              22      33
      Policy Loans                                                    32      27
      Real estate joint ventures                                       9      15
      --------------------------------------------------------------------------
      Total                                                         $417    $393
      --------------------------------------------------------------------------

      CONCENTRATIONS

      The Company participates in a short-term investment pool maintained by TIC. See Note 11.

      The Company's industry concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, were as follows:

      --------------------------------------------------------------------------
      ($ IN MILLIONS)                                             2004      2003
      --------------------------------------------------------------------------
      Finance                                                     $918      $555
      Banking                                                      515       364
      Electric Utilities                                           430       455
      Real Estate Investment Trust                                 394       241
      Media                                                        342       354
      Insurance                                                    323       261
      Telecommunications                                           290       288
      --------------------------------------------------------------------------

      The Company held investments in foreign banks in the amount of $201 million and $152 million at December 31, 2004 and 2003, respectively, which are included in the table above.

      The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the preceding table include $119 million and $157 million in Electric Utilities, $25 million and $31 million in Media, and $12 million and $34 million in Telecommunications at December 31, 2004 and 2003, respectively. Below investment grade assets in other categories were insignificant. Total below investment grade fixed maturities were $501 million and $506 million at December 31, 2004 and 2003, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      Included in mortgage loans were the following group concentrations:

      ($ IN MILLIONS)
      --------------------------------------------------------------------------
      At December 31,                                             2004      2003
      --------------------------------------------------------------------------
      STATE
      -----
      California                                                  $ 58      $ 34
      New York                                                      40        31
      --------------------------------------------------------------------------
      PROPERTY TYPE
      -------------
      Agricultural                                                $106      $ 64
      Office                                                        70        62
      --------------------------------------------------------------------------

      The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

      NON-INCOME PRODUCING INVESTMENTS

      Investments included in the consolidated balance sheets that were non-income producing were insignificant at December 31, 2004 and 2003, respectively.

      RESTRUCTURED INVESTMENTS

      Mortgage loan and debt securities which were restructured at below market terms at December 31, 2004 and 2003 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

      NET INVESTMENT INCOME

      --------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ IN MILLIONS)                                       2004    2003    2002
      --------------------------------------------------------------------------
      GROSS INVESTMENT INCOME
        Fixed maturities                                    $346    $317    $277
        Other invested assets                                 30      32      28
        Mortgage loans                                        18      11      11
        Other                                                  1       2       1
      --------------------------------------------------------------------------
      Total gross investment income                          395     362     317
      --------------------------------------------------------------------------
       Investment expenses                                     6       6       5
      --------------------------------------------------------------------------
       Net investment income                                $389    $356    $312
      --------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

      Net realized capital gains (losses) by asset class for the periods were as follows:

      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ IN MILLIONS)                                             2004     2003     2002
      ----------------------------------------------------------------------------------
      REALIZED INVESTMENT GAINS (LOSSES)
      Fixed maturities                                            $ (6)    $(14)    $(11)
      Derivatives:
        Guaranteed minimum withdrawal benefit derivatives, net      19       --       --
        Other derivatives                                            2        8      (17)
      Other invested assets                                         (1)       1       (3)
      Mortgage loans                                                --       (1)      --
      Other                                                          3       (1)      --
      ----------------------------------------------------------------------------------
      Total realized investment gains (losses)                    $ 17     $ (7)    $(31)
      ----------------------------------------------------------------------------------

      Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder's equity were as follows:

      --------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ IN MILLIONS)                                   2004     2003      2002
      --------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
      Fixed maturities                                  $   9    $ 189     $  91
      Other invested assets                                 4       (3)       22
      --------------------------------------------------------------------------
      Total unrealized investment gains                    13      186       113
      --------------------------------------------------------------------------
      Related taxes                                         5       65        40
      --------------------------------------------------------------------------
      Change in unrealized investment gains                 8      121        73
      Balance beginning of year                           207       86        13
      --------------------------------------------------------------------------
      Balance end of year                               $ 215    $ 207     $  86
      --------------------------------------------------------------------------

3.    REINSURANCE

      The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

      Since 1997 the majority of UL business has been reinsured under an 80% ceded/20% retained YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance has reverted to YRT for new business. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for UL and $25.0 million for term insurance. For other plans of insurance, it is the policy

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification.

      Total life insurance in-force ceded under reinsurance contracts was $44.3 billion and $35.0 billion at December 31, 2004 and 2003, including $3.4 million and $4.5 million, respectively to TIC. Total life insurance premiums ceded were $34.4 million, $24.9 million and $14.9 million in 2004, 2003 and 2002, respectively. Ceded premiums paid to TIC were insignificant for these same periods.

      During 2004, The Travelers Life and Annuity Reinsurance Company (TLARC) was formed as a pure captive insurer in order to permit the Company to cede 100% of its statutory-based risk associated with the death benefit guarantee rider on certain universal life contracts. The reinsurance transaction related to statutory-only reserves, and had no impact on GAAP premiums and benefits. TLARC is a direct subsidiary of CIHC, TIC's parent. See Note 11.

      Prior to April 1, 2001, the Company also reinsured substantially all of the GMDB on its variable annuity product. Total variable annuity account balances with GMDB were $11.1 billion, including $4.8 billion or 43% which was reinsured, and $9.9 billion, of which $5.4 billion or 55% is reinsured at December 31, 2004 and 2003, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR was $595 million and $887 million at December 31, 2004 and 2003, respectively. NAR included $536 million, or 90%, and $816 million, or 92%, which was reinsured at December 31, 2004 and 2003, respectively.

4.    INTANGIBLE ASSETS

      The Company has two intangible, amortizable assets, DAC and the value of insurance in force.

      DAC
      ---
                                                 Traditional  Deferred
            ($ IN MILLIONS)                         Life       Annuity       UL        Total
            ---------------------------------------------------------------------------------
            Balance January 1, 2003               $    55     $   632     $   377     $ 1,064

            Commissions and expenses deferred          14         172         165         351
            Amortization expense                      (10)       (107)        (19)       (136)

            ---------------------------------------------------------------------------------
            Balance December 31, 2003                  59         697         523       1,279

            Commissions and expenses deferred          11         182         276         469
            Amortization expense                      (10)       (147)        (43)       (200)
            Underlying lapse and interest rate
             assumptions                               --          (2)         --          (2)
            Pattern of estimated gross profit
             adjustment                                --          --         (24)        (24)
            ---------------------------------------------------------------------------------
            Balance December 31, 2004             $    60     $   730     $   732     $ 1,522
            ---------------------------------------------------------------------------------

      VALUE OF INSURANCE IN FORCE

      The value of insurance in force totaled $10.8 million and $11.7 million at December 31, 2004 and 2003, respectively, and was reported in other assets. Amortization expense of value of insurance in force was insignificant for 2004, 2003 and 2002.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

5.    DEPOSIT FUNDS AND RESERVES

      At December 31, 2004 and 2003, the Company had $6.3 billion and $5.6 billion of life and annuity deposit funds and reserves, respectively, as follows.

                                                          DECEMBER 31, 2004          DECEMBER 31, 2003
                                                          -----------------          -----------------
     ($ IN MILLIONS)
            Subject to discretionary withdrawal:
                With fair value adjustments                     $2,594                    $2,552
                Subject to surrender charges                     1,672                     1,318
                Surrenderable without charge                       289                        99
                                                                ------                    ------
                Total                                           $4,555                    $3,969

            Not subject to discretionary withdrawal:            $1,744                    $1,637
                                                                ------                    ------
                    Total                                       $6,299                    $5,606
                                                                ======                    ======

      Average surrender charges included in the subject to surrender charge category above were 4.7% in both 2004 and 2003. In addition, during the payout phase, these funds are credited at significantly reduced interest rates.

6.    FEDERAL INCOME TAXES

      EFFECTIVE TAX RATE ($ IN MILLIONS)

            -------------------------------------------------------------------
            FOR THE YEAR ENDED DECEMBER 31,         2004       2003       2002
            -------------------------------------------------------------------
            Income before federal income taxes      $ 207      $ 154      $ 159
            Statutory tax rate                         35%        35%        35%
            -------------------------------------------------------------------
            Expected federal income taxes              72         54         56
            Tax effect of:
            Non-taxable investment income             (15)       (11)        --
            Tax reserve release                        (8)        (8)        --
            -------------------------------------------------------------------
            Federal income taxes                    $  49      $  35      $  56
            ===================================================================
            Effective tax rate                         24%        22%        35%
            -------------------------------------------------------------------
            COMPOSITION OF FEDERAL INCOME TAXES
            -------------------------------------------------------------------
            Current:
            United States                           $  96      $  73      $ (31)
            Foreign                                    --          1         --
            -------------------------------------------------------------------
            Total                                      96         74        (31)
            -------------------------------------------------------------------
            Deferred:
            United States                             (47)       (39)        87
            Foreign                                    --         --         --
            -------------------------------------------------------------------
            Total                                     (47)       (39)        87
            -------------------------------------------------------------------
            Federal income taxes                    $  49      $  35      $  56
            ===================================================================

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      The net deferred tax liabilities at December 31, 2004 and 2003 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ($ IN MILLIONS)                                               2004      2003
      -----------------------------------------------------------------------------
      Deferred Tax Assets:
      Benefit, reinsurance and other reserves                       $ 372     $ 251
      Other                                                             7         6
      -----------------------------------------------------------------------------
      Total                                                           379       257
      -----------------------------------------------------------------------------

      Deferred Tax Liabilities:
      Investments, net                                               (131)     (117)
      Deferred acquisition costs and value of insurance in force     (426)     (364)
      Other                                                            (2)       (1)
      -----------------------------------------------------------------------------
      Total                                                          (559)     (482)
      -----------------------------------------------------------------------------

      Net Deferred Tax Liability                                    $(180)    $(225)
      -----------------------------------------------------------------------------

      TIC and its subsidiaries, including the Company, file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement. The Company had a $265.3 million payable to TIC at December 31, 2004 and a $9.1 million recoverable from TIC at December 31, 2003 pursuant to the Agreement.

      At December 31, 2004 and 2003, the Company had no ordinary or capital loss carryforwards.

      The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. At current rates the maximum amount of such tax would be approximately $700 thousand. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. The 2004 Tax Act provides that this account can be reduced directly by distributions made by the life insurance subsidiaries in 2005 and 2006. The Company intends to make sufficient distributions to eliminate this account within the timeframe permitted under the Act.

7.    SHAREHOLDER'S EQUITY

      SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

      The Company's statutory net income (loss) was $(211) million, $37 million and $(134) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus was $942 million and $494 million at December 31, 2004 and 2003, respectively.

      The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. In accordance with Connecticut statutes, the Company may not pay dividends during 2005 without prior approval of the State of Connecticut Insurance Department.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

      Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

                                                                                 NET                                 ACCUMULATED
                                                                              UNREALIZED         DERIVATIVE        OTHER CHANGES
                                                                             GAIN/LOSS ON      INSTRUMENTS &      IN EQUITY FROM
                                                                              INVESTMENT          HEDGING               NONOWNER
      ($ IN MILLIONS)                                                         SECURITIES         ACTIVITIES              SOURCES
      --------------------------------------------------------------------------------------------------------------------------
      BALANCE, JANUARY 1, 2002                                                   $  13             $   3               $  16
      --------------------------------------------------------------------------------------------------------------------------
      Unrealized gains on investment securities, net of tax of $35                  64                --                  64
      Add:  Reclassification adjustment for losses included in net
         income, net of tax of $4                                                    8                --                   8
      Add:  Derivative instrument hedging activity gains, net of tax of $3          --                 7                   7
      --------------------------------------------------------------------------------------------------------------------------
      PERIOD CHANGE                                                                 72                 7                  79
      --------------------------------------------------------------------------------------------------------------------------

      BALANCE DECEMBER 3 1, 2002                                                    85                10                  95
      --------------------------------------------------------------------------------------------------------------------------
      Unrealized gains on investment securities,
         net of tax of $61                                                         114                --                 114
      Add:  Reclassification adjustment for losses included in net income,
         net of tax of $5                                                            9                --                   9
      Less:  Derivative instrument hedging activity loss, net of tax benefits
         of $(1)                                                                    --                (3)                 (3)
      --------------------------------------------------------------------------------------------------------------------------
      PERIOD CHANGE                                                                123                (3)                120
      --------------------------------------------------------------------------------------------------------------------------

      BALANCE, DECEMBER 31, 2003                                                   208                 7                 215
      Unrealized gains on investment securities,
         net of tax of $3                                                            5                --                   5
      Add: Reclassification adjustment for losses
         included in net income, net of tax of $2                                    4                --                   4
      Less: Derivative instrument hedging activity loss, net of tax
         benefits of $(3)                                                           --                (5)                 (5)
      --------------------------------------------------------------------------------------------------------------------------
      PERIOD CHANGE                                                                  9                (5)                  4
      --------------------------------------------------------------------------------------------------------------------------
      DECEMBER 31, 2004                                                          $ 217             $   2               $ 219
      --------------------------------------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

8.    BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT BENEFITS

      The Company participates in a qualified, noncontributory defined benefit pension plan, a non-qualified pension plan and other postretirement benefits to retired employees through plans sponsored by Citigroup. The Company's share of net expense for these plans was not significant for 2004, 2003 and 2002.

      401(K) SAVINGS PLAN

      Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2004, 2003 and 2002. See Note 11.

9.    DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

      DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

      The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

      The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

      The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match the cash flows from assets and related liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

      Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

      Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

      The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance-sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2004 and 2003 the Company held collateral under these contracts amounting to approximately $101.5 million and $69.7 million, respectively.

      The table below provides a summary of the notional and fair value of derivatives by type:

      ($ IN MILLIONS)                                  DECEMBER 31, 2004                    DECEMBER 31, 2003
                                                              Fair Value                           Fair Value
                                                              ----------                           ----------
                                            Notional                              Notional
      Derivative Type                        Amount      Assets    Liabilities     Amount     Assets    Liabilities
      ---------------                       -----------------------------------------------------------------------
      Interest rate, equity and currency
       swaps                                $  228.5    $    4.1    $   12.5      $  331.8   $   12.2     $    8.5
      Financial futures                        216.9          --          --          92.2         --           --
      Interest rate and equity options       1,031.6       135.4          --         491.0      115.1           --
      Currency forwards                          3.1          --          --           1.4         --           --
      Credit derivatives                         8.6         0.2         0.1           8.6        0.2          0.1
                                            -----------------------------------------------------------------------
          TOTAL                             $1,488.7    $  139.7    $   12.6      $  925.0   $  127.5     $    8.6
                                            =======================================================================

      The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2004 and 2003:

                                                  Year Ended          Year Ended
      ($ IN MILLIONS)                          December 31, 2004   December 31, 2003
      ------------------------------------------------------------------------------
      Hedge ineffectiveness recognized
         related to fair value hedges              $ (3.8)              $ (3.3)
      Hedge ineffectiveness recognized
         related to cash flow hedges                  (.1)                 (.3)
      Net gain or loss from economic
         hedges in earnings                           (.6)                 8.1

      Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2004 is not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The notional values of loan commitments at December 31, 2004 and 2003 were $34.4 million and $7.6 million, respectively. The notional values of other unfunded commitments were $19.9 million and $31.0 million at December 31, 2004 and 2003, respectively.

      FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

      The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

      At December 31, 2004, investments in fixed maturities had a carrying value and a fair value of $6.3 billion compared with a carrying value and a fair value of $5.4 billion at December 31, 2003. See Notes 1 and 2.

      At December 31, 2004, mortgage loans had a carrying value of $212.1 million and a fair value of $220.8 million and at December 31, 2003 had a carrying value of $135.4 million and a fair value of $147.6 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

      The carrying values of short-term securities were $420.0 million and $195.3 million in 2004 and 2003, respectively, which approximated their fair values. Policy loans, which are included in other invested assets, had carrying values of $31.9 million and $26.8 million in 2004 and 2003, respectively, which also approximated their fair values. The Company had interest rate and equity options with fair values of $135.4 million and $115.1 million, at December 31, 2004 and 2003, respectively, also included in other invested assets.

      The carrying values of $208.7 million and $260.6 million of financial instruments classified as other assets approximated their fair values at December 31, 2004 and 2003, respectively. The carrying values of $425.9 million and $439.2 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2004 and 2003, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

      At December 31, 2004 and 2003, contractholder funds with defined maturities had a carrying value of $2.8 billion and a fair value of $3.0 billion. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $610.6 million and a fair value of $543.2 million at December 31, 2004, compared with a carrying value of $677.7 million and a fair value of $527.3 million at December 31, 2003. These contracts generally are valued at surrender value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

10.   COMMITMENTS AND CONTINGENCIES

      LITIGATION

      In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively
      TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action. The class action claims against TLA are violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

      In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

      In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

      In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

11.   RELATED PARTY TRANSACTIONS

      TIC handles banking functions, including payment of expenses for the Company and some of its non-insurance affiliates. In addition, Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2004 and 2003. Charges for these services are shared by the Company and TIC on cost allocation methods, based generally on estimated usage by department and were insignificant for the Company in 2004, 2003 and 2002.

      TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004 and 2003, the pool totaled approximately $4.1 billion and $3.8 billion, respectively. The Company's share of the pool amounted to $384.2 million and $124.6 million at December 31, 2004 and 2003, respectively, and is included in short-term securities in the balance sheet.

      At December 31, 2004 and 2003, the Company had investments in Tribeca Citigroup Investments Ltd., an affiliate of the Company, in the amounts of $13.8 million and $25.5 million, respectively. Income of $1.3 million, $6.6 million and $1.9 million was earned on these investments in 2004, 2003 and 2002, respectively.

      At December 31, 2004 and 2003 the Company had outstanding loaned securities to an affiliate, Citigroup Global Markets Inc., (CGMI) in the amount of $38.1 million and $7.1 million, respectively.

      The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2004 and 2003.

      The Company's Travelers Target Maturity (TTM) Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

      The Company distributes fixed and variable annuity products through its affiliate Smith Barney (SB), a division of CGMI. Premiums and deposits related to these products were $506 million, $707 million and $821 million in 2004, 2003 and 2002, respectively. The Company also markets term and universal life products through SB. Premiums related to such products were $107.7 million, $87.5 million and $87.2 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to SB were $50.2 million, $56.7 million and $57.5 million in 2004, 2003 and 2002, respectively.

      The Company also distributes deferred annuity products through its affiliates Primerica Financial Services, Inc. (PFS), CitiStreet Retirement Services, a division of CitiStreet LLC, (together with its subsidiaries, CitiStreet) and Citibank, N.A. (Citibank). Deposits received from PFS were $636 million, $628 million and $662 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to PFS were $47.9 million, $52.4 million and $47.1 million in 2004, 2003 and 2002, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      Deposits received from CitiStreet were $116 million, $82 million and $184 million in 2004, 2003 and 2002, respectively. Related commissions and fees paid to CitiStreet were $3.1 million, $2.3 million and $2.6 million in 2004, 2003 and 2002, respectively.

      Deposits received from Citibank were $112 million, $162 million and $117 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to Citibank were $13.0 million, $12.4 million and $7.2 million in 2004, 2003 and 2002, respectively.

      The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2004, 2003 and 2002.

      Most leasing functions for TIC and the Company are administered by a Citigroup subsidiary. Rent expense related to leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2004, 2003 and 2002.

      During 2004 TLARC was established as a pure captive to reinsure 100% of the statutory-based risk associated with universal life contracts. Statutory premiums paid by the Company to TLARC totaled $927 million in 2004. Ceding commissions and experience refunds paid by TLARC to the Company totaled $913 million in 2004. The net amount paid was $14 million and was reported as a reduction of other income. See Note 3.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

12.   RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

      The following table reconciles net income to net cash used in operating activities:

      --------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                        2004      2003      2002
      ($ IN MILLIONS)
      --------------------------------------------------------------------------------
      Net Income                                             $ 158     $ 119     $ 103
      Adjustments to reconcile net income to cash used in
         operating activities:
      Realized (gains) losses                                  (17)        7        31
      Deferred federal income taxes                            (47)      (39)       87
      Amortization of deferred policy acquisition costs        226       136        67
      Additions to deferred policy acquisition costs          (469)     (351)     (317)
      Investment income accrued                                 (7)      (37)      (35)
      Insurance reserves                                       (49)      (16)       (9)
      Other                                                    314       (44)       72
      --------------------------------------------------------------------------------
      Net cash used in operations                            $ 109     $(225)    $  (1)
      --------------------------------------------------------------------------------

13.   NON-CASH INVESTING AND FINANCING ACTIVITIES

      There were no significant non-cash activities for the years end December 31, 2004, 2003 and 2002.

14.   SUBSEQUENT EVENT

      On January 31, 2005, Citigroup announced that it had agreed to sell TIC, the Company and certain other domestic and international insurance businesses (the Life Insurance and Annuity Businesses) to MetLife, Inc. (MetLife) pursuant to an Acquisition Agreement (the Agreement). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed this summer.

      TIC's Primerica segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company, by way of dividend, Primerica Life Insurance Company and certain other assets.

      Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of March 28, 2005, we reported on the balance sheets of The Travelers Life and Annuity Company as of December 31, 2004 and 2003, and the related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004, which are included in the Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for goodwill and intangible assets in 2002.


/s/ KPMG LLP

Hartford, Connecticut
March 28, 2005

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2004
                                 ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT SHOWN IN
TYPE OF INVESTMENT                                                   COST           VALUE        BALANCE SHEET (1)
------------------------------------------------------------------------------------------------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and authorities    $  719          $  741             $  741
         States, municipalities and political subdivisions              57              65                 65
         Foreign governments                                            63              69                 69
         Public utilities                                              354             382                382
         Convertible bonds and bonds with warrants attached             25              28                 28
         All other corporate bonds                                   4,707           4,970              4,970
------------------------------------------------------------------------------------------------------------------
              Total Bonds                                            5,925           6,255              6,255
     Redeemable Preferred Stocks                                         4               6                  6
------------------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                                      5,929           6,261              6,261
------------------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Industrial, miscellaneous and all other                        12              15                 15
------------------------------------------------------------------------------------------------------------------
              Total Common Stocks                                       12              15                 15
     Non-Redeemable Preferred Stocks                                     4               4                  4
------------------------------------------------------------------------------------------------------------------
         Total Equity Securities                                        16              19                 19
------------------------------------------------------------------------------------------------------------------

Mortgage Loans                                                         212                                212
Policy Loans (4)                                                        32                                 32
Short-Term Securities                                                  420                                420
Other Investments (2) (3)                                              312                                312
------------------------------------------------------------------------------------------------------------------
         Total Investments                                          $6,921                             $7,256
==================================================================================================================

(1) Determined in accordance with methods described in Notes 1 and 2 of Notes to Financial Statements.

(2) Excludes cost and carrying value of investments in related parties of $72 million and $73 million, respectively.

(3) Includes derivatives marked to market and recorded at fair value in the balance sheet.

(4)   Included in other invested assets on balance sheet.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                    2002-2004
                                 ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------
                              FUTURE POLICY                           BENEFITS,
                              BENEFITS, LOSSES,           NET         CLAIMS, LOSSES                             OTHER
           DEFERRED POLICY    CLAIMS AND LOSS    PREMIUM  INVESTMENT  AND SETTLEMENT  AMORTIZATION OF DEFERRED   OPERATING  PREMIUMS
           ACQUISITION COSTS  EXPENSES (1)       REVENUE  INCOME      EXPENSES (2)    POLICY ACQUISITION COSTS   EXPENSES   WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
     2004      $1,522            $6,306            $40      $389          $326                $226                 $63        $40

     2003      $1,279            $5,610            $41      $356          $307                $136                 $49        $41

     2002      $1,064            $5,032            $43      $312          $275                $ 67                 $32        $43

(1)   Includes contractholder funds.

(2)   Includes interest credited on contractholder funds.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

-----------------------------------------------------------------------------------------
                                                                               PERCENTAGE
                                                        ASSUMED                OF AMOUNT
                                       CEDED TO OTHER  FROM OTHER              ASSUMED TO
                         GROSS AMOUNT    COMPANIES      COMPANIES  NET AMOUNT     NET
-----------------------------------------------------------------------------------------
2004
----
Life Insurance In Force    $54,886        $44,286       $    --      $10,600       -- %
Premiums:
     Annuity               $     6        $    --       $    --      $     6
     Individual life            68             34            --           34
                           -------        -------       -------      -------
         Total Premiums    $    74        $    34       $    --      $    40       -- %
                           =======        =======       =======      =======

2003
----

Life Insurance In Force    $43,671        $34,973       $    --      $ 8,698       -- %
Premiums:
     Annuity               $     4        $    --       $    --      $     4
     Individual Life            62             25            --           37
                           -------        -------       -------      -------
         Total Premiums    $    66        $    25       $    --      $    41       -- %
                           =======        =======       =======      =======

2002
----
Life Insurance In Force    $35,807        $29,261       $    --      $ 6,546       -- %
Premiums:
     Annuity               $     5        $    --       $    --      $     5
     Individual life            53             15            --           38
                           -------        -------       -------      -------
         Total Premiums    $    58        $    15       $    --      $    43       -- %
                           =======        =======       =======      =======

                               PREMIER ADVISERS II
                               PREMIER ADVISER III

                       STATEMENT OF ADDITIONAL INFORMATION

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES



                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY



                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415

L-21250S                                                                May 2005

                                     PART C

                                OTHER INFORMATION

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

         Statement of Assets and Liabilities as of December 31, 2004 Statement of Operations for the year ended December 31, 2004

         Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003
         Statement of Investments as of December 31, 2004
         Notes to Financial Statements

         The financial statements and schedules of The Travelers Life and Annuity Company and the report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include:

         Statements of Income for the years ended December 31, 2004, 2003 and
         2002
         Balance Sheets as of December 31, 2004 and 2003

         Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2004, 2003 and 2002
         Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002
         Notes to Financial Statements
         Financial Statement Schedules

(b)      EXHIBITS

         1. Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed December 22, 1995.)

         2.       Not Applicable.

         3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

         3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

         4(a). Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed June 17, 1996.)

         4(b). Form of Guaranteed Minimum Withdrawal Rider. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, file No. 333-101778, filed November 19, 2004.)

         5.       None.

         6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

         6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

         7. Specimen Reinsurance Contract. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

         8. Form of Participation Agreement. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.

         9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 29, 1997.)

         10. Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

         11.      Not applicable.

         12.      Not applicable.

         13. Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-65500 filed April 19, 2002.)

         15(a). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis. (Incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 6 filed April 17, 2000.)

         15(b). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey and Marla Berman Lewitus. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 7 filed February 26, 2001.)

         15(c). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen L.. Preston. (Incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-65500 filed April 19, 2002.)

         15(d). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Edward W. Cassidy. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 12, File No. 33-65339, filed January 21, 2005.)

         15(e). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William P. Krivoshik. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 12, File No. 33-65339, filed January 21, 2005.)

ITEM 25.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL       POSITIONS AND OFFICES
BUSINESS ADDRESS         WITH INSURANCE COMPANY
------------------       ----------------------

George C. Kokulis        Director, Chairman, President and
                         Chief Executive Officer

Glenn D. Lammey          Director, Senior Executive Vice President,
                         Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston      Director and Executive Vice President

Edward W. Cassidy        Director and Executive Vice President

Brendan M. Lynch         Executive Vice President

David P. Marks           Executive Vice President and Chief Investment Officer

Winnifred Grimaldi       Senior Vice President

Marla Berman Lewitus     Director, Senior Vice President and General Counsel

William P. Krivoshik     Director, Senior Vice President and
                         Chief Information Officer

David A. Golino          Vice President and Controller

Donald R. Munson, Jr.    Vice President

Mark Remington           Vice President

Tim W. Still             Vice President

Bennett Kleinberg        Vice President

Dawn Fredette            Vice President

George E. Eknaian        Vice President and Chief Actuary

Linn K. Richardson       Second Vice President and Actuary

Paul Weissman            Second Vice President and Actuary

Ernest J.Wright          Vice President and Secretary

Kathleen A. McGah        Assistant Secretary and Deputy General Counsel


Principal Business Address:
         The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.

ITEM 27.      NUMBER OF CONTRACT OWNERS

As of February 28, 2005, 3,427 Contract Owners held qualified and non-qualified contracts offered by the Registrant.

ITEM 28.      INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.      PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)     NAME AND PRINCIPAL                 POSITIONS AND OFFICES
        BUSINESS ADDRESS                   WITH UNDERWRITER
        ------------------                 ---------------------

        Kathleen L. Preston                Board of Manager

        Glenn D. Lammey                    Board of Manager

        William F. Scully III              Board of Manager

        Donald R. Munson, Jr.              Board of Manager, President,
                                           Chief Executive Officer and
                                           Chief Operating Officer

        Tim W. Still                       Vice President

        Anthony Cocolla                    Vice President

        John M. Laverty                    Treasurer and Chief Financial Officer

        Stephen E. Abbey                   Chief Compliance Officer

        Alison K. George                   Director and Chief Advertising
                                           Compliance Officer

        Stephen T. Mullin                  Chief Compliance Officer

        Ernest J. Wright                   Secretary

        Kathleen A. McGah                  Assistant Secretary

        William D. Wilcox                  Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415

(c)    Not Applicable

ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Life and Annuity Company
       One Cityplace
       Hartford, Connecticut  06103-3415

ITEM 31.      MANAGEMENT SERVICES

Not Applicable.

ITEM 32.      UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 22nd day of April, 2005.

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)

                                  By: *GLENN D. LAMMEY
                                      ------------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 22nd day of April, 2005.


*GEORGE C. KOKULIS                Director, President and Chief Executive
---------------------------       Officer (Principal Executive Officer)
(George C. Kokulis)


*GLENN D. LAMMEY                  Director, Chief Financial Officer, Chief
---------------------------       Accounting Officer (Principal Financial
(Glenn D. Lammey)                 Officer)


*MARLA BERMAN LEWITUS             Director, Senior Vice President and General
---------------------------       Counsel
(Marla Berman Lewitus)


*KATHLEEN L. PRESTON              Director and Executive Vice President
---------------------------
(Kathleen L. Preston)


*EDWARD W. CASSIDY                Director and Executive Vice President
---------------------------
(Edward W. Cassidy)


*WILLIAM P. KRIVOSHIK             Director, Senior Vice President and Chief
---------------------------       Information Officer
(William P. Krivoshik)


*By: /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

  EXHIBIT NO.    DESCRIPTION
  -----------    -----------

      10.        Consent of KPMG LLP, Independent Registered Public Accounting
                 Firm.